UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 06/30/2017

Item 1 – Report to Stockholders

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

▶   BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

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BLACKROCK FUNDS II	JUNE 30, 2017	3

Fund Summary as of June 30, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund underperformed its reference benchmark, a custom blend of 50% J.P. Morgan EMBI Global Diversified Index/50% J.P. Morgan GBI-EM Global Diversified Index.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has the flexibility to invest in fixed income and derivative securities of any maturity, and denominated in any currency, from issuers located in the emerging markets. As such, the Fund is not managed specifically to a benchmark. The index listed above is for reference purposes only.

•

Several aspects of the Fund’s positioning contributed to performance, including its investments in hard currency sovereign and quasi-sovereign bonds, local debt and corporate issues. (Quasi-sovereign bonds are corporate issues that are wholly or partially owned directly or indirectly backed by government entities; hard currency bonds are denominated in developed market currencies such as the U.S. dollar or Euro).

•	At the country level, the largest contributions came from hard currency bonds in Russia, Argentina, Brazil, Ghana and Zambia.

•

The Fund’s use of credit default swaps detracted from performance in the generally positive market environment. The Fund was positioned for an uptick in volatility from possible tail risks, but volatility diminished to historical lows across the major asset classes in the first half of the year. The Fund’s foreign exchange positioning had a small negative impact, as well.

•

The Fund used derivatives as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. The specific instruments that the Fund employed included currency forward contracts, which were used to manage currency risk, and credit default swaps, which were used to manage the risk of changing yield spreads. The Fund also used interest-rate swaps and derivatives linked to develop-market government bonds in order to manage the portfolio’s duration (interest-rate sensitivity). While the use of interest-rate swaps was a positive, the overall impact of the Fund’s positions in derivatives was a net detractor.

•

The Fund held an above-average cash weighting at the close of the period, reflecting the investment adviser’s defensive stance. The majority of the cash was held in U.S. dollars, which was a detractor from performance given that the U.S. dollar depreciated relative to emerging market currencies.

Describe recent portfolio activity.

•

Although the investment advisor made adjustments within each of the Fund’s investment themes, the Fund’s core bond holdings were largely unchanged. With that said, the Fund moved toward a long U.S. dollar positioning and away from long positions in certain emerging market currencies with above-average sensitivity to oil prices. The Fund also closed out positions that were designed to capitalize on underperformance for Mexico, which it had achieved through credit default swaps and a short position in the peso. The portfolio’s duration increased from zero at the beginning of the year to about five years end of April, before moving back to zero by the end of June.

Describe portfolio positioning at period end.

•

The investment adviser remained cautious on emerging market currencies on the belief that exchange rates were not fully factoring in the potential risks. On the fixed income side, the majority of the Fund’s positions were in hard currency assets, with a preference for oil exporters (such as Russia, Kazakhstan, Venezuela, Angola, Iraq), countries with the ability to benefit from idiosyncratic events (including Argentina, Ukraine, Belarus, Lebanon, Egypt) and commodity exporters (Russia, Mexico, Ghana, Zambia, South Africa). In local currency bonds, the investment adviser favored Brazil, Indonesia, Peru and Turkey. The Fund maintained its strategies of striving to offset some sovereign risk through credit default swaps, as well as seeking to manage the effect of interest rate risk in the developed markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Foreign Government Obligations	59%
Foreign Agency Obligations	27
Corporate Bonds	7
U.S. Treasury Obligations	6
Capital Trusts	1

[1]	Total investments exclude short-term securities and options purchased.

Geographic Allocation	Percent of Total Investments[1]

Argentina	9%
Turkey	8
Venezuela	7
Mexico	7
Russia	7
Kazakhstan	7
United States	6
Indonesia	5
Belarus	4
Serbia	4
Egypt	3
Poland	3
Ukraine	3
Ghana	3
South Africa	3
Lebanon	3
Brazil	3
Nigeria	2
Angola	2
Peru	2
Iraq	2
Zambia	2
Other[2]	5

[1]	Total investments exclude short-term securities and options purchased.

[2]	Includes holdings within countries that are 1% or less of total investments. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS II	JUNE 30, 2017

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Total Return Based on a $10,000 Investment

-

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.
2	The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

3	The average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a maturity of 3 months.

4	An unmanaged index that tracks local currency bonds.

5	A customized weighted index comprised of the returns of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index.

6	Commencement of operations.

Performance Summary for the Period Ended June 30, 2017
				Average Annual Total Returns[2,7]
				1 Year		5 Years		Since Inception[8]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.99%	5.63%	0.91%	6.60%	N/A	3.98%	N/A	5.53%	N/A
Investor A	5.51	5.11	0.78	6.32	2.07%	3.68	2.83%	5.24	4.78%
Investor C	4.99	4.48	0.41	5.53	4.53	2.89	2.89	4.45	4.45
Class K	6.04	5.72	0.93	6.66	N/A	4.08	N/A	5.63	N/A
J.P. Morgan GBI-EM Global Diversified Index	—	—	10.36	6.41	N/A	(0.67)	N/A	3.09	N/A
J.P. Morgan EMBI Global Diversified Index	—	—	6.19	6.04	N/A	5.72	N/A	7.23	N/A
50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index	—	—	8.26	6.26	N/A	2.54	N/A	5.22	N/A
3-Month LIBOR USD	—	—	0.50	0.85	N/A	0.43	N/A	0.75	N/A

7	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees. This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

8	The Fund commenced operations on February 1, 2008.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,009.10	$3.89	$1,000.00	$1,020.93	$3.91	0.78%
Investor A	$1,000.00	$1,007.80	$5.13	$1,000.00	$1,019.69	$5.16	1.03%
Investor C	$1,000.00	$1,004.10	$8.84	$1,000.00	$1,015.97	$8.90	1.78%
Class K	$1,000.00	$1,009.30	$3.64	$1,000.00	$1,021.17	$3.66	0.73%

9	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

10	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2017	5

Fund Summary as June 30, 2017	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund’s Institutional, Investor A, Investor C and Class K Shares returned 2.46%, 2.32%, 1.94% and 2.51%, respectively. For the same period, the Bloomberg Barclays U.S. Universal Index returned 2.63% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.31%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has an unconstrained strategy (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

•

The Fund’s allocation to securitized assets, namely commercial mortgage-backed securities, non-agency residential mortgage-backed securities, collateralized loan obligations, and asset backed securities contributed to performance. Also contributing to performance were allocations to investment grade and high yield corporate bonds, as well as allocations to European and Asian credit.

•

Conversely, the principal detractors from the Fund’s performance included short exposure to the euro and long exposures to U.S. inflation-linked securities. The euro appreciated against the U.S. dollar during the second quarter of 2017 as the market started pricing in the possibility that the European Central Bank (“ECB”) would remove some of its accommodative monetary policy more rapidly than previously expected. This caused the euro to move to its highest level against the U.S. dollar since last year’s U.K. referendum on leaving the European Union. U.S. inflation-linked securities underperformed as inflation data came in weaker than expected in the second quarter and oil prices declined following reports of high U.S. supply and speculation that OPEC production cuts may not be enough to stem recent weakness in the commodity.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of U.S. Treasury futures, currency forwards, options and swaps had a negative impact on performance. As interest rates declined through much of the period, the use of derivatives to manage duration detracted from performance. The Fund hedged foreign investments’ currency exposures during the period and the depreciation of the U.S. dollar relative to the Euro and other currencies caused a negative impact from foreign currency forwards.

Describe recent portfolio activity.

•

In the first quarter of 2017, the Fund was positioned to benefit from the global reflation theme through allocations to securitized assets, corporate bonds and emerging markets. These securities were supported by strong demand for yield and higher global growth. The Fund also took profits on allocations to inflation-linked securities. In anticipation of global reflation, the Fund maintained a relatively low portfolio duration and corresponding interest rate sensitivity. The Fund implemented a short position in European interest rates as a means to manage any risk ahead of the French elections and on the view that rates were poised to rise as the ECB removed its accommodative monetary policy.

•

During the second quarter of 2017, inflation data began to weaken, volatility was very low, and global growth started to plateau. The Fund increased its allocation to securitized assets, corporate credit and emerging market bonds given the lack of catalysts in the market that could cause volatility to increase substantially. On the same note, the Fund’s duration was increased to two years from close to zero at the beginning of the period. The Fund maintained short exposures to European government bonds and low exposure to inflation-linked securities.

Describe Fund positioning at period end.

•

The Fund was positioned with significant allocations to securitized assets, emerging markets, and both investment grade and high yield corporate bonds. The Fund held a small position in U.S. municipal bonds as well. The Fund held very little in the way of tactical currency exposures, mostly favoring long allocations to emerging market currencies and short allocations to the euro and the Japanese yen. Finally, the Fund held small short positions in European government bonds as a hedge against higher interest rates as the ECB begins to signal the removal of its monetary policy accommodation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

U.S. Government Sponsored Agency Securities	31%
Corporate Bonds	22
U.S. Treasury Obligations	12
Asset-Backed Securities	10
Foreign Government Obligations	7
Non-Agency Mortgage-Backed Securities	6
Taxable Municipal Bonds	3
Preferred Securities	3
Investment Companies	2
Floating Rate Loan Interests	2
Foreign Agency Obligations	1
Common Stocks	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[1]	Percent of Total Investments[2]

AAA/Aaa[3]	47%
AA/Aa	4
A	6
BBB/Baa	16
BB/Ba	9
B	6
CCC/Caa	2
CC/Ca	1
N/R	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities and options purchased.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

6	BLACKROCK FUNDS II	JUNE 30, 2017

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest in a combination of fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.

[3]

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2017
				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.48%	3.47%	2.46%	5.31%	N/A	3.65%	N/A	4.37%	N/A
Investor A	3.06	2.96	2.32	5.01	0.81%	3.36	2.52%	4.09	3.64%
Investor C	2.44	2.42	1.94	4.23	3.23	2.59	2.59	3.31	3.31
Class K	3.55	3.54	2.51	5.50	N/A	3.74	N/A	4.45	N/A
Bloomberg Barclays U.S. Universal Index	—	—	2.63	0.91	N/A	2.73	N/A	4.26	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.31	0.49	N/A	0.17	N/A	0.31	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

7	The Fund commenced operations on February 5, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Ending Account Value June 30, 2017	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,024.60	$3.92	$3.06	$1,000.00	$1,020.93	$3.91	$1,021.77	$3.06
Investor A	$1,000.00	$1,023.20	$5.37	$4.51	$1,000.00	$1,019.49	$5.36	$1,020.33	$4.51
Investor C	$1,000.00	$1,019.40	$9.11	$8.26	$1,000.00	$1,015.77	$9.10	$1,016.61	$8.25
Class K	$1,000.00	$1,025.10	$3.51	$2.66	$1,000.00	$1,021.32	$3.51	$1,022.17	$2.66

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.78% for Institutional, 1.07% for Investor A, 1.82% for Investor C and 0.70% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

9	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.90% for Investor A, 1.65% for Investor C and 0.53% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

10	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2017	7

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Strategic Income Portfolio’s Class K Shares inception date of March 28, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end.

Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/ payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

8	BLACKROCK FUNDS II	JUNE 30, 2017

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	9

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value
Colombia — 0.7%
Banco de Bogota SA, 6.25%, 5/12/26 (a)	USD	780	$830,794

Corporate Bonds
Argentina — 1.8%
Banco de Galicia y Buenos Aires SA, 8.25%, 7/19/26 (a)(b)		496	559,240
Banco Hipotecario SA, 9.75%, 11/30/20 (a)		376	431,994
Banco Macro SA, 6.75%, 11/04/26 (b)		223	231,920
Pampa Energia SA, 7.50%, 1/24/27		215	224,365
Tarjeta Naranja SA, 22.44%, 4/11/22 (a)(b)		580	594,500

			2,042,019
Austria — 0.2%
Suzano Austria GmbH, 7.00%, 3/16/47 (a)		226	229,390
Cayman Islands — 0.2%
Alpha Star Holding III Ltd., 6.25%, 4/20/22		223	227,455
Jamaica — 0.2%
Digicel Ltd., 6.00%, 4/15/21		238	228,183
Luxembourg — 0.4%
Kernel Holding SA, 8.75%, 1/31/22 (a)		212	227,094
MHP SA, 7.75%, 5/10/24 (a)		228	231,420

			458,514
Mexico — 1.7%
Banco Mercantil del Norte SA, 5.75%, 10/04/31 (b)		230	229,540
Cemex Finance LLC, 9.38%, 10/12/22		200	212,500
Cemex SAB de CV, 7.75%, 4/16/26		1,274	1,457,137

			1,899,177
Russia — 1.2%
Evraz Group SA, 8.25%, 1/28/21		1,245	1,386,283

Corporate Bonds		Par (000)	Value
Turkey — 0.6%
Akbank TAS, 7.20%, 3/16/27 (a)(b)	USD	217	$225,268
Turkiye Garanti Bankasi AS, 6.13%, 5/24/27 (a)(b)		230	227,684
Turkiye Is Bankasi, 5.50%, 4/21/22		228	228,606

			681,558
Total Corporate Bonds — 6.3%			7,152,579

Foreign Agency Obligations
Argentina — 1.9%
YPF SA:
23.08%, 7/07/20 (b)		372	387,968
8.50%, 3/23/21		203	225,795
8.50%, 7/28/25		1,403	1,580,479

			2,194,242
Brazil — 2.3%
Petrobras Global Finance BV, 6.85%, 6/05/15		2,994	2,651,337
Kazakhstan — 5.0%
Kazakhstan Temir Zholy Finance BV, 6.95%, 7/10/42		1,137	1,207,358
KazMunayGas National Co. JSC:
5.75%, 4/30/43		1,014	980,234
5.75%, 4/19/47 (a)		3,648	3,444,442

			5,632,034
Mexico — 1.2%
Petroleos Mexicanos:
6.50%, 3/13/27 (a)		195	209,479
6.75%, 9/21/47		1,104	1,114,907

			1,324,386
Peru — 0.6%
Petroleos del Peru SA, 5.63%, 6/19/47 (a)		625	631,250

Portfolio Abbreviations
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-kind
AGM	Assurance Guaranty Municipal Corp.	FKA	Formerly Known As	PLN	Polish Zloty
AKA	Also Known As	FTSE	Financial Times Stock Exchange	PRIBOR	Prague Interbank Offered Rate
AMBAC	AMBAC Assurance Corp.	GBP	British Pound	RB	Revenue Bonds
ARS	Argentine Peso	GO	General Obligation Bonds	REMIC	Real Estate Mortgage Investment Conduit
AUD	Australian Dollar	HKD	Hong Kong Dollar	RON	Romanian New Leu
BRL	Brazilian Real	HUF	Hungarian Forint	RUB	Russian Ruble
BUBOR	Budapest Interbank Offered Rate	IDR	Indonesian Rupiah	S&P	Standard & Poor’s
BZDIOVER	Overnight Brazil CETIP — Interbank Rate	INR	Indian Rupee	SCA	Svenska Cellulosa Aktiebolaget
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CBOE	Chicago Board Options Exchange	KRW	South Korean Won	SPDR	Standard & Poor’s Depositary Receipts
CDO	Collateralized Debt Obligation	KZT	Kazakhstani Tenge	STIBOR	Stockholm Interbank Offered Rate
CHF	Swiss Franc	LIBOR	London Interbank Offered Rate	TBA	To-be-announced
CLO	Collateralized Loan Obligation	MIB	Milano Italia Borsa	THB	Thai Baht
CLP	Chilean Peso	MXIBTIIE	Mexico Interbank TIIE 28-Day	TRY	Turkish Lira
CNH	Chinese Yuan Offshore	MXN	Mexican Peso	TWD	Taiwan New Dollar
CNY	Chinese Yuan	MYR	Malaysian Ringgit	UK RPI	United Kingdom Retail Price Index
COP	Colombian Peso	NOK	Norwegian Krone	USD	US Dollar
CZK	Czech Koruna	NZD	New Zealand Dollar	UYU	Uruguayan Peso
DAC	Designated Activity Company	OTC	Over-the-counter	WIBOR	Warsaw Interbank Offered Rate
EGP	Egyptian Pound	PEN	Peruvian Nuevo Sol	WTI	West Texas Intermediate
ETF	Exchange-Traded Fund	PHP	Philippine Peso	ZAR	South African Rand
EUR	Euro

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Foreign Agency Obligations		Par (000)	Value
Russia — 4.9%
Gazprom OAO Via Gaz Capital SA:
8.63%, 4/28/34	USD	1,334	$1,777,555
7.29%, 8/16/37		3,158	3,734,335

			5,511,890
South Africa — 1.4%
Eskom Holdings SOC Ltd., 7.13%, 2/11/25		1,606	1,638,120
Venezuela — 5.9%
Petroleos de Venezuela SA:
8.50%, 10/27/20 (a)		5,236	3,775,156
12.75%, 2/17/22		1,414	791,784
9.75%, 5/17/35		4,617	2,147,953

			6,714,893
Total Foreign Agency Obligations — 23.2%			26,298,152

Foreign Government Obligations
Angola — 1.8%
Republic of Angola Via Northern Lights III BV, 7.00%, 8/17/19		1,956	2,013,587
Argentina — 4.0%
Province of Salta, Argentina, 9.13%, 7/07/24 (a)		536	579,952
Provincia de Buenos Aires:
10.88%, 1/26/21		200	228,100
9.13%, 3/16/24 (a)		1,304	1,463,740
9.63%, 4/18/28		427	497,028
Provincia de Cordoba, 7.45%, 9/01/24 (a)		1,105	1,147,167
Republic of Argentina, 7.13%, 6/28/2117 (a)		615	558,113

			4,474,100
Belarus — 3.7%
Republic of Belarus:
8.95%, 1/26/18		2,443	2,505,497
7.63%, 6/29/27 (a)		1,640	1,673,613

			4,179,110
Dominican Republic — 0.6%
Dominican Republic:
6.88%, 1/29/26 (a)		383	427,524
5.95%, 1/25/27 (a)		203	212,135

			639,659
Egypt — 3.1%
Arab Republic of Egypt:
6.13%, 1/31/22 (a)		1,026	1,048,059
7.50%, 1/31/27 (a)		200	212,400
8.50%, 1/31/47 (a)		2,119	2,284,172

			3,544,631
Gabon — 0.8%
Republic of Gabon, 6.95%, 6/16/25		904	900,265
Ghana — 2.5%
Republic of Ghana:
9.25%, 9/15/22 (a)		616	664,055
8.13%, 1/18/26		2,147	2,189,553

			2,853,608
Hungary — 0.2%
Republic of Hungary, 7.63%, 3/29/41		144	214,560

Foreign Government Obligations		Par (000)	Value
Indonesia — 4.7%
Republic of Indonesia:
8.38%, 9/15/26	IDR	55,141,000	$4,563,536
8.25%, 5/15/36		7,089,000	570,471
5.25%, 1/08/47	USD	200	217,593

			5,351,600
Iraq — 1.4%
Republic of Iraq, 5.80%, 1/15/28		1,844	1,635,919
Kazakhstan — 0.9%
Republic of Kazakhstan, 6.50%, 7/21/45		880	1,041,656
Lebanon — 2.4%
Lebanese Republic:
6.25%, 5/27/22		893	902,153
6.10%, 10/04/22		1,773	1,773,532

			2,675,685
Mexico — 3.3%
United Mexican States:
7.75%, 11/13/42	MXN	217	1,261,976
4.75%, 3/08/44	USD	216	216,216
Series M-10, 8.50%, 12/13/18	MXN	396	2,234,401

			3,712,593
Mozambique — 0.4%
Republic of Mozambique, 10.50%, 1/18/23	USD	583	428,622
Nigeria — 1.8%
Federal Republic of Nigeria:
6.38%, 7/12/23		874	899,127
7.88%, 2/16/32 (a)		1,070	1,159,869

			2,058,996
Panama — 0.0%
Republic of Panama, 9.38%, 4/01/29		1	1,475
Peru — 1.0%
Republic of Peru, 6.35%, 8/12/28 (a)	PEN	3,522	1,152,734
Poland — 2.9%
Republic of Poland, 2.50%, 7/25/18	PLN	12,218	3,328,120
Serbia — 3.4%
Republic of Serbia, 5.88%, 12/03/18	USD	3,722	3,895,073
SN — 0.3%
Republic of Senegal, 6.25%, 5/23/33 (a)		275	279,052
South Africa — 1.0%
Republic of South Africa, 5.00%, 10/12/46		1,187	1,096,467
Turkey — 6.3%
Republic of Turkey:
5.13%, 3/25/22		1,068	1,108,434
11.00%, 2/24/27	TRY	10,800	3,204,593
6.00%, 3/25/27	USD	211	224,664
6.63%, 2/17/45		1,903	2,097,030
5.75%, 5/11/47		568	555,504

			7,190,225
Ukraine — 2.7%
Ukraine Government:
7.75%, 9/01/19		2,245	2,317,963
7.75%, 9/01/24		800	784,272

			3,102,235
Uruguay — 0.8%
Republic of Uruguay, 9.88%, 6/20/22 (a)	UYU	26,000	932,874

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	11

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Foreign Government Obligations	Par (000)	Value
Venezuela — 0.2%
Bolivarian Republic of Venezuela, 9.25%, 9/15/27	461	$228,195
Zambia — 1.4%
Republic of Zambia, 8.97%, 7/30/27	1,525	1,624,430
Total Foreign Government Obligations — 51.6%		58,555,471

U.S. Treasury Obligations — 5.1%
U.S. Treasury Notes, 0.88%, 11/15/17	5,722	5,717,077
Total Long-Term Investments (Cost — $95,763,321) — 86.9%		98,554,073

Options Purchased	Value
(Cost — $262,231) — 0.2%	$246,597
Total Investments Before Options Written (Cost — $96,025,552) — 87.1%	98,800,670

Options Written
(Premiums Received — $ 491,528) — (0.3)%	(333,871)
Total Investments Net of Options Written — 86.8%	98,466,799
Other Assets Less Liabilities — 13.2%	15,013,526

Net Assets — 100.0%	$113,480,325

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

During the six months ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,328,120	(1,328,120)	—	—	$770	—	—

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,147,190	USD	865,174	Bank of America N.A.	7/05/17	$16,490
AUD	1,144,597	USD	862,551	Bank of America N.A.	7/05/17	17,120
AUD	482,172	USD	366,952	Barclays Bank PLC	7/05/17	3,618
AUD	151,752	USD	114,587	BNP Paribas S.A.	7/05/17	2,041
AUD	390,138	USD	296,001	Credit Suisse International	7/05/17	3,837
AUD	73,997	USD	55,783	HSBC Bank PLC	7/05/17	1,087
AUD	5,116,542	USD	3,893,161	HSBC Bank PLC	7/05/17	39,120
AUD	3,591,619	USD	2,715,371	JPMorgan Chase Bank N.A.	7/05/17	44,941
AUD	343,136	USD	258,439	Morgan Stanley & Co. International PLC	7/05/17	5,276
AUD	3,846,621	USD	2,918,329	Morgan Stanley & Co. International PLC	7/05/17	37,963
AUD	3,831,071	USD	2,885,612	Morgan Stanley & Co. International PLC	7/05/17	58,729
AUD	4,770,565	USD	3,596,887	Morgan Stanley & Co. International PLC	7/05/17	69,496
AUD	5,144,078	USD	3,876,654	Morgan Stanley & Co. International PLC	7/05/17	76,789
BRL	4,711,480	USD	1,419,548	Goldman Sachs International	7/05/17	974
BRL	1,487,746	USD	448,116	JPMorgan Chase Bank N.A.	7/05/17	442
CAD	785,250	USD	583,159	Bank of America N.A.	7/05/17	22,432
CAD	898,305	USD	667,118	Bank of America N.A.	7/05/17	25,662
CAD	2,782,178	USD	2,071,992	Bank of America N.A.	7/05/17	73,646

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	383,606	USD	290,412	BNP Paribas S.A.	7/05/17	$5,428
CAD	100,019	USD	75,502	Credit Suisse International	7/05/17	1,634
CAD	103,147	USD	77,874	Credit Suisse International	7/05/17	1,673
CAD	420,448	USD	318,705	Deutsche Bank AG	7/05/17	5,548
CAD	205,177	USD	155,057	JPMorgan Chase Bank N.A.	7/05/17	3,177
CAD	3,349,916	USD	2,539,296	JPMorgan Chase Bank N.A.	7/05/17	44,186
CAD	377,062	USD	286,371	Morgan Stanley & Co. International PLC	7/05/17	4,422
CAD	1,667,017	USD	1,259,549	Morgan Stanley & Co. International PLC	7/05/17	26,068
CAD	1,666,834	USD	1,258,343	Morgan Stanley & Co. International PLC	7/05/17	27,133
CAD	767,169	USD	579,981	Northern Trust Corp.	7/05/17	11,666
CAD	296,727	USD	220,362	UBS AG	7/05/17	8,476
CAD	339,448	USD	252,089	UBS AG	7/05/17	9,696
CLP	3,409,180,491	USD	5,132,067	Barclays Bank PLC	7/05/17	2,847
CLP	148,481,598	USD	223,519	BNP Paribas S.A.	7/05/17	124
CLP	75,531,409	USD	113,702	Deutsche Bank AG	7/05/17	63
CLP	189,992,725	USD	286,009	Goldman Sachs International	7/05/17	159
CLP	749,525,000	USD	1,127,444	JPMorgan Chase Bank N.A.	7/05/17	1,492
CLP	749,527,217	USD	1,127,024	Royal Bank of Scotland PLC	7/05/17	1,915
CNH	9,526,947	USD	1,397,220	Australia & New Zealand Banking Group Ltd.	7/05/17	7,323
CNH	2,339,963	USD	343,204	BNP Paribas S.A.	7/05/17	1,773
CNH	31,900,486	USD	4,695,073	BNP Paribas S.A.	7/05/17	7,967
CNH	18,537,915	USD	2,718,102	BNP Paribas S.A.	7/05/17	14,915
CNH	8,635,444	USD	1,272,726	Deutsche Bank AG	7/05/17	385
EUR	2,334,762	USD	2,607,747	Barclays Bank PLC	7/05/17	59,654
EUR	2,071,118	USD	2,340,235	BNP Paribas S.A.	7/05/17	25,961
EUR	1,290,380	USD	1,447,257	BNP Paribas S.A.	7/05/17	26,967
EUR	2,478,950	USD	2,801,060	BNP Paribas S.A.	7/05/17	31,073
EUR	1,555,000	USD	1,742,838	BNP Paribas S.A.	7/05/17	33,707
EUR	508,564	USD	572,508	Citibank N.A.	7/05/17	8,512
EUR	2,028,685	USD	2,289,663	Citibank N.A.	7/05/17	28,054
EUR	1,551,718	USD	1,735,716	Citibank N.A.	7/05/17	37,079
EUR	2,535,483	USD	2,846,067	Citibank N.A.	7/05/17	50,653
EUR	101,994	USD	114,336	Deutsche Bank AG	7/05/17	2,190
EUR	251,928	USD	281,817	Deutsche Bank AG	7/05/17	6,004
EUR	507,097	USD	569,241	Deutsche Bank AG	7/05/17	10,103
EUR	509,970	USD	571,832	Deutsche Bank AG	7/05/17	10,795
EUR	70,139	USD	78,719	JPMorgan Chase Bank N.A.	7/05/17	1,413
EUR	305,012	USD	342,098	JPMorgan Chase Bank N.A.	7/05/17	6,369
EUR	510,560	USD	575,140	JPMorgan Chase Bank N.A.	7/05/17	8,161
EUR	251,928	USD	282,722	Morgan Stanley & Co. International PLC	7/05/17	5,099
EUR	10,295,590	USD	11,599,085	TD Securities, Inc.	7/05/17	163,345
GBP	1,120,000	USD	1,427,082	Barclays Bank PLC	7/05/17	31,920
GBP	220,964	USD	281,494	BNP Paribas S.A.	7/05/17	6,352
GBP	904,441	USD	1,149,219	BNP Paribas S.A.	7/05/17	28,978
GBP	1,104,778	USD	1,409,714	Deutsche Bank AG	7/05/17	29,458
GBP	2,235,167	USD	2,846,708	Deutsche Bank AG	7/05/17	64,999
GBP	450,000	USD	571,514	HSBC Bank PLC	7/05/17	14,692
GBP	89,242	USD	114,075	Nomura International PLC	7/05/17	2,179
GBP	2,888,335	USD	3,735,879	TD Securities, Inc.	7/05/17	26,697

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	13

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	3,369,064	USD	4,304,653	TD Securities, Inc.	7/05/17	$84,159
HUF	26,372,288	USD	97,302	Bank of America N.A.	7/05/17	246
HUF	357,468,630	USD	1,318,271	Bank of America N.A.	7/05/17	3,967
HUF	209,982,896	USD	762,294	Bank of America N.A.	7/05/17	14,410
HUF	586,065,000	USD	2,161,325	BNP Paribas S.A.	7/05/17	6,467
HUF	1,572,691,216	USD	5,755,924	BNP Paribas S.A.	7/05/17	61,294
HUF	105,487,017	USD	389,188	Credit Suisse International	7/05/17	998
HUF	228,601,197	USD	842,597	Credit Suisse International	7/05/17	2,975
HUF	77,996,299	USD	280,780	Credit Suisse International	7/05/17	7,720
HUF	131,121,375	USD	476,167	Credit Suisse International	7/05/17	8,837
HUF	350,191,547	USD	1,270,439	Deutsche Bank AG	7/05/17	24,882
HUF	1,565,193,793	USD	5,712,178	Deutsche Bank AG	7/05/17	77,309
HUF	384,915,000	USD	1,420,089	Goldman Sachs International	7/05/17	3,671
HUF	79,115,745	USD	291,885	HSBC Bank PLC	7/05/17	756
HUF	94,837,416	USD	349,883	JPMorgan Chase Bank N.A.	7/05/17	911
HUF	79,098,878	USD	291,907	Morgan Stanley & Co. International PLC	7/05/17	672
HUF	84,032,413	USD	304,907	UBS AG	7/05/17	5,920
MXN	4,275,094	USD	234,446	Citibank N.A.	7/05/17	906
MXN	20,416,516	USD	1,118,491	Citibank N.A.	7/05/17	5,480
MXN	26,035,000	USD	1,426,575	Citibank N.A.	7/05/17	6,704
MXN	26,036,450	USD	1,424,472	Citibank N.A.	7/05/17	8,887
MXN	90,168	USD	4,939	Credit Suisse International	7/05/17	25
MXN	16,234,687	USD	889,441	Credit Suisse International	7/05/17	4,311
MXN	5,097,892	USD	279,571	Deutsche Bank AG	7/05/17	1,078
MXN	5,103,317	USD	279,594	Deutsche Bank AG	7/05/17	1,354
MXN	9,698,002	USD	528,024	Deutsche Bank AG	7/05/17	5,871
MXN	133,113,261	USD	7,256,620	Morgan Stanley & Co. International PLC	7/05/17	71,536
MXN	25,913,153	USD	1,424,222	UBS AG	7/05/17	2,350
MYR	6,471,985	USD	1,504,063	Citibank N.A.	7/05/17	3,290
MYR	5,666,591	USD	1,315,976	Citibank N.A.	7/05/17	3,798
NZD	168,672	USD	122,396	BNP Paribas S.A.	7/05/17	1,196
NZD	159,277	USD	114,794	BNP Paribas S.A.	7/05/17	1,913
NZD	920,000	USD	670,128	Deutsche Bank AG	7/05/17	3,983
NZD	396,922	USD	286,052	Deutsche Bank AG	7/05/17	4,784
NZD	3,799,265	USD	2,757,886	Deutsche Bank AG	7/05/17	25,949
NZD	924,372	USD	671,360	Morgan Stanley & Co. International PLC	7/05/17	5,955
NZD	4,034,050	USD	2,892,071	Morgan Stanley & Co. International PLC	7/05/17	63,798
NZD	398,194	USD	286,871	UBS AG	7/05/17	4,898
PEN	14,177,233	USD	4,355,525	Royal Bank of Scotland PLC	7/05/17	9,163
PLN	1,071,009	USD	286,709	Bank of America N.A.	7/05/17	2,304
PLN	2,833,642	USD	742,569	Bank of America N.A.	7/05/17	22,093
PLN	30,761,093	USD	8,238,107	Bank of America N.A.	7/05/17	62,807
PLN	8,387,923	USD	2,240,370	Barclays Bank PLC	7/05/17	23,120
PLN	8,576,111	USD	2,287,695	Barclays Bank PLC	7/05/17	26,578
PLN	1,068,891	USD	285,862	BNP Paribas S.A.	7/05/17	2,579
PLN	906,193	USD	240,668	JPMorgan Chase Bank N.A.	7/05/17	3,869
PLN	1,848,807	USD	490,957	Morgan Stanley & Co. International PLC	7/05/17	7,945
RON	2,326,931	USD	576,318	Deutsche Bank AG	7/05/17	6,787
RUB	1,642,236	USD	27,760	Bank of America N.A.	7/05/17	56

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	34,138,839	USD	576,426	Bank of America N.A.	7/05/17	$1,810
RUB	32,492,764	USD	548,931	Barclays Bank PLC	7/05/17	1,425
RUB	14,844,232	USD	246,931	BNP Paribas S.A.	7/05/17	4,498
RUB	97,150,369	USD	1,624,316	Citibank N.A.	7/05/17	21,196
RUB	76,847,810	USD	1,275,218	JPMorgan Chase Bank N.A.	7/05/17	26,414
THB	107,349,869	USD	3,157,813	HSBC Bank PLC	7/05/17	2,324
TRY	25,698,216	USD	7,202,516	Bank of America N.A.	7/05/17	90,672
TRY	6,925,096	USD	1,956,594	Citibank N.A.	7/05/17	8,757
TRY	5,050,994	USD	1,424,059	Goldman Sachs International	7/05/17	9,420
USD	3,154,747	BRL	10,436,533	Bank of America N.A.	7/05/17	8,109
USD	574,675	BRL	1,901,139	BNP Paribas S.A.	7/05/17	1,477
USD	578,304	BRL	1,902,042	Deutsche Bank AG	7/05/17	4,834
USD	3,537,541	BRL	11,702,894	Deutsche Bank AG	7/05/17	9,093
USD	8,912,641	BRL	29,442,910	Deutsche Bank AG	7/05/17	35,538
USD	1,424,182	BRL	4,711,480	Goldman Sachs International	7/05/17	3,661
USD	449,715	BRL	1,487,746	JPMorgan Chase Bank N.A.	7/05/17	1,156
USD	224,155	CLP	148,481,598	BNP Paribas S.A.	7/05/17	512
USD	114,035	CLP	75,531,409	Deutsche Bank AG	7/05/17	270
USD	286,565	CLP	189,992,725	Goldman Sachs International	7/05/17	398
USD	4,415,591	COP	12,828,175,479	Credit Suisse International	7/05/17	209,496
USD	2,856,658	INR	184,368,732	Bank of America N.A.	7/05/17	6,312
USD	2,849,588	INR	184,197,370	Barclays Bank PLC	7/05/17	1,891
USD	1,461,925	INR	94,308,786	UBS AG	7/05/17	3,908
USD	285,509	JPY	31,503,349	BNP Paribas S.A.	7/05/17	5,353
USD	595,335	JPY	65,151,364	BNP Paribas S.A.	7/05/17	15,950
USD	281,386	JPY	31,400,384	Citibank N.A.	7/05/17	2,145
USD	2,433,128	JPY	271,464,088	Citibank N.A.	7/05/17	19,024
USD	2,538,752	JPY	278,270,040	Citibank N.A.	7/05/17	64,123
USD	2,541,926	JPY	279,930,890	Credit Suisse International	7/05/17	52,527
USD	285,319	JPY	31,608,074	Deutsche Bank AG	7/05/17	4,231
USD	275,987	JPY	30,268,496	Deutsche Bank AG	7/05/17	6,812
USD	341,834	JPY	37,464,960	Deutsche Bank AG	7/05/17	8,662
USD	2,289,643	JPY	250,581,735	Deutsche Bank AG	7/05/17	61,243
USD	391,895	JPY	43,717,470	JPMorgan Chase Bank N.A.	7/05/17	3,120
USD	286,541	JPY	31,551,064	JPMorgan Chase Bank N.A.	7/05/17	5,961
USD	687,883	JPY	76,420,109	Morgan Stanley & Co. International PLC	7/05/17	8,286
USD	2,549,235	JPY	283,212,305	Morgan Stanley & Co. International PLC	7/05/17	30,654
USD	5,140,656	JPY	563,906,478	Morgan Stanley & Co. International PLC	7/05/17	125,889
USD	114,074	JPY	12,643,230	Nomura International PLC	7/05/17	1,639
USD	284,755	KRW	321,204,106	Deutsche Bank AG	7/05/17	3,997
USD	1,118,914	KRW	1,259,617,694	Deutsche Bank AG	7/05/17	17,906
USD	1,434,467	KRW	1,608,324,330	Deutsche Bank AG	7/05/17	28,661
USD	5,735,405	KRW	6,430,535,831	Deutsche Bank AG	7/05/17	114,594
USD	1,421,127	MXN	25,715,000	BNP Paribas S.A.	7/05/17	5,463
USD	1,238,040	MXN	22,370,000	Citibank N.A.	7/05/17	6,526
USD	648,231	MXN	11,720,002	Deutsche Bank AG	7/05/17	3,021
USD	1,418,979	MXN	25,719,700	Deutsche Bank AG	7/05/17	3,057
USD	284,371	MXN	5,079,376	JPMorgan Chase Bank N.A.	7/05/17	4,741
USD	2,652,371	MXN	47,679,557	Royal Bank of Scotland PLC	7/05/17	27,515

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	15

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	588,936	MXN	10,648,427	UBS AG	7/05/17	$2,718
USD	1,423,733	MYR	6,095,000	Citibank N.A.	7/05/17	4,181
USD	1,756,094	MYR	7,498,521	Citibank N.A.	7/05/17	9,656
USD	283,549	MYR	1,216,425	UBS AG	7/05/17	238
USD	1,428,511	PHP	71,168,433	Deutsche Bank AG	7/05/17	18,463
USD	1,420,964	PHP	71,005,549	Standard Chartered Bank	7/05/17	14,142
USD	1,446,747	PHP	71,606,760	Standard Chartered Bank	7/05/17	28,014
USD	1,447,762	PHP	72,576,286	UBS AG	7/05/17	9,820
USD	1,423,945	PHP	71,005,000	UBS AG	7/05/17	17,134
USD	486,920	RUB	27,920,000	Bank of America N.A.	7/05/17	14,017
USD	1,419,518	RUB	82,786,306	Bank of America N.A.	7/05/17	17,301
USD	1,723,591	RUB	99,433,993	Bank of America N.A.	7/05/17	39,400
USD	282,852	RUB	16,289,455	BNP Paribas S.A.	7/05/17	6,945
USD	501,811	RUB	28,763,814	Citibank N.A.	7/05/17	14,616
USD	1,082,681	RUB	62,091,773	Citibank N.A.	7/05/17	30,984
USD	2,363,939	RUB	137,226,659	Citibank N.A.	7/05/17	39,623
USD	229,312	RUB	13,119,388	Goldman Sachs International	7/05/17	7,099
USD	487,088	RUB	27,915,000	JPMorgan Chase Bank N.A.	7/05/17	14,269
USD	285,326	THB	9,688,539	Barclays Bank PLC	7/05/17	118
USD	284,957	THB	9,668,585	BNP Paribas S.A.	7/05/17	336
USD	2,307,663	THB	78,322,076	Standard Chartered Bank	7/05/17	2,038
USD	145,673	TRY	512,260	Bank of America N.A.	7/05/17	293
USD	288,394	TRY	1,010,676	BNP Paribas S.A.	7/05/17	1,563
USD	1,339,854	TRY	4,719,913	Citibank N.A.	7/05/17	336
USD	288,720	TRY	1,014,281	Citibank N.A.	7/05/17	866
USD	2,697,048	TRY	9,469,442	Deutsche Bank AG	7/05/17	9,607
USD	147,758	ZAR	1,923,807	Bank of America N.A.	7/05/17	844
USD	1,308,007	ZAR	16,982,009	Barclays Bank PLC	7/05/17	11,154
USD	5,133,329	ZAR	65,873,446	Barclays Bank PLC	7/05/17	102,818
USD	172,180	ZAR	2,226,937	BNP Paribas S.A.	7/05/17	2,117
USD	168,549	ZAR	2,169,812	BNP Paribas S.A.	7/05/17	2,848
USD	289,710	ZAR	3,658,606	BNP Paribas S.A.	7/05/17	10,316
USD	150,874	ZAR	1,956,577	Credit Suisse International	7/05/17	1,457
USD	1,268,253	ZAR	16,476,193	Deutsche Bank AG	7/05/17	10,027
USD	1,268,229	ZAR	16,443,149	Deutsche Bank AG	7/05/17	12,527
USD	877,552	ZAR	11,356,221	Goldman Sachs International	7/05/17	10,320
USD	143,636	ZAR	1,839,981	HSBC Bank PLC	7/05/17	3,124
USD	285,455	ZAR	3,687,475	JPMorgan Chase Bank N.A.	7/05/17	3,856
USD	1,411,644	ZAR	18,399,453	JPMorgan Chase Bank N.A.	7/05/17	6,546
USD	1,323,822	ZAR	16,980,000	Morgan Stanley & Co. International PLC	7/05/17	27,122
USD	1,285,698	ZAR	16,433,187	Morgan Stanley & Co. International PLC	7/05/17	30,756
AUD	374,230	USD	285,731	Barclays Bank PLC	7/24/17	1,802
AUD	1,874,744	USD	1,426,249	Citibank N.A.	7/24/17	14,176
AUD	149,010	USD	114,158	Goldman Sachs International	7/24/17	331
AUD	13,186,913	USD	10,004,277	Royal Bank of Scotland PLC	7/24/17	127,647
CAD	370,124	USD	284,340	BNP Paribas S.A.	7/24/17	1,214
CAD	3,739,260	USD	2,836,447	Citibank N.A.	7/24/17	48,428
EUR	1,757,937	USD	2,010,395	BNP Paribas S.A.	7/24/17	147
EUR	746,274	USD	852,661	Citibank N.A.	7/24/17	848

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	252,434	USD	286,330	Morgan Stanley & Co. International PLC	7/24/17	$2,377
EUR	2,140,000	USD	2,438,344	Morgan Stanley & Co. International PLC	7/24/17	9,160
EUR	2,140,000	USD	2,436,552	Morgan Stanley & Co. International PLC	7/24/17	10,953
GBP	1,995,846	USD	2,592,943	Bank of America N.A.	7/24/17	8,700
GBP	1,094,417	USD	1,422,376	Barclays Bank PLC	7/24/17	4,228
GBP	2,135,186	USD	2,768,812	Barclays Bank PLC	7/24/17	14,465
GBP	2,140,000	USD	2,774,967	Barclays Bank PLC	7/24/17	14,585
GBP	218,941	USD	284,943	BNP Paribas S.A.	7/24/17	453
GBP	133,239	USD	172,443	BNP Paribas S.A.	7/24/17	1,238
GBP	437,433	USD	567,395	BNP Paribas S.A.	7/24/17	2,812
GBP	1,847,939	USD	2,407,097	Deutsche Bank AG	7/24/17	1,745
GBP	133,262	USD	171,142	Morgan Stanley & Co. International PLC	7/24/17	2,569
HUF	13,631,653	USD	50,046	Bank of America N.A.	7/24/17	418
HUF	579,290,000	USD	2,142,107	Bank of America N.A.	7/24/17	2,434
HUF	340,166,482	USD	1,251,164	Bank of America N.A.	7/24/17	8,138
HUF	13,635,702	USD	50,051	Barclays Bank PLC	7/24/17	429
HUF	2,726,870	USD	10,010	Credit Suisse International	7/24/17	85
HUF	27,215,618	USD	100,089	Credit Suisse International	7/24/17	664
HUF	155,764,102	USD	573,609	Deutsche Bank AG	7/24/17	3,032
HUF	340,841,316	USD	1,251,258	Deutsche Bank AG	7/24/17	10,542
HUF	579,288,710	USD	2,137,676	Goldman Sachs International	7/24/17	6,861
HUF	12,901,282	USD	47,496	HSBC Bank PLC	7/24/17	265
HUF	12,269,503	USD	45,047	HSBC Bank PLC	7/24/17	375
HUF	135,966,617	USD	500,519	Morgan Stanley & Co. International PLC	7/24/17	2,832
HUF	133,144,955	USD	488,784	Morgan Stanley & Co. International PLC	7/24/17	4,121
MYR	18,119,767	USD	4,200,224	UBS AG	7/24/17	16,372
NZD	3,941,085	USD	2,873,484	Morgan Stanley & Co. International PLC	7/24/17	13,219
NZD	5,812,309	USD	4,228,117	Royal Bank of Scotland PLC	7/24/17	29,190
PLN	7,950,000	USD	2,144,432	BNP Paribas S.A.	7/24/17	669
PLN	7,935,000	USD	2,131,088	BNP Paribas S.A.	7/24/17	9,966
PLN	7,935,000	USD	2,128,773	Goldman Sachs International	7/24/17	12,282
PLN	7,945,667	USD	2,142,694	HSBC Bank PLC	7/24/17	1,238
RUB	75,211,702	USD	1,260,884	Citibank N.A.	7/24/17	7,763
RUB	16,820,000	USD	281,601	Goldman Sachs International	7/24/17	2,114
RUB	75,210,000	USD	1,260,327	JPMorgan Chase Bank N.A.	7/24/17	8,291
RUB	10,990,513	USD	185,380	UBS AG	7/24/17	5
TRY	602,286	USD	169,979	BNP Paribas S.A.	7/24/17	8
TWD	8,586,482	USD	282,404	BNP Paribas S.A.	7/24/17	91
TWD	8,610,751	USD	282,476	Citibank N.A.	7/24/17	817
USD	224,164	CLP	148,481,598	Citibank N.A.	7/24/17	644
USD	400,864	CLP	265,524,134	Citibank N.A.	7/24/17	1,152
USD	4,229,115	COP	12,828,175,479	Credit Suisse International	7/24/17	35,647
USD	273,729	INR	17,744,503	Goldman Sachs International	7/24/17	129
USD	1,428,965	INR	92,382,604	Goldman Sachs International	7/24/17	4,528
USD	855,569	JPY	96,029,102	Citibank N.A.	7/24/17	846
USD	2,531,528	JPY	283,235,206	Citibank N.A.	7/24/17	10,545
USD	393,013	JPY	43,977,718	Credit Suisse International	7/24/17	1,582
USD	2,553,216	JPY	286,515,524	Credit Suisse International	7/24/17	3,037
USD	175,480	JPY	19,692,682	Deutsche Bank AG	7/24/17	202

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	17

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	168,840	JPY	18,909,814	Nomura International PLC	7/24/17	$530
USD	281,149	JPY	31,515,399	Nomura International PLC	7/24/17	640
USD	8,737,552	JPY	979,578,274	Nomura International PLC	7/24/17	18,651
USD	1,538,249	KRW	1,751,604,260	Deutsche Bank AG	7/24/17	6,738
USD	2,813,233	KRW	3,196,254,924	Goldman Sachs International	7/24/17	18,596
USD	1,410,447	MXN	25,480,000	Barclays Bank PLC	7/24/17	12,366
USD	2,247,287	MXN	40,769,836	Deutsche Bank AG	7/24/17	10,258
USD	281,112	MXN	5,097,086	Goldman Sachs International	7/24/17	1,436
USD	564,349	MXN	10,159,916	Morgan Stanley & Co. International PLC	7/24/17	6,877
USD	1,410,708	MXN	25,477,383	Morgan Stanley & Co. International PLC	7/24/17	12,771
USD	2,854,316	PHP	143,843,265	Deutsche Bank AG	7/24/17	7,017
USD	6,438,269	TRY	22,720,649	JPMorgan Chase Bank N.A.	7/24/17	25,675
USD	565,054	TWD	17,155,031	Deutsche Bank AG	7/24/17	654
USD	282,041	ZAR	3,697,596	Barclays Bank PLC	7/24/17	672
USD	1,338,790	ZAR	17,446,066	Barclays Bank PLC	7/24/17	11,231
USD	1,545,090	ZAR	20,281,622	Morgan Stanley & Co. International PLC	7/24/17	1,759

						4,336,870

BRL	10,436,533	USD	3,165,463	Bank of America N.A.	7/05/17	(18,825)
BRL	4,734,164	USD	1,427,673	Barclays Bank PLC	7/05/17	(312)
BRL	1,901,139	USD	578,117	BNP Paribas S.A.	7/05/17	(4,920)
BRL	11,702,894	USD	3,562,525	Deutsche Bank AG	7/05/17	(34,076)
BRL	29,442,910	USD	8,899,979	Deutsche Bank AG	7/05/17	(22,876)
BRL	3,629,004	USD	1,096,972	Deutsche Bank AG	7/05/17	(2,820)
BRL	1,902,042	USD	574,948	Deutsche Bank AG	7/05/17	(1,478)
CLP	265,524,134	USD	401,094	Citibank N.A.	7/05/17	(1,161)
CLP	148,481,598	USD	224,292	Citibank N.A.	7/05/17	(649)
CLP	955,065,000	USD	1,440,520	Deutsche Bank AG	7/05/17	(2,000)
CLP	639,893,274	USD	965,148	Deutsche Bank AG	7/05/17	(1,340)
CLP	315,170,000	USD	475,370	Deutsche Bank AG	7/05/17	(660)
COP	12,828,175,479	USD	4,240,719	Credit Suisse International	7/05/17	(34,624)
COP	12,828,175,479	USD	4,222,211	Credit Suisse International	7/05/17	(16,116)
IDR	11,329,563,893	USD	850,568	Standard Chartered Bank	7/05/17	(989)
INR	370,492,284	USD	5,734,731	Goldman Sachs International	7/05/17	(6,908)
INR	92,382,604	USD	1,432,066	Goldman Sachs International	7/05/17	(3,828)
JPY	270,569,279	USD	2,473,528	Citibank N.A.	7/05/17	(67,381)
JPY	33,510,688	USD	306,422	Deutsche Bank AG	7/05/17	(8,414)
JPY	41,660,000	USD	374,600	Deutsche Bank AG	7/05/17	(4,121)
JPY	41,660,000	USD	374,525	Goldman Sachs International	7/05/17	(4,046)
JPY	5,369,013	USD	48,303	HSBC Bank PLC	7/05/17	(556)
JPY	979,578,274	USD	8,730,644	Nomura International PLC	7/05/17	(19,347)
JPY	946,746,782	USD	8,640,447	TD Securities, Inc.	7/05/17	(221,118)
KRW	1,613,119,432	USD	1,443,184	Deutsche Bank AG	7/05/17	(33,187)
KRW	1,329,860,411	USD	1,170,961	Deutsche Bank AG	7/05/17	(8,555)
KRW	1,751,604,260	USD	1,537,844	Deutsche Bank AG	7/05/17	(6,799)
KRW	386,315,094	USD	338,353	Deutsche Bank AG	7/05/17	(683)
KRW	3,208,922,764	USD	2,868,054	Standard Chartered Bank	7/05/17	(63,195)
KRW	1,329,860,000	USD	1,171,580	UBS AG	7/05/17	(9,174)
KZT	358,224,492	USD	1,138,305	Royal Bank of Scotland PLC	7/05/17	(27,320)
MXN	4,890,276	USD	272,563	Bank of America N.A.	7/05/17	(3,343)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	9,001,007	USD	502,851	Barclays Bank PLC	7/05/17	$(7,327)
MXN	12,700,000	USD	708,935	Citibank N.A.	7/05/17	(9,774)
MXN	8,930,464	USD	496,855	Deutsche Bank AG	7/05/17	(5,214)
MXN	7,309,724	USD	407,349	Deutsche Bank AG	7/05/17	(4,934)
MXN	7,319,165	USD	407,315	Deutsche Bank AG	7/05/17	(4,380)
MXN	3,695,872	USD	206,459	Deutsche Bank AG	7/05/17	(2,994)
MXN	5,140,545	USD	286,381	HSBC Bank PLC	7/05/17	(3,384)
MXN	8,924,321	USD	496,861	JPMorgan Chase Bank N.A.	7/05/17	(5,559)
MXN	4,879,437	USD	271,562	Morgan Stanley & Co. International PLC	7/05/17	(2,939)
MXN	17,858,290	USD	993,692	UBS AG	7/05/17	(10,557)
MYR	7,608,161	USD	1,783,023	Citibank N.A.	7/05/17	(11,050)
MYR	1,216,046	USD	285,960	JPMorgan Chase Bank N.A.	7/05/17	(2,738)
MYR	16,818,067	USD	3,945,588	UBS AG	7/05/17	(28,587)
PHP	213,518,763	USD	4,306,724	Citibank N.A.	7/05/17	(76,312)
PHP	143,843,265	USD	2,858,002	Deutsche Bank AG	7/05/17	(8,060)
RUB	173,539,468	USD	3,042,710	Bank of America N.A.	7/05/17	(103,336)
RUB	52,464,068	USD	915,124	Barclays Bank PLC	7/05/17	(26,499)
RUB	16,306,229	USD	285,553	Barclays Bank PLC	7/05/17	(9,361)
RUB	65,687,476	USD	1,145,978	Citibank N.A.	7/05/17	(33,378)
RUB	51,082,468	USD	890,404	Citibank N.A.	7/05/17	(25,180)
RUB	19,870,000	USD	339,658	Citibank N.A.	7/05/17	(3,104)
RUB	19,865,000	USD	339,804	UBS AG	7/05/17	(3,335)
TRY	1,010,676	USD	286,953	Credit Suisse International	7/05/17	(122)
TRY	22,720,649	USD	6,473,119	JPMorgan Chase Bank N.A.	7/05/17	(24,969)
USD	462,597	AUD	615,000	BNP Paribas S.A.	7/05/17	(10,057)
USD	463,431	AUD	614,883	BNP Paribas S.A.	7/05/17	(9,133)
USD	286,270	AUD	380,044	BNP Paribas S.A.	7/05/17	(5,810)
USD	286,605	AUD	378,487	Citibank N.A.	7/05/17	(4,278)
USD	2,781,209	AUD	3,655,855	Morgan Stanley & Co. International PLC	7/05/17	(28,472)
USD	10,006,624	AUD	13,186,913	Royal Bank of Scotland PLC	7/05/17	(128,081)
USD	8,375,955	AUD	11,202,296	TD Securities, Inc.	7/05/17	(233,486)
USD	1,090,446	BRL	3,629,004	Deutsche Bank AG	7/05/17	(3,707)
USD	507,820	CAD	673,873	Barclays Bank PLC	7/05/17	(11,876)
USD	917,155	CAD	1,236,811	BNP Paribas S.A.	7/05/17	(36,684)
USD	2,835,351	CAD	3,739,260	Citibank N.A.	7/05/17	(48,397)
USD	2,875,684	CAD	3,868,030	Deutsche Bank AG	7/05/17	(107,372)
USD	2,539,121	CAD	3,369,540	Deutsche Bank AG	7/05/17	(59,496)
USD	869,819	CAD	1,150,775	HSBC Bank PLC	7/05/17	(17,668)
USD	78,381	CAD	104,014	Morgan Stanley & Co. International PLC	7/05/17	(1,835)
USD	5,099,365	CLP	3,409,180,491	Barclays Bank PLC	7/05/17	(35,549)
USD	399,711	CLP	265,524,134	Citibank N.A.	7/05/17	(222)
USD	223,519	CLP	148,481,598	Citibank N.A.	7/05/17	(124)
USD	1,437,723	CLP	955,065,000	Deutsche Bank AG	7/05/17	(798)
USD	963,274	CLP	639,893,274	Deutsche Bank AG	7/05/17	(534)
USD	474,446	CLP	315,170,000	Deutsche Bank AG	7/05/17	(263)
USD	1,128,310	CLP	749,525,000	JPMorgan Chase Bank N.A.	7/05/17	(626)
USD	1,128,313	CLP	749,527,217	Royal Bank of Scotland PLC	7/05/17	(626)
USD	2,849,678	CNH	19,419,130	Australia & New Zealand Banking Group Ltd.	7/05/17	(13,255)
USD	1,422,589	CNH	9,678,585	Deutsche Bank AG	7/05/17	(4,310)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	19

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,781,812	CNH	12,183,140	HSBC Bank PLC	7/05/17	$(14,330)
USD	4,363,033	CNH	29,659,900	Morgan Stanley & Co. International PLC	7/05/17	(9,681)
USD	1,994,305	EUR	1,777,733	Bank of America N.A.	7/05/17	(36,706)
USD	50,982	EUR	45,426	Barclays Bank PLC	7/05/17	(916)
USD	5,675,938	EUR	5,067,593	BNP Paribas S.A.	7/05/17	(113,649)
USD	4,255,544	EUR	3,800,696	BNP Paribas S.A.	7/05/17	(86,647)
USD	2,870,184	EUR	2,552,121	BNP Paribas S.A.	7/05/17	(45,544)
USD	1,992,876	EUR	1,775,000	BNP Paribas S.A.	7/05/17	(35,013)
USD	318,187	EUR	283,299	BNP Paribas S.A.	7/05/17	(5,475)
USD	285,730	EUR	254,832	BNP Paribas S.A.	7/05/17	(5,409)
USD	4,232,547	EUR	3,772,690	Citibank N.A.	7/05/17	(77,648)
USD	282,781	EUR	254,004	Credit Suisse International	7/05/17	(7,411)
USD	572,348	EUR	510,000	Deutsche Bank AG	7/05/17	(10,314)
USD	380,097	EUR	340,000	Deutsche Bank AG	7/05/17	(8,343)
USD	230,758	EUR	206,148	Deutsche Bank AG	7/05/17	(4,760)
USD	380,233	EUR	340,000	Goldman Sachs International	7/05/17	(8,208)
USD	2,773,068	EUR	2,478,950	HSBC Bank PLC	7/05/17	(59,065)
USD	2,801,796	EUR	2,502,267	HSBC Bank PLC	7/05/17	(56,975)
USD	2,960,957	EUR	2,627,465	HSBC Bank PLC	7/05/17	(40,851)
USD	462,733	EUR	410,592	JPMorgan Chase Bank N.A.	7/05/17	(6,357)
USD	112,297	EUR	100,000	JPMorgan Chase Bank N.A.	7/05/17	(1,950)
USD	67,260	EUR	60,061	JPMorgan Chase Bank N.A.	7/05/17	(1,359)
USD	4,335,801	GBP	3,350,619	Barclays Bank PLC	7/05/17	(28,983)
USD	2,832,283	GBP	2,230,580	Citibank N.A.	7/05/17	(73,448)
USD	2,849,567	GBP	2,261,229	HSBC Bank PLC	7/05/17	(96,091)
USD	1,406,053	GBP	1,112,582	HSBC Bank PLC	7/05/17	(43,285)
USD	1,510,010	GBP	1,191,224	HSBC Bank PLC	7/05/17	(41,774)
USD	2,849,658	GBP	2,235,757	UBS AG	7/05/17	(62,818)
USD	1,255,427	HUF	347,941,570	Bank of America N.A.	7/05/17	(31,572)
USD	1,980,984	HUF	542,760,000	Bank of America N.A.	7/05/17	(26,628)
USD	1,270,382	HUF	347,913,070	Bank of America N.A.	7/05/17	(16,512)
USD	501,705	HUF	139,343,532	Bank of America N.A.	7/05/17	(13,712)
USD	341,068	HUF	93,427,087	Barclays Bank PLC	7/05/17	(4,509)
USD	2,019,122	HUF	560,165,000	BNP Paribas S.A.	7/05/17	(52,869)
USD	2,857,931	HUF	784,073,313	BNP Paribas S.A.	7/05/17	(42,274)
USD	1,435,273	HUF	393,638,078	BNP Paribas S.A.	7/05/17	(20,752)
USD	1,439,217	HUF	394,647,641	BNP Paribas S.A.	7/05/17	(20,543)
USD	1,437,357	HUF	393,533,866	BNP Paribas S.A.	7/05/17	(18,284)
USD	602,544	HUF	166,988,947	Credit Suisse International	7/05/17	(15,131)
USD	205,713	HUF	57,088,083	Credit Suisse International	7/05/17	(5,449)
USD	96,548	HUF	26,440,982	Credit Suisse International	7/05/17	(1,254)
USD	1,415,372	HUF	387,090,000	Deutsche Bank AG	7/05/17	(16,433)
USD	1,415,365	HUF	387,088,216	Deutsche Bank AG	7/05/17	(16,433)
USD	379,046	HUF	105,199,007	Deutsche Bank AG	7/05/17	(10,074)
USD	150,647	HUF	41,768,045	Deutsche Bank AG	7/05/17	(3,848)
USD	101,629	HUF	27,841,170	Deutsche Bank AG	7/05/17	(1,353)
USD	152,449	HUF	41,747,588	HSBC Bank PLC	7/05/17	(1,971)
USD	4,128	HUF	1,144,621	HSBC Bank PLC	7/05/17	(106)
USD	502,180	HUF	139,226,063	JPMorgan Chase Bank N.A.	7/05/17	(12,803)

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	904,788	HUF	247,874,253	JPMorgan Chase Bank N.A.	7/05/17	$(12,072)
USD	508,177	HUF	139,187,180	JPMorgan Chase Bank N.A.	7/05/17	(6,661)
USD	301,298	HUF	83,532,075	Morgan Stanley & Co. International PLC	7/05/17	(7,678)
USD	304,897	HUF	83,511,323	Morgan Stanley & Co. International PLC	7/05/17	(4,002)
USD	848,974	IDR	11,329,563,893	Deutsche Bank AG	7/05/17	(605)
USD	1,302,678	MXN	23,797,456	Bank of America N.A.	7/05/17	(7,420)
USD	7,942,439	MXN	144,488,849	Barclays Bank PLC	7/05/17	(11,966)
USD	262,458	MXN	4,771,622	BNP Paribas S.A.	7/05/17	(229)
USD	2,236,445	MXN	40,672,651	Deutsche Bank AG	7/05/17	(2,668)
USD	1,123,859	MYR	4,851,137	Citibank N.A.	7/05/17	(5,992)
USD	4,208,028	MYR	18,119,767	UBS AG	7/05/17	(12,145)
USD	273,669	NZD	376,811	Citibank N.A.	7/05/17	(2,432)
USD	578,501	NZD	806,952	Deutsche Bank AG	7/05/17	(12,777)
USD	2,763,225	NZD	3,804,680	Morgan Stanley & Co. International PLC	7/05/17	(24,577)
USD	4,229,529	NZD	5,812,309	Royal Bank of Scotland PLC	7/05/17	(29,323)
USD	285,381	PEN	937,761	Deutsche Bank AG	7/05/17	(3,324)
USD	4,046,046	PEN	13,239,472	Royal Bank of Scotland PLC	7/05/17	(29,937)
USD	2,144,614	PLN	8,020,000	Bank of America N.A.	7/05/17	(19,591)
USD	1,275,094	PLN	4,800,693	Deutsche Bank AG	7/05/17	(20,378)
USD	2,817,363	PLN	10,698,514	Goldman Sachs International	7/05/17	(69,642)
USD	1,985,342	PLN	7,458,930	Goldman Sachs International	7/05/17	(27,458)
USD	1,424,257	PLN	5,310,768	Goldman Sachs International	7/05/17	(8,860)
USD	2,144,001	PLN	8,021,673	HSBC Bank PLC	7/05/17	(20,656)
USD	624,620	PLN	2,373,439	HSBC Bank PLC	7/05/17	(15,855)
USD	1,432,636	PLN	5,363,361	JPMorgan Chase Bank N.A.	7/05/17	(14,672)
USD	176,374	PLN	663,906	JPMorgan Chase Bank N.A.	7/05/17	(2,782)
USD	735,865	PLN	2,742,385	Nomura International PLC	7/05/17	(4,171)
USD	282,638	RON	1,159,637	BNP Paribas S.A.	7/05/17	(7,954)
USD	288,086	RON	1,167,294	Deutsche Bank AG	7/05/17	(4,426)
USD	1,241,606	RUB	74,695,000	Citibank N.A.	7/05/17	(23,562)
USD	1,251,870	RUB	74,699,058	Citibank N.A.	7/05/17	(13,367)
USD	186,122	RUB	10,990,513	UBS AG	7/05/17	(33)
USD	284,390	THB	9,670,669	Morgan Stanley & Co. International PLC	7/05/17	(293)
USD	3,764,854	TRY	13,322,500	Barclays Bank PLC	7/05/17	(16,089)
USD	1,410,208	TRY	5,022,564	Citibank N.A.	7/05/17	(15,202)
USD	1,467,508	TRY	5,214,497	Citibank N.A.	7/05/17	(12,373)
USD	114,622	TRY	409,126	Citibank N.A.	7/05/17	(1,489)
USD	465,854	TRY	1,655,351	Credit Suisse International	7/05/17	(3,937)
USD	1,406,143	TRY	5,020,000	Deutsche Bank AG	7/05/17	(18,540)
USD	1,407,087	TRY	4,993,188	Deutsche Bank AG	7/05/17	(9,987)
USD	1,426,274	TRY	5,036,999	Deutsche Bank AG	7/05/17	(3,234)
USD	506,161	TRY	1,798,471	Goldman Sachs International	7/05/17	(4,247)
USD	506,156	TRY	1,798,538	JPMorgan Chase Bank N.A.	7/05/17	(4,272)
USD	114,165	TRY	407,825	JPMorgan Chase Bank N.A.	7/05/17	(1,577)
USD	1,260,830	ZAR	16,557,844	Deutsche Bank AG	7/05/17	(3,632)
USD	1,260,495	ZAR	16,560,000	HSBC Bank PLC	7/05/17	(4,131)
ZAR	34,083,313	USD	2,635,274	Bank of America N.A.	7/05/17	(32,458)
ZAR	18,430,552	USD	1,430,588	Bank of America N.A.	7/05/17	(23,115)
ZAR	6,704,258	USD	525,546	Bank of America N.A.	7/05/17	(13,566)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	21

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	1,031,203	USD	79,650	Bank of America N.A.	7/05/17	$(901)
ZAR	15,993,735	USD	1,252,717	Barclays Bank PLC	7/05/17	(31,335)
ZAR	18,072,662	USD	1,401,927	Citibank N.A.	7/05/17	(21,785)
ZAR	15,698,933	USD	1,214,270	Citibank N.A.	7/05/17	(15,401)
ZAR	9,555,827	USD	741,725	Citibank N.A.	7/05/17	(11,982)
ZAR	24,515,417	USD	1,880,270	Citibank N.A.	7/05/17	(8,118)
ZAR	6,742,351	USD	519,697	Citibank N.A.	7/05/17	(4,809)
ZAR	14,668,797	USD	1,133,007	Deutsche Bank AG	7/05/17	(12,805)
ZAR	6,413,408	USD	497,572	Deutsche Bank AG	7/05/17	(7,804)
ZAR	6,227,649	USD	479,991	Deutsche Bank AG	7/05/17	(4,409)
ZAR	3,141,592	USD	243,705	JPMorgan Chase Bank N.A.	7/05/17	(3,794)
ZAR	18,430,000	USD	1,429,181	Morgan Stanley & Co. International PLC	7/05/17	(21,750)
ZAR	15,475,000	USD	1,200,226	Morgan Stanley & Co. International PLC	7/05/17	(18,458)
ZAR	14,340,000	USD	1,120,921	UBS AG	7/05/17	(25,829)
CLP	1,354,009,309	USD	2,040,246	JPMorgan Chase Bank N.A.	7/24/17	(1,963)
COP	3,348,477,758	USD	1,106,203	Citibank N.A.	7/24/17	(11,602)
COP	860,923,316	USD	283,385	Deutsche Bank AG	7/24/17	(1,953)
COP	4,304,615,000	USD	1,421,134	Royal Bank of Scotland PLC	7/24/17	(13,976)
COP	4,304,618,159	USD	1,421,135	UBS AG	7/24/17	(13,976)
EUR	498,351	USD	570,811	BNP Paribas S.A.	7/24/17	(850)
EUR	1,755,000	USD	2,009,654	Morgan Stanley & Co. International PLC	7/24/17	(2,471)
IDR	11,329,563,893	USD	847,831	Deutsche Bank AG	7/24/17	(184)
JPY	56,300,552	USD	503,154	Credit Suisse International	7/24/17	(2,042)
JPY	6,782,580	USD	60,614	JPMorgan Chase Bank N.A.	7/24/17	(244)
KRW	193,971,165	USD	169,756	Citibank N.A.	7/24/17	(157)
KRW	2,716,419,039	USD	2,382,657	Goldman Sachs International	7/24/17	(7,562)
KRW	129,314,110	USD	113,408	Goldman Sachs International	7/24/17	(342)
MXN	5,079,902	USD	280,983	Deutsche Bank AG	7/24/17	(2,250)
MXN	5,109,279	USD	284,402	Morgan Stanley & Co. International PLC	7/24/17	(4,057)
MXN	47,679,557	USD	2,644,648	Royal Bank of Scotland PLC	7/24/17	(28,484)
MXN	36,285,844	USD	2,017,954	Royal Bank of Scotland PLC	7/24/17	(26,960)
THB	78,322,076	USD	2,308,071	Standard Chartered Bank	7/24/17	(2,446)
TRY	1,007,581	USD	284,845	Goldman Sachs International	7/24/17	(469)
USD	446,422	BRL	1,487,746	JPMorgan Chase Bank N.A.	7/24/17	(180)
USD	287,629	CAD	374,264	BNP Paribas S.A.	7/24/17	(1,120)
USD	285,490	CAD	374,077	Goldman Sachs International	7/24/17	(3,114)
USD	2,714,599	CNH	18,537,915	BNP Paribas S.A.	7/24/17	(14,137)
USD	1,451,951	EUR	1,288,923	Bank of America N.A.	7/24/17	(22,182)
USD	2,880,048	EUR	2,519,528	Bank of America N.A.	7/24/17	(1,521)
USD	2,803,802	EUR	2,478,950	BNP Paribas S.A.	7/24/17	(31,358)
USD	2,342,526	EUR	2,071,118	BNP Paribas S.A.	7/24/17	(26,199)
USD	555,115	EUR	492,936	Citibank N.A.	7/24/17	(8,653)
USD	2,653	EUR	2,348	Deutsche Bank AG	7/24/17	(33)
USD	567,748	EUR	502,536	JPMorgan Chase Bank N.A.	7/24/17	(6,999)
USD	1,148,082	EUR	1,004,675	JPMorgan Chase Bank N.A.	7/24/17	(958)
USD	282,629	EUR	247,199	JPMorgan Chase Bank N.A.	7/24/17	(91)
USD	1,412,066	GBP	1,106,713	HSBC Bank PLC	7/24/17	(30,567)
USD	284,605	GBP	218,784	Morgan Stanley & Co. International PLC	7/24/17	(586)
USD	4,307,250	GBP	3,369,064	TD Securities, Inc.	7/24/17	(84,423)

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,293,577	HUF	350,341,292	Bank of America N.A.	7/24/17	$(3,392)
USD	67,173	HUF	18,335,849	Bank of America N.A.	7/24/17	(707)
USD	503,034	HUF	137,366,083	Barclays Bank PLC	7/24/17	(5,497)
USD	5,716,559	HUF	1,565,193,793	Deutsche Bank AG	7/24/17	(77,814)
USD	505,573	HUF	137,066,378	JPMorgan Chase Bank N.A.	7/24/17	(1,849)
USD	505,580	HUF	136,930,993	Morgan Stanley & Co. International PLC	7/24/17	(1,341)
USD	3,266,188	IDR	43,717,927,349	UBS AG	7/24/17	(4,667)
USD	2,898,755	KRW	3,317,045,657	Goldman Sachs International	7/24/17	(1,495)
USD	283,509	MYR	1,224,474	Goldman Sachs International	7/24/17	(1,435)
USD	4,346,311	PEN	14,177,233	Royal Bank of Scotland PLC	7/24/17	(9,884)
USD	1,398,674	PHP	70,792,509	Deutsche Bank AG	7/24/17	(2,625)
USD	8,237,556	PLN	30,761,093	Bank of America N.A.	7/24/17	(62,529)
USD	805,901	PLN	2,988,687	Credit Suisse International	7/24/17	(519)
USD	1,584,547	PLN	5,905,665	Deutsche Bank AG	7/24/17	(8,943)
USD	1,263,617	PLN	4,686,243	Deutsche Bank AG	7/24/17	(845)
USD	576,586	RON	2,326,931	Deutsche Bank AG	7/24/17	(6,830)
USD	502,664	RUB	30,163,735	Barclays Bank PLC	7/24/17	(6,128)
USD	1,426,956	RUB	84,604,216	BNP Paribas S.A.	7/24/17	(120)
USD	2,846,030	RUB	169,111,089	Citibank N.A.	7/24/17	(6,481)
USD	1,413,841	RUB	84,604,216	Goldman Sachs International	7/24/17	(13,236)
USD	910,276	RUB	54,625,692	JPMorgan Chase Bank N.A.	7/24/17	(11,132)
USD	1,161,960	TRY	4,135,417	Citibank N.A.	7/24/17	(5,205)
USD	1,129,645	TRY	4,016,000	Goldman Sachs International	7/24/17	(3,817)
USD	566,080	TRY	2,008,000	JPMorgan Chase Bank N.A.	7/24/17	(650)
USD	283,106	TWD	8,631,913	UBS AG	7/24/17	(883)
ZAR	11,356,221	USD	874,740	Goldman Sachs International	7/24/17	(10,590)

						(4,509,353)
Net Unrealized Depreciation						$(172,483)

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Goldman Sachs International	09/05/17	CNH	7.15	USD	5,500	$900
USD Currency	Call	Deutsche Bank AG	09/13/17	BRL	3.55	USD	4,300	36,322
USD Currency	Call	Deutsche Bank AG	09/13/17	ZAR	13.78	USD	4,200	63,205
USD Currency	Call	Deutsche Bank AG	09/13/17	KRW	1,165.00	USD	3,800	35,143
USD Currency	Call	Goldman Sachs International	09/13/17	RUB	61.00	USD	2,750	51,465
USD Currency	Call	UBS AG	09/13/17	ZAR	13.78	USD	1,700	25,583
AUD Currency	Put	Deutsche Bank AG	09/13/17	USD	0.73	AUD	5,100	10,686
EUR Currency	Put	Citibank N.A.	10/03/17	JPY	124.25	EUR	3,000	23,293
Total								$246,597

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	23

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
AUD Currency	Call	Citibank N.A.	07/06/17	USD	0.77	AUD	5,650	$(26,207)
AUD Currency	Call	Deutsche Bank AG	09/13/17	USD	0.75	AUD	5,100	(101,102)
USD Currency	Put	Deutsche Bank AG	07/21/17	BRL	3.25	USD	6,250	(20,115)
USD Currency	Put	Deutsche Bank AG	09/13/17	KRW	1,127.00	USD	3,800	(33,077)
USD Currency	Put	Deutsche Bank AG	09/13/17	ZAR	12.78	USD	4,200	(48,023)
USD Currency	Put	Deutsche Bank AG	09/13/17	BRL	3.31	USD	4,300	(71,935)
USD Currency	Put	Goldman Sachs International	09/13/17	RUB	57.00	USD	2,750	(13,974)
USD Currency	Put	UBS AG	09/13/17	ZAR	12.78	USD	1,700	(19,438)
Total								$(333,871)

Centrally Cleared Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation
CDX.NA.HY.28.V1	5.00%	6/20/22	USD	24,568	$64,698

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.27%[1]	6-month EURIBOR	3/22/22	EUR	4,440	$(12,361)
0.28%[1]	6-month EURIBOR	3/28/22	EUR	2,344	(6,535)
0.22%[1]	6-month EURIBOR	4/26/22	EUR	7,600	12,812
0.22%[1]	6-month EURIBOR	4/26/22	EUR	7,600	9,333
0.24%[1]	6-month EURIBOR	5/11/22	EUR	5,016	2,753
1.82%[1]	3-month LIBOR	6/16/22	USD	17,925	98,598
1.82%[1]	3-month LIBOR	6/19/22	USD	19,138	113,849
1.06%[1]	6-month GBP LIBOR	6/21/27	GBP	4,600	160,952
1.13%[1]	6-month GBP LIBOR	6/23/27	GBP	4,670	124,031
1.49%[1]	6-month GBP LIBOR	6/28/47	GBP	887	34,083
1.53%[1]	6-month GBP LIBOR	6/29/47	GBP	882	21,839
1.47%[1]	6-month EURIBOR	6/30/47	EUR	2,000	38,676
1.49%[1]	6-month EURIBOR	7/03/47	EUR	1,004	13,724
2.54%[1]	3-month LIBOR	7/05/47	USD	1,308	(616)
Total					$611,138

[1]	The Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	1,116	$(34,795)	$23,291	$(58,086)

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	279	$(8,699)	$6,888	$(15,587)
Lloyds TSB Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	922	(30,287)	13,901	(44,188)
Royal Bank of Scotland
Group PLC	1.00%	Citibank N.A.	6/20/21	EUR	762	(21,765)	19,062	(40,827)
Royal Bank of Scotland
Group PLC	1.00%	Citibank N.A.	6/20/21	EUR	190	(5,427)	5,552	(10,979)
Lloyds TSB Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	2,088	(68,588)	17,164	(85,752)
Royal Bank of Scotland
Group PLC	1.00%	BNP Paribas S.A.	12/20/21	EUR	800	(23,607)	14,096	(37,703)
Russian Federation	1.00%	Bank of America N.A.	6/20/22	USD	1,275	40,347	27,149	13,198
Federative Republic of
Brazil	1.00%	Barclays Bank PLC	6/20/22	USD	2,560	162,184	157,442	4,742
Federative Republic of
Brazil	1.00%	Barclays Bank PLC	6/20/22	USD	1,280	81,092	79,539	1,553
Russian Federation	1.00%	Barclays Bank PLC	6/20/22	USD	1,150	36,391	25,528	10,863
United Mexican States	1.00%	Barclays Bank PLC	6/20/22	USD	5,304	32,873	135,889	(103,016)
Federative Republic of
Brazil	1.00%	BNP Paribas S.A.	6/20/22	USD	2,810	178,023	176,407	1,616
United Mexican States	1.00%	BNP Paribas S.A.	6/20/22	USD	3,026	18,754	71,289	(52,535)
CDX.EM.27.V1	1.00%	Citibank N.A.	6/20/22	USD	20,846	955,322	1,066,831	(111,509)
Russian Federation	1.00%	Citibank N.A.	6/20/22	USD	1,525	48,258	34,887	13,371
Russian Federation	1.00%	Deutsche Bank AG	6/20/22	USD	2,300	72,781	49,495	23,286
Total						$1,432,857	$1,924,410	$(491,553)

Transactions in Options Written for the Six Months Ended June 30, 2017

	Calls			Puts
	Notional (000)			Notional (000)
	AUD	USD	Premiums Received	USD	Premiums Received
Outstanding options, beginning of period	—	—	—	—	—
Options written	10,750	2,700	$120,210	79,525	$1,296,486
Options exercised	—	(2,700)	(39,339)	(16,700)	(332,776)
Options expired	—	—	—	(28,825)	(365,414)
Options closed	—	—	—	(11,000)	(187,639)
Outstanding options, end of period	10,750	—	$80,871	23,000	$410,657

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	25

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$4,336,870	—	—	$4,336,870
Options purchased	Investments at value — unaffiliated[1]	—	—	—	246,597	—	—	246,597
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$1,993,039	—	—	—	—	1,993,039
Swaps — centrally cleared	Net unrealized appreciation[2]	—	64,698	—	—	$630,650	—	695,348
Total		—	$2,057,737	—	$4,583,467	$630,650	—	$7,271,854

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$4,509,353	—	—	$4,509,353
Options written	Options written at value	—	—	—	333,871	—	—	333,871
Swaps — OTC	Unrealized depreciation on swaps	—	$560,182	—	—	—	—	560,182
Swaps — centrally cleared	Net unrealized depreciation[2]	—	—	—	—	$19,512	—	19,512
Total		—	$560,182	—	$4,843,224	$19,512	—	$5,422,918

[1]	Includes options purchased at value as reported in the Schedule of Investments.

[2]	Includes cumulative appreciation (depreciation) on centrally cleared swaps, if any, as reported in the Schedule of Investments.

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operation was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(358,583)	—	$(358,583)
Forward foreign currency exchange contracts	—	—	—	$(223,147)	—	—	(223,147)
Options purchased[1]	—	—	—	(1,240,627)	—	—	(1,240,627)
Options written	—	—	—	450,163	—	—	450,163
Swaps	—	$(4,419,598)	—	—	(151,989)	—	(4,571,587)

Total	—	$(4,419,598)	—	$(1,013,611)	$(510,572)	—	$(5,943,781)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(410,628)	—	—	$(410,628)
Options purchased[1]	—	—	—	(8,640)	—	—	(8,640)
Options written	—	—	—	157,657	—	—	157,657
Swaps	—	$487,852	—	—	$347,323	—	835,175

Total	—	$487,852	—	$(261,611)	$347,323	—	$573,564

[1]	Options purchased are included in net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation (depreciation) on investments - unaffiliated.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,980,392
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$294,658,860
Average amounts sold — in USD	$303,596,550
Options:
Average value of option contracts purchased	$437,102
Average value of option contracts written	$570,412
Credit default swaps:
Average notional value — buy protection	$85,482,102
Interest rate swaps:
Average notional value — pays fixed rate	$68,697,915
Average notional value — receives fixed rate	$4,177,500

      For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets		Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$4,336,870		$4,509,353
Options	246,597	[2]	333,871
Swaps — Centrally cleared	85,369		—
Swaps — OTC[1]	1,993,039		560,182

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$6,661,875		$5,403,406
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(85,369)		—

Total derivative assets and liabilities subject to an MNA	$6,576,506		$5,403,406

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

[2]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	27

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,4]
Australia & New Zealand Banking Group Ltd.	$7,323	$(7,323)	—	—	—
Bank of America N.A	500,028	(438,016)	—	—	$62,012
Barclays Bank PLC	740,477	(299,363)	—	—	441,114
BNP Paribas S.A	596,119	(596,119)	—	—	—
Citibank N.A	1,667,691	(908,099)	—	$(759,592)	—
Credit Suisse International	336,505	(86,605)	—	—	249,900
Deutsche Bank AG	892,410	(880,947)	—	—	11,463
Goldman Sachs International	134,344	(134,344)	—	—	—
HSBC Bank PLC	62,981	(62,981)	—	—	—
JPMorgan Chase Bank N.A	232,154	(212,009)	—	—	20,145
Morgan Stanley & Co. International PLC	750,226	(128,140)	—	—	622,086
Nomura International PLC	23,639	(23,518)	—	—	121
Northern Trust Corp	11,666	—	—	—	11,666
Royal Bank of Scotland PLC	195,430	(195,430)	—	—	—
Standard Chartered Bank	44,194	(44,194)	—	—	—
TD Securities, Inc.	274,201	(274,201)	—	—	—
UBS AG	107,118	(107,118)	—	—	—

Total	$6,576,506	$(4,398,407)	—	$(759,592)	$1,418,507

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Australia & New Zealand Banking Group Ltd.	$13,255	$(7,323)	—	—	$5,932
Bank of America N.A	438,016	(438,016)	—	—	—
Barclays Bank PLC	299,363	(299,363)	—	—	—
BNP Paribas S.A	685,268	(596,119)	—	—	89,149
Citibank N.A	908,099	(908,099)	—	—	—
Credit Suisse International	86,605	(86,605)	—	—	—
Deutsche Bank AG	880,947	(880,947)	—	—	—
Goldman Sachs International	189,231	(134,344)	—	—	54,887
HSBC Bank PLC	447,265	(62,981)	—	—	384,284
JPMorgan Chase Bank N.A	212,009	(212,009)	—	—	—
Morgan Stanley & Co. International PLC	128,140	(128,140)	—	—	—
Nomura International PLC	23,518	(23,518)	—	—	—
Royal Bank of Scotland PLC	294,591	(195,430)	—	—	99,161
Standard Chartered Bank	66,630	(44,194)	—	—	22,436
TD Securities, Inc.	539,027	(274,201)	—	—	264,826
UBS AG	191,442	(107,118)	—	—	84,324

Total	$5,403,406	$(4,398,407)	—	—	$1,004,999

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Capital Trusts	—	$830,794	—	$830,794
Corporate Bonds	—	7,152,579	—	7,152,579
Foreign Agency Obligations	—	26,298,152	—	26,298,152
Foreign Government Obligations	—	58,555,471	—	58,555,471
U.S. Treasury Obligations	—	5,717,077	—	5,717,077
Options Purchased:
Foreign currency exchange contracts	—	246,597	—	246,597

Total	$—	$98,800,670	—	$98,800,670

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$133,327	—	$133,327
Foreign currency exchange contracts	—	4,336,870	—	4,336,870
Interest rate contracts	—	630,650	—	630,650
Liabilities:
Credit contracts	—	(560,182)	—	(560,182)
Foreign currency exchange contracts	—	(4,843,224)	—	(4,843,224)
Interest rate contracts	—	(19,512)	—	(19,512)

Total	—	$(322,071)	—	$(322,071)

[1]

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	29

Consolidated Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands — 5.9%
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, 0.00%, 7/15/26 (a)(b)	USD	6,890	$6,890,000
AIMCO CLO:
Series 2014-AA, Class DR, 4.33%, 7/20/26 (a)(b)		755	755,000
Series 2015-AA, Class E, 8.98%, 1/15/28 (a)(b)		750	759,720
Allegro CLO II Ltd.:
Series 2014-1A, Class CR, 5.01%, 1/21/27 (a)(b)(c)		3,700	3,700,370
Series 2014-1A, Class D, 6.96%, 1/21/27 (a)(b)		970	966,115
ALM V Ltd., Series 2012-5A, Class DR, 7.16%, 10/18/26 (a)(b)		1,250	1,255,349
ALM VI Ltd.:
Series 2012-6A, Class A2R, 3.11%, 7/15/26 (a)(b)		1,190	1,190,590
Series 2012-6A, Class CR, 4.91%, 7/15/26 (a)(b)		6,115	6,148,184
Series 2012-6A, Class DR, 6.81%, 7/15/26 (a)(b)		3,225	3,231,774
ALM VII Ltd., Series 2012-7A, Class A1R, 2.64%, 10/15/28 (a)(b)		12,430	12,502,983
ALM X Ltd.:
Series 2013-10A, Class B, 3.76%, 1/15/25 (a)(b)		250	250,122
Series 2013-10A, Class C, 4.46%, 1/15/25 (a)(b)		1,740	1,740,773
ALM XII Ltd.:
Series 2015-12A, Class A1R, 2.21%, 4/16/27 (a)(b)(c)		21,640	21,640,000
Series 2015-12A, Class BR, 3.21%, 4/16/27 (a)(b)(c)		4,957	4,957,000
Series 2015-12A, Class C1R, 4.36%, 4/16/27 (a)(b)(c)		4,100	4,099,180
Series 2015-12A, Class C2R, 4.36%, 4/16/27 (a)(b)(c)		1,540	1,540,000
ALM XIV Ltd.:
Series 2014-14A, Class A1R, 2.32%, 7/28/26 (a)(b)		9,325	9,327,368
Series 2014-14A, Class BR, 3.27%, 7/28/26 (a)(b)		5,169	5,177,744
Series 2014-14A, Class C, 4.62%, 7/28/26 (a)(b)		8,017	8,025,469
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class BR, 0.00%, 7/15/27 (a)(b)(c)		2,480	2,480,000
Series 2015-16A, Class C2R, 0.00%, 7/15/27 (a)(b)(c)		7,500	7,500,000
Series 2015-16A, Class D, 6.51%, 7/15/27 (a)(b)		1,160	1,138,978
ALM XVIII Ltd., Series 2016-18A, Class D, 8.76%, 7/15/27 (a)(b)		975	990,346
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 5.42%, 12/09/26 (a)(b)		2,620	2,660,217
AMMC CLO 17 Ltd.:
Series 2015-17A, Class B, 3.48%, 11/15/27 (a)(b)		4,755	4,794,327
Series 2015-17A, Class C, 4.43%, 11/15/27 (a)(b)		2,330	2,340,461
Series 2015-17A, Class E, 7.93%, 11/15/27 (a)(b)		2,000	2,013,256
AMMC CLO 18 Ltd., Series 2016-18A, Class D, 6.20%, 5/26/28 (a)(b)		1,550	1,575,308
AMMC CLO 19 Ltd., Series 2016-19A, Class C, 3.96%, 10/15/28 (a)(b)		890	893,579
AMMC CLO IX Ltd.:
Series 2011-9A, Class DR, 6.81%, 1/15/22 (a)(b)		2,920	2,923,154

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2011-9A, Class ER, 8.81%, 1/15/22 (a)(b)	USD	4,680	$4,689,164
AMMC CLO XII Ltd., Series 2013-12A, Class B, 3.08%, 5/10/25 (a)(b)		3,350	3,351,222
AMMC CLO XIII Ltd.:
Series 2013-13A, Class A1LR, 0.00%, 7/24/29 (a)(b)(c)		2,500	2,500,000
Series 2013-13A, Class A3L, 3.85%, 1/26/26 (a)(b)		3,079	3,078,935
Anchorage Capital CLO 3 Ltd.:
Series 2014-3A, Class A2AR, 3.22%, 4/28/26 (a)(b)		2,980	2,979,838
Series 2014-3A, Class BR, 3.82%, 4/28/26 (a)(b)		2,375	2,377,618
Series 2014-3A, Class D, 5.92%, 4/28/26 (a)(b)		7,320	7,240,907
Anchorage Capital CLO 4 Ltd.:
Series 2014-4A, Class A1AR, 2.31%, 7/28/26 (a)(b)(c)		1,740	1,744,524
Series 2014-4A, Class CR, 4.57%, 7/28/26 (a)(b)(c)		6,720	6,720,000
Anchorage Capital CLO 5 Ltd., Series 2014-5A, Class E, 6.16%, 10/15/26 (a)(b)		750	731,612
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class AR, 0.00%, 7/15/30 (a)(b)(c)		5,250	5,250,000
Series 2015-6A, Class D, 4.56%, 4/15/27 (a)(b)		2,660	2,659,757
Series 2015-6A, Class DR, 0.00%, 7/15/30 (a)(b)		2,660	2,631,006
Series 2015-6A, Class E1, 6.06%, 4/15/27 (a)(b)		2,250	2,249,144
Series 2015-6A, Class ER, 0.00%, 7/15/30 (a)(b)		2,250	2,160,675
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class C, 4.21%, 10/15/27 (a)(b)		1,813	1,817,495
Series 2015-7A, Class D, 4.81%, 10/15/27 (a)(b)		1,625	1,623,948
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class D, 5.37%, 7/28/28 (a)(b)		1,360	1,370,579
Anchorage Capital CLO 9 Ltd.:
Series 2016-9A, Class D, 4.95%, 1/15/29 (a)(b)(c)		1,860	1,871,532
Series 2016-9A, Class E, 8.20%, 1/15/29 (a)(b)(c)		1,170	1,181,115
Anchorage Capital CLO Ltd.:
Series 2012-1A, Class DR, 8.41%, 1/13/27 (a)(b)		750	756,796
Series 2013-1A, Class A1, 2.35%, 7/13/25 (a)(b)		2,910	2,910,369
Series 2013-1A, Class A2A, 2.91%, 7/13/25 (a)(b)		4,390	4,391,285
Series 2013-1A, Class B, 3.86%, 7/13/25 (a)(b)		1,160	1,160,427
Series 2013-1A, Class D, 5.96%, 7/13/25 (a)(b)		1,360	1,349,812
Series 2014-3A, Class C, 4.67%, 4/28/26 (a)(b)		6,301	6,299,512
Annisa CLO Ltd., Series 2016-2A, Class E, 8.41%, 7/20/28 (a)(b)		250	253,181
Apidos CLO XII, Series 2013-12A, Class A, 2.26%, 4/15/25 (a)(b)		70,354	70,430,278
Apidos CLO XIV, Series 2013-14A, Class C1, 4.01%, 4/15/25 (a)(b)		3,890	3,891,518
Apidos CLO XIX:
Series 2014-19A, Class DR, 4.56%, 10/17/26 (a)(b)		1,670	1,671,734

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-19A, Class E, 6.61%, 10/17/26 (a)(b)	USD	2,700	$2,702,710
Apidos CLO XV:
Series 2013-15A, Class A1R, 2.26%, 10/20/25 (a)(b)(c)		4,630	4,630,602
Series 2013-15A, Class D, 5.91%, 10/20/25 (a)(b)		3,880	3,848,089
Apidos CLO XVI, Series 2013-16A, Class CR, 4.21%, 1/19/25 (a)(b)(c)		2,775	2,775,000
Apidos CLO XVII, Series 2014-17A, Class A1R, 2.47%, 4/17/26 (a)(b)		4,755	4,766,220
Apidos CLO XVIII:
Series 2014-18A, Class A1R, 2.27%, 7/22/26 (a)(b)		3,590	3,594,598
Series 2014-18A, Class CR, 4.40%, 7/22/26 (a)(b)		2,900	2,901,378
Series 2014-18A, Class D, 6.35%, 7/22/26 (a)(b)		7,055	7,054,579
Apidos CLO XX, Series 2015-20A, Class A1R, 2.49%, 1/16/27 (a)(b)		1,000	1,001,107
Apidos CLO XXI, Series 2015-21A, Class C, 4.71%, 7/18/27 (a)(b)		500	501,765
Apidos CLO XXII, Series 2015-22A, Class D, 7.16%, 10/20/27 (a)(b)(c)		2,870	2,924,243
Apidos CLO XXIII, Series 2015-23A, Class D2, 7.11%, 1/14/27 (a)(b)		3,752	3,793,628
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.86%, 9/15/26 (a)(b)(c)		11,470	11,470,000
ARES CLO Ltd.:
Series 2015-4A, Class C, 5.41%, 10/15/26 (a)(b)		5,005	5,026,914
Series 2015-4A, Class D2, 8.18%, 10/15/26 (a)(b)		3,915	3,935,201
ARES XLI CLO Ltd., Series 2016-41A, Class D, 5.36%, 1/15/29 (a)(b)		1,400	1,419,179
ARES XXVIII CLO Ltd., Series 2013-3A, Class DR, 4.41%, 10/17/24 (a)(b)		1,300	1,303,818
ARES XXXII CLO Ltd.:
Series 2014-32A, Class BR, 3.43%, 11/15/25 (a)(b)(c)		1,245	1,245,000
Series 2014-32A, Class CR, 4.63%, 11/15/25 (a)(b)		3,485	3,484,972
Series 2014-32A, Class D, 6.88%, 11/15/25 (a)(b)		1,540	1,556,350
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class A2R, 3.17%, 12/05/25 (a)(b)		1,370	1,381,576
Series 2015-1A, Class B2R, 4.02%, 12/05/25 (a)(b)		750	759,724
Series 2015-1A, Class CR, 5.42%, 12/05/25 (a)(b)		4,175	4,236,209
Series 2015-1A, Class D, 7.45%, 12/05/25 (a)(b)		3,200	3,218,536
ARES XXXIX CLO Ltd., Series 2016-39A, Class E, 8.41%, 7/18/28 (a)(b)		2,910	2,972,267
ARES XXXVII CLO Ltd., Series 2015-4A, Class D1, 7.96%, 10/15/26 (a)(b)		2,000	2,008,290
ARES XXXVIII CLO Ltd., Series 2015-38A, Class D, 5.31%, 1/20/27 (a)(b)		970	975,759
Arrowpoint CLO Ltd., Series 2016-5A, Class D, 5.81%, 7/15/28 (a)(b)		2,480	2,507,277
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, 5.07%, 1/30/24 (a)(b)		1,500	1,506,781
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class A, 2.38%, 8/18/25 (a)(b)		3,375	3,376,147
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 3.88%, 2/17/26 (a)(b)		2,400	2,400,562

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Atlas Senior Loan Fund Ltd., Series 2017-8A, Class E, 0.00%, 1/15/30 (a)(b)	USD	1,660	$1,660,000
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class AR, 2.59%, 7/16/26 (a)(b)		2,140	2,140,023
Series 2014-1A, Class BR, 3.16%, 7/16/26 (a)(b)		3,890	3,889,923
Series 2014-1A, Class D, 4.61%, 7/16/26 (a)(b)		1,000	999,899
Atlas Senior Loan Fund VI Ltd.:
Series 2014-6A, Class CR, 3.38%, 10/15/26 (a)(b)		750	743,834
Series 2014-6A, Class DR, 4.63%, 10/15/26 (a)(b)		750	751,155
Atrium VIII:
Series 8A, Class DR, 5.15%, 10/23/24 (a)(b)		12,615	12,676,998
Series 8A, Class ER, 8.40%, 10/23/24 (a)(b)		3,890	3,933,349
Series 8A, Class SUB, 0.00%, 10/23/24 (a)(b)		13,300	9,295,951
Atrium X:
Series 10A, Class B1R, 2.54%, 7/16/25 (a)(b)(c)		5,570	5,570,000
Series 10A, Class CR, 3.04%, 7/16/25 (a)(b)(c)		3,960	3,960,000
Series 10A, Class DR, 4.86%, 7/16/25 (a)(b)(c)		1,670	1,670,000
Atrium XI, Series 11A, Class A1R, 2.29%, 10/23/25 (a)(b)		1,730	1,731,699
Atrium XII:
Series 12A, Class C, 4.20%, 10/22/26 (a)(b)		1,365	1,369,592
Series 12A, Class D, 5.05%, 10/22/26 (a)(b)		4,250	4,257,585
Avery Point VII CLO Ltd., Series 2015-7A, Class A1, 2.66%, 1/15/28 (a)(b)		4,420	4,454,952
Babson CLO Ltd.:
Series 2013-IA, Class A, 2.26%, 4/20/25 (a)(b)		18,420	18,439,958
Series 2013-IA, Class D, 4.66%, 4/20/25 (a)(b)		3,470	3,484,151
Series 2016-1A, Class E, 7.70%, 4/23/27 (a)(b)		2,440	2,469,506
Series 2016-2A, Class E, 8.06%, 7/20/28 (a)(b)(c)		1,100	1,112,375
Ballyrock CLO LLC, Series 2014-1A, Class CR, 4.81%, 10/20/26 (a)(b)(c)		7,920	7,919,683
Battalion CLO Ltd., Series 2007-1A, Class C, 1.96%, 7/14/22 (a)(b)		970	970,197
Battalion CLO VII Ltd., Series 2014-7A, Class C, 5.06%, 10/17/26 (a)(b)		3,570	3,566,186
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, 0.00%, 7/15/29 (a)(b)(c)		1,500	1,479,750
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, 2.65%, 1/20/29 (a)(b)		16,065	16,228,423
Benefit Street Partners CLO IX Ltd., Series 2016-9A, Class E, 7.83%, 7/20/28 (a)(b)		500	502,785
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class A2, 3.41%, 4/18/27 (a)(b)		2,480	2,478,060
Series 2015-VIA, Class B, 4.21%, 4/18/27 (a)(b)		2,750	2,752,575
Series 2015-VIA, Class C, 4.86%, 4/18/27 (a)(b)		2,640	2,637,539

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	31

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2015-VIA, Class D, 6.71%, 4/18/27 (a)(b)	USD	2,500	$2,465,347
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class D, 6.51%, 7/18/27 (a)(b)		7,930	7,743,436
Benefit Street Partners CLO VIII Ltd.:
Series 2015-8A, Class B, 4.16%, 1/20/28 (a)(b)		1,500	1,507,279
Series 2015-8A, Class C, 5.06%, 1/20/28 (a)(b)		2,320	2,331,721
Series 2015-8A, Class D, 6.66%, 1/20/28 (a)(b)(c)		750	719,760
Betony CLO Ltd.:
Series 2015-1A, Class CR, 4.01%, 4/15/27 (a)(b)		2,150	2,152,399
Series 2015-1A, Class D, 4.76%, 4/15/27 (a)(b)		2,040	2,034,964
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, 4.61%, 7/15/26 (a)(b)		970	970,024
BlueMountain CLO Ltd.:
Series 2012-1A, Class B, 3.71%, 7/20/23 (a)(b)		1,700	1,699,418
Series 2012-1A, Class C, 4.41%, 7/20/23 (a)(b)		1,120	1,120,111
Series 2012-1A, Class D, 5.51%, 7/20/23 (a)(b)		3,850	3,866,154
Series 2012-2A, Class DR, 5.32%, 11/20/28 (a)(b)		1,170	1,177,269
Series 2013-2A, Class A, 2.35%, 1/22/25 (a)(b)		3,520	3,521,888
Series 2013-3A, Class A, 2.57%, 10/29/25 (a)(b)		7,810	7,809,984
Series 2013-3A, Class C, 3.87%, 10/29/25 (a)(b)		3,935	3,935,957
Series 2014-2A, Class A, 2.61%, 7/20/26 (a)(b)		2,760	2,760,046
Series 2014-2A, Class AR, 0.00%, 7/20/26 (a)(b)		2,760	2,745,872
Series 2014-3A, Class D, 6.26%, 10/15/26 (a)(b)		5,357	5,351,317
Series 2014-4A, Class A1R, 2.55%, 11/30/26 (a)(b)(c)		2,910	2,910,873
Series 2014-4A, Class E, 6.50%, 11/30/26 (a)(b)		2,345	2,322,524
Series 2015-1A, Class C, 4.91%, 4/13/27 (a)(b)		1,670	1,683,782
Series 2015-1A, Class D, 6.61%, 4/13/27 (a)(b)		3,611	3,607,055
Series 2015-2A, Class E, 6.51%, 7/18/27 (a)(b)		750	726,014
Series 2015-4A, Class D2, 5.21%, 1/20/27 (a)(b)		970	978,555
Series 2015-4A, Class E, 7.66%, 1/20/27 (a)(b)		970	982,044
Series 2016-2A, Class D, 8.17%, 8/20/28 (a)(b)		750	761,328
Series 2016-3A, Class E, 8.03%, 11/15/27 (a)(b)		750	759,879
Bristol Park CLO Ltd., Series 2016-1A, Class E, 8.41%, 4/15/29 (a)(b)(c)		750	750,788
Brookside Mill CLO Ltd., Series 2013-1A, Class A1, 2.31%, 4/17/25 (a)(b)		8,880	8,889,342
Bsprt Issuer Ltd.:
Series 2017-FL1, Class A, 2.43%, 6/15/27 (b)(c)		10,070	10,082,587
Series 2017-FL1, Class B, 3.48%, 6/15/27 (a)(b)		4,140	4,130,064

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Burnham Park CLO Ltd., Series 2016-1A, Class E, 8.01%, 10/20/29 (a)(b)	USD	750	$760,033
Canyon Capital CLO Ltd.:
Series 2012-1A, Class DR, 5.26%, 1/15/26 (a)(b)		1,920	1,912,837
Series 2016-1A, Class E, 8.66%, 4/15/28 (a)(b)		750	750,266
Series 2016-2A, Class E, 7.91%, 10/15/28 (a)(b)		4,070	4,045,015
Carlyle Global Market Strategies CLO Ltd.:
Series 2013-3A, Class B, 3.81%, 7/15/25 (a)(b)		4,060	4,061,694
Series 2013-3A, Class C, 4.56%, 7/15/25 (a)(b)		500	501,462
Series 2014-3A, Class C1R, 4.44%, 7/27/26 (a)(b)		750	749,541
Series 2014-3A, Class D1, 6.27%, 7/27/26 (a)(b)		5,382	5,381,720
Series 2015-4A, Class D, 7.26%, 10/20/27 (a)(b)		1,330	1,336,617
Series 2015-4A, Class SBB1, 9.66%, 10/20/27 (a)(b)		2,087	2,098,711
Series 2016-1A, Class D, 8.76%, 4/20/27 (a)(b)		1,750	1,784,522
Series 2016-3A, Class D, 8.16%, 10/20/29 (a)(b)		750	760,811
Catamaran CLO Ltd., Series 2012-1A, Class BR, 3.22%, 12/20/23 (a)(b)		3,900	3,902,807
Cavalry CLO IV Ltd., Series 2014-4A, Class A, 2.66%, 10/15/26 (a)(b)		12,140	12,139,894
Cedar Funding III CLO Ltd.:
Series 2014-3A, Class C, 3.97%, 5/20/26 (a)(b)		3,515	3,522,205
Series 2014-3A, Class D, 4.72%, 5/20/26 (a)(b)		2,945	2,920,493
Cent CLO 24 Ltd., Series 2015-24A, Class D2, 7.94%, 10/15/26 (a)(b)		1,088	1,103,453
CIFC Funding Ltd.:
Series 2012-2A, Class A2RL, 3.12%, 12/05/24 (a)(b)(c)		1,000	1,000,000
Series 2012-2A, Class B2R, 6.97%, 12/05/24 (a)(b)		1,250	1,258,528
Series 2012-3A, Class A3R, 3.87%, 1/29/25 (a)(b)		1,760	1,760,224
Series 2012-3A, Class B1R, 5.04%, 1/29/25 (a)(b)		2,330	2,339,778
Series 2013-1A, Class A2, 3.06%, 4/16/25 (a)(b)		6,200	6,205,655
Series 2013-2A, Class B1L, 4.76%, 4/21/25 (a)(b)		550	552,743
Series 2013-4A, Class DR, 4.55%, 11/27/24 (a)(b)		1,560	1,564,487
Series 2014-1A, Class AR, 2.21%, 4/18/25 (a)(b)(c)		7,200	7,200,000
Series 2014-1A, Class E, 5.66%, 4/18/25 (a)(b)		780	766,283
Series 2014-2A, Class A1LR, 2.39%, 5/24/26 (a)(b)(c)		5,000	5,000,200
Series 2014-2A, Class B1L, 4.69%, 5/24/26 (a)(b)		10,005	10,052,577
Series 2014-3A, Class B1, 3.15%, 7/22/26 (a)(b)		970	970,017
Series 2014-3A, Class C1, 3.95%, 7/22/26 (a)(b)		3,137	3,136,925

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-4A, Class D, 4.56%, 10/17/26 (a)(b)	USD	3,755	$3,774,641
Series 2014-5A, Class A1R, 2.56%, 1/17/27 (a)(b)		19,190	19,253,216
Series 2014-5A, Class CR, 3.86%, 1/17/27 (a)(b)		970	974,795
Series 2014-5A, Class E2, 7.41%, 1/17/27 (a)(b)		1,250	1,258,133
Series 2015-1A, Class A1R, 2.54%, 1/22/27 (a)(b)		3,510	3,507,678
Series 2015-1A, Class D, 5.15%, 1/22/27 (a)(b)		1,470	1,480,109
Series 2015-2A, Class A, 2.61%, 4/15/27 (a)(b)		12,130	12,157,307
Series 2015-2A, Class D, 4.81%, 4/15/27 (a)(b)		250	250,466
Series 2015-3A, Class E, 7.21%, 10/19/27 (a)(b)		2,000	1,987,095
Series 2015-5A, Class D, 7.46%, 10/25/27 (a)(b)		970	965,673
Series 2016-1A, Class E, 7.91%, 10/21/28 (a)(b)		3,310	3,347,644
Cumberland Park CLO Ltd., Series 2015-2A, Class E, 6.16%, 7/20/26 (a)(b)(c)		750	720,000
Dryden 34 Senior Loan Fund:
Series 2014-34A, Class CR, 3.31%, 10/15/26 (a)(b)(c)		1,200	1,200,000
Series 2014-34A, Class DR, 4.56%, 10/15/26 (a)(b)(c)		1,190	1,190,000
Dryden 36 Senior Loan Fund:
Series 2014-36A, Class CR, 3.96%, 1/15/28 (a)(b)(c)		750	755,625
Series 2014-36A, Class DR, 5.40%, 1/15/28 (a)(b)(c)		2,500	2,525,000
Dryden 38 Senior Loan Fund, Series 2015-38A, Class E, 7.21%, 7/15/27 (a)(b)		425	426,101
Dryden 41 Senior Loan Fund, Series 2015-41A, Class E, 6.81%, 1/15/28 (a)(b)		750	743,062
Dryden 43 Senior Loan Fund, Series 2016-43A, Class E, 8.41%, 7/20/29 (a)(b)(c)		750	761,250
Dryden XXV Senior Loan Fund:
Series 2012-25A, Class AR, 2.36%, 1/15/25 (a)(b)		4,597	4,601,315
Series 2012-25A, Class CR, 3.66%, 1/15/25 (a)(b)		750	750,599
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 2.28%, 8/15/25 (a)(b)		14,365	14,377,799
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class DR, 4.51%, 4/18/26 (a)(b)		750	754,085
ECP CLO Ltd., Series 2012-4A, Class A1, 2.62%, 6/19/24 (a)(b)		551	551,056
Finn Square CLO Ltd.:
Series 2012-1A, Class A1R, 2.37%, 12/24/23 (a)(b)		1,079	1,080,002
Series 2012-1A, Class A2R, 2.86%, 12/24/23 (a)(b)		3,310	3,317,617
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (a)(b)		4,075	1,304,008
Galaxy XIV CLO Ltd., Series 2012-14A, Class DR, 5.48%, 11/15/26 (a)(b)		1,155	1,159,449
Galaxy XV CLO Ltd.:
Series 2013-15A, Class A, 2.41%, 4/15/25 (a)(b)		5,555	5,559,230
Series 2013-15A, Class C, 3.76%, 4/15/25 (a)(b)		3,000	3,001,260
Galaxy XXI CLO Ltd., Series 2015-21A, Class E2, 7.66%, 1/20/28 (a)(b)		500	497,560

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 4.67%, 10/29/26 (a)(b)	USD	3,297	$3,301,825
GoldenTree Loan Opportunities VIII Ltd.:
Series 2014-8A, Class B1R, 2.71%, 4/19/26 (a)(b)		750	750,891
Series 2014-8A, Class DR, 4.53%, 4/19/26 (a)(b)(c)		750	751,688
GoldenTree Loan Opportunities XI Ltd.:
Series 2015-11A, Class D, 4.86%, 4/18/27 (a)(b)		2,500	2,497,650
Series 2015-11A, Class E, 6.71%, 4/18/27 (a)(b)		4,400	4,375,604
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, 2.54%, 3/15/27 (a)(b)(c)		2,870	2,870,000
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, 0.00%, 1/17/27 (a)(b)		2,120	2,120,000
GT Loan Financing I Ltd., Series 2013-1A, Class A, 2.44%, 10/28/24 (a)(b)		11,535	11,537,015
Highbridge Loan Management Ltd.:
Series 2013-2A, Class D, 6.41%, 10/20/24 (a)(b)		960	959,952
Series 2014-4A, Class B, 4.17%, 7/28/25 (a)(b)		3,465	3,468,107
Series 2016-8A, Class D, 6.01%, 4/20/27 (a)(b)		1,560	1,587,526
Series 2016-8A, Class E, 9.06%, 4/20/27 (a)(b)		750	758,750
Series 3A-2014, Class C, 4.76%, 1/18/25 (a)(b)		1,350	1,349,963
Series 3A-2014, Class D, 6.16%, 1/18/25 (a)(b)		750	749,492
Series 5A-2015, Class C1R, 3.29%, 1/29/26 (a)(b)(c)		3,080	3,080,000
Series 5A-2015, Class C2R, 3.29%, 1/29/26 (a)(b)(c)		750	750,000
Series 5A-2015, Class D1R, 4.49%, 1/29/26 (a)(b)(c)		3,470	3,470,000
Series 5A-2015, Class D2R, 4.49%, 1/29/26 (a)(b)(c)		750	750,000
Series 5A-2015, Class E, 6.52%, 1/29/26 (a)(b)		1,250	1,235,333
Series 5X-2015, Class E, 6.52%, 1/29/26 (b)		2,330	2,302,660
Series 6A-2015, Class A, 2.62%, 5/05/27 (a)(b)		1,165	1,166,807
Series 6A-2015, Class D, 4.82%, 5/05/27 (a)(b)		2,070	2,066,514
Series 6A-2015, Class E1, 6.62%, 5/05/27 (a)(b)		1,620	1,568,907
Series 7A-2015, Class C, 4.56%, 11/15/26 (a)(b)		1,670	1,677,168
Series 7A-2015, Class D, 4.93%, 11/15/26 (a)(b)		1,160	1,162,175
Series 7A-2015, Class E, 6.93%, 11/15/26 (a)(b)		1,500	1,496,508
HPS Loan Management Ltd.:
Series 10A-16, Class C, 4.58%, 1/20/28 (a)(b)		4,912	4,886,616
Series 10A-16, Class D, 7.43%, 1/20/28 (a)(b)		4,000	3,874,610
Series 9A-2016, Class D2, 7.61%, 7/19/27 (a)(b)		2,380	2,391,905
LCM XIV LP, Series 14A, Class A, 2.31%, 7/15/25 (a)(b)		2,220	2,220,364
LCM XVI LP, Series 16A, Class AR, 0.00%, 7/15/26 (a)(b)(c)		3,330	3,330,000

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	33

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
LCM XVII LP, Series 17A, Class D, 4.66%, 10/15/26 (a)(b)	USD	1,560	$1,564,021
LCM XVIII LP:
Series 18A, Class C1, 4.31%, 4/20/27 (a)(b)		4,670	4,670,449
Series 18A, Class D, 4.96%, 4/20/27 (a)(b)		2,670	2,679,221
Series 18A, Class E, 6.51%, 4/20/27 (a)(b)		2,430	2,399,893
Series 18A, Class INC, 11.66%, 4/20/27 (a)		1,835	1,255,964
Lime Street CLO Ltd., Series 2007-1A, Class B, 1.82%, 6/20/21 (a)(b)		2,880	2,870,558
Limerock CLO III LLC, Series 2014-3A, Class C, 4.76%, 10/20/26 (a)(b)		8,490	8,488,022
Madison Park Funding Ltd., Series 2007-6A, Class E, 6.42%, 7/26/21 (a)(b)		500	501,269
Madison Park Funding V Ltd., Series 2007-5X, Class D, 4.70%, 2/26/21 (b)		3,080	3,087,615
Madison Park Funding XI Ltd.:
Series 2013-11A, Class A1B, 2.60%, 10/23/25 (a)(b)		3,331	3,334,937
Series 2013-11A, Class D, 4.65%, 10/23/25 (a)(b)		2,229	2,233,651
Madison Park Funding XIII Ltd.:
Series 2014-13A, Class CR, 3.31%, 1/19/25 (a)(b)(c)		434	434,000
Series 2014-13A, Class E, 6.02%, 1/19/25 (a)(b)		10,110	10,124,939
Madison Park Funding XIV Ltd.:
Series 2014-14A, Class A2R, 2.28%, 7/20/26 (a)(b)		18,859	18,873,550
Series 2014-14A, Class DR, 4.41%, 7/20/26 (a)(b)		4,925	4,924,872
Series 2014-14A, Class E, 5.91%, 7/20/26 (a)(b)		1,250	1,242,847
Madison Park Funding XIX Ltd., Series 2015-19A, Class D, 7.60%, 1/22/28 (a)(b)		750	753,722
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, 4.62%, 1/27/26 (a)(b)		1,160	1,161,311
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, 4.86%, 4/20/26 (a)(b)		1,200	1,206,654
Madison Park Funding XX Ltd., Series 2016-20A, Class E, 8.57%, 4/27/27 (a)(b)		1,740	1,773,291
Mill Creek CLO Ltd.:
Series 2016-1A, Class C, 4.51%, 4/20/28 (a)(b)		1,600	1,611,896
Series 2016-1A, Class E, 8.91%, 4/20/28 (a)(b)		1,750	1,755,599
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 3.34%, 1/20/24 (a)(b)		5,620	5,625,482
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, 2.32%, 7/22/24 (a)(b)		11,546	11,541,811
MP CLO III Ltd.:
Series 2013-1A, Class A, 2.34%, 4/20/25 (a)(b)		8,280	8,281,164
Series 2013-1A, Class C, 3.91%, 4/20/25 (a)(b)		2,000	2,001,045
MP CLO IV Ltd., Series 2013-2A, Class A2BR, 3.36%, 10/25/25 (a)(b)		1,000	1,000,058
MP CLO VII Ltd.:
Series 2015-1A, Class A1, 2.65%, 4/18/27 (a)(b)		1,750	1,749,106

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2015-1A, Class D, 4.81%, 4/18/27 (a)(b)	USD	1,750	$1,738,096
Neuberger Berman CLO XIII Ltd.:
Series 2012-13A, Class B, 3.45%, 1/23/24 (a)(b)		18,600	18,596,373
Series 2012-13A, Class C, 4.00%, 1/23/24 (a)(b)		1,500	1,501,789
Series 2012-13A, Class D, 5.65%, 1/23/24 (a)(b)		2,625	2,630,959
Neuberger Berman CLO XV, Series 2013-15A, Class D, 4.41%, 10/15/25 (a)(b)		1,350	1,346,619
Neuberger Berman CLO XVI Ltd.:
Series 2014-16A, Class B2R, 3.33%, 4/15/26 (a)(b)		4,700	4,699,746
Series 2014-16A, Class D, 4.51%, 4/15/26 (a)(b)		1,650	1,649,526
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, 4.78%, 4/22/29 (a)(b)		4,833	4,831,598
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class CR, 5.43%, 11/14/27 (a)(b)		2,110	2,126,500
Series 2014-18A, Class DR, 8.93%, 11/14/27 (a)(b)		750	761,756
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class D, 5.11%, 1/15/28 (a)(b)		750	752,942
Series 2015-20A, Class E, 7.61%, 1/15/28 (a)(b)		3,715	3,719,074
Neuberger Berman CLO XXI Ltd.:
Series 2016-21A, Class D, 6.11%, 4/20/27 (a)(b)		550	558,869
Series 2016-21A, Class E, 8.16%, 4/20/27 (a)(b)		1,920	1,902,321
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class E, 7.91%, 10/17/27 (a)(b)		1,500	1,503,784
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class E, 7.74%, 10/17/27 (a)(b)		1,360	1,360,930
Oak Hill Credit Partners IX Ltd., Series 2013-9A, Class DR, 2.17%, 10/20/25 (a)(b)(c)		1,069	1,070,636
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, 2.28%, 4/20/25 (a)(b)		16,975	16,976,820
Oak Hill Credit Partners X Ltd.:
Series 2014-10A, Class CR, 3.28%, 7/20/26 (a)(b)		1,200	1,202,794
Series 2014-10A, Class DR, 4.41%, 7/20/26 (a)(b)		250	249,919
Oak Hill Credit Partners XI Ltd., Series 2015-11A, Class E, 7.86%, 10/20/28 (a)(b)		970	971,585
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, 5.35%, 1/23/27 (a)(b)(c)		1,520	1,522,280
Oaktree EIF II Ltd.:
Series 2015-B1A, Class B, 3.48%, 2/15/26 (a)(b)		1,000	994,401
Series 2015-B1A, Class C, 4.28%, 2/15/26 (a)(b)		2,850	2,852,437
OCP CLO Ltd.:
Series 2012-2A, Class DR, 5.64%, 11/22/25 (a)(b)		1,560	1,569,416

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-5A, Class A1, 2.17%, 4/26/26 (a)(b)	USD	1,380	$1,380,328
Series 2014-5A, Class A2, 2.89%, 4/26/26 (a)(b)		600	600,005
Series 2014-7A, Class A1A, 2.76%, 10/20/26 (a)(b)		5,490	5,504,741
Series 2015-8A, Class A1, 2.69%, 4/17/27 (a)(b)		7,810	7,827,530
Series 2015-8A, Class C, 4.81%, 4/17/27 (a)(b)		500	494,292
Series 2016-12A, Class C, 5.31%, 10/18/28 (a)(b)		1,560	1,581,131
Series 2017-13A, Class A1A, 0.00%, 7/15/30 (a)(b)		17,540	17,508,428
Series 2017-13A, Class D, 0.00%, 7/15/30 (a)(b)		3,080	2,981,748
Octagon Investment Partners 26 Ltd.:
Series 2016-1A, Class C, 4.51%, 4/15/27 (a)(b)		1,570	1,583,373
Series 2016-1A, Class D, 6.11%, 4/15/27 (a)(b)		2,150	2,181,321
Series 2016-1A, Class E, 9.01%, 4/15/27 (a)(b)		2,625	2,663,792
Octagon Investment Partners 27 Ltd., Series 2016-1A, Class E, 8.26%, 7/15/27 (a)(b)		2,000	2,032,985
Octagon Investment Partners 31 LLC, Series 2017-1A, Class F, 9.41%, 7/20/30 (a)(b)(c)		1,502	1,429,288
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 2.28%, 7/17/25 (a)(b)		8,330	8,340,289
Octagon Investment Partners XVII Ltd.:
Series 2013-1A, Class A1R, 2.10%, 10/25/25 (a)(b)(c)		9,175	9,175,000
Series 2013-1A, Class A2R, 2.84%, 10/25/25 (a)(b)		10,990	10,996,691
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class CR, 4.66%, 12/16/24 (a)(b)		2,800	2,806,238
Octagon Investment Partners XXI Ltd.:
Series 2014-1A, Class C, 4.83%, 11/14/26 (a)(b)		7,475	7,514,049
Series 2014-1A, Class D, 7.78%, 11/14/26 (a)(b)		4,900	4,956,475
Octagon Investment Partners XXII Ltd.:
Series 2014-1A, Class D1R, 4.42%, 11/25/25 (a)(b)(c)		2,040	2,040,000
Series 2014-1A, Class E1, 6.40%, 11/25/25 (a)(b)		1,245	1,220,202
OFSI Fund VI Ltd., Series 2014-6A, Class A2, 3.06%, 3/20/25 (a)(b)		17,638	17,654,019
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.46%, 8/23/24 (a)(b)		10,470	10,472,005
OZLM Funding II Ltd.:
Series 2012-2A, Class A1R, 2.61%, 10/30/27 (a)(b)		24,637	24,706,634
Series 2012-2A, Class DR, 8.47%, 10/30/27 (a)(b)(c)		3,310	3,352,368
OZLM Funding III Ltd., Series 2013-3A, Class BR, 4.15%, 1/22/29 (a)(b)		7,065	7,150,650
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1, 2.30%, 7/22/25 (a)(b)		4,560	4,562,311

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2013-4A, Class C, 4.35%, 7/22/25 (a)(b)	USD	1,130	$1,129,962
Series 2013-4A, Class D, 5.80%, 7/22/25 (a)(b)		1,750	1,740,880
OZLM Funding Ltd.:
Series 2012-1A, Class A2R, 3.50%, 7/22/27 (a)(b)		1,350	1,351,447
Series 2012-1A, Class DR, 7.85%, 7/22/27 (a)(b)		1,250	1,257,085
OZLM Funding V Ltd.:
Series 2013-5A, Class BR, 3.51%, 1/17/26 (a)(b)(c)		4,820	4,820,723
Series 2013-5A, Class CR, 4.61%, 1/17/26 (a)(b)(c)		2,970	2,969,911
Series 2013-5A, Class D, 5.91%, 1/17/26 (a)(b)		1,250	1,246,512
OZLM IX Ltd.:
Series 2014-9A, Class BR, 3.51%, 1/20/27 (a)(b)		2,530	2,533,034
Series 2014-9A, Class CR, 4.71%, 1/20/27 (a)(b)		8,370	8,379,731
OZLM VI Ltd., Series 2014-6A, Class BR, 3.86%, 4/17/26 (a)(b)		4,850	4,852,040
OZLM VII Ltd.:
Series 2014-7A, Class B1R, 3.41%, 7/17/26 (a)(b)		1,360	1,361,802
Series 2014-7A, Class CR, 4.66%, 7/17/26 (a)(b)		1,940	1,949,504
Series 2014-7A, Class D, 6.16%, 7/17/26 (a)(b)		964	950,705
OZLM VIII Ltd.:
Series 2014-8A, Class A1AR, 2.60%, 10/17/26 (a)(b)(c)		24,405	24,405,000
Series 2014-8A, Class BR, 4.16%, 10/17/26 (a)(b)(c)		4,750	4,750,000
Series 2014-8A, Class CR, 4.66%, 10/17/26 (a)(b)(c)		4,985	4,985,000
OZLM XI Ltd.:
Series 2015-11A, Class B, 4.17%, 1/30/27 (a)(b)		2,219	2,219,090
Series 2015-11A, Class C1, 5.22%, 1/30/27 (a)(b)		3,876	3,882,394
OZLM XII Ltd.:
Series 2015-12A, Class A1, 2.62%, 4/30/27 (a)(b)		2,560	2,570,043
Series 2015-12A, Class A2, 3.17%, 4/30/27 (a)(b)		2,630	2,622,421
Series 2015-12A, Class B, 4.07%, 4/30/27 (a)(b)		1,210	1,218,991
Series 2015-12A, Class C, 4.87%, 4/30/27 (a)(b)		875	879,883
Series 2015-12A, Class D, 6.57%, 4/30/27 (a)(b)		2,530	2,459,731
OZLM XIII Ltd., Series 2015-13A, Class C, 5.67%, 7/30/27 (a)(b)		1,165	1,180,746
OZLM XIV Ltd.:
Series 2015-14A, Class C, 5.51%, 1/15/29 (a)(b)		2,530	2,548,058
Series 2015-14A, Class D, 7.51%, 1/15/29 (a)(b)		2,340	2,340,882
OZLM XV Ltd.:
Series 2016-15A, Class A1, 2.41%, 1/20/29 (a)(b)		7,880	7,905,434

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	35

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2016-15A, Class A2A, 3.02%, 1/20/29 (a)(b)	USD	2,920	$2,911,018
Series 2016-15A, Class C, 4.92%, 1/20/29 (a)(b)		1,560	1,575,462
Series 2016-15A, Class D, 8.07%, 1/20/29 (a)(b)(c)		1,560	1,560,000
Palmer Square CLO Ltd.:
Series 2013-1A, Class A2R, 2.68%, 5/15/25 (a)(b)		7,767	7,767,118
Series 2013-2A, Class A1AR, 2.38%, 10/17/27 (a)(b)		10,800	10,804,077
Series 2013-2A, Class CR, 4.76%, 10/17/27 (a)(b)(c)		1,360	1,360,816
Series 2014-1A, Class CR, 5.16%, 1/17/27 (a)(b)		3,230	3,251,612
Series 2014-1A, Class DR, 8.06%, 1/17/27 (a)(b)		1,560	1,570,082
Series 2015-2A, Class DR, 0.00%, 7/20/30 (a)(b)		2,120	2,083,918
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class D, 8.19%, 8/23/28 (a)(b)		2,330	2,327,053
Pinnacle Park CLO Ltd.:
Series 2014-1A, Class CR, 3.81%, 4/15/26 (a)(b)		1,000	1,000,471
Series 2014-1A, Class D, 4.66%, 4/15/26 (a)(b)		2,340	2,345,597
Race Point IX CLO Ltd., Series 2015-9A, Class A1, 2.67%, 4/15/27 (a)(b)		8,680	8,691,299
Race Point VII CLO Ltd., Series 2012-7A, Class CR, 3.83%, 11/08/24 (a)(b)		5,620	5,622,977
Regatta IV Funding Ltd.:
Series 14-1AR, Class DR, 0.00%, 7/25/26 (a)(b)		1,730	1,730,000
Series 2014-1A, Class C, 4.11%, 7/25/26 (a)(b)		950	949,985
Series 2014-1A, Class D, 4.66%, 7/25/26 (a)(b)		1,730	1,729,932
Series 2014-1AR, Class CR, 0.00%, 7/25/26 (a)(b)		950	950,000
Regatta V Funding Ltd.:
Series 2014-1A, Class BR, 3.46%, 10/25/26 (a)(b)		2,665	2,670,413
Series 2014-1A, Class C, 4.61%, 10/25/26 (a)(b)		5,475	5,473,426
Rockford Tower CLO Ltd.:
Series 2017-1A, Class B, 3.17%, 4/15/29 (a)(b)(c)		3,680	3,661,232
Series 2017-1A, Class D, 4.62%, 4/15/29 (a)(b)(c)		4,450	4,300,035
Series 2017-1A, Class E, 6.77%, 4/15/29 (a)(b)(c)		4,840	4,469,256
Seneca Park CLO Ltd.:
Series 2014-1A, Class CR, 3.31%, 7/17/26 (a)(b)		2,000	2,003,020
Series 2014-1A, Class D, 4.52%, 7/17/26 (a)(b)		7,660	7,660,176
Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)(b)		2,000	1,125,103
Shackleton CLO Ltd.:
Series 2014-5A, Class AR, 2.32%, 5/07/26 (a)(b)(c)		13,720	13,720,000
Series 2017-10A, Class E, 7.43%, 4/20/29 (a)(b)(c)		1,940	1,848,238
Sound Point CLO I Ltd.:
Series 2012-1A, Class B, 3.86%, 10/20/23 (a)(b)		800	800,538

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2012-1A, Class C, 4.46%, 10/20/23 (a)(b)	USD	5,400	$5,400,228
Sound Point CLO II Ltd.:
Series 2013-1A, Class A1L, 2.37%, 4/26/25 (a)(b)		997	997,550
Series 2013-1A, Class A3L, 3.92%, 4/26/25 (a)(b)		9,465	9,467,957
Sound Point CLO III Ltd.:
Series 2013-2A, Class C1R, 3.31%, 7/15/25 (a)(b)		750	750,851
Series 2013-2A, Class DR, 4.51%, 7/15/25 (a)(b)		2,310	2,309,950
Series 2013-2A, Class E, 5.76%, 7/15/25 (a)(b)		4,660	4,624,577
Sound Point CLO IV Ltd.:
Series 2013-3A, Class CR, 3.41%, 1/21/26 (a)(b)(c)		2,320	2,320,000
Series 2013-3A, Class DR, 4.56%, 1/21/26 (a)(b)(c)		3,665	3,665,000
Sound Point CLO IX Ltd., Series 2015-2A, Class E, 6.66%, 7/20/27 (a)(b)		1,300	1,283,822
Sound Point CLO V Ltd., Series 2014-1A, Class E, 5.41%, 4/18/26 (a)(b)		1,551	1,505,820
Sound Point CLO VII Ltd., Series 2014-3A, Class D, 4.75%, 1/23/27 (a)(b)		2,160	2,162,447
Sound Point CLO VIII Ltd.:
Series 2015-1A, Class B, 3.21%, 4/15/27 (a)(b)		6,240	6,241,485
Series 2015-1A, Class D, 4.81%, 4/15/27 (a)(b)		2,250	2,254,030
Sound Point CLO X Ltd., Series 2015-3A, Class E, 7.91%, 1/20/28 (a)(b)		4,870	4,890,426
Sound Point CLO XI Ltd., Series 2016-1A, Class E, 8.11%, 7/20/28 (a)(b)		7,200	7,287,301
Sound Point CLO XII Ltd.:
Series 2016-2A, Class A, 2.82%, 10/20/28 (a)(b)		4,700	4,751,956
Series 2016-2A, Class E, 7.56%, 10/20/28 (a)(b)		2,350	2,346,943
Sound Point CLO XIV Ltd.:
Series 2016-3A, Class C, 3.80%, 1/23/29 (a)(b)		1,560	1,565,931
Series 2016-3A, Class E, 7.80%, 1/23/29 (a)(b)		2,340	2,344,182
Stewart Park CLO Ltd., Series 2015-1A, Class E, 6.61%, 4/15/26 (a)(b)		4,455	4,425,024
Symphony CLO VIII LP:
Series 2012-8A, Class CR, 4.21%, 1/09/23 (a)(b)		750	750,637
Series 2012-8AR, Class ER, 7.16%, 1/09/23 (a)(b)		6,880	6,865,247
Symphony CLO XII Ltd., Series 2013-12A, Class AR, 2.19%, 10/15/25 (a)(b)		1,000	999,225
Symphony CLO XV Ltd.:
Series 2014-15A, Class DR, 4.51%, 10/17/26 (a)(b)(c)		6,225	6,225,000
Series 2014-15A, Class E, 6.21%, 10/17/26 (a)(b)		2,075	1,998,585
Symphony CLO XVI Ltd., Series 2015-16A, Class E, 6.61%, 7/15/28 (a)(b)		1,170	1,163,835
Symphony CLO XVII Ltd., Series 2016-17A, Class E, 8.56%, 4/15/28 (a)(b)		750	757,970
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, 5.13%, 1/23/28 (a)(b)		750	758,455
TCI-Symphony CLO Ltd., Series 2017-1A, Class E, 0.00%, 7/15/30 (a)(b)		1,921	1,901,790

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, 4.56%, 10/20/26 (a)(b)(c)	USD	4,340	$4,305,280
THL Credit Wind River CLO Ltd.:
Series 2013-2A, Class A1, 2.61%, 1/18/26 (a)(b)		250	250,059
Series 2013-2A, Class A2A, 2.60%, 1/18/26 (a)(b)		750	750,170
Series 2013-2A, Class B1, 3.01%, 1/18/26 (a)(b)		1,150	1,150,624
Series 2014-3A, Class DR, 4.47%, 1/22/27 (a)(b)(c)		750	750,000
Series 2014-3A, Class E, 6.75%, 1/22/27 (a)(b)		750	736,881
Series 2015-1A, Class E1, 6.71%, 7/20/27 (a)(b)		2,330	2,327,246
TIAA CLO II Ltd., Series 2017-1A, Class E, 7.06%, 4/20/29 (a)(b)		500	470,454
TICP CLO I Ltd.:
Series 2015-1A, Class C, 4.16%, 7/20/27 (a)(b)		1,210	1,211,167
Series 2015-1A, Class D, 4.71%, 7/20/27 (a)(b)		1,210	1,195,661
TICP CLO III Ltd., Series 2014-3A, Class AR, 2.34%, 1/20/27 (a)(b)(c)		6,623	6,626,510
TICP CLO VII Ltd., Series 2017-7A, Class E, 0.00%, 7/15/29 (a)(b)		2,700	2,619,000
Treman Park CLO Ltd.:
Series 2015-1A, Class AR, 2.53%, 4/20/27 (a)(b)(c)		875	878,500
Series 2015-1A, Class D, 5.02%, 4/20/27 (a)(b)		7,200	7,212,783
Triaxx Prime CDO Ltd., Series 2006-1A, Class A2, 1.67%, 3/03/39 (a)(b)(c)		50,060	4,004,800
Venture XIX CLO Ltd.:
Series 2014-19A, Class AR, 2.53%, 1/15/27 (a)(b)(c)		5,020	5,029,413
Series 2014-19A, Class BR, 3.16%, 1/15/27 (a)(b)(c)		2,350	2,355,875
Venture XVII CLO Ltd.:
Series 2014-17A, Class B1, 3.26%, 7/15/26 (a)(b)		3,720	3,720,047
Series 2014-17A, Class B2, 3.26%, 7/15/26 (a)(b)		750	750,009
Series 2014-17A, Class B2R, 0.00%, 7/15/26 (a)(b)		4,470	4,470,000
Venture XX CLO Ltd.:
Series 2015-20A, Class B1, 3.26%, 4/15/27 (a)(b)		550	550,738
Series 2015-20A, Class C, 4.31%, 4/15/27 (a)(b)		1,430	1,431,193
Series 2015-20A, Class D, 5.01%, 4/15/27 (a)(b)		1,330	1,330,315
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.76%, 7/15/27 (a)(b)		670	670,180
Venture XXII CLO Ltd., Series 2015-22A, Class E, 7.91%, 1/15/28 (a)(b)		780	781,194
Venture XXIV CLO Ltd., Series 2016-24A, Class E, 7.88%, 10/20/28 (a)(b)		2,696	2,711,317
Venture XXVI CLO Ltd., Series 2017-26A, Class D, 5.29%, 1/20/29 (a)(b)		2,650	2,653,709
Vibrant CLO II Ltd., Series 2013-2A, Class C, 4.75%, 7/24/24 (a)(b)		1,000	995,057
Vibrant CLO III Ltd.:
Series 2015-3A, Class A1R, 2.64%, 4/20/26 (a)(b)		2,315	2,319,391
Series 2015-3A, Class A2R, 3.21%, 4/20/26 (a)(b)		750	749,402
Series 2015-3A, Class BR, 4.11%, 4/20/26 (a)(b)(c)		1,560	1,569,360

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Vibrant CLO IV Ltd.:
Series 2016-4A, Class C, 4.46%, 7/20/28 (a)(b)	USD	4,440	$4,501,117
Series 2016-4A, Class D, 5.66%, 7/20/28 (a)(b)		1,680	1,695,972
Vibrant CLO V Ltd., Series 2016-5A, Class A, 2.71%, 1/20/29 (a)(b)		2,920	2,932,044
Voya CLO Ltd.:
Series 2012-2A, Class BR, 3.11%, 10/15/22 (a)(b)		10,710	10,714,622
Series 2012-2RA, Class CR, 4.11%, 10/15/22 (a)(b)		7,610	7,612,113
Series 2012-2RA, Class DR, 5.11%, 10/15/22 (a)(b)		6,320	6,352,172
Series 2012-2RA, Class ER, 7.16%, 10/15/22 (a)(b)		2,105	2,107,136
Series 2012-3A, Class BR, 3.11%, 10/15/22 (a)(b)		9,149	9,160,140
Series 2013-1A, Class A1, 2.30%, 4/15/24 (a)(b)		3,876	3,877,453
Series 2013-2A, Class C, 4.66%, 4/25/25 (a)(b)		4,190	4,198,558
Series 2013-3A, Class A1R, 2.21%, 1/18/26 (a)(b)		12,370	12,386,654
Series 2013-3A, Class A2R, 2.66%, 1/18/26 (a)(b)		4,475	4,474,957
Series 2013-3A, Class BR, 3.31%, 1/18/26 (a)(b)		5,440	5,447,258
Series 2014-1A, Class C, 4.56%, 4/18/26 (a)(b)		2,560	2,572,807
Series 2014-3A, Class C, 4.76%, 7/25/26 (a)(b)		1,335	1,341,226
Series 2014-4A, Class A2A, 3.56%, 10/14/26 (a)(b)		2,490	2,489,825
Series 2014-4A, Class B, 4.51%, 10/14/26 (a)(b)		1,455	1,454,974
Series 2014-4A, Class BR, 0.00%, 10/14/26 (a)(b)(c)		3,385	3,385,000
Series 2014-4A, Class C, 5.16%, 10/14/26 (a)(b)		3,475	3,475,017
Series 2014-4A, Class CR, 0.00%, 10/14/26 (a)(b)(c)		10,035	10,035,000
Series 2015-1A, Class D, 6.76%, 4/18/27 (a)(b)		1,225	1,226,912
Series 2016-2A, Class D, 8.11%, 7/19/28 (a)(b)		975	989,058
Series 2016-3A, Class D, 8.01%, 10/18/27 (a)(b)		1,170	1,176,831
Series 2016-4A, Class E2, 7.75%, 7/20/29 (a)(b)		750	756,034
Washington Mill CLO Ltd., Series 2014-1A, Class A1R, 2.38%, 4/20/26 (a)(b)		5,750	5,747,141
Webster Park CLO Ltd.:
Series 2015-1A, Class C, 5.21%, 1/20/27 (a)(b)		7,760	7,837,062
Series 2015-1A, Class D, 7.26%, 1/20/27 (a)(b)(c)		4,400	4,372,720
West CLO Ltd., Series 2013-1A, Class A1AR, 2.34%, 11/07/25 (a)(b)(c)		25,889	25,889,000
Westcott Park CLO Ltd., Series 2016-1A, Class E, 8.36%, 7/20/28 (a)(b)		1,170	1,193,169
York CLO 1 Ltd.:
Series 2014-1A, Class CR, 3.50%, 1/22/27 (a)(b)(c)		1,160	1,160,046
Series 2014-1A, Class DR, 4.55%, 1/22/27 (a)(b)		2,150	2,130,742
Series 2014-1A, Class E, 6.60%, 1/22/27 (a)(b)		3,880	3,766,418

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	37

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
York CLO 2 Ltd., Series 2015-1A, Class E, 7.40%, 10/22/27 (a)(b)	USD	2,000	$1,994,601
York CLO-3 Ltd., Series 2016-1A, Class E, 6.84%, 7/20/25 (a)(b)		5,070	5,098,164
York CLO-4 Ltd.:
Series 2016-2A, Class D, 5.26%, 1/20/30 (a)(b)		2,140	2,159,511
Series 2016-2A, Class E, 8.10%, 1/20/30 (a)(b)		6,180	6,271,504

			1,726,016,453
Ireland — 0.2%
Adagio IV CLO Ltd., Series IV-X, Class F, 6.65%, 10/15/29 (b)	EUR	800	871,007
Adagio V CLO Designated Activity Co., Series V-X, Class E, 6.70%, 10/15/29 (b)		700	800,502
Arbour CLO IV DAC:
Series 4X, Class E, 5.60%, 1/15/30 (b)		1,100	1,243,880
Series 4X, Class F, 8.15%, 1/15/30 (b)		900	1,009,790
Arbour CLO Ltd.:
Series 2014-1X, Class E, 5.00%, 7/15/27 (b)		2,106	2,396,429
Series 2014-1X, Class F, 5.75%, 7/15/27 (b)		1,352	1,435,643
Aurium CLO III DAC, Series 3X, Class E, 4.90%, 4/15/30 (b)		100	109,425
Avoca CLO XIII Ltd., Series 13X, Class E, 5.17%, 12/29/27 (b)		1,570	1,770,146
Avoca CLO XIV Ltd.:
Series 14X, Class E, 4.75%, 7/12/28 (b)		1,740	1,974,339
Series 14X, Class F, 5.75%, 7/12/28 (b)		1,100	1,206,840
Series 14X, Class SUB, 0.00%, 7/12/28 (b)		4,510	4,167,272
Avoca CLO XV Ltd.:
Series 15X, Class E, 5.00%, 1/15/29 (b)		1,600	1,813,654
Series 15X, Class F, 6.75%, 1/15/29 (b)		1,760	1,930,784
Series 15X, Class M1, 0.00%, 1/15/29 (b)		3,100	2,962,351
Avoca CLO XVII DAC, Series 17X, Class E, 5.95%, 1/15/30 (b)		1,096	1,255,707
BlueMountain Fuji EUR CLO II DAC, Series 2017-2X, Class E, 5.45%, 7/15/30 (b)		438	482,663
Carlyle Global Market Strategies Euro CLO, Series 2015-3X, Class D, 5.55%, 1/15/29 (b)		400	454,994
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, 5.90%, 1/24/28 (b)		1,700	1,943,962
Series 4X, Class F, 6.50%, 1/24/28 (b)		2,100	2,377,581
Series 4X, Class SUB, 0.00%, 1/24/28 (b)		10,200	10,717,028
CVC Cordatus Loan Fund VII DAC, Series 7X, Class E, 7.00%, 8/15/29 (b)		1,120	1,316,134
CVC Cordatus Loan Fund VIII DAC:
Series 8X, Class E, 5.70%, 4/23/30 (b)(c)		700	799,507
Series 8X, Class F, 7.65%, 4/23/20 (b)		500	578,423
Harvest CLO XVI DAC, Series 16X, Class E, 6.40%, 10/15/29 (b)		880	1,013,484
Oak Hill European Credit Partners IV Designated Activity Co., Series 2015-4X, Class F, 6.65%, 1/20/30 (b)		1,730	1,935,813
OCP Euro DAC, Series 2017-1X, Class E, 5.35%, 6/18/30 (b)(c)		400	435,251
St. Paul’s CLO VI DAC, Series 6X, Class D, 6.50%, 7/22/29 (b)(c)		1,410	1,623,838

			48,626,447

Asset-Backed Securities		Par (000)	Value
Italy — 0.0%
Asset-Backed European Securitisation Transaction Ten Srl, Series 10, Class A, 0.18%, 12/10/28 (b)	USD	2,634	$3,012,117
Netherlands — 0.1%
ALME Loan Funding V BV, Series 5X, Class E, 6.00%, 7/15/29 (b)		2,195	2,516,437
Ares European CLO VIII BV, Series 8X, Class E, 6.35%, 2/17/30 (b)		544	629,789
Cairn CLO VI BV, Series 2016-6X, Class E, 6.25%, 7/25/29 (b)		1,100	1,269,950
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, 5.75%, 1/15/30 (b)		780	892,980
Euro-Galaxy IV CLO BV:
Series 2015-4X, Class D, 3.35%, 7/30/28 (b)		2,625	2,998,229
Series 2015-4X, Class E, 4.50%, 7/30/28 (b)		3,185	3,635,674
Series 2015-4X, Class F, 6.25%, 7/30/28 (b)		1,590	1,814,152
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, 6.30%, 11/10/30 (b)		800	934,501
Jubilee CDO VIII BV, Series VIII-X, Class SUB, 4.77%, 1/15/24 (b)		5,820	3,083,982
North Westerly CLO IV BV, Series IV-X, Class A-1, 1.22%, 1/15/26 (b)		15,800	18,047,776
OZLME BV, Series 1X, Class E, 6.45%, 1/18/30 (b)	EUR	950	1,091,465

			36,914,935
Portugal — 0.1%
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.98%, 2/16/18		6,377	7,354,032
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta IV, Series 4, Class SNR, 2.42%, 2/12/21		18,053	21,268,512

			28,622,544
United Kingdom — 0.1%
E-CARAT 5 PLC, Series 5, Class B, 1.20%, 4/18/23 (b)	GBP	5,900	7,639,467
Marketplace Originated Consumer Assets PLC, Series 2016-1, Class B, 3.15%, 10/20/24 (b)		542	708,027
Motor 2016-1 PLC:
Series 2016-1, Class C, 3.75%, 11/25/25		6,720	8,912,448
Series 2016-1, Class D, 4.25%, 11/25/25		1,325	1,759,753
Series 2016-1, Class E, 5.25%, 11/25/25		1,112	1,487,478
Newday Funding PLC:
Series 2017-1, Class C, 0.00%, 7/15/20 (b)		3,800	4,961,307
Series 2017-1, Class D, 0.00%, 7/15/20 (b)		3,900	5,093,865
PCL Funding II PLC:
Series 2017-1, Class B, 2.00%, 6/15/20 (b)		904	1,179,775
Series 2017-1, Class C, 2.50%, 6/15/20 (b)		556	725,614

			32,467,734
United States — 7.9%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, 1.56%, 4/25/36 (b)	USD	14,870	7,727,115

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United States (continued)
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, 1.35%, 5/25/37 (b)	USD	9,083	$2,922,558
ACE Securities Corp. Manufactured Housing Trust, Series 2003-MH1, Class B2, 0.00%, 8/15/30 (a)(c)(d)		5,539	4,296,785
Ajax Mortgage Loan Trust:
Series 2016-1, Class A, 4.25%, 7/25/47 (a)(e)		7,587	7,528,143
Series 2016-B, Class A, 4.00%, 9/25/65 (a)(e)		9,470	9,453,734
Series 2016-C, Class A, 4.00%, 10/25/57 (a)(e)		6,568	6,540,606
AJAX Mortgage Loan Trust, Series 2017-A, Class A, 3.47%, 4/25/57 (a)(e)		29,744	29,690,174
ALM XI Ltd.:
Series 2014-11A, Class A1R, 2.23%, 10/17/26 (a)(b)(c)		46,509	46,509,000
Series 2014-11A, Class D, 5.96%, 10/17/26 (a)(b)		1,000	978,161
ALM XVII Ltd., Series 2015-17A, Class C1, 5.31%, 1/15/28 (a)(b)		2,530	2,555,620
American Homes 4 Rent, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (a)		8,624	9,563,277
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 1.70%, 5/25/35 (b)(c)		10,881	8,269,677
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		3,878	3,850,862
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		4,958	5,019,199
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (b)		8,475	6,664,109
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, 2.22%, 5/28/39 (a)(b)		35,744	27,971,341
Series 2005-E, Class A1, 2.04%, 12/28/40 (a)(b)		5,157	4,546,059
BCMSC Trust:
Series 1999-A, Class M1, 6.79%, 3/15/29 (b)		1,867	1,598,591
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		7,777	3,305,096
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		7,219	3,170,899
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		12,361	5,746,586
Bear Stearns Asset-Backed Securities I Trust:
Series 2004-HE7, Class M2, 2.94%, 8/25/34 (b)		1,294	1,283,480
Series 2006-EC2, Class M2, 1.64%, 2/25/36 (b)		2,709	2,453,057
Series 2006-HE1, Class 1M4, 1.90%, 12/25/35 (b)		5,409	5,829,155
Series 2006-HE7, Class 1A2, 1.39%, 9/25/36 (b)		8,479	8,921,577
Series 2006-HE9, Class 2A, 1.36%, 11/25/36 (b)		17,375	15,948,870
Series 2007-AQ2, Class A2, 1.39%, 1/25/37 (b)		7,013	6,923,359
Series 2007-FS1, Class 1A3, 1.39%, 5/25/35 (b)		5,444	5,446,910
Series 2007-HE1, Class 21A2, 1.38%, 1/25/37 (b)		4,393	4,109,346
Series 2007-HE2, Class 1A4, 1.54%, 3/25/37 (b)		2,932	2,045,346

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2007-HE2, Class 22A, 1.36%, 3/25/37 (b)	USD	5,420	$5,083,511
Series 2007-HE2, Class 23A, 1.36%, 3/25/37 (b)		10,384	9,723,467
Series 2007-HE3, Class 1A4, 1.57%, 4/25/37 (b)		19,739	12,737,581
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 2.42%, 1/25/36 (b)		2,239	2,152,794
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, 2.42%, 12/25/36 (a)(b)		5,370	5,156,145
Canyon Capital CLO Ltd.:
Series 2006-1A, Class A1, 1.50%, 12/15/20 (a)(b)		3,235	3,221,767
Series 2006-1A, Class C, 1.95%, 12/15/20 (a)(b)		1,000	989,692
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class CR, 5.26%, 10/14/28 (a)(b)		9,300	9,353,954
Series 2013-1A, Class D, 6.68%, 2/14/25 (a)(b)		500	501,296
Series 2014-1A, Class CR, 3.91%, 4/17/25 (a)(b)		2,340	2,349,535
Series 2015-1A, Class C, 4.31%, 4/20/27 (a)(b)		765	765,065
Series 2015-1A, Class D, 4.91%, 4/20/27 (a)(b)		2,475	2,479,317
Series 2015-1A, Class E1, 6.46%, 4/20/27 (a)(b)		2,265	2,232,761
Series 2015-2A, Class C, 4.92%, 4/27/27 (a)(b)		750	751,307
Series 2015-2A, Class D, 6.47%, 4/27/27 (a)(b)		1,220	1,205,813
Series 2015-3A, Class D, 6.87%, 7/28/28 (a)(b)		2,070	2,068,588
Carlyle Global Market Strategies Euro CLO, Series 2015-2X, Class E, 6.50%, 9/21/29 (b)	EUR	740	823,754
Carrington Mortgage Loan Trust:
Series 2005-FRE1, Class M1, 1.69%, 12/25/35 (b)	USD	6,172	5,942,545
Series 2006-FRE1, Class A4, 1.47%, 4/25/36 (b)		9,244	7,261,854
Series 2006-FRE2, Class A2, 1.34%, 10/25/36 (b)		4,495	2,909,250
Series 2006-FRE2, Class A3, 1.38%, 10/25/36 (b)		12,353	8,035,442
Series 2006-FRE2, Class A5, 1.30%, 10/25/36 (b)		5,273	3,395,031
Series 2006-NC1, Class M2, 1.64%, 1/25/36 (b)		1,620	885,630
Series 2006-NC2, Class A3, 1.37%, 6/25/36 (b)		2,874	2,781,622
Series 2006-NC3, Class A4, 1.46%, 8/25/36 (b)		9,267	5,759,856
Series 2006-NC4, Class A3, 1.38%, 10/25/36 (b)		3,740	3,190,246
Series 2006-NC5, Class A3, 1.37%, 1/25/37 (b)		2,500	1,825,021
Series 2006-NC5, Class A5, 1.28%, 1/25/37 (b)		1,301	1,142,080
Series 2007-HE1, Class A2, 1.37%, 6/25/37 (b)		4,131	3,886,089
Series 2007-RFC1, Class A4, 1.44%, 10/25/36 (b)		5,940	3,972,730

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	39

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United States (continued)
C-BASS Trust:
Series 2006-CB7, Class A4, 1.38%, 10/25/36 (b)	USD	2,220	$1,579,385
Series 2006-CB9, Class A2, 1.33%, 11/25/36 (b)		4,020	2,323,683
Series 2006-CB9, Class A4, 1.45%, 11/25/36 (b)		668	394,173
Series 2007-CB1, Class AF2, 3.77%, 1/25/37 (e)		19,880	9,916,781
Series 2007-CB1, Class AF4, 3.77%, 1/25/37 (e)		1,357	676,496
Series 2007-CB5, Class A2, 1.39%, 4/25/37 (b)		3,428	2,573,159
CHLUPA Trust:
Series 2013-VM, Class A, 3.33%, 8/15/20 (a)(c)		312	311,961
Series 2014-HD, Class A, 2.92%, 2/15/21 (a)(c)		1,740	1,733,142
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.30%, 6/25/37 (e)		7,650	7,410,510
Citigroup Mortgage Loan Trust:
Series 2007-AHL2, Class A3B, 1.22%, 5/25/37 (b)		21,373	15,958,737
Series 2007-AHL2, Class A3C, 1.29%, 5/25/37 (b)		9,709	7,300,869
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 9/01/29 (b)		4,754	2,687,986
Series 2000-4, Class A5, 7.97%, 5/01/32		16,584	8,777,429
Series 2000-4, Class A6, 8.31%, 5/01/32 (b)		5,856	3,228,331
Series 2000-5, Class A6, 7.96%, 5/01/31		7,276	5,016,361
Series 2000-5, Class A7, 8.20%, 5/01/31		13,249	9,368,836
Conseco Financial Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28 (b)		3,832	2,990,518
Series 1997-3, Class M1, 7.53%, 3/15/28 (b)		7,432	7,368,557
Series 1997-6, Class M1, 7.21%, 1/15/29 (b)		6,203	6,073,084
Series 1998-4, Class M1, 6.83%, 4/01/30 (b)		1,023	880,768
Series 1998-6, Class M1, 6.63%, 6/01/30 (b)		3,096	2,839,876
Series 1998-8, Class A1, 6.28%, 9/01/30		5,282	5,541,883
Series 1998-8, Class M1, 6.98%, 9/01/30 (b)		8,156	6,706,931
Series 1999-5, Class A5, 7.86%, 3/01/30 (b)		5,377	4,258,475
Series 1999-5, Class A6, 7.50%, 3/01/30 (b)		3,937	3,020,645
Countrywide Asset-Backed Certificates:
Series 2006-11, Class 3AV2, 1.38%, 9/25/46 (b)		1,142	1,112,681
Series 2006-S3, Class A3, 6.40%, 6/25/21 (e)		1,054	1,215,504
Series 2006-S3, Class A4, 6.40%, 1/25/29 (e)		2,538	2,537,579
Series 2007-S3, Class A3, 1.60%, 5/25/37 (b)		11,841	10,111,278
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (a)		13,514	12,665,747

Asset-Backed Securities		Par (000)	Value
United States (continued)
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.40%, 12/25/36 (e)	USD	1,806	$1,439,339
Series 2006-MH1, Class B1, 6.25%, 10/25/36 (a)(e)		2,397	2,475,037
Series 2006-SL1, Class A2, 5.56%, 9/25/36 (a)(e)		14,522	3,377,714
Series 2007-CB6, Class A4, 1.56%, 7/25/37 (a)(b)		2,719	1,811,191
Series 2007-RP1, Class A, 1.53%, 5/25/46 (a)(b)		5,578	4,617,090
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, 1.43%, 3/15/34 (b)		1,354	1,090,955
CWHEQ Home Equity Loan Trust:
Series 2006-S2, Class A3, 5.84%, 7/25/27		1,232	1,449,310
Series 2006-S5, Class A4, 5.84%, 6/25/35		3,956	4,129,919
Series 2006-S5, Class A5, 6.16%, 6/25/35		3,193	3,200,150
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		4,035	4,005,708
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, 1.29%, 12/15/33 (a)(b)(c)		119	103,241
Series 2006-RES, Class 5B1B, 1.18%, 5/15/35 (a)(b)(c)		1,529	1,299,900
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 1.34%, 5/15/35 (b)		5,018	4,344,099
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		39,031	39,641,164
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 2.60%, 7/20/22 (a)		5,500	5,523,653
First Franklin Mortgage Loan Trust:
Series 2004-FFH3, Class M3, 2.27%, 10/25/34 (b)		2,818	2,431,444
Series 2006-FF16, Class 2A4, 1.43%, 12/25/36 (b)		8,199	5,075,903
Series 2006-FF5, Class 2A3, 1.38%, 4/25/36 (b)		4,221	3,853,680
FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.55%, 3/09/47 (a)		2,939	2,938,371
Fremont Home Loan Trust, Series 2006-3, Class 2A3, 1.39%, 2/25/37 (b)		7,857	4,417,573
GCAT LLC, Series 2017-4, Class A1, 3.23%, 5/25/22 (a)(e)		14,660	14,629,989
GE-WMC Asset-Backed Pass-Through Certificates:
Series 2005-2, Class A2C, 1.47%, 12/25/35 (b)		2,043	1,967,807
Series 2005-2, Class M1, 1.66%, 12/25/35 (b)		14,115	7,964,444
GE-WMC Mortgage Securities Trust:
Series 2006-1, Class A2B, 1.17%, 8/25/36 (b)		59,110	37,519,436
Series 2006-1, Class A2C, 1.46%, 8/25/36 (b)		1,475	952,853
Greenpoint Manufactured Housing:
Series 1999-5, Class M1B, 8.29%, 12/15/29 (b)		3,550	3,829,558
Series 1999-5, Class M2, 9.23%, 12/15/29 (b)		4,615	3,932,463

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United States (continued)
GSAA Home Equity Trust, Series 2007-4, Class A3B, 1.57%, 3/25/37 (b)	USD	9,491	$1,338,355
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 3/25/37 (b)		1,852	821,668
GSAMP Trust:
Series 2006-FM2, Class A2B, 1.34%, 9/25/36 (b)		10,487	4,772,090
Series 2007-H1, Class A1B, 1.42%, 1/25/47 (b)		4,858	3,157,324
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, 3.24%, 7/25/34 (b)		2,409	2,427,823
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (e)		12,808	5,390,717
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 1.88%, 4/15/36 (b)		7,148	6,550,553
Hyundai Auto Receivables Trust, Series 2013-B, Class CERT, 0.00%, 9/16/19 (c)		4,399	1,788,748
Invitation Homes Trust:
Series 2014-SFR2, Class A, 2.31%, 9/17/31 (a)(b)		5,933	5,943,652
Series 2014-SFR2, Class C, 3.41%, 9/17/31 (a)(b)		4,830	4,844,823
Series 2014-SFR2, Class E, 4.62%, 9/17/31 (a)(b)		4,960	4,983,901
Series 2014-SFR3, Class D, 4.21%, 12/17/31 (a)(b)		660	661,686
Series 2015-SFR1, Class E, 5.41%, 3/17/32 (a)(b)		3,266	3,288,110
Series 2015-SFR3, Class E, 4.74%, 8/17/32 (a)(b)		4,685	4,753,869
Irwin Home Equity Loan Trust, Series 2006-P1, Class 1A, 1.30%, 12/25/36 (a)(b)		783	702,196
JPMorgan Mortgage Acquisition Trust:
Series 2006-CW1, Class M1, 1.49%, 5/25/36 (b)		3,380	2,826,710
Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (e)		3,469	1,960,065
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (e)		3,579	2,020,566
Series 2006-WF1, Class A6, 6.00%, 7/25/36 (e)		2,633	1,487,316
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (b)		19,863	21,253,388
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)		3,052	2,115,825
Series 2002-A, Class C, 0.00%, 6/15/33 (b)		1,660	1,280,306
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, 1.31%, 6/25/37 (a)(b)		1,713	1,072,580
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 1/22/24 (a)		39,450	39,441,925
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)(c)		24,645	24,256,192
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, 1.44%, 2/25/36 (b)		5,308	4,815,431
Series 2006-10, Class 2A2, 1.33%, 11/25/36 (b)		1,858	902,867
Series 2006-10, Class 2A3, 1.38%, 11/25/36 (b)		18,978	9,294,071
Series 2006-10, Class 2A4, 1.44%, 11/25/36 (b)		10,163	5,023,736
Series 2006-2, Class 2A3, 1.41%, 3/25/46 (b)		68,362	34,093,926

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2006-2, Class 2A4, 1.51%, 3/25/46 (b)	USD	14,570	$7,413,643
Series 2006-3, Class 2A3, 1.40%, 5/25/46 (b)		14,799	6,734,323
Series 2006-3, Class 2A4, 1.49%, 5/25/46 (b)		5,192	2,411,065
Series 2006-4, Class 2A4, 1.48%, 5/25/36 (b)		7,812	3,690,515
Series 2006-5, Class 2A3, 1.37%, 6/25/36 (b)		5,369	2,844,518
Series 2006-9, Class 2A3, 1.38%, 10/25/36 (b)		14,626	6,280,655
Series 2006-9, Class 2A4, 1.45%, 10/25/36 (b)		6,550	2,839,924
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, 4.47%, 3/25/32 (b)		4,980	5,131,846
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, 1.48%, 6/25/36 (a)(b)		6,526	4,423,358
Series 2006-HE2, Class A3, 1.37%, 6/25/36 (b)		5,738	3,184,362
Series 2007-HE1, Class A4, 1.50%, 5/25/37 (b)		5,000	3,131,180
MASTR Specialized Loan Trust, Series 2006-3, Class A, 1.48%, 6/25/46 (a)(b)		2,349	2,195,128
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 1.46%, 5/25/37 (b)		4,905	3,049,476
Merrill Lynch Mortgage Investors Trust:
Series 2006-OPT1, Class M1, 1.48%, 8/25/37 (b)		1,631	461,319
Series 2006-RM3, Class A2B, 1.31%, 6/25/37 (b)		3,348	1,026,254
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE5, Class M4, 2.09%, 9/25/35 (b)		12,627	5,616,088
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, 1.33%, 11/25/36 (b)		3,953	1,987,511
Morgan Stanley Mortgage Loan Trust:
Series 2006-15XS, Class A2B, 5.51%, 11/25/36 (e)		8,710	4,588,560
Series 2007-9SL, Class A, 1.54%, 7/25/37 (b)		4,895	4,378,099
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, 1.40%, 6/25/37 (b)		1,318	1,257,929
Navient Private Education Loan Trust:
Series 2014-AA, Class B, 3.50%, 8/15/44 (a)		14,970	14,321,468
Series 2014-CTA, Class B, 2.91%, 10/17/44 (a)(b)		21,595	20,705,476
Series 2015-AA, Class B, 3.50%, 12/15/44 (a)		10,722	10,576,811
Series 2015-CA, Class B, 3.25%, 5/15/40 (a)		6,130	6,201,226
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)(b)		7,740	7,030,864
NextGear Floorplan Master Owner Trust:
Series 2014-1A, Class B, 2.61%, 10/15/19 (a)		3,240	3,237,702
Series 2015-1A, Class B, 2.74%, 7/15/19 (a)(b)		4,790	4,790,218
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, 1.62%, 10/25/36 (a)(b)		700	624,147

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	41

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United States (continued)
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 1/15/19 (b)	USD	3,063	$2,341,087
Series 2001-D, Class A4, 6.93%, 9/15/31 (b)(c)		2,505	2,175,749
OHA Loan Funding LLC:
Series 2014-1A, Class A1R, 2.31%, 10/20/26 (a)(b)		5,948	5,951,382
Series 2014-1A, Class E, 7.75%, 10/20/26 (a)		4,000	4,016,472
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		4,636	4,637,465
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		38,792	38,830,912
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		6,369	6,377,742
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		19,210	19,286,502
Series 2014-2A, Class C, 4.33%, 9/18/24 (a)		14,745	14,774,406
Series 2014-2A, Class D, 5.31%, 9/18/24 (a)		51,635	52,035,842
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		21,760	21,976,893
Series 2015-1A, Class C, 5.12%, 3/18/26 (a)		11,400	11,669,558
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)		31,720	31,755,320
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		22,816	22,761,760
Series 2015-2A, Class C, 4.32%, 7/18/25 (a)		32,030	32,024,148
Series 2015-2A, Class D, 5.64%, 7/18/25 (a)		9,180	9,187,658
Series 2015-3A, Class C, 5.82%, 11/20/28 (a)		14,420	14,213,997
Series 2016-1A, Class A, 3.66%, 2/20/29 (a)		1,730	1,770,474
Series 2016-2A, Class A, 4.10%, 3/20/28 (a)		9,296	9,482,835
Onemain Financial Issuance Trust 2016-1, 4.57%, 2/20/29 (a)		2,740	2,835,036
Option One Mortgage Loan Trust, Series 2007-CP1, Class 2A3, 1.43%, 3/25/37 (b)		6,755	4,426,969
Origen Manufactured Housing Contract Trust, Series 2001-A, Class M1, 7.82%, 3/15/32 (b)		4,789	4,720,537
Ownit Mortgage Loan Trust Series, Series 2006-2, Class A2C, 6.00%, 1/25/37 (e)		5,324	4,941,295
Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, 4.25%, 1/25/22 (a)(c)(e)		1,985	1,984,831
Pretium Mortgage Credit Partners I LLC:
Series 2016-NPL6, Class A1, 3.50%, 10/27/31 (a)(e)		10,763	10,761,275
Series 2017-NPL2, Class A1, 3.25%, 3/28/57 (a)(e)		37,386	37,445,122
Series 2017-NPL3, Class A1, 3.25%, 6/29/32 (a)(e)		29,760	29,760,000
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		9,723	9,773,581
Series 2015-SFR3, Class F, 6.64%, 11/12/32 (a)		2,110	2,194,215
Series 2016-SFR1, Class A, 2.71%, 9/17/33 (a)(b)		4,490	4,565,923

Asset-Backed Securities		Par (000)		Value
United States (continued)
Series 2016-SFR1, Class E, 5.06%, 9/17/33 (a)(b)	USD	8,870		$9,256,948
Series 2016-SFR2, Class E, 4.72%, 1/17/34 (a)(b)		4,910		5,117,958
RCO Mortgage LLC, Series 2015-NQM1, Class A, 4.52%, 11/25/45 (a)(b)		2,428		2,428,671
SACO I Trust, Series 2006-9, Class A1, 1.52%, 8/25/36 (b)		3,645		5,704,690
Santander Drive Auto Receivables Trust, Series 2012-AA, Class Cert, 0.00%, 12/16/19 (a)(c)		—	(f)	1,457,625
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, 1.37%, 4/25/37 (a)(b)		3,590		3,413,683
SG Mortgage Securities Trust:
Series 2006-FRE2, Class A2C, 1.18%, 7/25/36 (b)		2,792		1,015,265
Series 2006-OPT2, Class A3D, 1.43%, 10/25/36 (b)		4,623		3,053,428
SLC Private Student Loan Trust:
Series 2006-A, Class A5, 1.33%, 7/15/36 (b)		1,247		1,247,097
Series 2006-A, Class C, 1.61%, 7/15/36 (b)		9,086		8,451,409
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 1.65%, 3/15/22 (b)		582		581,780
Series 2004-A, Class A3, 1.65%, 6/15/33 (b)		27,233		26,402,485
Series 2004-B, Class A3, 1.58%, 3/15/24 (b)		40,556		39,596,993
Series 2006-A, Class A4, 1.44%, 12/15/23 (b)		5,156		5,139,676
Series 2006-B, Class A5, 1.52%, 12/15/39 (b)		3,556		3,399,708
Series 2006-C, Class A4, 1.42%, 3/15/23 (b)		142		142,006
Series 2007-A, Class A2, 1.37%, 9/15/25 (b)		494		494,319
Series 2007-A, Class A3, 1.42%, 12/15/26 (b)		7,225		7,206,889
SLM Private Education Loan Trust:
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		17,440		17,225,818
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		15,415		15,513,152
Series 2013-C, Class B, 3.50%, 6/15/44 (a)(b)		19,840		20,170,649
Series 2014-A, Class B, 3.50%, 11/15/44 (a)		16,505		16,734,812
SMB Private Education Loan Trust:
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		15,900		15,695,642
Series 2015-C, Class B, 3.50%, 9/15/43 (a)		13,620		13,409,018
Series 2015-C, Class C, 4.50%, 9/17/46 (a)		24,880		25,142,902
SolarCity LMC Series IV LLC, Series 2015-1, Class B, 5.58%, 8/21/45 (a)(c)		11,370		11,239,245
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 2.01%, 1/25/35 (b)		494		468,588
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (a)		52,198		52,505,761
Springleaf Funding Trust:
Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		46,465		46,885,257

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2015-AA, Class B, 3.62%, 11/15/24 (a)	USD	29,600	$29,847,423
Series 2015-AA, Class D, 6.31%, 11/15/24 (a)		1,500	1,527,018
Series 2016-AA, Class A, 2.90%, 11/15/29 (a)		18,963	19,053,844
Series 2016-AA, Class B, 3.80%, 11/15/29 (a)		1,660	1,685,138
Stanwich Mortgage Loan Co. LLC:
Series 2016-NPL2, Class NOTE, 3.72%, 8/16/46 (a)(c)(e)		8,928	8,917,261
Series 2017-NPB1, Class A1, 3.60%, 5/17/22 (a)(c)(e)		50,375	50,375,000
Tricon American Homes Trust, Series 2015-SFR1, Class A, 2.42%, 5/17/32 (a)(b)		4,645	4,670,631
U.S. Residential Opportunity Fund II Trust:
Series 2016-1II, Class A, 3.47%, 7/27/36 (a)(e)		3,812	3,790,197
Series 2016-2II, Class A, 3.47%, 8/27/36 (a)(e)		18,267	18,176,012
Series 2016-3II, Class A, 3.60%, 10/27/36 (a)(e)		6,486	6,514,293
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36 (a)(e)		21,818	21,967,369
Series 2016-2III, Class A, 3.47%, 8/27/36 (a)(e)		47,694	47,460,090
Series 2016-3III, Class A, 3.60%, 10/27/36 (a)(e)		31,298	31,161,520
U.S. Residential Opportunity Fund IV Trust:
Series 2016-1IV, Class A, 3.47%, 7/27/36 (a)(e)		36,701	36,796,263
Series 2016-2IV, Class A, 3.47%, 8/27/36 (a)(e)		28,892	28,750,612
Series 2016-3IV, Class A, 3.60%, 10/27/36 (a)(e)		15,625	15,694,894
Velocity Commercial Capital Loan Trust:
Series 2017-1, Class AFL, 2.47%, 5/25/47 (a)(b)		11,990	12,090,884
Series 2017-1, Class M1, 3.55%, 5/25/47 (a)(b)		1,120	1,139,379
Series 2017-1, Class M2, 4.45%, 5/25/47 (a)(b)		1,110	1,110,617
Series 2017-1, Class M3, 5.35%, 5/25/47 (a)(b)		1,110	1,128,795
VOLT LIX LLC, Series 2017-NPL6, Class A1, 3.25%, 5/25/47 (a)(e)		31,869	31,908,494
VOLT LX LLC, Series 2017-NPL7, Class A1, 3.25%, 4/25/59 (a)(e)		37,980	37,946,084
VOLT LXI LLC, Series 2017-NPL8, Class A1, 3.13%, 6/25/47 (a)(c)(e)		14,850	14,850,000
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 1.35%, 7/25/37 (a)(b)		10,765	9,946,039
Washington Mutual Asset-Backed Certificates, Series 2006-HE4, Class 2A2, 1.40%, 9/25/36 (b)		18,455	8,739,828
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE5, Class 1A, 1.37%, 10/25/36 (b)		7,447	6,114,117
Series 2006-HE5, Class 2A2, 1.40%, 10/25/36 (b)		23,302	11,868,482
Series 2007-HE2, Class 2A2, 1.24%, 2/25/37 (b)		17,044	7,008,390
World Financial Network Credit Card Master Trust:
Series 2012-C, Class C, 4.55%, 8/15/22		6,229	6,373,741

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2012-C, Class M, 3.32%, 8/15/22	USD	2,270	$2,304,699
Series 2012-D, Class B, 3.34%, 4/17/23		4,080	4,149,483
Series 2012-D, Class M, 3.09%, 4/17/23		2,525	2,562,682
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (a)(c)(e)		4,992	5,104,288

			2,289,973,902
Total Asset-Backed Securities — 14.3%			4,165,634,132

Common Stocks		Shares	Value
Canada — 0.0%
Northern Graphite Corp. (g)		435,208	100,680
China — 0.1%
Guotai Junan Securities Co. Ltd. (g)		4,833,600	10,103,728
JD.com, Inc. — ADR (g)		130,300	5,110,366

			15,214,094
Germany — 0.0%
Aroundtown Property Holdings PLC		2,160,479	11,753,397
Italy — 0.0%
Telecom Italia SpA (g)		1,441,206	1,333,367
Luxembourg — 0.0%
Concrete Investment I SCA (c)(g)(h)		72,402	930,309
Concrete Investment II SCA (c)(g)(h)		24,318	—

			930,309
Singapore — 0.0%
Broadcom Ltd.		12,800	2,983,040
United Kingdom — 0.0%
Sky PLC		110,987	1,437,415
United States — 0.9%
Altice USA, Inc., Class A (g)		44,000	1,421,200
AMC Networks, Inc., Class A (g)		211,750	11,309,568
Analog Devices, Inc.		36,300	2,824,140
Bank of America Corp.		1,047,988	25,424,189
C&J Energy Services, Inc. (g)		324,087	11,106,461
Citigroup, Inc.		266,272	17,808,271
Concho Resources, Inc. (g)		101,912	12,385,365
Delta Air Lines, Inc. (i)		313,354	16,839,644
Energen Corp. (g)		277,555	13,702,890
Goldman Sachs Group, Inc.		30,616	6,793,690
JPMorgan Chase & Co. (i)		211,888	19,366,563
Lam Research Corp.		18,879	2,670,057
Matador Resources Co. (g)		479,752	10,252,300
MGIC Investment Corp. (g)		912,970	10,225,264
Microchip Technology, Inc.		37,800	2,917,404
Micron Technology, Inc. (g)		162,978	4,866,523
Morgan Stanley		121,277	5,404,103
ON Semiconductor Corp. (g)		567,796	7,971,856
Pioneer Natural Resources Co.		67,639	10,793,832
QUALCOMM, Inc.		107,500	5,936,150
United Continental Holdings, Inc. (g)(i)		149,801	11,272,525
United States Steel Corp.		130,000	2,878,200
UnitedHealth Group, Inc.		15,879	2,944,284
Vantage Drilling Co. (g)		1,556,671	28,020
Wells Fargo & Co.		165,908	9,192,962
Whole Foods Market, Inc.		73,771	3,106,497

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	43

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Common Stocks		Shares	Value
United States (continued)
Williams-Sonoma, Inc. (i)		346,255	$16,793,368

			246,235,326
Total Common Stocks — 1.0%			279,987,628

Corporate Bonds		Par (000)
Argentina — 0.3%
Aeropuertos Argentina 2000 SA, 6.88%, 2/01/27 (a)	USD	5,000	5,175,650
Arcor SAIC, 6.00%, 7/06/23 (a)		6,025	6,401,563
Cablevision SA, 6.50%, 6/15/21 (a)		5,000	5,300,000
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 7/20/23 (a)		718	744,358
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (a)		12,475	13,628,937
Genneia SA, 8.75%, 1/20/22 (a)		5,000	5,316,600
Pampa Energia SA, 7.50%, 1/24/27 (a)		10,000	10,435,600
Stoneway Capital Corp., 10.00%, 3/01/27 (a)		15,000	15,829,800
Tarjeta Naranja SA, 22.44%, 4/11/22 (a)(b)		16,330	16,738,250

			79,570,758
Australia — 0.2%
Cromwell SPV Finance Property Ltd., 2.00%, 2/04/20 (j)	EUR	8,200	9,248,578
QBE Insurance Group Ltd., 5.88%, 6/17/46 (b)	USD	2,817	2,994,209
Virgin Australia Holdings Ltd., 7.88%, 10/15/21		13,250	13,829,687
Westpac Banking Corp., 2.15%, 3/06/20		35,861	35,931,144

			62,003,618
Austria — 0.1%
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 8.13%, 10/30/23	EUR	11,500	17,469,219
Raiffeisen Bank International AG:
6.63%, 5/18/21		1,300	1,735,358
4.50%, 2/21/25 (b)		10,600	12,737,579

			31,942,156
Belgium — 0.2%
AG Insurance SA, 3.50%, 6/30/47 (b)		1,500	1,798,890
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/01/26	USD	35,720	36,801,244
Anheuser-Busch InBev SA/NV, 2.00%, 3/17/28	EUR	2,800	3,339,331
Nyrstar Netherlands Holdings BV, 6.88%, 3/15/24		600	693,611
Nyrstar NV, 4.25%, 9/25/18 (j)		1,400	1,626,996

			44,260,072
Brazil — 0.2%
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (a)	USD	3,707	3,763,346
Minerva Luxembourg SA, 6.50%, 9/20/26 (a)		10,938	10,650,877
Raizen Fuels Finance SA, 5.30%, 1/20/27 (a)		5,000	5,068,750
Rumo Luxembourg S.à r.l., 7.38%, 2/09/24 (a)		15,000	15,406,500
Suzano Austria GmbH, 5.75%, 7/14/26 (a)		7,190	7,441,650
Suzano Trading Ltd., 5.88%, 1/23/21 (a)		6,980	7,398,800

			49,729,923
Canada — 0.7%
Air Canada Pass-Through Trust, Series 2015-2, Class B, 5.00%, 12/15/23 (a)		13,845	14,433,164

Corporate Bonds		Par (000)	Value
Canada (continued)
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)	USD	11,745	$12,170,756
Canadian International Oil Corp., 9.00%, 7/10/22		40,000	38,800,000
Canadian Natural Resources Ltd.:
2.95%, 1/15/23		5,350	5,307,366
3.85%, 6/01/27		7,050	6,992,881
Canbriam Energy, Inc., 9.75%, 11/15/19 (a)		29,906	31,102,240
Cenovus Energy, Inc., 5.25%, 6/15/37 (a)		20,506	19,150,902
Enbridge, Inc.:
2.90%, 7/15/22		3,970	3,962,060
3.70%, 7/15/27		23,910	23,892,307
Kinross Gold Corp., 4.50%, 7/15/27 (a)		10,425	10,398,937
Manulife Financial Corp., 4.06%, 2/24/32 (b)		24,330	24,546,926

			190,757,539
Chile — 0.1%
Celeo Redes Operacion Chile SA, 5.20%, 6/22/47 (a)		25,865	26,188,313
GeoPark Latin America Ltd. Agencia en Chile, 7.50%, 2/11/20 (a)		5,000	5,062,500
GNL Quintero SA:
4.63%, 7/31/29 (a)		856	888,100
4.63%, 7/31/29		5,202	5,397,075

			37,535,988
China — 1.1%
Baidu, Inc.:
2.88%, 7/06/22		5,110	5,083,842
4.13%, 6/30/25		3,000	3,128,079
Baosteel Hong Kong Investment Co. Ltd., 0.00%, 12/01/18 (d)(j)		5,000	5,098,750
China City Construction International Co. Ltd., 5.35%, 7/03/17 (c)(g)(k)	CNH	3,072	294,513
China Evergrande Group:
7.00%, 3/23/20	USD	7,990	8,100,869
8.25%, 3/23/22		2,739	2,801,619
7.50%, 6/28/23		4,205	4,075,322
8.75%, 6/28/25		9,528	9,310,304
China Reinsurance Finance Corp. Ltd., 3.38%, 3/09/22		13,838	13,658,521
China Singyes Solar Technologies Holdings Ltd.:
7.95%, 2/15/19		5,850	5,915,520
5.00%, 8/08/19 (j)	CNY	4,000	583,819
China Yangtze Power International BVI 1 Ltd., 0.00%, 11/09/21 (d)(j)	USD	14,900	15,339,550
Cosmos Boom Investment Ltd., 0.50%, 6/23/20 (j)		7,400	7,279,750
CRRC Corp Ltd., 0.00%, 2/05/21 (d)(j)		17,000	17,497,250
Ctrip.com International Ltd., 1.25%, 9/15/22 (a)(j)		4,164	4,489,313
Dr Peng Holding HongKong Ltd., 5.05%, 6/01/20		5,065	5,058,917
Dragon Aviation Finance Luxembourg SA, 4.00%, 11/28/22		13,461	13,591,647
Fantasia Holdings Group Co. Ltd., 7.95%, 7/05/22		7,700	7,685,293
Fortune Star BVI Ltd., 5.25%, 3/23/22		5,530	5,412,283
Future Land Development Holdings Ltd., 5.00%, 2/16/20		4,475	4,425,471
FUXIANG Investment Management Ltd., 3.63%, 11/30/19		7,550	7,574,334
Haitian International Holdings Ltd., 2.00%, 2/13/19 (j)		8,000	8,780,000
HC International, Inc., 5.00%, 11/27/19 (j)	HKD	30,000	3,717,603
Hilong Holding Ltd., 7.25%, 6/22/20	USD	4,800	4,583,995

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
China (continued)
Kaisa Group Holdings Ltd., 8.50%, 6/30/22	USD	11,153	$11,210,984
Logan Property Holdings Co. Ltd., 5.25%, 2/23/23		4,100	3,829,839
Prime Bloom Holdings Ltd.:
7.50%, 12/19/19		5,200	5,259,244
6.95%, 7/05/22		13,460	12,719,700
Proven Glory Capital Ltd.:
3.25%, 2/21/22		21,675	21,765,775
4.00%, 2/21/27		12,025	12,074,639
Rock International Investment, Inc., 6.63%, 3/27/20		4,380	4,117,196
Semiconductor Manufacturing International Corp., 0.00%, 7/07/22 (d)(j)		1,250	1,451,875
Shougang Corp., 3.38%, 12/09/19		10,500	10,560,060
Shui On Development Holding Ltd., 7.50% (b)(j)(l)		7,000	7,518,000
Times Property Holdings Ltd., 6.25%, 1/23/20		7,673	7,731,415
Union Life Insurance Co. Ltd., 3.00%, 9/19/21		18,250	17,420,410
West China Cement Ltd., 6.50%, 9/11/19		1,088	1,123,500
Xinyuan Real Estate Co. Ltd., 8.13%, 8/30/19		1,850	1,833,981
Yufu Eternity Ltd., 5.63%, 11/26/17	CNH	16,000	2,346,447
Yuzhou Properties Co. Ltd., 6.00%, 1/25/22	USD	5,150	5,101,116
Zhejiang Expressway Co. Ltd., 0.00%, 4/21/22 (d)(j)	EUR	12,200	14,439,375
Zoomlion HK SPV Co. Ltd., 6.13%, 12/20/22	USD	4,452	4,474,260

			308,464,380
Colombia — 0.0%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 5/10/20		9,766	9,766,000
Cyprus — 0.0%
Volcan Holdings PLC, 4.13%, 4/11/20 (j)	GBP	4,600	5,197,451
Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/29 (a)	USD	5,000	5,418,800
Finland — 0.0%
Stora Enso OYJ, 2.50%, 6/07/27	EUR	625	708,491
France — 0.5%
Altarea SCA, 2.25%, 7/05/24		8,600	9,662,796
Autodis SA:
4.38%, 5/01/22 (b)		375	434,989
4.38%, 5/01/22		550	650,170
Banijay Group SAS, 4.00%, 7/01/22		962	1,117,649
BNP Paribas Cardif SA, 4.03% (b)(l)		2,000	2,437,161
BNP Paribas SA:
2.95%, 5/23/22 (a)	USD	5,045	5,095,233
4.63%, 3/13/27 (a)		31,185	32,884,988
BPCE SA, 3.00%, 5/22/22 (a)		11,940	12,043,842
Burger King France SAS:
5.25%, 5/01/23 (b)	EUR	1,315	1,554,330
6.00%, 5/01/24		1,093	1,326,396
Casino Guichard Perrachon SA:
5.98%, 5/26/21		900	1,213,223
1.87%, 6/13/22		1,200	1,384,343
4.56%, 1/25/23		400	516,455
4.50%, 3/07/24		3,300	4,220,848
3.58%, 2/07/25		1,100	1,319,338
4.05%, 8/05/26		7,000	8,604,210
CMA CGM SA, 7.75%, 1/15/21		900	1,070,339
CNP Assurances, 4.50%, 6/10/47 (b)		1,000	1,266,591
ContourGlobal Power Holdings SA, 5.13%, 6/15/21		675	811,197
Credit Agricole Assurances SA:
4.25% (b)(l)		1,300	1,585,170
4.50% (b)(l)		400	492,839

Corporate Bonds		Par (000)	Value
France (continued)
Faurecia, 3.63%, 6/15/23	EUR	1,200	$1,439,537
Gecina SA, 2.00%, 6/30/32		2,700	3,056,612
Groupama SA, 6.00%, 1/23/27		2,200	2,980,355
HomeVi SAS, 6.88%, 8/15/21		352	417,476
Horizon Holdings I SAS, 7.25%, 8/01/23		1,226	1,483,130
Horizon Parent Holdings S.à r.l., 8.25% (8.25% Cash or 8.25% PIK), 2/15/22 (m)		1,725	2,058,872
La Financiere Atalian SAS, 4.00%, 5/15/24		1,493	1,764,917
Loxam SAS:
3.50%, 4/15/22		435	515,468
3.50%, 5/03/23		800	944,734
4.25%, 4/15/24		807	971,958
6.00%, 4/15/25		402	496,910
NewCo Sab MidCo SASU, 5.38%, 4/15/25		433	517,507
Orange SA:
3.38%, 9/16/22		5,550	7,241,738
1.00%, 5/12/25		1,200	1,371,605
Paprec Holding SA, 5.25%, 4/01/22		976	1,170,478
Rexel SA:
3.50%, 6/15/23		1,466	1,749,743
2.63%, 6/15/24		825	952,878
Safran SA, 0.24%, 6/28/21 (b)		1,200	1,371,962
SFR Group SA:
5.38%, 5/15/22		1,720	2,048,818
6.00%, 5/15/22 (a)	USD	16,800	17,577,000
6.00%, 5/15/22		400	418,500
7.38%, 5/01/26 (a)		7,307	7,928,095
SMCP Group SAS, 5.88%, 5/01/23	EUR	877	1,089,764
SPIE SA, 3.13%, 3/22/24		700	832,574
Tereos Finance Groupe I SA, 4.13%, 6/16/23		1,000	1,163,282
THOM Europe SAS, 7.38%, 7/15/19		475	553,405
Verallia Packaging SASU, 5.13%, 8/01/22		1,225	1,475,389

			153,284,814
Germany — 0.8%
ADLER Real Estate AG, 4.75%, 4/08/20		633	756,182
Aroundtown Property Holdings PLC, 1.50%, 1/18/21 (j)		300	373,055
BMBG Bond Finance SCA, 3.00%, 6/15/21		525	616,838
Deutsche Pfandbriefbank AG, 4.60%, 2/22/27		400	496,596
Deutsche Telekom International Finance BV, 3.60%, 1/19/27 (a)	USD	15,151	15,415,052
Fresenius Finance Ireland PLC:
2.13%, 2/01/27	EUR	860	1,007,029
3.00%, 1/30/32		6,900	8,265,680
FTE Verwaltungs GmbH, 9.00%, 7/15/20		100	119,176
HP Pelzer Holding GmbH, 4.13%, 4/01/24		1,242	1,462,032
IHO Verwaltungs GmbH:
2.75% (2.75% Cash or 3.50% PIK), 9/15/21 (m)		1,825	2,120,822
3.25% (3.25% Cash or 4.00% PIK), 9/15/23 (m)		1,450	1,697,524
3.75% (3.75% Cash or 4.50% PIK), 9/15/26 (m)		650	773,951
JH-Holding Finance SA, 8.25% (8.25% Cash or 10.00% PIK), 12/01/22 (m)		1,021	1,276,020
ProGroup AG:
5.13%, 5/01/22		573	690,710
2.50%, 3/31/24 (b)		527	604,924
RAG-Stiftung, 0.00%, 12/31/18 (d)(j)		2,200	2,555,703
Senvion Holding GmbH, 3.88%, 10/25/22		989	1,149,356
Siemens Financieringsmaatschappij NV:
3.13%, 3/16/24 (a)	USD	22,370	22,724,699
3.40%, 3/16/27 (a)		50,713	51,825,897
thyssenkrupp AG:
2.75%, 3/08/21	EUR	500	602,994
1.38%, 3/03/22		1,725	1,966,903

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	45

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
Germany (continued)
Unitymedia GmbH, 3.75%, 1/15/27	EUR	3,400	$3,961,955
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (a)	USD	29,182	30,275,910
5.75%, 1/15/23	EUR	1,587	1,905,679
4.00%, 1/15/25		3,996	4,809,586
5.00%, 1/15/25 (a)	USD	7,530	7,887,675
4.63%, 2/15/26	EUR	1,200	1,486,644
3.50%, 1/15/27		4,655	5,479,942
6.25%, 1/15/29		1,411	1,826,771
Volkswagen International Finance NV, 1.88%, 3/30/27		12,700	14,486,042
ZF North America Capital, Inc.:
4.50%, 4/29/22 (a)	USD	25,095	26,349,750
2.75%, 4/27/23	EUR	7,100	8,705,703

			223,676,800
Greece — 0.0%
OTE PLC, 3.50%, 7/09/20		3,111	3,686,695
Titan Global Finance PLC, 3.50%, 6/17/21		350	423,663

			4,110,358
Guatemala — 0.0%
Central American Bottling Corp., 5.75%, 1/31/27 (a)	USD	3,896	4,115,734
Energuate Trust, 5.88%, 5/03/27 (a)		6,710	6,911,300

			11,027,034
Hong Kong — 0.5%
Asia View Ltd., 1.50%, 8/08/19 (j)		7,000	7,635,250
Bagan Capital Ltd., 0.00%, 9/23/21 (d)(j)		14,650	15,444,763
China Nickel Resources Holdings Co. Ltd., 12.00%, 12/12/18 (c)(g)(k)	HKD	8,000	102,466
China Overseas Finance Investment Cayman V Ltd., 0.00%, 1/05/23 (d)(j)	USD	14,200	14,647,300
China Precious Metal Resources Holdings Co. Ltd., 7.25%, 2/04/18 (j)	HKD	47,851	4,890,890
CK Hutchison International 17 Ltd.:
2.88%, 4/05/22	USD	29,900	30,030,394
3.50%, 4/05/27		17,300	17,377,366
Dah Sing Bank Ltd., 4.25%, 11/30/26 (b)		3,380	3,445,707
Haitong International Securities Group Ltd., 0.00%, 10/25/21 (d)(j)	HKD	130,000	16,838,084
IT Ltd., 6.25%, 5/15/18	CNH	25,100	3,691,862
PB Issuer No. 4 Ltd., 3.25%, 7/03/21 (j)	USD	4,433	4,304,443
Radiant Access Ltd., 4.60% (l)		2,323	2,259,573
REXLot Holdings Ltd.:
6.00%, 2/28/17 (g)(j)(k)	HKD	1,103	98,875
4.50%, 4/17/19 (g)(j)(k)		15,091	1,546,320
Shine Power International Ltd., 0.00%, 7/28/19 (d)(j)		60,000	7,732,999
Studio City Co. Ltd., 7.25%, 11/30/21	USD	8,300	9,015,875
Sun Hung Kai Properties Capital Market Ltd., 4.45% (l)		7,930	7,828,234
United Laboratories International Holdings Ltd., 4.50%, 12/05/21 (j)		2,747	3,299,834
United Photovoltaics Group Ltd., 8.25%, 1/25/20		1,916	1,928,460

			152,118,695
India — 0.4%
Adani Ports & Special Economic Zone Ltd., 3.95%, 1/19/22 (a)		11,500	11,772,900
AE-Rotor Holding BV, 4.97%, 3/28/18		293	292,970
Asian Development Bank, 5.90%, 12/20/22	INR	598,750	9,264,125
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23	USD	6,666	7,015,898

Corporate Bonds		Par (000)	Value
India (continued)
Food Corp. of India, 9.95%, 3/07/22	INR	1,500,000	$25,596,898
Housing Development Finance Corp. Ltd.:
7.88%, 8/21/19		720,000	11,309,539
7.00%, 1/09/20		950,000	14,531,814
ICICI Bank Ltd., 4.00%, 3/18/26	USD	3,669	3,707,950
Neerg Energy Ltd., 6.00%, 2/13/22		17,000	17,381,106
TML Holdings Pte Ltd., 5.75%, 5/07/21		716	760,721
Vedanta Resources PLC:
8.25%, 6/07/21		4,964	5,412,100
6.38%, 7/30/22		14,450	14,496,240
7.13%, 5/31/23		7,575	7,791,266
Videocon Industries Ltd., 2.80%, 12/31/20 (c)(j)		735	433,638

			129,767,165
Indonesia — 0.1%
Bukit Makmur Mandiri Utama PT, 7.75%, 2/13/22		6,250	6,393,200
Bumi Investment Property Ltd., 10.75%, 10/06/17 (g)(k)		14,920	7,907,600
Enercoal Resources Pte Ltd., 6.00%, 4/07/18 (g)(j)(k)		3,200	1,376,000
Jababeka International BV, 6.50%, 10/05/23 (a)		2,916	3,018,156
Japfa Comfeed Indonesia Tbk PT, 5.50%, 3/31/22		3,730	3,715,494
Modernland Overseas Pte Ltd., 6.95%, 4/13/24		5,500	5,466,450
Pacific Emerald Pte Ltd., 9.75%, 7/25/18		2,250	2,306,250

			30,183,150
Ireland — 0.2%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)	EUR	2,151	2,613,389
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (a)	USD	3,850	3,984,750
4.25%, 1/15/22	EUR	911	1,063,591
4.25%, 9/15/22 (a)	USD	7,408	7,604,312
4.13%, 5/15/23	EUR	550	665,368
4.63%, 5/15/23 (a)	USD	24,674	25,280,734
2.75%, 3/15/24	EUR	2,275	2,647,766
6.75%, 5/15/24		1,359	1,732,626
4.75%, 7/15/27	GBP	1,201	1,561,903
Bank of Ireland, 4.25%, 6/11/24 (b)	EUR	6,575	7,922,787
CRH America Finance, Inc., 3.40%, 5/09/27 (a)	USD	5,085	5,085,295
eircom Finance DAC, 4.50%, 5/31/22	EUR	1,537	1,834,536
Smurfit Kappa Acquisitions Unlimited Co., 2.38%, 2/01/24		700	818,135
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	3,075	4,180,297

			66,995,489
Italy — 0.8%
Assicurazioni Generali SpA:
4.13%, 5/04/26	EUR	1,600	1,975,196
10.13%, 7/10/42 (b)		3,000	4,604,466
7.75%, 12/12/42 (b)		4,600	6,500,178
5.50%, 10/27/47 (b)		7,263	9,239,060
5.00%, 6/08/48 (b)		3,200	3,921,365
Banco BPM SpA:
4.25%, 1/30/19		600	718,295
2.75%, 7/27/20		2,300	2,710,046
Buzzi Unicem SpA, 2.13%, 4/28/23		2,059	2,469,201
CMF SpA, 9.00%, 6/15/22		1,821	2,080,691
Enel Finance International NV:
2.88%, 5/25/22 (a)	USD	7,485	7,495,382

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
Italy (continued)
3.63%, 5/25/27 (a)	USD	34,430	$34,097,544
4.75%, 5/25/47 (a)		13,240	13,623,417
Intesa Sanpaolo SpA:
5.15%, 7/16/20	EUR	1,750	2,233,749
6.63%, 9/13/23		7,240	10,147,180
5.02%, 6/26/24 (a)	USD	21,168	21,467,675
3.93%, 9/15/26	EUR	1,780	2,148,300
Leonardo SpA, 1.50%, 6/07/24		4,452	5,016,999
Meccanica Holdings USA, Inc.:
7.38%, 7/15/39 (a)	USD	1,740	2,088,000
6.25%, 1/15/40 (a)		4,418	4,948,160
Mercury Bondco PLC:
7.13% (7.13% Cash or 7.88% PIK), 5/30/21 (m)	EUR	4,700	5,582,840
8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (m)		2,327	2,781,715
Prysmian SpA, 0.00%, 1/17/22 (d)(j)		1,200	1,416,771
Saipem Finance International BV, 2.75%, 4/05/22		810	927,456
Snai SpA, 6.38%, 11/07/21		960	1,173,307
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	956	1,032,480
6.00%, 9/30/34		787	832,142
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	2,179	3,449,218
Telecom Italia SpA:
1.13%, 3/26/22 (j)		11,200	12,682,733
3.25%, 1/16/23		1,894	2,386,452
5.88%, 5/19/23	GBP	800	1,201,021
3.63%, 1/19/24		2,709	3,442,398
UniCredit SpA:
6.95%, 10/31/22	EUR	2,729	3,759,458
5.75%, 10/28/25 (b)		2,986	3,749,631
4.38%, 1/03/27 (b)		12,425	14,988,080
5.86%, 6/19/32 (a)(b)	USD	28,302	29,058,003
Unione di Banche Italiane SpA, 4.45%, 9/15/27 (b)	EUR	625	733,619
Wind Acquisition Finance SA:
4.00%, 7/15/20		3,188	3,679,414
4.75%, 7/15/20 (a)	USD	800	808,400
7.00%, 4/23/21	EUR	600	712,977
7.38%, 4/23/21 (a)	USD	3,200	3,328,000

			235,211,019
Jamaica — 0.0%
Digicel Group Ltd.:
8.25%, 9/30/20 (a)		1,875	1,752,937
7.13%, 4/01/22 (a)		1,875	1,633,687

			3,386,624
Japan — 0.9%
Chugoku Electric Power Co., Inc.:
0.00%, 3/23/18 (d)(j)	JPY	200,000	1,770,171
0.00%, 3/25/20 (d)(j)		130,000	1,156,968
Ezaki Glico Co. Ltd., 0.00%, 1/30/24 (d)(j)		120,000	1,145,588
HIS Co. Ltd., 0.00%, 8/30/19 (d)(j)		1,090,000	10,018,115
Iida Group Holdings Co. Ltd., 0.00%, 6/18/20 (d)(j)		740,000	6,743,721
Iwatani Corp., 0.00%, 10/22/20 (d)(j)		1,230,000	11,701,267
Kandenko Co. Ltd., 0.00%, 3/31/21 (d)(j)		280,000	2,884,641
Kansai Paint Co. Ltd.:
0.00%, 6/17/19 (d)(j)		880,000	8,606,357
0.00%, 6/17/22 (d)(j)		750,000	7,111,580
Kyushu Electric Power Co., Inc., 0.00%, 3/31/22 (d)(j)		250,000	2,426,095
LIXIL Group Corp.:
0.00%, 3/04/20 (d)(j)		650,000	5,894,643
0.00%, 3/04/22 (d)(j)		110,000	1,017,115

Corporate Bonds		Par (000)	Value
Japan (continued)
Mitsubishi Chemical Holdings Corp.:
0.00%, 3/30/22 (d)(j)	JPY	520,000	$4,787,375
0.00%, 3/29/24 (d)(j)		420,000	3,920,871
Mitsubishi UFJ Financial Group, Inc., 3.00%, 2/22/22	USD	10,257	10,409,347
Mitsui OSK Lines Ltd., 0.00%, 4/24/20 (d)(j)		4,100	3,910,375
Mizuho Financial Group, Inc., 2.95%, 2/28/22		29,352	29,604,721
Nagoya Railroad Co. Ltd., 0.00%, 12/11/24 (d)(j)	JPY	570,000	5,513,759
Resorttrust, Inc., 0.00%, 12/01/21 (d)(j)		1,190,000	10,754,701
Shimizu Corp., 0.00%, 10/16/20 (d)(j)		500,000	4,923,316
Shizuoka Bank Ltd., 0.00%, 4/25/18 (d)(j)	USD	1,700	1,668,550
SoftBank Group Corp., 4.75%, 7/30/25	EUR	446	586,370
Sumitomo Forestry Co. Ltd., 0.00%, 8/24/18 (d)(j)	JPY	350,000	3,270,505
Sumitomo Mitsui Trust Bank Ltd., 2.05%, 3/06/19 (a)	USD	26,835	26,834,812
Takashimaya Co. Ltd., 0.00%, 12/11/18 (d)(j)	JPY	520,000	4,634,808
Tohoku Electric Power Co., Inc.:
0.00%, 12/03/18 (d)(j)		170,000	1,519,004
0.00%, 12/03/20 (d)(j)		1,070,000	9,774,839
Toray Industries, Inc., 0.00%, 8/30/19 (d)(j)		550,000	5,580,685
Transcosmos, Inc., 0.00%, 12/22/20 (d)(j)		420,000	3,785,508
Unicharm Corp., 0.00%, 9/25/20 (d)(j)		170,000	1,864,748
Universal Entertainment Corp., 8.50% (6.00% Cash and 2.50% PIK), 8/24/20 (a)(m)	USD	37,006	38,023,300
Wessex Ltd., 0.00%, 6/24/19 (c)(d)	JPY	4,500	218,048
Yamaguchi Financial Group, Inc.:
0.00%, 12/20/18 (d)(j)	USD	3,300	3,903,900
0.80%, 3/26/20 (b)(j)		10,200	10,857,900

			246,823,703
Luxembourg — 0.1%
Altice Financing SA, 6.63%, 2/15/23 (a)		2,037	2,161,135
Altice Finco SA, 8.13%, 1/15/24 (a)		1,000	1,087,500
Altice Luxembourg SA:
7.25%, 5/15/22	EUR	1,416	1,715,134
6.25%, 2/15/25		2,620	3,265,499
ArcelorMittal:
3.00%, 4/09/21		500	615,443
3.13%, 1/14/22		100	123,202
B&M European Value Retail SA, 4.13%, 2/01/22	GBP	675	909,577
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	2,007	2,303,669
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (m)		5,362	6,275,514
DEA Finance SA, 7.50%, 10/15/22		1,204	1,475,125
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	2,999	4,176,561
Impera Holdings SA, 5.38% (5.38% Cash or 5.38% PIK), 9/15/22 (m)	EUR	2,098	2,483,099
INEOS Group Holdings SA, 5.38%, 8/01/24		1,400	1,690,354
Matterhorn Telecom SA:
3.88%, 5/01/22		1,093	1,280,693
3.25%, 2/01/23 (b)		691	793,410
Swissport Investments SA:
6.75%, 12/15/21		793	970,021
9.75%, 12/15/22		2,200	2,799,187
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24		2,605	3,247,446
Telenet Finance VI Luxembourg SCA, 4.88%, 7/15/27		805	1,005,311
Unilabs Subholding AB, 5.75%, 5/15/25		902	1,036,609
WFS Global Holding SAS, 9.50%, 7/15/22		1,623	2,019,898

			41,434,387

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	47

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
Malaysia — 0.1%
1MDB Energy Ltd., 5.99%, 5/11/22	USD	15,400	$16,671,655
Cahaya Capital Ltd., 0.00%, 9/18/21 (d)(j)		5,000	4,870,000
Gohl Capital Ltd., 4.25%, 1/24/27		13,600	14,091,994

			35,633,649
Mexico — 0.1%
Banco Inbursa SA Institucion de Banca Multiple, 4.38%, 4/11/27 (a)		10,000	10,002,000
Cemex Finance LLC:
9.38%, 10/12/22 (a)		5,000	5,312,500
4.63%, 6/15/24	EUR	1,700	2,099,186
Grupo KUO SAB de CV, 5.75%, 7/07/27	USD	10,000	10,037,500
Trust F/1401, 6.95%, 1/30/44		5,000	5,300,000

			32,751,186
Netherlands — 0.5%
ABN AMRO Bank NV, 4.40%, 3/27/28 (b)		7,400	7,581,093
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 5/26/22		6,791	6,969,209
ASML Holding NV, 1.63%, 5/28/27	EUR	4,145	4,760,600
Constellium NV:
7.88%, 4/01/21 (a)	USD	1,219	1,304,330
7.00%, 1/15/23	EUR	700	822,021
ING Groep NV, 3.95%, 3/29/27	USD	23,430	24,363,521
Lincoln Finance Ltd., 6.88%, 4/15/21		300	366,872
NXP BV/NXP Funding LLC:
4.13%, 6/01/21 (a)		39,503	41,596,659
3.88%, 9/01/22 (a)		7,185	7,481,381
Samvardhana Motherson Automotive Systems Group BV:
4.13%, 7/15/21	EUR	364	424,075
4.88%, 12/16/21	USD	300	312,000
United Group BV, 7.88%, 11/15/20	EUR	1,322	1,569,567
UPC Holding BV, 6.75%, 3/15/23		451	550,385
UPCB Finance IV Ltd., 4.00%, 1/15/27		2,610	3,101,749
Wereldhave NV, 1.00%, 5/22/19 (j)		1,200	1,382,575
Ziggo Bond Co. BV, 7.13%, 5/15/24		810	1,037,221
Ziggo Bond Finance BV, 4.63%, 1/15/25		173	209,122
Ziggo Secured Finance BV:
4.25%, 1/15/27		1,600	1,933,909
5.50%, 1/15/27 (a)	USD	25,351	25,889,709

			131,655,998
New Zealand — 0.1%
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		16,400	16,782,776
6.88%, 2/15/21		846	869,077
5.13%, 7/15/23 (a)		14,795	15,368,306

			33,020,159
Norway — 0.0%
Norwegian Air Shuttle ASA Pass-Through Trust, Series 2016-1, Class B, 7.50%, 11/10/23 (a)		6,597	7,141,409
Silk Bidco AS, 7.50%, 2/01/22	EUR	1,350	1,642,129

			8,783,538
Panama — 0.0%
AES Panama SRL, 6.00%, 6/25/22 (a)	USD	3,750	3,937,500
Peru — 0.1%
Inkia Energy Ltd., 8.38%, 4/04/21 (a)		5,000	5,167,500
Orazul Energy Egenor S en C por A, 5.63%, 4/28/27 (a)		10,000	9,775,000
VM Holding SA, 5.38%, 5/04/27 (a)		10,000	10,095,000

			25,037,500

Corporate Bonds		Par (000)	Value
Philippines — 0.0%
AYC Finance Ltd., 0.50%, 5/02/19 (j)	USD	6,800	$7,123,000
Portugal — 0.1%
Banco Espirito Santo SA:
2.63%, 5/08/17 (g)(k)	EUR	6,100	2,090,139
4.75%, 1/15/18 (g)(k)		15,500	5,311,008
4.00%, 1/21/19 (g)(k)		19,000	6,510,268

			13,911,415
Qatar — 0.1%
ABQ Finance Ltd., 3.50%, 2/22/22	USD	16,176	15,810,422
Qatar Reinsurance Co. Ltd., 4.95% (b)(l)		6,678	6,678,000

			22,488,422
South Africa — 0.0%
Myriad International Holdings BV, 4.85%, 7/06/27		5,469	5,482,673
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	440	527,046

			6,009,719
South Korea — 0.2%
GS Caltex Corp., 3.00%, 6/12/22	USD	9,625	9,560,060
GS Engineering & Construction Corp., 4.50%, 7/21/21 (j)		6,800	7,225,000
Hyundai Heavy Industries Co. Ltd., 0.00%, 6/29/20 (d)(j)		2,400	2,328,000
Kakao Corp., 0.00%, 5/11/21 (d)(j)	KRW	11,600,000	10,336,232
Woori Bank, 4.75%, 4/30/24	USD	18,700	19,575,740

			49,025,032
Spain — 0.3%
Bankia SA:
4.00%, 5/22/24 (b)	EUR	12,900	15,279,798
3.38%, 3/15/27 (b)		27,100	31,483,159
BPE Financiaciones SA, 2.00%, 2/03/20		300	356,826
CaixaBank SA, 3.50%, 2/15/27 (b)		20,900	24,928,133
Cirsa Funding Luxembourg SA:
5.75%, 5/15/21		400	483,158
5.88%, 5/15/23		400	479,567
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21		1,491	1,745,523
Grifols SA, 3.20%, 5/01/25		800	915,354
Grupo-Antolin Irausa SA, 3.25%, 4/30/24		1,037	1,209,581
NH Hotel Group SA, 3.75%, 10/01/23		1,078	1,298,426

			78,179,525
Sweden — 0.0%
Intrum Justitia AB:
2.63%, 7/15/22 (b)		673	772,896
2.75%, 7/15/22		915	1,049,793
Verisure Holding AB, 6.00%, 11/01/22		396	492,162

			2,314,851
Switzerland — 0.6%
Credit Suisse Group AG, 3.57%, 1/09/23 (a)	USD	57,790	59,219,493
EFG International Guernsey Ltd., 5.00%, 4/05/27 (b)		6,300	6,477,755
LafargeHolcim Finance U.S. LLC:
3.50%, 9/22/26 (a)		6,312	6,240,416
4.75%, 9/22/46 (a)		5,935	6,173,676
Novartis Capital Corp., 3.10%, 5/17/27		15,660	15,857,332
UBS AG, 4.75%, 2/12/26 (b)	EUR	2,155	2,714,551
UBS AG/London, 2.20%, 6/08/20 (a)	USD	19,410	19,423,684
UBS Group Funding Switzerland AG:
3.49%, 5/23/23 (a)		9,033	9,241,689
4.25%, 3/23/28 (a)		44,532	46,523,916

			171,872,512

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
Taiwan — 0.2%
Advanced Semiconductor Engineering, Inc., 0.00%, 3/27/18 (d)(j)	USD	15,000	$15,056,250
Nanya Technology Corp., 0.00%, 1/24/22 (d)(j)		3,400	3,946,550
Neo Solar Power Corp., 0.00%, 10/27/19 (d)(j)		5,000	5,006,250
TPK Holding Co. Ltd., 0.00%, 4/08/20 (d)(j)		21,000	21,288,750

			45,297,800
Thailand — 0.1%
Bangkok Dusit Medical Services PCL, 0.00%, 9/18/19 (d)(j)	THB	256,000	7,978,805
CP Foods Holdings Ltd., 0.50%, 9/22/21 (j)	USD	8,800	9,042,000

			17,020,805
Turkey — 0.0%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (a)		7,658	7,323,288
United Arab Emirates — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/23 (a)		2,517	2,617,532
United Kingdom — 2.2%
Amigo Luxembourg SA, 7.63%, 1/15/24	GBP	650	879,283
Anglo American Capital PLC:
3.50%, 3/28/22	EUR	1,020	1,277,611
3.25%, 4/03/23		520	647,302
4.88%, 5/14/25 (a)	USD	800	832,000
Annington Finance No. 4 PLC, 1.31%, 1/10/23 (b)(c)	GBP	1	1,240
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (m)		4,899	7,482,144
Arrow Global Finance PLC:
5.13%, 9/15/24		325	438,114
2.88%, 4/01/25 (b)	EUR	847	969,338
Aston Martin Capital Holdings Ltd., 5.75%, 4/15/22	GBP	556	758,744
AstraZeneca PLC, 2.38%, 6/12/22	USD	22,235	22,182,637
Barclays PLC:
3.68%, 1/10/23		17,382	17,834,940
2.63%, 11/11/25 (b)	EUR	840	986,926
5.20%, 5/12/26	USD	50,051	52,648,797
4.84%, 5/09/28		55,310	56,542,860
Cabot Financial Luxembourg SA:
6.50%, 4/01/21	GBP	500	671,742
7.50%, 10/01/23		966	1,355,681
Channel Link Enterprises Finance PLC:
1.76%, 6/30/50 (b)	EUR	6,525	7,491,021
2.71%, 6/30/50 (b)		4,400	5,063,211
3.04%, 6/30/50 (b)	GBP	3,075	4,032,243
CNH Industrial Finance Europe SA, 1.38%, 5/23/22	EUR	1,349	1,553,028
Cognita Financing PLC, 7.75%, 8/15/21	GBP	684	928,030
CPUK Finance Ltd.:
4.25%, 8/28/22		6,462	8,465,598
4.88%, 8/28/25		611	806,272
Drax Finco PLC, 4.25%, 5/01/22		545	725,455
EI Group PLC:
6.38%, 2/15/22		1,775	2,500,477
6.00%, 10/06/23		6,106	8,592,861
Fiat Chrysler Finance Europe, 4.75%, 7/15/22		312	395,621
Greene King Finance PLC:
Series A5, 2.79%, 12/15/33 (b)		26,879	34,343,402
Series A6, 4.06%, 3/15/35		4,791	6,846,824
Heathrow Finance PLC, 3.88%, 3/01/27		666	862,474
HSBC Holdings PLC:
4.38%, 11/23/26	USD	71,142	73,818,433
4.04%, 3/13/28 (b)		11,630	12,046,098

Corporate Bonds		Par (000)	Value
United Kingdom (continued)
Iceland Bondco PLC, 6.75%, 7/15/24	GBP	800	$1,139,543
INEOS Finance PLC, 4.00%, 5/01/23	EUR	2,631	3,094,792
INOVYN Finance PLC, 6.25%, 5/15/21		400	477,767
Iron Mountain Europe PLC, 6.13%, 9/15/22	GBP	100	137,572
ITV PLC, 2.00%, 12/01/23	EUR	7,425	8,633,011
Jerrold Finco PLC:
6.25%, 9/15/21	GBP	1,115	1,506,407
6.13%, 1/15/24		3,500	4,617,890
KIRS Midco 3 PLC, 8.38%, 7/15/23		8,200	10,519,937
Lloyds Banking Group PLC, 3.00%, 1/11/22	USD	18,889	19,075,548
Marks & Spencer PLC, 3.00%, 12/08/23	GBP	1,850	2,449,424
New Look Secured Issuer PLC, 6.50%, 7/01/22		3,100	2,968,454
Old Mutual PLC, 8.00%, 6/03/21		400	601,318
Pension Insurance Corp. PLC, 6.50%, 7/03/24		247	343,004
Phoenix Group Holdings, 5.38%, 7/06/27	USD	7,025	7,025,000
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21	GBP	553	715,829
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 9/30/22		1,544	2,138,823
Series A7, 5.27%, 3/30/24		477	636,215
Punch Taverns Finance PLC:
0.34%, 7/15/21 (b)		254	323,038
7.27%, 10/15/26		4,851	8,095,941
7.27%, 10/15/26		1,825	3,184,614
Series M3, 5.84%, 10/15/27 (b)		12,361	16,059,409
Royal Bank of Scotland Group PLC, 3.50%, 5/15/23 (b)	USD	26,800	26,973,798
Sky PLC, 2.25%, 11/17/25	EUR	4,000	4,831,405
Spirit Issuer PLC:
Series A2, 3.00%, 12/28/31 (b)	GBP	14,430	17,937,789
Series A6, 2.10%, 12/28/36 (b)		7,014	9,135,426
Stonegate Pub Co. Financing PLC:
4.66%, 3/15/22 (b)		4,100	5,373,445
4.88%, 3/15/22		2,775	3,684,484
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	1,298	1,604,673
Synlab Unsecured Bondco PLC, 8.25%, 7/01/23		403	512,291
Tesco Property Finance 1 PLC, 7.62%, 7/13/39	GBP	3,321	5,575,042
Tesco Property Finance 3 PLC, 5.74%, 4/13/40		6,954	10,002,950
Tesco Property Finance 4 PLC, 5.80%, 10/13/40		3,273	4,714,529
Thomas Cook Group PLC, 6.25%, 6/15/22	EUR	693	852,854
Trafford Centre Finance Ltd., 1.15%, 7/28/35 (b)	GBP	3,400	3,437,746
Tullow Oil Jersey Ltd., 6.63%, 7/12/21 (j)	USD	3,000	3,142,500
Tullow Oil PLC:
6.00%, 11/01/20 (a)		1,950	1,852,500
6.00%, 11/01/20		1,400	1,330,000
6.25%, 4/15/22 (a)		1,200	1,093,500
6.25%, 4/15/22		2,800	2,551,500
TVL Finance PLC, 5.20%, 5/15/23 (b)	GBP	741	979,597
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21		336	476,588
Series A4, 5.66%, 6/30/27		15,115	22,056,046
Series M, 7.40%, 3/28/24		14,699	22,054,408
Series N, 6.46%, 3/30/32		28,058	35,744,429
Virgin Media Finance PLC, 7.00%, 4/15/23		500	693,558
Virgin Media Secured Finance PLC:
5.13%, 1/15/25		500	683,067
5.50%, 1/15/25		351	481,072
4.88%, 1/15/27		1,551	2,074,309
6.25%, 3/28/29		5,090	7,173,916
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	759	905,540

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	49

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
United Kingdom (continued)
Vodafone Group PLC, 0.00%, 11/26/20 (d)(j)	GBP	3,600	$4,623,198
Vue International Bidco PLC, 7.88%, 7/15/20		2,104	2,804,766

			633,080,869
United States — 18.9%
AbbVie, Inc.:
3.20%, 5/14/26	USD	19,010	18,785,511
4.50%, 5/14/35		5,483	5,782,564
4.45%, 5/14/46 (n)		27,600	28,488,610
Adient Global Holdings Ltd., 3.50%, 8/15/24	EUR	725	839,777
Air Lease Corp.:
2.63%, 7/01/22	USD	3,990	3,954,645
3.63%, 4/01/27		3,730	3,730,351
Alere, Inc.:
6.50%, 6/15/20		8,990	9,124,850
6.38%, 7/01/23 (a)		5,885	6,319,019
Allergan Funding SCS:
1.25%, 6/01/24	EUR	5,175	5,879,991
3.80%, 3/15/25	USD	87,617	90,626,556
2.13%, 6/01/29	EUR	12,675	14,459,379
4.55%, 3/15/35	USD	12,719	13,575,345
Allstate Corp., 4.20%, 12/15/46		19,363	20,186,276
Ally Financial, Inc., 8.00%, 11/01/31		2,600	3,185,000
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		15,650	16,285,781
Amazon.com, Inc., 4.95%, 12/05/44		79,224	93,364,454
AMC Entertainment Holdings, Inc., 6.38%, 11/15/24	GBP	159	222,000
American Airlines Group, Inc., 4.63%, 3/01/20 (a)(o)	USD	10,610	10,973,605
American International Group, Inc.:
4.50%, 7/16/44		15,029	15,282,674
4.80%, 7/10/45		3,101	3,309,617
American Tower Corp., 3.55%, 7/15/27		23,680	23,480,685
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.63%, 5/20/24		11,230	11,566,900
5.50%, 5/20/25		11,230	11,454,600
Amgen, Inc.:
2.65%, 5/11/22		13,885	13,931,348
4.40%, 5/01/45		35,139	36,092,989
Amphenol Corp., 3.20%, 4/01/24		4,056	4,097,327
Anadarko Petroleum Corp., 5.55%, 3/15/26 (o)		27,580	30,820,788
Analog Devices, Inc.:
3.50%, 12/05/26		11,706	11,797,155
4.50%, 12/05/36		2,031	2,104,461
Antero Resources Corp., 5.38%, 11/01/21		1,380	1,393,800
Aon PLC, 4.75%, 5/15/45		6,000	6,492,012
Apple Inc.:
3.35%, 2/09/27		74,763	76,432,682
3.20%, 5/11/27		10,580	10,703,574
3.85%, 8/04/46		17,579	17,566,976
4.25%, 2/09/47		1,637	1,736,232
Applied Materials, Inc., 4.35%, 4/01/47		9,159	9,721,427
Arconic, Inc.:
5.87%, 2/23/22		5,280	5,649,600
5.90%, 2/01/27		25,983	27,964,204
Ares Capital Corp., 3.63%, 1/19/22		32,120	32,491,628
Arrow Electronics, Inc., 3.88%, 1/12/28		4,295	4,259,240
AT&T Inc.:
0.52%, 9/04/23 (b)	EUR	3,150	3,637,931
1.80%, 9/04/26		5,275	5,968,220
2.35%, 9/04/29		10,575	11,942,984
3.15%, 9/04/36		8,125	9,150,067
Atmos Energy Corp.:
3.00%, 6/15/27	USD	7,115	7,067,678
4.13%, 10/15/44		2,390	2,515,258
Autodesk, Inc., 3.50%, 6/15/27		25,590	25,164,924

Corporate Bonds		Par (000)	Value
United States (continued)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25 (a)	USD	1,200	$1,129,500
Avis Budget Finance PLC:
4.13%, 11/15/24	EUR	1,550	1,735,942
4.50%, 5/15/25		1,450	1,622,720
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25		1,200	1,440,482
Ball Corp.:
4.00%, 11/15/23	USD	7,405	7,571,613
4.38%, 12/15/23	EUR	1,618	2,090,553
Bank of America Corp.:
4.45%, 3/03/26	USD	67,680	70,437,554
4.25%, 10/22/26		43,960	45,268,997
3.25%, 10/21/27		36,124	34,907,813
3.82%, 1/20/28 (b)		11,140	11,333,435
Bank of New York Mellon Corp.:
3.25%, 5/16/27		16,830	16,979,366
3.00%, 10/30/28		3,347	3,239,203
Baylor Scott & White Holdings, 4.19%, 11/15/45		6,325	6,466,629
Becton Dickinson and Co.:
2.89%, 6/06/22		3,785	3,796,832
3.70%, 6/06/27		54,820	54,993,286
Belden, Inc., 5.50%, 4/15/23	EUR	410	494,244
Boyd Gaming Corp., 6.88%, 5/15/23	USD	17,278	18,487,460
Brinker International, Inc., 5.00%, 10/01/24 (a)		20,990	20,885,050
Broadcom Corp./Broadcom Cayman Finance Ltd.:
3.00%, 1/15/22 (a)		47,692	48,118,271
3.63%, 1/15/24 (a)		35,414	36,228,451
3.88%, 1/15/27 (a)		60,349	61,972,388
CA, Inc., 3.60%, 8/15/22		2,819	2,850,632
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.38%, 5/01/22		29,777	32,308,045
Callon Petroleum Co., 6.13%, 10/01/24		9,850	10,022,375
Calpine Corp.:
6.00%, 1/15/22 (a)		7,520	7,773,800
5.38%, 1/15/23 (o)		8,090	7,887,750
5.88%, 1/15/24 (a)		6,720	6,921,600
5.50%, 2/01/24		7,615	7,215,213
5.75%, 1/15/25		3,730	3,496,875
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		8,124	8,266,170
Catalent Pharma Solutions, Inc., 4.75%, 12/15/24	EUR	500	611,200
Catholic Health Initiatives, 4.35%, 11/01/42	USD	4,455	4,020,900
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		18,037	18,567,288
5.75%, 2/15/26 (a)		22,630	24,214,100
5.13%, 5/01/27 (a)		8,615	8,808,837
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		5,190	5,613,296
CenturyLink, Inc., 7.50%, 4/01/24 (o)		14,450	15,822,750
CF Industries, Inc., 4.50%, 12/01/26 (a)		28,817	29,628,344
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.75%, 2/15/28 (a)		33,610	33,114,017
6.48%, 10/23/45		19,424	23,312,937
5.38%, 5/01/47 (a)		35,124	37,159,225
Cheniere Corpus Christi Holdings LLC, 5.13%, 6/30/27 (a)		29,416	30,151,400
Chesapeake Energy Corp.:
6.63%, 8/15/20 (o)		11,687	11,716,217
8.00%, 12/15/22 (a)		2,309	2,441,767
Chevron Corp., 2.50%, 3/03/22		29,900	30,179,475

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
United States (continued)
CHS/Community Health Systems, Inc., 6.25%, 3/31/23	USD	4,920	$5,079,162
CIT Group, Inc., 5.50%, 2/15/19 (a)		2,860	3,003,000
Citigroup, Inc.:
2.90%, 12/08/21		38,225	38,612,334
3.20%, 10/21/26		60,590	58,925,108
4.13%, 7/25/28		50,517	51,281,019
4.75%, 5/18/46		5,979	6,276,132
Citizens Bank N.A., 2.25%, 3/02/20		4,806	4,801,502
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		7,410	7,615,257
Colfax Corp., 3.25%, 5/15/25	EUR	1,198	1,395,664
Comcast Corp.:
3.30%, 2/01/27	USD	33,880	34,296,250
4.50%, 1/15/43		10,895	11,653,085
3.40%, 7/15/46		19,955	18,171,043
Commercial Metals Co., 5.38%, 7/15/27		7,053	7,185,244
Concho Resources, Inc., 5.50%, 4/01/23		17,556	18,038,790
Constellation Brands, Inc.:
2.70%, 5/09/22		14,984	14,965,705
3.50%, 5/09/27		17,130	17,113,915
Crown Castle International Corp., 4.00%, 3/01/27		28,741	29,582,594
Crown European Holdings SA:
4.00%, 7/15/22	EUR	100	127,279
3.38%, 5/15/25		432	511,444
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (a)	USD	13,173	13,535,257
7.75%, 2/15/23 (a)		1,929	2,035,095
CSC Holdings LLC:
10.13%, 1/15/23 (a)		14,610	16,947,600
5.25%, 6/01/24		360	367,236
6.63%, 10/15/25 (a)		18,975	20,874,397
10.88%, 10/15/25 (a)		13,663	16,446,836
CSX Corp.:
3.25%, 6/01/27		12,495	12,574,631
4.25%, 11/01/66		24,344	23,997,366
Darling Global Finance BV, 4.75%, 5/30/22	EUR	400	479,704
DaVita, Inc.:
5.75%, 8/15/22	USD	7,540	7,747,350
5.13%, 7/15/24		31,840	32,317,600
Dell International LLC/EMC Corp.:
5.88%, 6/15/21 (a)		7,780	8,149,550
6.02%, 6/15/26 (a)		18,050	19,882,237
8.35%, 7/15/46 (a)		24,777	31,976,750
Delphi Automotive PLC:
4.25%, 1/15/26		723	765,821
4.40%, 10/01/46		2,498	2,490,828
Delta Air Lines, Inc.:
2.88%, 3/13/20		7,739	7,840,191
3.63%, 3/15/22		11,023	11,316,062
Devon Energy Corp., 5.00%, 6/15/45		9,390	9,486,163
Diamondback Energy, Inc., 4.75%, 11/01/24 (a)		8,245	8,203,775
Discover Bank, 3.45%, 7/27/26		3,489	3,374,540
Discover Financial Services, 4.10%, 2/09/27		16,625	16,653,728
DISH DBS Corp., 5.88%, 7/15/22		8,105	8,712,875
Duke Energy Corp., 3.75%, 9/01/46		36,318	34,501,228
Dynegy, Inc., 6.75%, 11/01/19		1,480	1,526,250
Endeavor Energy Resources LP/EER Finance, Inc.:
7.00%, 8/15/21 (a)		16,500	17,077,500
8.13%, 9/15/23 (a)		19,120	20,195,500
Energen Corp., 4.63%, 9/01/21		15,057	15,245,213
Energy Transfer LP:
4.75%, 1/15/26		11,250	11,703,600

Corporate Bonds		Par (000)	Value
United States (continued)
4.20%, 4/15/27	USD	18,601	$18,595,289
6.13%, 12/15/45		3,752	4,061,097
EnLink Midstream Partners LP, 5.45%, 6/01/47		19,580	19,523,101
Enterprise Products Operating LLC:
5.10%, 2/15/45		3,471	3,811,547
4.90%, 5/15/46		5,539	5,956,253
Equinix, Inc., 5.38%, 4/01/23		8,393	8,718,229
Estee Lauder Cos., Inc., 3.15%, 3/15/27		17,731	17,871,057
Exelon Corp., 4.95%, 6/15/35		3,763	4,119,638
FedEx Corp.:
3.90%, 2/01/35		7,061	7,008,607
4.75%, 11/15/45		10,402	11,232,766
4.40%, 1/15/47		26,583	27,341,998
First Data Corp.:
5.38%, 8/15/23 (a)		3,160	3,302,200
5.00%, 1/15/24 (a)		37,790	38,864,370
Ford Motor Co., 4.35%, 12/08/26 (n)		17,390	17,901,962
Freeport-McMoRan, Inc.:
3.55%, 3/01/22		4,850	4,545,323
3.88%, 3/15/23		3,870	3,599,100
Frontier Communications Corp.:
6.25%, 9/15/21		940	838,950
10.50%, 9/15/22		5,173	4,946,681
7.13%, 1/15/23		1,880	1,565,100
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	1,225	1,426,560
GATX Corp., 3.85%, 3/30/27	USD	7,732	7,781,562
General Electric Co.:
1.50%, 5/17/29	EUR	6,700	7,554,163
4.50%, 3/11/44	USD	18,174	20,190,460
General Motors Co., 5.20%, 4/01/45		18,650	18,297,478
General Motors Financial Co., Inc.:
3.15%, 6/30/22		25,230	25,269,056
4.35%, 1/17/27		23,560	23,849,976
Gilead Sciences, Inc.:
4.00%, 9/01/36		21,580	21,458,850
4.15%, 3/01/47		34,345	34,505,116
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18 (n)		8,458	8,648,305
Goldman Sachs Group, Inc.:
4.25%, 10/21/25 (n)		89,630	92,646,946
3.50%, 11/16/26		38,896	38,689,696
Great Plains Energy, Inc., 3.90%, 4/01/27		30,796	31,154,003
Halcon Resources Corp., 12.00%, 2/15/22 (a)		12,711	14,363,430
Halliburton Co., 3.80%, 11/15/25		52,740	54,049,218
HCA, Inc.:
4.75%, 5/01/23		7,315	7,735,613
5.00%, 3/15/24		7,568	8,012,620
5.88%, 2/15/26		18,678	20,172,240
5.25%, 6/15/26		7,460	8,045,610
HD Supply, Inc.:
5.25%, 12/15/21 (a)		3,277	3,438,802
5.75%, 4/15/24 (a)		11,090	11,783,125
Herc Rentals, Inc.:
7.50%, 6/01/22 (a)		13,935	14,701,425
7.75%, 6/01/24 (a)		3,482	3,673,510
Hertz Corp.:
7.63%, 6/01/22 (a)(o)		2,675	2,668,580
5.50%, 10/15/24 (a)		1,300	1,066,000
Hertz Holdings Netherlands BV:
4.38%, 1/15/19	EUR	500	575,256
4.13%, 10/15/21 (o)		1,325	1,473,626
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (a)	USD	2,750	2,846,250

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	51

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
United States (continued)
Huntsman International LLC:
5.13%, 4/15/21	EUR	900	$1,162,422
5.13%, 11/15/22	USD	5,549	5,937,430
Hyundai Capital America, 3.10%, 4/05/22 (a)		28,378	28,452,890
Informatica LLC, 7.13%, 7/15/23 (a)		9,290	9,455,548
Intel Corp., 4.10%, 5/11/47		9,640	9,979,743
International Game Technology PLC:
6.25%, 2/15/22 (a)		984	1,075,020
4.75%, 2/15/23	EUR	1,475	1,835,325
Iron Mountain US Holdings, Inc., 5.38%, 6/01/26 (a)	USD	3,925	4,121,250
Iron Mountain, Inc.:
6.00%, 10/01/20 (a)		7,520	7,783,200
6.00%, 8/15/23		2,263	2,404,437
Johnson & Johnson, 3.63%, 3/03/37		14,202	14,850,833
Johnson Controls International PLC, 4.50%, 2/15/47		1,300	1,381,766
JPMorgan Chase & Co.:
2.78%, 4/25/23 (b)		29,670	29,723,287
2.38%, 10/24/23 (b)		26,330	26,725,793
3.20%, 6/15/26		33,515	33,121,668
4.13%, 12/15/26		37,690	39,038,774
4.25%, 10/01/27		31,190	32,534,320
Kaiser Aluminum Corp., 5.88%, 5/15/24		16,518	17,385,195
Kaiser Foundation Hospitals, 4.15%, 5/01/47		10,244	10,614,290
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 6/01/24 (a)		15,425	16,080,563
Kinder Morgan, Inc.:
4.30%, 6/01/25		20,090	20,887,131
5.55%, 6/01/45		7,185	7,614,124
KLA-Tencor Corp., 4.65%, 11/01/24		1,799	1,942,853
Lam Research Corp., 2.80%, 6/15/21		1,140	1,156,411
Lennar Corp.:
4.75%, 11/15/22 (n)		31,483	33,450,687
4.88%, 12/15/23		3,655	3,885,722
Levi Strauss & Co., 3.38%, 3/15/27	EUR	725	836,424
Lincoln National Corp., 3.63%, 12/12/26	USD	2,911	2,923,150
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (a)		3,091	3,253,277
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	1,088	1,342,696
Lockheed Martin Corp., 3.60%, 3/01/35	USD	5,545	5,471,174
LYB International Finance BV, 4.88%, 3/15/44		18,130	19,198,528
LYB International Finance II BV, 3.50%, 3/02/27		20,857	20,559,579
Marsh & McLennan Cos., Inc., 4.35%, 1/30/47		914	976,792
Massachusetts Institute of Technology, 3.96%, 7/01/38		8,375	9,099,697
Massachusetts Mutual Life Insurance Co., 4.90%, 4/01/77 (a)		20,254	21,653,491
McDonald’s Corp., 4.70%, 12/09/35		4,306	4,752,476
Medtronic, Inc., 4.38%, 3/15/35		1,855	2,026,153
Meritor, Inc.:
6.75%, 6/15/21		12,441	12,876,435
6.25%, 2/15/24		14,168	14,770,140
Metropolitan Life Global Funding I, 2.65%, 4/08/22 (a)		6,277	6,297,068
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 5/01/24		7,546	8,225,140
MGM Resorts International, 6.00%, 3/15/23		15,080	16,625,700
MHGE Parent LLC/MHGE Parent Finance, Inc., 8.50% (8.50% Cash or 9.25% PIK), 8/01/19 (a)(m)		7,219	7,219,000
Micron Technology, Inc.:
5.25%, 8/01/23 (a)		24,045	24,970,733
7.50%, 9/15/23		4,940	5,522,920

Corporate Bonds		Par (000)	Value
Microsoft Corp.:
3.30%, 2/06/27	USD	16,835	$17,341,245
3.45%, 8/08/36		10,381	10,387,467
4.45%, 11/03/45		7,230	8,044,611
4.50%, 2/06/57		28,095	30,932,539
Monsanto Co., 3.95%, 4/15/45		3,725	3,521,820
Moody’s Corp., 3.25%, 1/15/28 (a)		11,315	11,141,122
Morgan Stanley:
1.98%, 2/14/20 (b)		17,214	17,284,577
3.88%, 1/27/26		34,213	35,221,565
3.13%, 7/27/26		8,714	8,472,160
4.35%, 9/08/26		49,410	51,368,514
3.95%, 4/23/27		31,940	32,228,003
4.38%, 1/22/47		13,567	14,153,149
MPLX LP:
4.50%, 7/15/23		9,300	9,872,629
4.13%, 3/01/27		4,068	4,081,852
5.20%, 3/01/47		1,806	1,859,956
Mylan NV, 3.95%, 6/15/26		5,680	5,755,198
Nabors Industries, Inc., 5.50%, 1/15/23 (a)		7,365	6,978,337
Netflix, Inc., 3.63%, 5/15/27	EUR	4,771	5,537,758
New York & Presbyterian Hospital, 3.56%, 8/01/36	USD	4,084	3,963,702
Newell Brands, Inc., 4.20%, 4/01/26		9,763	10,366,226
Newfield Exploration Co., 5.38%, 1/01/26		16,430	17,005,050
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/27		26,805	27,230,771
NGPL PipeCo LLC:
7.12%, 12/15/17 (a)		54,736	55,762,300
7.77%, 12/15/37 (a)		5,073	6,036,870
Niska Gas Storage Ltd./Niska Gas Storage Canada Finance Corp., 6.50%, 4/01/19		16,755	17,006,325
NiSource Finance Corp., 3.49%, 5/15/27		14,830	14,932,045
Noble Energy, Inc., 5.63%, 5/01/21		886	911,395
Northwest Pipeline LLC, 4.00%, 4/01/27 (a)		9,670	9,698,101
NVIDIA Corp., 3.20%, 9/16/26		26,275	26,052,451
Oasis Petroleum, Inc., 7.25%, 2/01/19		2,019	2,003,857
Ochsner Clinic Foundation, 5.90%, 5/15/45		5,505	6,838,867
OI European Group BV, 3.13%, 11/15/24	EUR	639	740,005
Oracle Corp.:
3.90%, 5/15/35	USD	7,045	7,259,718
4.00%, 7/15/46		28,741	29,025,363
Owens Corning, 4.30%, 7/15/47		9,120	8,773,650
Parker-Hannifin Corp.:
3.25%, 3/01/27 (a)		8,938	9,029,409
4.10%, 3/01/47 (a)		5,224	5,458,751
Parsley Energy LLC/Parsley Finance Corp.:
6.25%, 6/01/24 (a)		7,540	7,917,000
5.38%, 1/15/25 (a)		40,322	40,624,415
PDC Energy, Inc., 7.75%, 10/15/22		17,828	18,496,550
PetSmart, Inc., 7.13%, 3/15/23 (a)		5,310	4,725,900
Pfizer, Inc., 4.00%, 12/15/36		9,668	10,213,817
Pioneer Energy Services Corp., 6.13%, 3/15/22		13,676	10,598,900
Pitney Bowes, Inc., 3.88%, 5/15/22		15,600	15,596,022
Ply Gem Industries, Inc., 6.50%, 2/01/22		3,730	3,906,877
Post Holdings, Inc.:
6.00%, 12/15/22 (a)		11,214	11,886,840
5.50%, 3/01/25 (a)		11,214	11,564,437
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (a)		15,560	16,908,430
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	952	1,140,064
Qorvo, Inc.:
6.75%, 12/01/23	USD	4,830	5,300,925
7.00%, 12/01/25		1,945	2,207,575

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
United States (continued)
QUALCOMM, Inc.:
2.60%, 1/30/23	USD	5,575	$5,554,662
3.25%, 5/20/27		17,040	17,078,953
Quicken Loans, Inc., 5.75%, 5/01/25 (a)		20,786	21,461,545
Quintiles IMS, Inc.:
3.25%, 3/15/25 (a)	EUR	1,050	1,218,909
3.25%, 3/15/25		400	464,346
Resolute Energy Corp., 8.50%, 5/01/20	USD	29,252	29,105,740
Reynolds American, Inc., 4.45%, 6/12/25		40,150	43,014,703
Rite Aid Corp., 6.13%, 4/01/23 (a)		5,845	5,739,059
RSP Permian, Inc., 6.63%, 10/01/22		13,458	13,962,675
RWJ Barnabas Health, Inc., 3.95%, 7/01/46		2,532	2,491,344
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		5,912	6,571,797
5.75%, 5/15/24		42,170	46,956,801
5.63%, 3/01/25		38,810	42,809,720
4.20%, 3/15/28 (a)		4,963	5,014,178
Sabre GLBL, Inc.:
5.38%, 4/15/23 (a)		15,725	16,393,313
5.25%, 11/15/23 (a)		9,769	10,135,337
Scientific Games International, Inc., 7.00%, 1/01/22 (a)		6,715	7,151,475
Sealed Air Corp., 4.50%, 9/15/23	EUR	545	698,601
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (a)	USD	11,425	12,453,250
SESI LLC, 6.38%, 5/01/19		5,262	5,196,225
Sherwin-Williams Co.:
3.13%, 6/01/24		2,465	2,477,488
3.45%, 6/01/27		3,525	3,548,283
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26		55,320	54,094,883
Silgan Holdings, Inc., 3.25%, 3/15/25	EUR	790	921,487
Sirius XM Radio, Inc., 5.38%, 4/15/25 (a)	USD	8,385	8,667,994
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		5,165	5,746,409
Southern Co. Gas Capital Corp., 4.40%, 5/30/47		9,445	9,633,258
Spectra Energy Partners LP, 3.38%, 10/15/26		2,670	2,609,832
Spectrum Brands, Inc.:
5.75%, 7/15/25		9,475	10,162,885
4.00%, 10/01/26	EUR	1,000	1,186,423
Sprint Communications, Inc.:
9.00%, 11/15/18 (a)	USD	2,607	2,829,403
7.00%, 3/01/20 (a)		7,359	8,078,857
Sprint Corp., 7.88%, 9/15/23		24,060	27,669,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 9/20/21 (a)		62,556	63,103,365
SSM Health Care Corp., 3.82%, 6/01/27		10,156	10,407,381
Standard Industries, Inc., 6.00%, 10/15/25 (a)		34,482	36,895,740
State Street Corp., 2.65%, 5/19/26		15,606	15,125,616
Steel Dynamics, Inc.:
5.13%, 10/01/21		3,515	3,609,835
5.50%, 10/01/24		20,612	21,900,250
5.00%, 12/15/26		6,635	6,809,169
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26		1,751	1,718,067
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		706	723,650
Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (a)		44,350	45,401,494
Team Health Holdings, Inc., 6.38%, 2/01/25 (a)(o)		13,732	13,320,040
Tecnoglass, Inc., 8.20%, 1/31/22 (a)		6,347	6,672,284
Tenet Healthcare Corp., 4.75%, 6/15/20 (b)		3,925	3,964,250

Corporate Bonds		Par (000)	Value
United States (continued)
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.50%, 10/15/19	USD	1,230	$1,297,650
6.25%, 10/15/22		33,714	35,821,125
5.25%, 1/15/25		18,790	19,729,500
T-Mobile USA, Inc.:
6.63%, 4/01/23		2,180	2,306,876
6.84%, 4/28/23		1,800	1,921,500
6.00%, 4/15/24		15,050	16,103,500
Total System Services, Inc., 3.80%, 4/01/21		9,670	10,070,048
TransDigm, Inc.:
5.50%, 10/15/20		3,807	3,883,140
6.00%, 7/15/22		20,475	21,089,250
6.50%, 7/15/24		12,375	12,777,187
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	1,000	1,217,077
U.S. Bancorp:
2.38%, 7/22/26	USD	17,300	16,303,970
3.15%, 4/27/27		32,850	32,904,794
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 8/15/21		18,937	19,860,195
United Rentals North America, Inc.:
7.63%, 4/15/22		224	234,080
5.75%, 11/15/24		3,275	3,430,563
5.50%, 7/15/25		7,480	7,835,300
United Technologies Corp.:
2.80%, 5/04/24		22,880	22,950,928
4.05%, 5/04/47		16,480	16,880,563
Valeant Pharmaceuticals International, Inc.:
5.38%, 3/15/20 (a)		16,964	16,391,465
6.38%, 10/15/20 (a)		8,700	8,428,125
7.50%, 7/15/21 (a)		5,320	5,153,750
5.63%, 12/01/21 (a)		12,501	11,282,153
4.50%, 5/15/23	EUR	274	256,556
7.00%, 3/15/24 (a)	USD	41,576	43,706,770
Valvoline, Inc., 5.50%, 7/15/24 (a)		10,267	10,857,353
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 2/01/23	EUR	900	1,103,747
VWR Funding, Inc., 4.63%, 4/15/22		465	551,083
Walgreens Boots Alliance, Inc.:
3.45%, 6/01/26	USD	18,580	18,540,722
4.80%, 11/18/44		8,997	9,574,194
Washington Mutual Bank:
0.00%, 5/01/09 (g)(k)		25,126	5,606,239
0.00%, 11/06/09 (g)(k)		45,161	10,076,548
0.00%, 6/16/10 (g)(k)		14,745	3,289,978
5.55%, 6/16/10 (g)(k)		2,631	587,042
0.00%, 2/04/11 (g)(k)		15,753	3,514,888
Wells Fargo & Co.:
3.58%, 5/22/28 (b)		21,780	22,011,543
4.75%, 12/07/46		35,521	37,924,848
Wesleyan University, 4.78%, 7/01/16		8,186	8,006,825
West Corp., 4.75%, 7/15/21 (a)		7,403	7,541,806
Western Digital Corp.:
7.38%, 4/01/23 (a)		7,770	8,537,287
10.50%, 4/01/24		29,865	35,231,143
Western Refining Logistics LP/WNRL Finance Corp., 7.50%, 2/15/23		20,553	22,145,857
Williams Partners LP:
4.00%, 9/15/25		17,537	17,859,786
3.75%, 6/15/27		17,280	17,104,159
Williams Partners LP/ACMP Finance Corp., 4.88%, 5/15/23		1,060	1,099,877
Willis North America, Inc., 3.60%, 5/15/24		24,139	24,382,225
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	675	813,355
Xilinx, Inc., 2.95%, 6/01/24	USD	4,395	4,406,849
XPO Logistics, Inc., 5.75%, 6/15/21	EUR	780	927,048

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	53

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23 (n)	USD	10,815	$11,382,787
6.38%, 5/15/25		3,760	4,058,431

			5,500,112,877
Total Corporate Bonds — 30.8%			8,950,571,591

Floating Rate Loan Interests (b)
France — 0.0%
SFR Group SA (Ypso France SAS):
EUR TLB-10 Incremental Term Loan, 3.75%, 1/14/25	EUR	379	434,682
EUR TLB-10 Refinancing Term Loan, 3.75%, 1/14/25		1,810	2,076,440
EUR TLB-11 Term Loan, 3.00%, 7/31/25		3,100	3,549,524
Vivarte SAS, 4.00% - 7.00%, 10/29/19 (m)		107	86,194

			6,146,840
Germany — 0.0%
Jade Germany GmbH, Initial Euro Term Loan, 5.75%, 5/31/23		4,000	4,634,306
Springer SBM Two GmbH, Term Loan, 9.00%, 8/16/21 (c)		859	991,352
Springer Science+Business Media Deutschland GMBH (FKA Blitz 13-253 GmbH), Initial Term B11 Loan, 3.25%, 8/14/20		1,995	2,287,389

			7,913,047
Ireland — 0.0%
Eircom Finco S.à r.l., Facility B, 3.25%, 4/19/24		2,299	2,641,018
Italy — 0.1%
Sit SpA, Medium Term Facility B, 5.50%, 4/30/20 (c)		12,000	13,431,711
Luxembourg — 0.0%
Azelis Finance SA (Azelis U.S. Holding, Inc.), Euro Term Loan (First Lien), 5.00%, 12/16/22		764	884,014
Mallinckrodt International Finance SA, 2017 Term B Loan, 4.05%, 9/24/24	USD	4,863	4,848,030
TigerLuxOne S.à r.l., Euro Term B-1 Loan (First Lien), 4.50%, 2/22/24	EUR	2,500	2,877,995

			8,610,039
Netherlands — 0.1%
Amaya Holdings BV:
Initial 2017 Euro Term Loan (First Lien), 3.75%, 8/01/21		1,890	2,175,267
Initial Term B Loan (Second Lien), 8.30%, 8/01/22	USD	6,028	6,026,281
Fugue Finance BV, Initial Euro Term Loan, 3.25%, 6/26/24	EUR	1,500	1,730,635
MacDermid Agricultural Solutions Holdings BV (Netherlands Agricultural Investment Partners LLC), Euro Tranche C-5 Term Loan, 3.50%, 6/07/23		1,995	2,293,473

			12,225,656
Spain — 0.0%
Car Rentals Subsidiary, S.L.U. (AKA Goldcar), Facility B, 6.00%, 6/18/20		6,350	7,285,521
Dorna Sports SL, B2€Term Loan Facility, 3.25%, 4/12/24		1,500	1,725,187

			9,010,708

Floating Rate Loan Interests (b)		Par (000)	Value
Sweden — 0.0%
Verisure Holding AB (Public), Facility B1E, 3.00%, 10/21/22	EUR	2,500	$2,864,147
United Kingdom — 0.1%
CD&R Firefly Bidco Ltd., Facility B1, 4.50%, 7/18/22	GBP	1,375	1,816,254
INEOS Finance PLC, New 2024 Euro Term Loan, 3.25%, 4/01/24	EUR	2,379	2,736,513
INOVYN Finance PLC, 2024 Tranche B Euro Term Loan, 3.75%, 5/10/24		2,000	2,309,181
Intervias Finco Ltd. (FKA Optima Sub-Finco Ltd.), Term Facility D2 (EUR), 4.00%, 1/30/23		3,307	3,811,537
Richmond UK Holdco Ltd., Facility B, 4.50%, 3/03/24	GBP	1,670	2,202,834
Virgin Media SFA Finance Ltd., J Facility, 3.75%, 1/31/26		875	1,146,065

			14,022,384
United States — 2.5%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.23%, 12/13/19	USD	7,008	6,945,537
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.48%, 6/20/22		13,765	13,789,297
A-R HHC Orlando Convention Hotel LLC, Mezzanine Loan, 7.41%, 8/07/21 (c)		15,000	15,000,000
Ascend Performance Materials Operations LLC, Term B Loan, 6.80%, 8/12/22 (c)		2,004	2,016,512
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Term B-1 Euro Loan, 3.00%, 2/01/23	EUR	1,741	2,012,081
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-3 Loan, 3.48% - 3.55%, 2/16/24	USD	9,705	9,678,067
Berry Global Group, Inc. (FKA Berry Plastics Corp.), Term I Loan, 3.62% - 3.73%, 10/01/22		11,958	11,965,133
BMC Software Finance, Inc., Initial B-1 U.S. Term Loan, 5.23%, 9/10/22		7,094	7,103,842
BRE/Lauderdale Grande LLC, Mezzanine Term Loan, 7.10%, 7/09/19 (c)		7,000	6,790,000
Caesars Entertainment Resort Properties LLC, Term B Loan, 4.54%, 10/11/20		21,384	21,486,831
Camelot U.S. Acquisition 1 Co. (AKA Thomson Reuters Intellectual Property & Science), New Term Loan, 4.73%, 10/03/23		6,799	6,835,152
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 3.98%, 5/20/21		6,733	6,776,727
Centurylink, Inc., Initial Term B Loan, 2.75%, 1/31/25		34,810	34,394,369
Charter Communications Operating LLC (AKA CCO Safari LLC), Term I-1 Loan, 3.48%, 1/15/24		10,075	10,107,233
Chemours Co., Tranche B-1 Euro Term Loan, 3.00%, 5/12/22	EUR	2,993	3,438,535
CHS/Community Health Systems, Inc.:
Incremental 2019 Term G Loan, 3.79% - 3.95%, 12/31/19	USD	4,060	4,052,865
Incremental 2021 Term H Loan, 4.04% - 4.20%, 1/27/21		6,433	6,419,302
Dell International LLC (EMC Corp.), New Term B Loan, 3.73%, 9/07/23		9,950	9,983,196
Dynegy, Inc., Tranche C-1 Term Loan, 4.48%, 2/07/24		3,411	3,402,751
Energy Transfer Equity LP, Loan, 3.97%, 2/02/24		9,800	9,744,924

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.30%, 12/01/23	USD	7,366	$7,395,839
Equinix, Inc., Term B-2 Loan, 3.25%, 1/05/24	EUR	1,397	1,609,227
First Data Corp., 2024 New Dollar Term Loan, 3.72%, 4/26/24	USD	11,322	11,318,008
Gates Global LLC, Initial B-1 Dollar Term Loan, 4.55%, 4/01/24		15,860	15,845,947
Gol Luxco SA, Term Loan, 6.50%, 8/31/20		31,442	32,149,445
Hilton Worldwide Finance LLC, Series B-2 Term Loan, 3.22%, 10/25/23		13,433	13,468,405
Holding Sole Memberbri 1868 Riata LLC, Term Loan, 1.29%, 6/09/22		20,000	20,000,000
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-6 Term Loan, 4.05%, 2/01/22		10,259	10,187,591
Informatica Corp., Dollar Term Loan, 4.80%, 8/05/22		4,883	4,876,514
InVentiv Group Holdings, Inc., Initial Term Loan, 4.95%, 11/09/23		7,301	7,310,565
Jaguar Holding Co. I LLC (FKA Jaguar Holding Co. I), 2017 Term Loan, 3.98% - 4.05%, 8/18/22		9,673	9,674,353
JAX MEZZ LLC, Mezzanine Loan, 6.59%, 10/04/21 (c)		12,000	11,922,000
KFC Holding Co. (AKA Yum! Brands), Term B Loan, 3.21%, 6/16/23		2,878	2,886,202
Klockner Pentaplast of America, Inc. (FKA Kleopatra Acquisition Corp.), Euro Term Loan, 4.75%, 6/29/22	EUR	5,000	5,675,069
Level 3 Financing, Inc., Tranche B 2024 Term Loan, 3.47%, 2/22/24	USD	4,875	4,884,165
Lions Gate Entertainment Corp., Term B Loan, 4.23%, 12/08/23		2,152	2,163,144
Logoplaste Parent S.à r.l. (FKA CEP IV Investment 11 S.à r.l.), Facility B Netherlands, 4.00%, 10/04/23	EUR	1,700	1,952,590
LSTAR Securities Financing Vehicle:
Term Loan, 2.00%, 6/16/25	USD	98,020	97,059,404
Term Loan, 3.56%, 5/10/25 (c)		96,204	95,362,096
MacDermid European Holdings BV (MacDermid Funding LLC), Euro Tranche C-4 Term Loan, 4.25%, 6/07/20	EUR	1,583	1,820,191
MGM Growth Properties Operating Partnership LP, Term B Loan, 3.48%, 4/25/23	USD	3,965	3,968,459
Mission Broadcasting, Inc., Term B Loan, 4.24% - 7.25%, 1/17/24		554	554,782
Nexstar Broadcasting, Inc., Term B Loan, 4.24%, 1/17/24		5,606	5,614,783
PT MNC Sky Vision Tbk, Facility, 5.47%, 11/07/19 (c)		15,000	14,625,000
Realogy Group LLC (FKA Realogy Corp.), Initial Term B Loan, 3.48%, 7/20/22		570	571,411
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.23%, 2/05/23		6,255	6,259,768
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.98%, 8/21/20		360	362,700
Tranche 2 Term Loan (Second Lien), 5.11%, 6/21/21		16,280	16,320,700
Sabre GLBL, Inc. (FKA Sabre, Inc.), 2017 Incremental Term Loan, 3.98%, 2/22/24		9,701	9,758,390
Sedgwick Claims Management Services, Inc., Initial Term Loan (First Lien), 3.98%, 3/01/21		4,069	4,066,776
Serta Simmons Bedding LLC, Initial Term Loan (First Lien), 4.68% - 4.80%, 11/08/23		6,833	6,822,147
ServiceMaster Co. LLC, Tranche C Term Loan, 3.73%, 11/08/23		13,632	13,685,481

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
SJC 33 Holdings 2015 LLC, Term Loan, 4.35%, 12/31/19	USD	30,000	$30,000,000
Sprint Communications, Inc., Initial Term Loan, 3.75%, 2/02/24		9,726	9,723,583
SS&C Technologies Holdings, Inc.:
2017 Refinancing New Term B-1 Loan, 3.48%, 7/08/22		3,177	3,187,970
2017 Refinancing New Term B-2 Loan, 3.48%, 7/08/22		193	193,365
Trans Union LLC, 2016 Incremental Term B-2 Commitment, 3.73%, 4/09/23		16,982	17,078,966
TransDigm, Inc.:
Tranche C Term Loan, 4.23% - 4.30%, 2/28/20		4,221	4,218,229
Tranche F Term Loan, 4.23%, 6/09/23		7,830	7,814,175
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan, 3.98%, 3/15/24		12,606	12,348,641
Veritas U.S., Inc., New Euro Term B Loan, 5.50%, 1/27/23	EUR	6,982	8,019,364
Virgin Media Bristol LLC, I Facility, 3.91%, 1/31/25	USD	1,445	1,444,639
Western Digital Corp., U.S. Term B-2 Loan, 3.98%, 4/29/23		6,376	6,397,311

			732,539,749
Total Floating Rate Loan Interests — 2.8%			809,405,299

Foreign Agency Obligations
Argentina — 0.1%
Petrobras Argentina SA, 7.38%, 7/21/23 (a)		11,484	12,112,634
YPF SA:
8.88%, 12/19/18 (a)		17,260	18,492,364
8.50%, 3/23/21 (a)		2,500	2,780,725

			33,385,723
Australia — 0.0%
SGSP Australia Assets Property Ltd., 3.50%, 7/07/27		5,480	5,433,420
Brazil — 0.5%
Petrobras Global Finance BV:
5.75%, 1/20/20		5,000	5,188,500
4.88%, 3/17/20		5,000	5,100,500
3.75%, 1/14/21	EUR	1,710	2,020,177
5.38%, 1/27/21	USD	47,510	48,303,417
8.38%, 5/23/21		60,634	67,872,487
6.13%, 1/17/22		5,000	5,157,500
4.38%, 5/20/23		7,780	7,336,540
4.75%, 1/14/25	EUR	3,185	3,714,857
8.75%, 5/23/26	USD	1,288	1,481,200
7.38%, 1/17/27		5,355	5,665,590
5.38%, 10/01/29	GBP	1,310	1,601,346
6.63%, 1/16/34		640	809,392

			154,251,506
British Virgin Islands — 0.0%
Bluestar Finance Holdings Ltd., 3.50%, 9/30/21	USD	6,804	6,811,559

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	55

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Foreign Agency Obligations		Par (000)	Value
Canada — 0.2%
NOVA Chemicals Corp.:
5.25%, 8/01/23 (a)	USD	21,874	$22,475,535
4.88%, 6/01/24 (a)		16,606	16,543,727
5.00%, 5/01/25 (a)		3,775	3,756,125

			42,775,387
Chile — 0.0%
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 1/25/47 (a)		3,482	3,750,253
China — 0.7%
Chang Development International Ltd., 3.63%, 1/20/20		7,375	7,338,855
China Railway Construction Corp. Ltd., 1.50%, 12/21/21 (j)	CNH	58,000	8,404,681
Chinalco Capital Holdings Ltd., 4.25%, 4/21/22	USD	11,875	11,935,598
CNAC HK Synbridge Co. Ltd., 5.00%, 5/05/20		31,237	31,588,416
CNOOC Finance 2012 Ltd., 5.00%, 5/02/42		4,065	4,520,788
Dianjian Haiyu Ltd., 3.50% (b)(l)		8,255	8,203,571
HeSteel Hong Kong Co. Ltd., 4.25%, 4/07/20		17,000	16,850,383
Huarong Finance 2017 Co. Ltd., 4.75%, 4/27/27		6,000	6,146,376
Huarong Finance II Co. Ltd.:
5.50%, 1/16/25		7,500	8,061,330
4.63%, 6/03/26		4,244	4,310,109
4.88%, 11/22/26		2,547	2,635,911
ICBCIL Finance Co. Ltd., 3.38%, 4/05/22		20,785	20,949,950
Jinan West City Investment & Development Group Co. Ltd., 3.13%, 10/11/21		3,450	3,334,922
Rongshi International Finance Ltd.:
2.88%, 5/04/22		9,405	9,385,588
3.63%, 5/04/27		17,880	17,944,815
Shanhai Hong Kong International Investments Ltd., 3.88%, 4/20/20		5,865	5,908,987
Sinochem Offshore Capital Co. Ltd., 3.12%, 5/24/22		7,850	7,849,113
Sino-Ocean Land Treasure Finance I Ltd., 6.00%, 7/30/24		1,511	1,652,561
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 2/04/27		582	628,014
Sinopec Group Overseas Development 2017 Ltd., 4.25%, 4/12/47		8,800	8,933,003
Tewoo Group Finance No. 2 Ltd., 4.50%, 12/16/19		6,800	6,868,449
Tewoo Group Finance No. 3 Ltd., 4.63%, 4/06/20		8,025	8,159,009

			201,610,429
France — 0.1%
Electricite de France SA, 3.63%, 10/13/25		7,315	7,482,557
NEW Areva SA, 4.88%, 9/23/24	EUR	10,850	13,653,398

			21,135,955
Hong Kong — 0.1%
China Cinda Finance 2015 I Ltd., 4.25%, 4/23/25		10,000	10,147,720
China Cinda Finance 2017 I Ltd., 4.40%, 3/09/27		8,600	8,748,341
China Great Wall International Holdings III Ltd., 2.63%, 10/27/21		6,250	6,085,687

			24,981,748

Foreign Agency Obligations		Par (000)	Value
India — 0.1%
BPRL International Singapore Pte Ltd., 4.38%, 1/18/27	USD	17,700	$18,322,385
Greenko Investment Co., 4.88%, 8/16/23		7,632	7,423,311

			25,745,696
Indonesia — 0.1%
Pertamina Persero PT:
5.63%, 5/20/43		11,189	11,580,414
6.45%, 5/30/44		21,398	24,287,286
Perusahaan Gas Negara Persero Tbk, 5.13%, 5/16/24		6,331	6,799,063

			42,666,763
Mexico — 0.0%
Petroleos Mexicanos, 4.63%, 9/21/23		3,956	4,003,472
Mongolia — 0.0%
Trade & Development Bank of Mongolia LLC, 9.38%, 5/19/20		7,160	7,643,336
Panama — 0.1%
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)		13,312	14,077,440
Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 6/27/19		596	604,165
United Arab Emirates — 0.1%
Abu Dhabi National Energy Co. PJSC, 3.63%, 1/12/23		14,000	14,070,504
Total Foreign Agency Obligations — 2.1%			602,947,356

Foreign Government Obligations
Argentina — 1.5%
Argentina Bogar Bonds, 2.00%, 2/04/18 (b)	ARS	12,120	391,561
Argentina Bonar Bonds, 7.63%, 4/18/37	USD	9,020	9,174,882
Argentina POM Politica Monetaria, 19.63%, 6/21/20 (b)	ARS	300,410	18,759,811
Argentine Bonos del Tesoro:
22.75%, 3/05/18		517,130	33,600,072
18.20%, 10/03/21		40,531	2,694,426
16.00%, 10/17/23		112,357	7,489,544
Republic of Argentina:
21.20%, 9/19/18		700,000	44,989,634
9.00%, 11/29/18	USD	27,629	29,839,378
6.25%, 4/22/19		142,211	148,966,023
2.25%, 4/28/20	ARS	37,120	2,484,418
5.63%, 1/26/22	USD	48,042	49,195,008
7.82%, 12/31/33	EUR	28,770	35,126,948
7.82%, 12/31/33		24,099	28,884,640
7.13%, 6/28/2117		13,950	12,659,625
7.13%, 6/28/2117 (a)	USD	14,885	13,508,137

			437,764,107
Brazil — 0.0%
Federative Republic of Brazil, 2.88%, 4/01/21	EUR	7,946	9,342,363
China — 0.0%
People’s Republic of China, 3.30%, 7/04/23	CNH	38,000	5,324,254

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Foreign Government Obligations		Par (000)	Value
Colombia — 0.1%
Republic of Colombia:
11.75%, 2/25/20	USD	446	$553,040

4.38%, 7/12/21		26,759	28,471,576
			29,024,616
Egypt — 0.2%
Arab Republic of Egypt:
5.75%, 4/29/20		22,037	22,611,505
8.50%, 1/31/47		11,510	12,407,181
8.50%, 1/31/47 (a)		10,846	11,691,424

			46,710,110
Germany — 0.4%
Deutsche Bundesrepublik, 0.25%, 2/15/27	EUR	53,837	60,195,379
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26		46,539	58,567,772

			118,763,151
Greece — 0.1%
Hellenic Republic:
3.00%, 2/24/23 (e)		817	867,309
3.00%, 2/24/24 (e)		817	851,392
3.00%, 2/24/25 (e)		817	841,045
3.00%, 2/24/26 (e)		817	831,235
3.00%, 2/24/27 (e)		817	820,720
3.00%, 2/24/28 (e)		817	793,521
3.00%, 2/24/29 (e)		817	767,997
3.00%, 2/24/30 (e)		817	750,820
3.00%, 2/24/31 (e)		817	738,514
3.00%, 2/24/32 (e)		817	729,519
3.00%, 2/24/33 (e)		817	717,595
3.00%, 2/24/34 (e)		817	707,406
3.00%, 2/24/35 (e)		817	697,188
3.00%, 2/24/36 (e)		817	689,171
3.00%, 2/24/37 (e)		817	681,739
3.00%, 2/24/38 (e)		817	677,773
3.00%, 2/24/39 (e)		817	675,616
3.00%, 2/24/40 (e)		817	675,609
3.00%, 2/24/41 (e)		817	674,732
3.00%, 2/24/42 (e)		817	674,954

			14,863,855
India — 1.0%
National Highways Authority of India, 7.30%, 5/18/22	INR	1,800,000	28,057,917
Republic of India:
7.16%, 5/20/23		2,105,000	33,175,223
7.68%, 12/15/23		5,500,000	89,174,241
7.72%, 5/25/25		2,000,000	32,513,634
8.20%, 9/24/25		2,000,000	33,300,824
6.79%, 5/15/27		4,393,000	69,322,916
7.59%, 3/20/29		600,000	9,711,390
6.79%, 12/26/29		612,000	9,475,763

			304,731,908
Indonesia — 0.9%
Perusahaan Penerbit SBSN Indonesia III:
4.33%, 5/28/25	USD	6,500	6,703,450
4.15%, 3/29/27		12,925	13,118,875

Foreign Government Obligations		Par (000)	Value
Indonesia (continued)
Republic of Indonesia:
5.88%, 3/13/20	USD	13,741	$15,020,081
7.00%, 5/15/22	IDR	392,444,000	29,828,983
8.38%, 3/15/24		166,991,000	13,602,646
8.38%, 9/15/26		813,288,000	67,308,697
7.00%, 5/15/27		413,085,000	31,382,372
3.75%, 6/14/28	EUR	10,000	12,510,097
9.00%, 3/15/29	IDR	55,662,000	4,756,260
7.50%, 8/15/32		212,134,000	16,115,976
8.25%, 5/15/36		484,592,000	38,996,430

			249,343,867
Ireland — 0.1%
Republic of Ireland, 1.00%, 5/15/26	EUR	24,140	27,850,029
Italy — 1.4%
Buoni Poliennali del Tesoro, 0.45%, 5/22/23		56,747	64,900,748
Buoni Poliennali Del Tesoro, 1.25%, 12/01/26		7,900	8,427,728
Buoni Poliennali del Tesoro, 2.20%, 6/01/27		36,100	41,457,564
Buoni Poliennali Del Tesoro Inflation Linked Bonds:
2.15%, 11/12/17		21,645	24,980,638
2.35%, 9/15/19		128,480	175,370,899
2.10%, 9/15/21		71,805	98,567,620

			413,705,197
Kuwait — 0.0%
State of Kuwait, 2.75%, 3/20/22	USD	11,450	11,490,075
Lebanon — 0.1%
Lebanese Republic, 6.85%, 3/23/27		28,031	28,220,938
Maldives — 0.0%
Republic of Maldives, 7.00%, 6/07/22		4,500	4,517,581
Mexico — 0.4%
United Mexican States:
Series M, 4.75%, 6/14/18	MXN	9,568	51,666,014
5.75%, 3/05/26		6,469	33,276,306
7.50%, 6/03/27		2,373	13,760,687
8.00%, 11/07/47		670	4,022,935
United Mexican States Inflation Linked Bonds, 3.50%, 12/14/17		592	18,912,759

			121,638,701
Mongolia — 0.0%
Mongolian People’s Republic, 7.50%, 6/30/18	CNH	20,000	2,927,537
New Zealand — 0.1%
New Zealand Government Bonds:
3.00%, 9/20/30	NZD	20,941	17,918,378
2.50%, 9/20/35		18,524	14,632,083

			32,550,461
Portugal — 0.0%
Republic of Portugal, 5.13%, 10/15/24	USD	5,765	5,880,300
Russia — 1.9%
Russian Federation:
7.50%, 8/18/21	RUB	12,220,486	204,624,501
7.40%, 12/07/22		2,649,530	44,161,005
7.75%, 9/16/26		3,552,841	60,303,414
8.15%, 2/03/27		9,253,758	163,249,001
7.05%, 1/19/28		4,895,514	79,067,013

			551,404,934

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	57

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Foreign Government Obligations		Par (000)	Value
South Africa — 0.4%
Republic of South Africa:
5.50%, 3/09/20	USD	26,650	$28,245,802
6.25%, 3/31/36	ZAR	1,756,012	94,754,716

			123,000,518
Spain — 0.2%
Kingdom of Spain:
1.45%, 10/31/27	EUR	22,470	25,238,932
2.35%, 7/30/33		21,170	24,483,661

			49,722,593
Sri Lanka — 0.2%
Republic of Sri Lanka:
6.25%, 7/27/21	USD	2,566	2,717,769
5.75%, 1/18/22		6,300	6,522,056
6.13%, 6/03/25		9,000	9,184,761
6.85%, 11/03/25		17,500	18,439,855
6.83%, 7/18/26		8,990	9,470,291
6.20%, 5/11/27		7,375	7,363,259

			53,697,991
Tunisia — 0.0%
Banque Centrale de Tunisie International Bond, 4.50%, 6/22/20	EUR	6,820	8,108,536
Turkey — 1.3%
Republic of Turkey:
10.50%, 1/15/20	TRY	161,780	45,916,102
7.00%, 6/05/20	USD	37,835	41,369,924
9.20%, 9/22/21	TRY	214,280	58,252,588
11.00%, 3/02/22		442,616	128,188,749
8.80%, 9/27/23		107,570	28,486,506
7.38%, 2/05/25	USD	32,340	37,450,690
6.00%, 3/25/27		28,318	30,151,874

			369,816,433
United Kingdom — 0.3%
United Kingdom Gilt:
3.50%, 1/22/45	GBP	33,536	58,601,714
1.50%, 7/22/47		16,840	20,086,219

			78,687,933
Total Foreign Government Obligations — 10.6%			3,099,087,988

Investment Companies		Shares
Energy Select Sector SPDR Fund		339,103	22,014,567
Financial Select Sector SPDR Fund		1,612,683	39,784,890
iShares China Large-Cap ETF		288,887	11,471,703
iShares Core MSCI Emerging Markets ETF (i)(p)		132,130	5,468,861
iShares iBoxx $ High Yield Corporate Bond ETF (p)		4,676,456	413,351,946
iShares J.P. Morgan USD Emerging Markets Bond ETF (p)		1,195,180	136,680,785
iShares Short Maturity Bond ETF (p)		996,000	50,068,920
iShares U.S. Home Construction ETF (p)		281,251	9,545,659
PowerShares QQQ Trust Series 1 (i)		570,300	78,496,092
SPDR Bloomberg Barclays High Yield Bond ETF		2,078,256	77,311,123
SPDR S&P Oil & Gas Exploration & Production ETF		141,861	4,528,203
Total Investment Companies — 2.9%			848,722,749

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations — 3.2%
Cayman Islands — 0.3%
LSTAR Securities Investment Ltd.:
Series 2016-3, Class A, 3.05%, 9/01/21 (a)(b)	USD	30,229	$29,991,580
Series 2017-2, Class A1, 3.05%, 2/01/22 (a)(b)(c)		32,879	32,900,047
LSTAR Securities Investment Trust, Series 2016-5, Class A1, 3.05%, 11/01/21 (a)(b)(c)		24,040	24,181,622

			87,073,249
France — 0.0%
SapphireOne Mortgages FCT 2016-3, Series 2016-3, Class B, 1.08%, 6/27/61 (b)	EUR	4,800	5,482,331
Ireland — 0.0%
Bluestep Mortgage Securities No.2 Ltd., Series 2, Class AB, 1.52%, 11/10/55 (b)	SEK	30,160	3,585,339
Italy — 0.0%
Berica 8 Residential MBS Srl, Series 8, Class A, 0.00%, 3/31/48 (b)	EUR	1,286	1,463,351
Spain — 0.0%
SRF Fondo de Titulizacion:
Series 2017-1, Class B, 1.59%, 4/26/63 (b)		3,400	3,900,793
Series 2017-1, Class D, 2.29%, 4/26/22 (b)		1,200	1,292,997

			5,193,790
United Kingdom — 0.8%
Auburn Securities 5 PLC, Series 5, Class A2, 0.57%, 12/01/41 (b)	GBP	3,800	4,868,811
Castell PLC, Series 2017-1, Class X, 0.00%, 10/25/44 (b)		7,360	9,586,076
Eurosail PLC:
Series 2006-2X, Class A2C, 0.45%, 12/15/44 (b)		13,301	17,014,979
Series 2006-4X, Class A3A, 0.00%, 12/10/44 (b)	EUR	1,820	2,053,939
Series 2006-4X, Class A3C, 0.45%, 12/10/44 (b)	GBP	1,450	1,856,286
Eurosail-UK PLC:
Series 2007-4X, Class A3, 1.24%, 6/13/45 (b)		2,105	2,734,550
Series 2007-4X, Class A4, 1.24%, 6/13/45 (b)		3,925	4,798,331
Finsbury Square PLC:
Series 2016-1, Class B, 3.16%, 2/16/58 (b)		4,585	6,011,488
Series 2016-1, Class X, 5.31%, 2/16/58 (b)		138	179,683
Series 2016-2, Class B, 2.11%, 8/16/58 (b)		2,890	3,802,194
Series 2016-2, Class C, 2.61%, 8/16/58 (b)		3,448	4,551,976
Series 2016-2, Class X, 4.81%, 8/16/58 (b)		2,272	2,959,352
Series 2017-1, Class C, 2.24%, 3/12/20 (b)		3,360	4,410,568
Gemgarto PLC:
Series 2015-1, Class X1, 3.81%, 2/16/47 (b)		966	1,259,639
Series 2015-2, Class B, 2.66%, 2/16/54 (b)		1,560	2,054,647
Gosforth Funding PLC, Series 2014-1, Class A2, 0.92%, 10/19/56 (b)		2,190	2,869,701
Great Hall Mortgages No. 1 PLC, Series 2007-2X, Class BA, 0.60%, 6/18/39 (b)		17,570	19,908,480
Hawksmoor Mortgages PLC, Series 2016-1, Class B, 1.90%, 5/25/53 (b)		11,696	15,308,505
Ludgate Funding PLC:
Series 2007-1, Class BB, 0.00%, 1/01/61 (b)	EUR	3,369	3,336,216

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United Kingdom (continued)
Series 2007-1, Class MB, 0.00%, 1/01/61 (b)	EUR	2,808	$2,842,814
Paragon Mortgages No. 10 PLC, Series 10X, Class B1B, 0.21%, 6/15/41 (b)		224	233,400
Paragon Mortgages No. 11 PLC, Series 11X, Class BB, 0.15%, 10/15/41 (b)		908	944,961
Paragon Mortgages No. 12 PLC, Series 12X, Class B1B, 0.15%, 11/15/38 (b)		1,090	1,124,552
Paragon Mortgages No. 13 PLC:
Series 13X, Class A2C, 1.34%, 1/15/39 (b)	USD	3,904	3,729,497
Series 13X, Class B1B, 0.05%, 1/15/39 (b)	EUR	2,655	2,698,209
Paragon Mortgages No. 14 PLC, Series 14X, Class BB, 0.03%, 9/15/39 (b)		6,666	6,259,967
Paragon Mortgages No. 23 PLC, Series 23, Class C, 2.54%, 1/15/43 (b)	GBP	4,450	5,816,209
Ripon Mortgages PLC, Series 1X, Class C1, 1.87%, 8/20/56 (b)		15,430	19,791,845
RMAC Securities No. 1 PLC, Series 2007-NS1X, Class M1C, 0.00%, 6/12/44 (b)	EUR	3,872	4,011,346
Trinity Square PLC, Series 2015-1X, Class B, 1.74%, 7/15/51 (b)	GBP	875	1,142,176
Warwick Finance Residential Mortgages No. 1 PLC:
Series 1, Class A, 1.29%, 9/21/49 (b)		11,380	14,915,407
Series 1, Class B, 1.49%, 9/21/49 (b)		26,155	33,401,693
Warwick Finance Residential Mortgages No. Two PLC, Series 2, Class C, 2.09%, 9/21/49 (b)		12,700	16,442,308

			222,919,805
United States — 2.1%
Ajax Mortgage Loan Trust:
Series 2015-C, Class A, 3.88%, 3/25/57 (a)(e)	USD	7,601	7,452,374
Series 2016-A, Class A, 4.25%, 8/25/64 (a)(e)		13,818	13,913,295
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.67%, 10/25/46 (b)		4,960	4,208,760
Series 2006-4, Class 1A12, 1.43%, 10/25/46 (b)		11,221	8,350,636
Series 2006-5, Class A1, 1.65%, 11/25/46 (b)		14,583	7,720,698
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 7/25/46 (a)(e)		6,890	6,912,161
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (a)(e)		2,093	2,095,622
APS Resecuritization Trust:
Series 2016-3, Class 3A, 3.84%, 9/27/46 (a)(b)(c)		25,652	25,908,961
Series 2016-3, Class 4A, 3.59%, 4/27/47 (a)(b)(c)		7,362	7,435,533
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 5/01/33 (a)(b)(c)		5,390	5,465,782
BCAP LLC Trust, Series 2010-RR11, Class 4A1, 3.05%, 3/27/47 (a)(b)		7,451	7,431,393
Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, 1.34%, 11/25/36 (b)		5,397	4,964,444
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.31%, 9/25/47 (b)		15,321	10,984,204
Bear Stearns Asset-Backed Securities I Trust:
Series 2005-AC9, Class A5, 6.25%, 12/25/35 (e)		5,294	5,256,979
Series 2006-AC1, Class 1A2, 6.25%, 2/25/36 (e)		6,346	5,664,853

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Bear Stearns Mortgage Funding Trust:
Series 2007-AR2, Class A1, 1.19%, 3/25/37 (b)	USD	301	$255,192
Series 2007-AR3, Class 1A1, 1.16%, 3/25/37 (b)		3,979	3,599,264
Series 2007-AR4, Class 2A1, 1.23%, 6/25/37 (b)		3,204	2,730,330
COLT LLC, Series 2015-1, Class A1V, 4.02%, 12/26/45 (a)(b)		3,512	3,506,926
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 1.52%, 1/25/36 (b)		4,793	4,231,295
Series 2006-15CB, Class A1, 6.50%, 6/25/36		1,125	888,828
Series 2006-23CB, Class 2A5, 1.62%, 8/25/36 (b)		12,476	4,802,011
Series 2006-34, Class A3, 1.92%, 11/25/46 (b)		8,588	4,286,940
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37		5,025	3,894,960
Series 2006-J7, Class 2A1, 2.15%, 11/20/46 (b)		9,171	5,739,042
Series 2006-OA11, Class A4, 1.41%, 9/25/46 (b)		7,452	5,877,033
Series 2006-OA14, Class 1A1, 2.46%, 11/25/46 (b)		24,489	22,917,731
Series 2006-OA16, Class A4C, 1.56%, 10/25/46 (b)		12,619	6,363,470
Series 2006-OA21, Class A1, 1.40%, 3/20/47 (b)		8,033	6,736,562
Series 2006-OA6, Class 1A2, 1.43%, 7/25/46 (b)		13,277	12,505,494
Series 2006-OC7, Class 2A3, 1.27%, 7/25/46 (b)		7,095	5,268,945
Series 2007-25, Class 1A3, 6.50%, 11/25/37		35,819	29,002,948
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37		7,499	5,499,595
Series 2007-OA2, Class 1A1, 1.57%, 3/25/47 (b)		21,671	16,709,880
Series 2007-OA3, Class 1A1, 1.36%, 4/25/47 (b)		7,112	6,327,721
Series 2007-OA7, Class A1B, 1.36%, 5/25/47 (b)		7,361	6,841,362
Series 2007-OH3, Class A1A, 1.51%, 9/25/47 (b)		7,612	6,509,842
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-22, Class 2A1, 3.19%, 11/25/35 (b)		3,220	2,763,388
Series 2006-OA4, Class A1, 1.69%, 4/25/46 (b)		37,318	19,328,250
Credit Suisse Commercial Mortgage Trust:
Series 2014-2R, Class 28A1, 3.00%, 6/27/37 (a)(b)		5,526	5,194,262
Series 2014-4R, Class 16A3, 1.19%, 2/27/36 (a)(b)(c)		3,750	3,345,821
Series 2014-9R, Class 3A1, 1.83%, 11/27/37 (a)(b)		12,317	11,983,408
Series 2014-9R, Class 9A1, 1.11%, 8/27/36 (a)(b)(c)		6,102	4,785,961
Credit Suisse Mortgage Capital Certificates: 0.00%, 2/01/47 (a)(c)		8,528	8,527,591

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	59

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Series 2011-5R, Class 3A1, 3.33%, 9/27/47 (a)(b)	USD	940	$917,399
Series 2013-5R, Class 1A6, 1.24%, 2/27/36 (a)(b)		3,673	3,295,198
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		13,360	13,380,223
Series 2015-4R, Class 1A2, 1.14%, 11/27/36 (a)(b)(c)		2,334	2,047,352
Series 2015-4R, Class 1A4, 1.14%, 10/27/36 (a)(b)(c)		6,805	3,606,650
Series 2015-6R, Class 5A1, 1.17%, 3/27/36 (a)(b)		5,062	4,818,506
Series 2015-6R, Class 5A2, 1.17%, 3/27/36 (a)(b)(c)		11,966	6,443,554
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (a)(c)		9,103	9,232,380
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 1A1B, 1.35%, 8/25/47 (b)		4,104	3,746,725
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, 1.72%, 1/27/37 (a)(b)		2,135	4,143,935
Deutsche Alt-B Securities Mortgage Loan Trust:
Series 2006-AB3, Class A3, 6.51%, 7/25/36 (b)		2,416	2,022,884
Series 2006-AB3, Class A8, 6.36%, 7/25/36 (b)		1,536	1,286,374
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.73%, 3/25/36 (b)		3,439	3,026,231
GSMPS Mortgage Loan Trust:
Series 2005-RP1, Class 1AF, 1.57%, 1/25/35 (a)(b)		5,695	4,997,642
Series 2005-RP2, Class 1AF, 1.57%, 3/25/35 (a)(b)		6,941	6,130,072
Series 2006-RP1, Class 1AF1, 1.37%, 1/25/36 (a)(b)		5,258	4,484,547
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.45%, 1/25/35 (b)		1,459	1,468,318
Impac CMB Trust, Series 2005-7, Class A1, 1.74%, 11/25/35 (b)		4,561	3,727,325
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX2, Class A1A, 1.38%, 4/25/37 (b)		9,130	7,953,021
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 2A1, 3.41%, 5/25/37 (b)		2,497	2,130,231
JPMorgan Madison Avenue Securities Trust, Series 2014-1, Class M2, 5.27%, 11/25/24 (a)(b)(c)		6,125	6,679,190
JPMorgan Mortgage Trust:
Series 2007-A1, Class 4A1, 3.20%, 7/25/35 (b)		97	96,635
Series 2017-2, Class A6, 3.00%, 5/25/47 (a)(b)(c)		26,215	26,450,989
JPMorgan Resecuritization Trust, Series 2015-3, Class 1A7, 1.11%, 6/26/37 (a)(b)(c)		5,243	4,908,745
MASTR Resecuritization Trust, Series 2008-3, Class A1, 1.43%, 8/25/37 (a)(b)(c)		4,142	2,879,411
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.41%, 6/26/47 (a)(b)(c)		4,209	3,922,084

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 1.33%, 4/16/36 (a)(b)	USD	32,873	$27,893,986
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A4, 6.63%, 5/25/36 (e)		2,044	960,894
Nomura Resecuritization Trust:
Series 2014-1R, Class 2A1, 1.12%, 2/26/37 (a)(b)		14,179	13,804,370
Series 2014-3R, Class 3A9, 1.51%, 11/26/35 (a)(b)		5,276	4,789,324
RALI Trust:
Series 2006-QO6, Class A2, 1.45%, 6/25/46 (b)		4,563	2,037,014
Series 2007-QH1, Class A1, 1.38%, 2/25/37 (b)		4,999	4,224,008
Series 2007-QH6, Class A1, 1.41%, 7/25/37 (b)		8,350	7,531,073
Series 2007-QH9, Class A1, 2.09%, 11/25/37 (b)		1,549	1,272,874
RBSSP Resecuritization Trust:
Series 2013-2, Class 1A2, 1.22%, 12/26/36 (a)(b)		3,259	3,079,048
Series 2013-4, Class 1A1, 2.48%, 12/26/37 (a)(b)(c)		10,482	10,149,371
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, 1.56%, 6/25/35 (a)(b)		3,750	3,456,457
Series 2005-R3, Class AF, 1.62%, 9/25/35 (a)(b)		5,726	5,027,182
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-11, Class 1A1, 3.32%, 5/25/35 (b)		1,927	1,611,445
Series 2007-2, Class 3A3, 3.61%, 4/25/37 (b)		2,264	1,923,632
Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M3, 5.52%, 2/25/24 (b)		3,250	3,794,716
Structured Asset Mortgage Investments II Trust:
Series 2006-AR2, Class A1, 1.25%, 2/25/36 (b)		4,182	3,737,144
Series 2006-AR4, Class 3A1, 1.21%, 6/25/36 (b)		9,187	8,213,515
Series 2006-AR5, Class 2A1, 1.43%, 5/25/46 (b)		2,548	1,982,124
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (a)		4,986	4,334,046
WaMu Mortgage Pass-Through Certificates Trust:
Series 2006-AR15, Class 2A, 2.08%, 11/25/46 (b)		2,295	2,177,086
Series 2007-OA1, Class 2A, 1.45%, 12/25/46 (b)		11,962	8,863,930
Series 2007-OA5, Class 1A, 1.48%, 6/25/47 (b)		6,481	5,820,547
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (e)		8,127	6,803,298
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class CRB1, 3.28%, 10/25/35 (b)		3,092	2,451,888

			613,924,340

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 4.8%
Cayman Islands — 0.1%
Resource Capital Corp. Ltd.:
Series 2014, Class CR2, 3.50%, 4/15/32 (a)(b)(c)	USD	3,930	$3,922,651
Series 2017-CRE5, Class A, 1.89%, 7/15/34 (a)(b)		8,330	8,330,000
Series 2017-CRE5, Class B, 3.09%, 7/15/34 (a)(b)(c)		2,630	2,630,000
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (a)(c)		9,008	8,839,336

			23,721,987
Ireland — 0.1%
Taurus DEU DAC:
Series 2016-DE2, Class C, 2.85%, 1/03/27 (b)	EUR	2,630	3,026,871
Series 2016-DE2, Class D, 3.75%, 1/03/27 (b)		2,874	3,312,949
Taurus DEU Ltd., Series 2015-DE2, Class D, 2.10%, 2/01/20 (b)		3,080	3,498,259
Taurus Ltd., Series 2015-DE2, Class E, 3.40%, 2/01/26 (b)		7,915	9,013,168

			18,851,247
Italy — 0.0%
Fondi Immobili Pubblici Funding SRL, Series 1, Class A2, 0.75%, 1/10/23 (b)		7,273	8,128,827
Spain — 0.0%
SRF Fondo de Titulizacion, Series 2017-1, Class C, 2.19%, 4/26/22 (b)		800	900,656
United Kingdom — 0.2%
Canary Wharf Finance II PLC:
Series II, Class C2, 1.71%, 10/22/37 (b)	GBP	2,100	2,215,598
Series II, Class D2, 2.43%, 10/22/37 (b)		14,689	15,129,849
Logistics UK PLC, Series 2015-1X, Class E, 3.70%, 8/20/25 (b)		22,075	28,830,237
Nemus II Arden PLC, Series 2006-2, Class C, 0.72%, 2/15/20 (b)		478	569,487
Residential Mortgage Securities PLC:
Series 29, Class B, 1.80%, 12/20/46 (b)		10,055	13,079,195
Series 29, Class C, 2.10%, 12/20/46 (b)		2,504	3,233,060

			63,057,426
United States — 4.4%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 6/05/37 (a)(b)	USD	19,310	18,113,305
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 1/14/29 (a)		1,850	2,069,837
Aventura Mall Trust, Series 2013-AVM, Class E, 3.87%, 12/05/32 (a)(b)		3,896	3,981,994
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		1,716	1,713,732
Series 2007-3, Class AJ, 5.87%, 6/10/49 (b)		1,395	1,402,499
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		29,004	29,326,136
Series 2008-1, Class A4, 6.47%, 2/10/51 (b)		841	848,329
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSMZ, Class M, 6.85%, 9/15/18 (a)(b)(c)		19,320	19,549,425
Series 2013-DSNY, Class E, 3.59%, 9/15/26 (a)(b)		100	99,985
Series 2013-DSNY, Class F, 4.49%, 9/15/26 (a)(b)		7,683	7,666,448

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2014-FL1, Class D, 5.16%, 12/15/31 (a)(b)	USD	13,775	$13,430,516
Series 2015-200P, Class F, 3.72%, 4/14/33 (a)(b)		6,281	5,895,231
Series 2016-ISQ, Class E, 3.73%, 8/14/34 (a)(b)(c)		18,000	16,470,000
Banc of America Re-REMIC Trust:
Series 2009-UB1, Class A4B, 5.90%, 6/24/50 (a)(b)(c)		413	413,080
Series 2010-UB4, Class A4B, 5.11%, 12/20/41 (a)(b)		82	82,172
Barclays Commercial Mortgage Trust, Series 2015-SLP, Class D, 4.36%, 2/15/28 (a)(b)		6,040	6,049,218
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, 1.53%, 8/25/35 (a)(b)		6,317	5,794,081
Series 2005-4A, Class A1, 1.52%, 1/25/36 (a)(b)		1,250	1,150,924
Series 2005-4A, Class A2, 1.61%, 1/25/36 (a)(b)		352	325,619
Series 2005-4A, Class M1, 1.67%, 1/25/36 (a)(b)		941	872,415
Series 2006-1A, Class A2, 1.58%, 4/25/36 (a)(b)		1,524	1,391,444
Series 2006-3A, Class A2, 1.52%, 10/25/36 (a)(b)		2,596	2,349,243
Series 2007-2A, Class A1, 1.29%, 7/25/37 (a)(b)		5,548	5,206,353
Series 2007-4A, Class A1, 1.67%, 9/25/37 (a)(b)		24,134	21,147,105
Series 2007-5A, Class A3, 2.22%, 10/25/37 (a)(b)		1,572	1,519,358
Series 2007-6A, Class A4A, 2.72%, 12/25/37 (a)(b)		5,310	3,572,072
Series 2008-4, Class A3, 3.97%, 7/25/38 (a)(b)		2,471	2,575,636
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36 (a)(b)		2,313	2,263,668
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW17, Class AMFL, 1.68%, 6/11/50 (a)(b)		2,430	2,430,165
Series 2007-PW18, Class AM, 6.08%, 6/11/50 (b)		919	929,741
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.49%, 7/05/33 (a)(b)		12,265	12,264,993
BLCP Hotel Trust, Series 2014-CLRN, Class B, 2.51%, 8/15/19		5,509	5,514,198
BWAY Mortgage Trust:
Series 2013-1515, Class D, 3.63%, 3/10/33 (a)		9,570	9,484,591
Series 2013-1515, Class F, 4.06%, 3/10/33 (a)(b)		19,708	19,176,247
Series 2015-1740, Class E, 3.95%, 1/10/35 (a)(b)		9,438	9,225,066
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL2, 4.85%, 5/15/29 (a)(b)		1,336	1,347,287
BXP Trust:
Series 2017-GM, Class A, 3.38%, 6/13/39 (a)(c)		8,140	8,383,549
Series 2017-GM, Class D, 3.42%, 6/13/39 (a)(b)(c)		24,150	23,401,833
Series 2017-GM, Class E, 3.42%, 6/13/39 (a)(b)(c)		5,530	5,205,113

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	61

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 4/10/29 (a)(b)	USD	1,830	$1,858,841
CDGJ Commercial Mortgage Trust:
Series 2014-BXCH, Class A, 2.56%, 12/15/27 (a)(b)		572	572,768
Series 2014-BXCH, Class EPA, 5.38%, 12/15/27 (a)(b)		11,533	11,575,992
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class D, 3.05%, 1/10/48 (a)(b)		1,610	1,180,589
Series 2016-C4, Class C, 5.04%, 5/10/58 (b)		7,780	8,060,933
CGBAM Commercial Mortgage Trust:
Series 2015-SMRT, Class E, 3.91%, 4/10/28 (a)(b)		7,163	7,196,023
Series 2015-SMRT, Class F, 3.91%, 4/10/28 (a)(b)		670	659,804
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class E, 5.81%, 6/15/31 (a)(b)		4,370	4,364,405
CGDB Commercial Mortgage Trust, Series 2017-BIO, Class D, 2.75%, 5/15/30 (a)(b)		385	385,925
Chicago Skyscraper Trust:
Series 2017-SKY, Class D, 3.66%, 2/15/30 (a)(b)		4,570	4,627,203
Series 2017-SKY, Class E, 4.46%, 2/15/30 (a)(b)		9,820	9,942,927
Series 2017-SKY, Class F, 5.26%, 2/15/30 (a)(b)		1,200	1,215,020
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class D, 3.63%, 5/10/35 (a)(b)		720	717,840
Series 2013-375P, Class E, 3.63%, 5/10/35 (a)(b)		1,951	1,896,248
Series 2014-GC21, Class C, 4.78%, 5/10/47 (b)		3,257	3,336,397
Series 2015-GC27, Class C, 4.58%, 2/10/48 (b)		14,540	13,747,336
Series 2015-SHP2, Class F, 6.36%, 7/15/27 (a)(b)		1,080	1,083,039
Series 2015-SSHP, Class D, 4.04%, 9/15/27 (a)(b)		3,425	3,434,637
Series 2016-C1, Class C, 5.12%, 5/10/49 (b)		4,100	4,153,528
Series 2016-GC37, Class C, 5.09%, 4/10/49 (b)		2,110	2,169,833
Series 2016-GC37, Class D, 2.79%, 4/10/49 (a)		2,640	1,845,791
Series 2016-P3, Class C, 5.00%, 4/15/49 (b)		340	358,567
Series 2016-SMPL, Class D, 3.52%, 9/10/31 (a)		920	917,052
Series 2016-SMPL, Class E, 4.51%, 9/10/31 (a)		1,780	1,783,000
Series 2017-P7, Class A4, 3.71%, 4/14/50		7,190	7,505,475
Citigroup/Deutsche Bank Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		5,678	5,785,169
Series 2007-CD5, Class AJ, 6.51%, 11/15/44 (b)		5,295	5,333,875
Series 2007-CD5, Class AJA, 6.51%, 11/15/44 (b)		9,515	9,614,283
CLNS Trust, Series 2017-IKPR, Class E, 4.50%, 6/11/32 (a)(b)		4,035	4,050,070

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Commercial Mortgage Pass-Through Certificates:
Series 2005-C6, Class F, 5.83%, 6/10/44 (a)(b)	USD	1,374	$1,423,992
Series 2007-C9, Class AJFL, 1.68%, 12/10/49 (a)(b)		13,750	13,741,268
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		7,865	7,886,171
Series 2013-300P, Class D, 4.54%, 8/10/30 (a)(b)		750	781,607
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		845	863,363
Series 2014-FL4, Class D, 2.60%, 7/13/31 (a)(b)		1,905	1,882,465
Series 2014-FL5, Class HFL1, 4.24%, 7/15/31 (a)(b)(c)		6,988	6,758,794
Series 2014-PAT, Class D, 3.14%, 8/13/27 (a)(b)		1,447	1,448,809
Series 2014-PAT, Class E, 4.14%, 8/13/27 (a)(b)		2,500	2,510,157
Series 2014-PAT, Class F, 3.43%, 8/13/27 (a)(b)		15,170	14,851,935
Series 2014-PAT, Class G, 2.58%, 8/13/27 (a)(b)		11,827	11,537,830
Series 2014-TWC, Class B, 2.83%, 2/13/32 (a)(b)		9,430	9,462,318
Series 2014-TWC, Class E, 4.38%, 2/13/32 (a)(b)		20,035	20,143,255
Series 2015-3BP, Class F, 3.35%, 2/10/35 (a)(b)		3,810	3,440,326
Series 2015-CR23, Class C, 4.40%, 5/10/48 (b)		1,940	1,841,553
Series 2015-CR23, Class CMD, 3.81%, 5/10/48 (a)(b)		7,440	7,280,579
Series 2015-CR23, Class CME, 3.81%, 5/10/48 (a)(b)		7,850	7,606,805
Series 2015-CR23, Class D, 4.40%, 5/10/48 (b)		12,730	10,420,928
Series 2015-CR23, Class E, 3.23%, 5/10/48 (a)		4,020	2,408,891
Series 2015-CR25, Class C, 4.70%, 8/10/48 (b)		500	503,785
Series 2015-CR25, Class D, 3.95%, 8/10/48 (b)		5,185	4,127,793
Series 2015-LC19, Class D, 2.87%, 2/10/48 (a)		10,326	8,315,973
Series 2015-LC21, Class C, 4.46%, 7/10/48 (b)		4,860	4,637,498
Series 2016-667M, Class D, 3.28%, 10/10/36 (a)(b)		1,840	1,665,006
Core Industrial Trust:
Series 2015-CALW, Class G, 3.98%, 2/10/34 (a)(b)		29,865	29,123,085
Series 2015-TEXW, Class D, 3.98%, 2/10/34 (a)(b)		4,140	4,204,282
Series 2015-TEXW, Class F, 3.98%, 2/10/34 (a)(b)		16,810	16,189,496
Series 2015-WEST, Class E, 4.37%, 2/10/37 (a)(b)		1,476	1,455,057
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 2.56%, 11/15/33 (a)(b)		14,820	14,931,350
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.48%, 11/12/43 (a)(b)		1,121	1,122,331
Credit Suisse Commercial Mortgage Trust: Series 2007-C4, Class A1AM, 6.25%, 9/15/39 (b)		2,030	2,027,707

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2007-C4, Class AM, 6.25%, 9/15/39 (b)	USD	11,580	$11,569,090
Series 2014-TIKI, Class E, 4.31%, 9/15/38 (a)(b)		3,260	3,243,736
Series 2015-DEAL, Class A, 2.48%, 4/15/29 (a)(b)		12,690	12,729,573
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2004-C4, Class F, 5.23%, 10/15/39 (a)(b)		1,792	1,852,076
Series 2005-C2, Class AMFX, 4.88%, 4/15/37		980	964,059
Series 2005-C3, Class B, 4.88%, 7/15/37		1,022	1,020,661
Credit Suisse Mortgage Capital Certificates:
Series 17-1, Class A, 4.50%, 3/25/21 (a)		64,798	64,843,276
Series 17-1, Class CERT, 8.75%, 3/25/21 (a)(c)		22,706	16,404,726
Series 2010-UD1, Class B, 6.35%, 12/16/49 (a)(b)		644	643,294
Series 2014-TIKI, Class D, 3.41%, 9/15/38 (a)(b)		1,570	1,560,209
Series 2014-TIKI, Class F, 4.98%, 9/15/38 (a)(b)		5,940	5,910,372
Series 2015-DEAL, Class D, 4.26%, 4/15/29 (a)(b)		5,600	5,627,922
Series 2016-MFF, Class A, 2.76%, 11/15/33 (a)(b)		2,070	2,076,453
Series 2017-CHOP, Class E, 4.30%, 7/15/32 (a)(b)(c)		5,665	5,665,000
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.39%, 6/15/50 (c)		3,530	3,601,864
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.64%, 9/10/49 (a)(b)		8,341	6,707,820
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 9/10/35 (a)(b)		3,210	3,331,347
FREMF Mortgage Trust, Series 2017-K64, Class B, 4.12%, 3/25/27 (a)(b)		6,196	6,236,844
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, 2.29%, 12/15/34 (a)(b)		1,342	1,344,272
Series 2015-NRF, Class EFX, 3.49%, 12/15/34 (a)(b)		9,604	9,575,538
Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (a)(b)		5,310	5,251,432
Series 2015-NRF, Class GFX, 3.49%, 12/15/34 (a)(b)		32,471	31,234,540
GP Portfolio Trust, Series 2014-GPP, Class E, 5.09%, 2/15/27 (a)(b)		14,390	14,025,521
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 6/10/28 (a)(b)		26,992	26,889,117
Great Wolf Trust:
Series 2015-WFMZ, Class M, 7.98%, 5/15/32 (a)(b)		7,925	8,117,927
Series 2015-WOLF, Class D, 4.66%, 5/15/34 (a)(b)		6,234	6,300,093
Series 2015-WOLF, Class F, 5.99%, 5/15/34 (a)(b)		2,600	2,587,048
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class H, 5.71%, 5/03/32 (a)		790	910,272
Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		7,090	7,055,450
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 4/10/47 (b)		370	381,418

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2014-GC22, Class D, 4.80%, 6/10/47 (a)(b)	USD	2,719	$2,302,528
Series 2015-GC32, Class D, 3.35%, 7/10/48		3,837	3,040,367
Series 2016-RENT, Class C, 4.20%, 2/10/29 (a)(b)		2,500	2,591,053
IMT Trust:
Series 2017-APTS, Class AFX, 3.48%, 6/15/34 (a)(b)		4,090	4,212,466
Series 2017-APTS, Class DFX, 3.61%, 6/15/34 (a)(b)		1,350	1,316,790
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.27%, 12/15/48 (a)(b)		4,979	4,702,118
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2002-CIB4, Class C, 6.38%, 5/12/34 (a)(b)		784	790,377
Series 2008-C2, Class A4FL, 2.62%, 2/12/51 (b)		6,936	6,636,564
Series 2014-C22, Class A4, 3.80%, 9/15/47		1,600	1,674,504
Series 2014-C22, Class D, 4.71%, 9/15/47 (a)(b)		4,245	3,520,460
Series 2014-CBM, Class E, 5.01%, 10/15/29 (a)(b)		3,415	3,425,629
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		4,945	5,027,303
Series 2014-DSTY, Class D, 3.93%, 6/10/27 (a)(b)		7,760	7,396,640
Series 2014-FL4, Class C, 3.36%, 12/15/30 (a)(b)		10,910	10,818,633
Series 2014-FL6, Class A, 2.56%, 11/15/31 (a)(b)		2,915	2,920,635
Series 2014-FL6, Class BAT1, 5.16%, 11/15/31 (a)(b)(c)		5,120	5,030,400
Series 2014-FL6, Class BAT2, 6.41%, 11/15/31 (a)(b)(c)		773	758,981
Series 2014-FL6, Class DFW1, 4.49%, 11/15/31 (a)(b)(c)		10,330	10,278,350
Series 2014-FL6, Class DFW2, 5.24%, 11/15/31 (a)(b)(c)		5,640	5,583,600
Series 2014-FL6, Class VINE, 5.79%, 11/15/31 (a)(b)(c)		2,490	2,490,000
Series 2014-PHH, Class B, 2.59%, 8/15/27 (a)(b)		5,860	5,860,114
Series 2015-JP1, Class D, 4.40%, 1/15/49 (b)		7,843	7,219,048
Series 2015-SGP, Class A, 2.86%, 7/15/36 (a)(b)		3,290	3,309,475
Series 2015-UES, Class E, 3.74%, 9/05/32 (a)(b)		17,360	17,244,544
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)		5,555	5,626,502
Series 2016-NINE, Class A, 2.85%, 10/06/38 (a)(b)		12,450	12,207,656
Series 2016-WPT, Class A, 2.61%, 10/15/33 (a)(b)		6,570	6,594,613
Series 2017-JP5, Class D, 4.80%, 3/15/50 (a)(b)		4,720	4,591,927
JPMorgan Commercial Mortgage-Backed Securities Trust, Series 2009-RR1, Class A4B, 5.83%, 3/18/51 (a)(b)		162	162,133
Ladder Capital Commercial Mortgage Trust, Series 2014-909, Class E, 4.03%, 5/15/31 (a)(b)		6,730	6,586,596

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	63

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
LB-UBS Commercial Mortgage Trust:
Series 2005-C7, Class D, 5.35%, 11/15/40 (b)	USD	299	$299,142
Series 2007-C6, Class AMFL, 6.11%, 7/15/40 (a)		7,635	7,644,014
Lehman Brothers Small Balance Commercial Mortgage Trust:
Series 2006-2A, Class M2, 1.61%, 9/25/36 (a)(b)		1,800	1,590,040
Series 2007-1A, Class 1A, 1.47%, 3/25/37 (a)(b)		6,412	5,951,210
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, 2.96%, 9/15/28 (a)(b)		4,685	4,699,396
Series 2015-LSP, Class D, 5.16%, 9/15/28 (a)(b)		2,995	3,046,868
Series 2015-LSP, Class E, 6.76%, 9/15/28 (a)(b)		15,972	16,279,718
Madison Avenue Trust, Series 2013-650M, Class E, 4.17%, 10/12/32 (a)(b)		11,095	11,011,690
Merrill Lynch Mortgage Trust:
Series 2005-MKB2, Class F, 6.53%, 9/12/42 (a)(b)		3,650	3,963,476
Series 2008-C1, Class AJ, 6.54%, 2/12/51 (b)		2,305	2,325,729
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.27%, 7/15/50 (a)(b)		4,449	3,783,117
Series 2015-C25, Class C, 4.68%, 10/15/48 (b)		3,360	3,465,208
Series 2015-C25, Class D, 3.07%, 10/15/48		3,045	2,441,283
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		10,035	7,869,646
Series 2017-C33, Class C, 4.56%, 5/15/50 (b)		2,270	2,353,219
Morgan Stanley Capital I Trust:
Series 2005-IQ9, Class AJ, 4.77%, 7/15/56		604	603,905
Series 2007-IQ15, Class AM, 6.13%, 6/11/49 (b)		1,883	1,881,782
Series 2014-150E, Class F, 4.44%, 9/09/32 (a)(b)		6,850	6,252,913
Series 2014-CPT, Class F, 3.56%, 7/13/29 (a)(b)		12,287	12,146,040
Series 2014-CPT, Class G, 3.56%, 7/13/29 (a)(b)		6,825	6,692,011
Series 2015-MS1, Class C, 4.16%, 5/15/48 (b)		1,863	1,775,964
Series 2015-XLF2, Class AFSB, 3.88%, 8/15/26 (a)(b)		2,900	2,900,000
Series 2017-H1, Class A5, 3.53%, 6/15/50		1,520	1,564,597
Series 2017-H1, Class C, 4.28%, 6/15/50 (b)(c)		1,750	1,769,381
Series 2017-H1, Class D, 2.55%, 6/15/50 (a)		7,340	5,569,592
Series 2017-PRME, Class D, 4.56%, 2/15/34 (a)(b)		1,990	1,994,450
Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		359	359,391
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class D, 4.43%, 10/15/30 (a)(b)		828	775,872

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 5/10/39 (a)(b)	USD	15,310	$14,611,729
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class F, 5.05%, 2/11/36 (a)(b)		2,457	2,497,598
RAIT Trust:
Series 2017-FL7, Class A, 2.10%, 6/15/37 (a)(b)		9,430	9,430,000
Series 2017-FL7, Class C, 3.65%, 6/15/37 (a)(b)		1,440	1,440,000
Velocity Commercial Capital Loan Trust:
Series 2014-1, Class M1, 4.94%, 9/25/44 (a)(b)(c)		6,821	6,997,664
Series 2015-1, Class AFL, 3.65%, 6/25/45 (a)(b)(c)		5,881	5,910,041
Series 2016-2, Class AFL, 3.02%, 10/25/46 (b)		4,098	4,147,766
Series 2016-2, Class M1, 3.66%, 10/25/46 (b)		1,094	1,109,043
Series 2016-2, Class M2, 4.46%, 10/25/46 (b)		589	608,511
Series 2016-2, Class M3, 5.50%, 10/25/46 (b)(c)		1,030	1,048,715
Series 2016-2, Class M4, 7.23%, 10/25/46 (b)(c)		1,110	1,156,675
VNDO Mortgage Trust, Series 2013-PENN, Class E, 4.08%, 12/13/29 (a)(b)		4,115	4,128,240
VNDO Trust, Series 2016-350P, Class E, 4.03%, 1/10/35 (a)(b)		6,860	6,441,196
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		8,543	8,581,612
Series 2007-C32, Class AMFL, 1.39%, 6/15/49 (a)(b)		3,549	3,549,274
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)		341	341,025
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class F, 3.67%, 4/16/35 (a)(b)		18,291	15,189,706
Series 2014-TISH, Class SCH2, 4.49%, 1/15/27 (a)(b)		6,248	6,102,234
Series 2015-C27, Class C, 3.89%, 2/15/48		9,129	8,469,716
Series 2015-C27, Class D, 3.77%, 2/15/48 (a)		2,283	1,706,962
Series 2015-C31, Class D, 3.85%, 11/15/48		1,530	1,163,720
Series 2015-NXS3, Class D, 3.15%, 9/15/57 (a)		2,320	1,614,739
Series 2015-NXS4, Class D, 3.75%, 12/15/48 (b)		5,057	4,486,452
Series 2015-P2, Class D, 3.24%, 12/15/48 (a)		1,687	1,246,269
Series 2016-C34, Class C, 5.20%, 6/15/49 (b)		7,820	8,132,615
Series 2016-NXS5, Class D, 5.04%, 1/15/59 (b)		1,000	971,875
Series 2017-C38, Class A5, 3.45%, 7/15/50		3,368	3,445,666
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class C, 4.23%, 8/15/47 (b)		540	528,267

			1,274,257,507

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 0.0%
United States — 0.0%
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS, 4.93%, 9/25/35 (a)(b)	USD	4,847	$612,335
Interest Only Commercial Mortgage-Backed Securities — 0.4%
United States — 0.4%
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.27%, 6/05/37 (a)(b)(c)		25,000	417,500
American Homes 4 Rent, Series 2015-SFR1, Class XS, 0.00%, 4/17/52 (a)(b)(c)(g)		23,650	2
B2R Mortgage Trust, Series 2015-2, Class XA, 2.32%, 11/15/48 (a)(b)		59,820	3,033,486
Banc of America Commercial Mortgage Trust:
Series 2015-UBS7, Class XA, 1.06%, 9/15/48 (b)		18,298	1,023,375
Series 2017-BNK3, Class XB, 0.78%, 2/15/50 (b)		61,000	3,203,720
Series 2017-BNK3, Class XD, 1.44%, 2/15/50 (a)(b)		12,290	1,152,556
Barclays Commercial Mortgage Trust:
Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (a)(b)		73,430	5,253,917
Series 2015-SRCH, Class XB, 0.30%, 8/10/35 (a)(b)		42,790	785,197
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class X, 1.54%, 4/10/29 (a)(b)(c)		84,430	3,993,539
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.92%, 5/10/58 (b)		20,147	2,287,701
Series 2016-C4, Class XB, 0.89%, 5/10/58 (b)		18,700	1,030,183
Citigroup Commercial Mortgage Trust:
Series 2013-SMP, Class XB, 0.45%, 1/12/30 (a)(b)		36,921	27,938
Series 2014-GC25, Class XE, 1.38%, 10/10/47 (a)(b)		8,520	591,826
Series 2015-P1, Class XA, 0.93%, 9/15/48 (b)		49,802	2,384,129
Series 2016-P3, Class XA, 1.87%, 4/15/49 (b)		29,621	3,201,523
Citigroup/Deutsche Bank Mortgage Trust, Series 2017-CD3, Class XA, 1.20%, 2/10/50 (b)		34,276	2,659,180
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.59%, 3/10/46 (b)		36,757	1,248,345
Series 2015-CR23, Class XA, 1.13%, 5/10/48 (b)		183,948	9,467,241
Series 2015-CR25, Class XA, 1.11%, 8/10/48 (b)		80,371	4,697,115
Series 2016-DC2, Class XA, 1.22%, 2/10/49 (b)		39,351	2,643,977
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		57,480	1,824,019
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)		39,860	2,394,302
Credit Suisse Commercial Mortgage Trust, Series 2014-USA, Class X2, 0.19%, 9/15/37 (a)(b)		598,765	4,143,454
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 6/10/50 (a)(b)(c)		15,440	1,182,125
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		434,804	1,616,949
GS Mortgage Securities Trust:
Series 2014-GC20, Class XA, 1.17%, 4/10/47 (b)		5,279	277,409

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2016-GS3, Class XA, 1.40%, 10/10/49 (b)	USD	13,808	$1,192,773
Series 2017-GS5, Class XA, 0.97%, 3/10/50 (b)		22,838	1,502,533
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 0.00%, 7/25/47 (b)		42,218	2,238,321
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C26, Class XA, 1.30%, 1/15/48 (b)		8,080	431,155
Series 2015-C27, Class XD, 0.50%, 2/15/48 (a)(b)		31,775	986,931
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (a)(b)(c)		14,670	743,769
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 1.09%, 9/15/47 (b)		11,917	600,327
Series 2016-JP3, Class XC, 0.75%, 8/15/49 (a)(b)		37,589	1,652,412
Series 2016-JP4, Class XA, 0.96%, 12/15/49 (b)		9,966	479,423
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.39%, 3/10/50 (a)(b)		10,993	620,198
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XD, 1.34%, 12/15/47 (a)(b)		51,913	3,932,379
Series 2014-C19, Class XF, 1.34%, 12/15/47 (a)(b)(c)		13,486	855,875
Series 2015-C20, Class XA, 1.54%, 2/15/48 (b)		11,523	852,371
Series 2015-C21, Class XB, 0.45%, 3/15/48 (a)(b)		15,696	364,232
Series 2015-C22, Class XA, 1.30%, 4/15/48 (b)		109,429	6,831,403
Series 2015-C26, Class XA, 1.26%, 10/15/48 (b)		38,108	2,585,378
Series 2015-C26, Class XD, 1.50%, 10/15/48 (a)(b)		18,660	1,775,686
Series 2016-C28, Class XA, 1.44%, 1/15/49 (b)		12,124	976,485
Series 2016-C29, Class XA, 1.81%, 5/15/49 (b)		22,002	2,320,164
Series 2016-C29, Class XB, 1.12%, 5/15/49 (b)		29,800	2,237,849
Series 2016-C31, Class XA, 1.61%, 11/15/49 (b)		7,922	758,840
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, 2.20%, 6/15/50 (a)(b)		8,870	1,427,006
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 5/10/39 (a)(b)(c)		99,000	3,434,063
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.22%, 2/10/32 (a)(b)		152,049	957,909
Series 2017-1MKT, Class XNCP, 0.00%, 2/10/32 (a)(b)		30,410	3
UBS Commercial Mortgage Trust, Series 2017-C1, Class XA, 1.62%, 6/15/50 (b)		23,014	2,685,566
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.12%, 2/15/48 (b)		68,661	3,788,983

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	65

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2015-NXS1, Class XB, 0.49%, 5/15/48 (b)	USD	13,786	$455,182
Series 2015-NXS3, Class XA, 1.33%, 9/15/57 (b)		46,029	2,704,963
Series 2016-BNK1, Class XB, 1.48%, 8/15/49 (b)		19,200	1,955,328
Series 2016-BNK1, Class XD, 1.41%, 8/15/49 (a)(b)		9,764	867,824
Series 2016-C33, 1.97%, 3/15/59 (b)		55,400	6,008,999
Series 2016-LC25, Class XA, 1.24%, 12/15/59 (b)		37,135	2,523,932
WF-RBS Commercial Mortgage Trust:
Series 2014-C20, Class XA, 1.31%, 5/15/47 (b)		17,579	913,540
Series 2014-C23, Class XA, 0.82%, 10/15/57 (b)		72,946	2,539,543

			124,742,053
Total Non-Agency Mortgage-Backed Securities — 8.4%			2,453,914,243

Preferred Securities
Capital Trusts
Australia — 0.0%
Macquarie Bank Ltd., 6.13% (b)(l)		5,400	5,521,500
Origin Energy Finance Ltd., 4.00%, 9/16/74 (b)	EUR	1,600	1,859,881

			7,381,381
Austria — 0.2%
Erste Group Bank AG:
6.50% (b)(l)		2,600	3,210,846
8.88% (b)(l)		3,200	4,239,669
Raiffeisen Bank International AG, 6.13% (l)		31,200	35,581,698
RZB Finance Jersey IV Ltd., 1.62% (b)(l)		1,100	1,218,928

			44,251,141
Belgium — 0.0%
Ethias SA, 5.00%, 1/14/26		1,900	2,312,245
Solvay Finance SA, 5.12% (b)(l)		1,331	1,693,888

			4,006,133
Canada — 0.3%
TransCanada Trust:
5.30%, 3/15/77 (b)	USD	67,260	69,143,280
5.88%, 8/15/76 (b)		7,833	8,500,372

			77,643,652
China — 0.1%
Chalieco Hong Kong Corp. Ltd., 5.70% (b)(l)		6,274	6,468,852
Far East Horizon Ltd., 4.35% (b)(l)		2,945	2,963,406
Huarong Finance 2017 Co. Ltd., 4.50% (b)(l)		3,998	4,084,009
Yancoal International Resources Development Co. Ltd., 5.75%, 10/13/25 (b)		6,345	6,416,381

			19,932,648

Preferred Securities		Par (000)	Value
Denmark — 0.1%
Danske Bank A/S:
5.75% (b)(l)	EUR	800	$966,356
6.13% (b)(l)	USD	15,875	16,589,375

			17,555,731
France — 0.1%
Credit Agricole SA, 6.50% (b)(l)	EUR	2,400	2,996,916
Engie SA, 3.88% (b)(l)		4,200	5,177,157
Groupama SA, 6.38% (b)(l)		700	891,053
Orange SA:
4.00% (b)(l)		2,795	3,463,662
5.25% (b)(l)		2,110	2,747,333
5.75% (b)(l)	GBP	600	864,622
Société Générale SA:
7.38% (a)(b)(l)	USD	600	645,000
8.88% (b)(l)	GBP	700	966,765
Suez, 2.88% (b)(l)	EUR	9,100	10,659,578
TOTAL SA:
2.63% (b)(l)		5,000	5,653,654
3.88% (b)(l)		1,648	2,028,967

			36,094,707
Germany — 0.4%
Bertelsmann SE & Co. KGaA, 3.50%, 4/23/75 (b)		2,500	2,900,656
Deutsche Bank AG, 6.00% (b)(l)		4,500	5,126,836
HSH Nordbank AG, 7.25% (l)	USD	13,346	3,436,595
LANXESS AG, 4.50%, 12/06/76 (b)	EUR	750	940,283
Volkswagen International Finance NV:
2.70% (b)(l)		30,600	34,690,811
3.88% (b)(l)		55,600	63,027,389

			110,122,570
Hong Kong — 0.1%
Bank of East Asia Ltd.:
5.50% (b)(l)		6,641	6,683,051
5.63% (b)(l)	USD	11,285	11,344,258
Industrial & Commercial Bank of China Asia Ltd., 4.25% (b)(l)		8,500	8,463,425
Nanyang Commercial Bank Ltd., 5.00% (b)(l)		17,100	16,972,143

			43,462,877
Ireland — 0.0%
Allied Irish Banks PLC, 7.38% (b)(l)	EUR	4,390	5,349,990
Bank of Ireland, 7.38% (b)(l)		2,098	2,605,762

			7,955,752
Italy — 0.5%
Enel SpA:
5.00%, 1/15/75 (b)	EUR	1,200	1,485,969
6.50%, 1/10/74 (b)		907	1,120,352
7.75%, 9/10/75 (b)	GBP	320	473,052
Intesa Sanpaolo SpA:
7.00% (b)(l)	EUR	3,637	4,372,093
7.70% (a)(b)(l)	USD	13,973	14,514,454
7.75% (b)(l)	EUR	17,720	22,414,624

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Preferred Securities		Par (000)	Value
Italy (continued)
UniCredit SpA:
6.63% (b)(l)	EUR	52,925	$60,070,606
6.75% (b)(l)		600	690,324
8.00%, 4/03/49 (b)	USD	3,600	3,694,500
9.25% (b)(l)	EUR	19,411	24,886,182

			133,722,156
Luxembourg — 0.0%
SES SA:
4.63% (b)(l)		4,325	5,301,363
5.63% (b)(l)		1,520	1,937,883

			7,239,246
Netherlands — 0.1%
ABN AMRO Bank NV, 5.75% (b)(l)		7,000	8,461,370
Cooperatieve Rabobank UA, 6.63% (b)(l)		1,800	2,284,459
ING Groep NV, 6.88% (b)(l)	USD	2,510	2,682,547
Koninklijke KPN NV:
6.13% (b)(l)	EUR	1,048	1,271,188
6.88%, 3/14/73 (b)	GBP	790	1,147,466
TenneT Holding BV, 3.00%, 6/01/49 (b)		5,600	6,555,954

			22,402,984
Norway — 0.0%
DNB Bank ASA, 6.50% (b)(l)	USD	375	401,059
Philippines — 0.0%
Royal Capital BV, 4.88% (b)(l)		1,849	1,839,004
South Korea — 0.1%
Korean Air Lines Co. Ltd., 6.88%, 6/12/47 (b)		4,700	4,817,411
Woori Bank:
4.50% (b)(l)		5,350	5,303,632
5.25% (b)(l)		21,975	22,277,156

			32,398,199
Spain — 0.5%
Banco Bilbao Vizcaya Argentaria SA:
5.88% (b)(l)	EUR	5,800	6,616,203
6.75% (b)(l)		3,200	3,778,276
7.00% (b)(l)		400	467,765
8.88% (b)(l)		12,200	15,954,474
9.00% (b)(l)	USD	3,000	3,134,964
Banco Santander SA:
6.25% (b)(l)		1,400	1,643,290
6.75% (b)(l)	EUR	34,700	42,555,594
CaixaBank SA, 6.75% (b)(l)		36,800	44,342,920
Gas Natural Fenosa Finance BV:
3.38% (b)(l)		4,300	5,009,087
4.13% (b)(l)		1,100	1,355,025
Repsol International Finance BV:
3.88% (b)(l)		1,100	1,308,994
4.50%, 3/25/75 (b)		8,990	10,548,798
Telefonica Europe BV:
3.75% (b)(l)		1,500	1,786,041
4.20% (b)(l)		2,500	3,035,978
5.88% (b)(l)		600	785,833
6.50% (b)(l)		1,700	2,072,507
6.75% (b)(l)	GBP	800	1,152,674
7.63% (b)(l)	EUR	1,500	2,050,022

			147,598,445

Preferred Securities		Par (000)	Value
Sweden — 0.1%
Skandinaviska Enskilda Banken AB, 5.63% (b)(l)	USD	27,000	$27,911,250
Swedbank AB, 6.00% (b)(l)		200	210,228

			28,121,478
Switzerland — 0.4%
Credit Suisse Group AG:
6.25% (b)(l)		13,300	14,131,250
7.13% (b)(l)		41,200	44,310,600
7.50% (b)(l)		8,800	9,867,352
Demeter Investments BV for Swiss Re Ltd., 4.63% (b)(l)		18,275	18,375,513
ELM BV for Helvetia Schweizerische Versich-erungsgesellschaft AG, 3.38%, 9/29/47 (b)	EUR	3,025	3,645,209
UBS Group AG:
5.75% (b)(l)		1,489	1,875,153
6.88% (b)(l)	USD	7,142	7,606,316
7.00% (b)(l)		1,245	1,378,108
7.13% (b)(l)		11,600	12,279,505
7.13% (b)(l)		2,800	3,021,200

			116,490,206
United Kingdom — 0.5%
Barclays PLC:
7.25% (b)(l)	GBP	10,400	14,289,545
7.88% (b)(l)		2,580	3,620,763
7.88% (b)(l)	USD	725	780,086
8.00% (b)(l)	EUR	5,600	7,011,673
Centrica PLC, 3.00%, 4/10/76 (b)		5,340	6,248,887
HBOS Capital Funding LP, 6.85% (l)	USD	3,196	3,260,879
HSBC Bank Capital Funding Sterling 1 LP, 5.84% (b)(l)	GBP	100	158,658
HSBC Holdings PLC:
4.75% (b)(l)	EUR	22,925	26,131,735
6.00% (b)(l)	USD	77,180	79,804,120
6.00% (b)(l)	EUR	4,640	5,942,161
National Westminster Bank PLC, 1.50% (b)(l)	USD	4,200	3,452,400
Royal Bank of Scotland Group PLC:
7.50% (b)(l)		500	516,000
8.63% (b)(l)		900	981,000
Santander UK Group Holdings PLC, 6.75% (b)(l)	GBP	675	915,154
SSE PLC, 4.75%, 9/16/77 (b)	USD	4,000	4,110,000

			157,223,061
United States — 0.9%
Bank of America Corp., 6.30% (b)(l)		15,084	16,912,935
Bank of New York Mellon Corp., 4.63% (b)(l)		3,565	3,595,659
Dominion Energy, Inc., 2.58%, 7/01/20		2,200	2,211,365
Exelon Corp., 3.50%, 6/01/22		10,473	10,699,646
JPMorgan Chase & Co., 6.10% (b)(l)		54,327	58,944,795
NBCUniversal Enterprise, Inc., 5.25% (a)(l)		4,900	5,208,014
State Street Corp., 2.25%, 6/15/37 (b)		11,190	10,301,794
SunTrust Banks, Inc., 5.05% (b)(l)		33,360	33,860,400
U.S. Bancorp, 5.30% (b)(l)		34,131	36,349,515
Wells Fargo & Co., 5.90% (b)(l)		81,524	87,312,204

			265,396,327
Total Capital Trusts — 4.4%			1,281,238,757

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	67

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Preferred Stocks		Shares	Value
France — 0.0%
NEXANS SA, 2.50%		22,094	$1,968,812
Luxembourg — 0.0%
Concrete Investment II SCA, 0.00%, 8/27/44 (c)(g)		24,318	624,934
Novartex Holding Luxembourg SCA, 0.00% (c)(g)(l)		94	—

			624,934
Total Preferred Stocks — 0.0%			2,593,746
Total Preferred Securities — 4.4%			1,283,832,503

Taxable Municipal Bonds		Par (000)
American Municipal Power, Inc. RB, 6.45%, 2/15/44	USD	2,545	3,326,951
Arizona Health Facilities Authority RB, 1.58%, 1/01/37 (b)		8,040	7,069,411
Bay Area Toll Authority RB:
6.92%, 4/01/40 (n)		12,435	17,460,232
7.04%, 4/01/50		7,965	12,187,645
Board of Water Commissioners City & County of Denver RB, 5.00%, 9/15/47		10,150	12,041,047
Brooklyn Arena Local Development Corp. RB, 5.00%, 7/15/42		4,765	5,336,371
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 6/01/47		12,760	12,426,454
California Health Facilities Financing Authority RB, 5.00%, 8/15/33		3,535	4,157,301
California Housing Finance Agency RB, 3.66%, 2/01/29		6,245	6,270,854
California Infrastructure & Economic Development Bank RB:
5.00%, 10/01/35		2,870	3,459,900
5.00%, 10/01/36		2,870	3,451,663
California Pollution Control Financing Authority RB, 5.00%, 11/21/45 (a)		9,730	10,382,105
California State Public Works Board RB, 8.36%, 10/01/34		7,255	10,875,898
California Statewide Communities Development Authority RB:
5.00%, 12/01/25 (a)		3,000	3,386,280
5.00%, 12/01/26 (a)		3,000	3,431,070
Central Texas Regional Mobility Authority RB:
5.00%, 1/01/45		2,575	2,894,171
5.00%, 1/01/46		3,715	4,200,513
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 7/01/51		2,060	2,301,906
Chesapeake Bay Bridge & Tunnel District RB AGM, 5.00%, 7/01/41		2,560	2,943,898
Chino Valley Unified School District GO, 5.25%, 8/01/47		6,960	8,347,546
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/37		4,250	5,041,987
City of Aurora, CO Water Revenue RB, 5.00%, 8/01/46		4,850	5,654,081
City of Detroit, MI Sewage Disposal System RB, AGM, Series D, 1.37%, 7/01/32 (b)		5,685	4,922,016
City of Houston, TX Airport System Revenue RB, 5.00%, 7/01/24		3,520	3,976,509
City of Houston, TX Combined Utility System Revenue RB, 5.00%, 11/15/35		3,310	3,879,883
City of Riverside, CA Electric Revenue RB, 7.61%, 10/01/40		3,805	5,612,565

Taxable Municipal Bonds		Par (000)	Value
Clark County School District GO:
5.00%, 6/15/23	USD	2,855	$3,378,636
5.00%, 6/15/24		2,415	2,898,241
5.00%, 6/15/26		4,720	5,723,142
5.00%, 6/15/27		3,040	3,649,064
5.00%, 6/15/28		2,935	3,497,082
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		2,745	2,897,897
Commonwealth Financing Authority RB, 4.14%, 6/01/38		6,465	6,692,956
Commonwealth of Massachusetts GO, 5.00%, 7/01/28		2,685	3,390,672
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35 (g)(k)		42,685	25,877,781
Connecticut State Health & Educational Facility Authority RB:
5.00%, 7/01/45		6,375	7,174,744
5.00%, 7/01/45		4,850	5,318,461
Contra Costa Community College District GO, 6.50%, 8/01/34		3,205	4,137,302
County of Clark Department of Aviation RB, 5.00%, 7/01/21		4,790	5,417,011
County of Clark, NV RB, 5.00%, 7/01/28		3,270	4,089,691
County of Guilford, NC GO:
5.00%, 5/01/25		2,375	2,944,501
5.00%, 5/01/27		2,375	3,011,571
5.00%, 5/01/28		2,375	2,984,971
County of Miami-Dade, FL Aviation Revenue RB, 2.50%, 10/01/24		7,250	7,020,393
County of Miami-Dade, FL GO:
5.00%, 7/01/34		3,000	3,514,200
5.00%, 7/01/35		3,090	3,611,592
County of Orange, FL Tourist Development Tax Revenue RB, 5.00%, 10/01/28		3,650	4,587,831
Dallas Area Rapid Transit RB:
5.00%, 12/01/41		4,965	5,698,877
5.00%, 12/01/46		6,590	7,521,958
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		3,440	3,751,286
Series A, 5.00%, 11/01/43		4,170	4,502,224
District of Columbia GO:
5.00%, 6/01/34		7,500	8,941,800
5.00%, 6/01/36		8,980	10,646,329
District of Columbia RB:
5.00%, 7/15/34		3,280	3,765,702
5.59%, 12/01/34		7,605	9,403,735
5.00%, 7/15/35		3,280	3,757,732
District of Columbia Water & Sewer Authority RB, 5.00%, 10/01/52		9,820	11,321,478
Dutchess County Local Development Corp. RB, 5.00%, 7/01/46		8,275	9,253,601
Eastern Municipal Water District Financing Authority RB, 5.00%, 7/01/47		9,545	11,247,351
Geisinger Authority RB, 5.00%, 2/15/45		5,320	6,088,740
Golden State Tobacco Securitization Corp. RB:
5.13%, 6/01/47		12,660	12,611,386
5.75%, 6/01/47		2,325	2,341,833
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		2,550	2,638,842
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 7/01/33		2,535	3,062,077
Health & Educational Facilities Authority of the State of Missouri RB:
5.00%, 11/15/29		2,685	3,145,988
3.65%, 8/15/57		7,730	7,636,622
Horry County School District, SC GO, 5.00%, 3/01/25		2,825	3,458,619

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Taxable Municipal Bonds		Par (000)	Value
Kentucky Economic Development Finance Authority RB, 5.25%, 6/01/50	USD	2,910	$3,179,495
Lone Star College System GO, 5.00%, 8/15/42		7,030	8,216,875
Los Angeles Community College District GO, 6.60%, 8/01/42		8,230	11,860,171
Los Angeles County Metropolitan Transportation Authority RB, 5.00%, 7/01/38		2,440	2,903,136
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		4,505	6,638,613
Los Angeles Department of Water RB, 5.00%, 7/01/44		15,640	18,365,114
Los Angeles Unified School District GO, 5.00%, 7/01/26		5,030	6,302,992
Maryland Economic Development Corp. RB, 5.00%, 3/31/41		3,325	3,716,053
Maryland Health & Higher Educational Facilities Authority RB, 5.25%, 7/01/27		4,105	4,794,558
Massachusetts Clean Water Trust RB:
5.00%, 2/01/27		2,790	3,450,560
5.00%, 2/01/28		4,035	4,951,026
Massachusetts Development Finance Agency RB, 5.00%, 7/01/47		6,715	7,552,495
Massachusetts Educational Financing Authority RB, 5.00%, 1/01/22		3,250	3,626,253
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB, 5.00%, 7/01/46		5,000	5,615,950
Metropolitan Transportation Authority RB:
5.00%, 11/15/35		4,900	5,791,800
6.69%, 11/15/40		4,830	6,601,837
5.00%, 11/15/42		4,350	5,080,539
5.00%, 11/15/47		5,600	6,559,336
5.25%, 11/15/57		6,990	8,299,646
5.25%, 11/15/57		5,945	6,925,033
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB:
7.46%, 10/01/46		4,495	6,553,620
5.00%, 10/01/53		3,400	3,598,322
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB AGC, 0.00%, 10/01/39 (d)		2,460	1,017,850
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		5,095	5,633,694
Michigan Finance Authority RB:
5.00%, 6/01/39		4,160	4,610,486
5.00%, 11/15/41		2,620	2,936,129
Mississippi Hospital Equipment & Facilities Authority RB, 5.00%, 9/01/46		4,590	5,084,068
Municipal Electric Authority of Georgia RB, 5.00%, 1/01/20		4,660	5,036,435
New Caney Independent School District GO PSF, 5.00%, 2/15/47		5,000	5,839,000
New Jersey Economic Development Authority RB, 5.00%, 6/15/38		5,000	5,617,250
New Jersey Educational Facilities Authority RB:
5.00%, 7/01/27		2,060	2,495,072
5.00%, 7/01/28		1,000	1,195,600
5.00%, 7/01/30		1,000	1,176,940
5.00%, 7/01/31		1,000	1,169,840
5.00%, 7/01/33		1,000	1,160,470
5.00%, 7/01/34		1,000	1,153,040
New Jersey Transportation Trust Fund Authority RB:
5.00%, 6/15/27		4,600	5,018,738
5.00%, 6/15/29		3,670	3,941,910

Taxable Municipal Bonds		Par (000)	Value
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 7/15/40	USD	2,650	$3,048,639
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
2.28%, 5/01/26		3,825	3,572,894
3.05%, 5/01/27		12,445	12,309,225
5.00%, 8/01/31		1,760	2,096,706
5.00%, 2/01/35		2,945	3,438,818
5.00%, 5/01/36		2,810	3,286,042
5.00%, 2/01/43		11,350	13,187,565
New York City Water & Sewer System RB:
5.75%, 6/15/41		5,525	7,303,277
5.00%, 6/15/47		20,875	24,271,989
New York Convention Center Development Corp. RB:
5.00%, 11/15/40		2,670	3,079,872
5.00%, 11/15/46		6,730	7,786,879
New York State Dormitory Authority RB:
5.00%, 2/15/25		2,630	3,212,966
5.00%, 2/15/27		2,660	3,299,996
5.00%, 2/15/28		2,660	3,270,523
5.00%, 3/15/29		9,920	12,127,200
5.00%, 2/15/31		2,300	2,745,763
5.00%, 3/15/32		4,330	5,125,118
New York State Environmental Facilities Corp. RB, 5.00%, 6/15/46		9,520	11,229,316
New York State Urban Development Corp. RB:
2.86%, 3/15/24		15,055	15,205,249
5.00%, 3/15/24		5,000	6,036,750
5.00%, 3/15/25		3,505	4,286,755
5.00%, 3/15/27		4,910	6,039,398
5.00%, 3/15/27		2,275	2,829,918
5.00%, 3/15/28		4,775	5,823,160
New York Transportation Development Corp. RB:
5.00%, 8/01/20		6,000	6,464,940
5.00%, 7/01/41		5,945	6,456,924
5.00%, 7/01/46		4,960	5,380,062
5.25%, 1/01/50		10,500	11,490,570
Northwest Independent School District GO PSF, 5.00%, 2/15/42		6,100	7,061,055
Ohio Water Development Authority Water Pollution Control Loan Fund RB, 5.00%, 12/01/31		3,080	3,749,684
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		11,590	16,029,781
Oregon School Boards Association GO AMBAC, 4.76%, 6/30/28		12,680	14,018,247
Oregon State Lottery RB:
5.00%, 4/01/30		3,800	4,640,598
5.00%, 4/01/35		4,170	4,955,878
5.00%, 4/01/36		2,760	3,272,366
5.00%, 4/01/37		3,260	3,859,090
Oxnard School District GO BAM, 5.00%, 8/01/45		3,370	3,905,055
Pennsylvania Economic Development Financing Authority RB:
5.00%, 12/31/22		3,000	3,414,570
5.00%, 12/31/34		2,095	2,353,020
5.00%, 12/31/38		3,440	3,827,000
Pennsylvania State University RB, 5.00%, 9/01/42		5,505	6,468,870
Port Authority of New York & New Jersey RB:
4.46%, 10/01/62		10,250	11,167,477
4.81%, 10/15/65		5,135	5,925,122

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	69

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Taxable Municipal Bonds		Par (000)	Value
Port of Seattle, WA GO:
5.00%, 1/01/33	USD	2,555	$3,058,846
5.00%, 1/01/37		3,735	4,419,850
5.00%, 1/01/38		4,505	5,322,793
5.00%, 1/01/39		4,870	5,745,139
5.00%, 1/01/42		4,690	5,519,989
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		11,840	16,084,758
Royal Oak Hospital Finance Authority RB, 5.00%, 9/01/39		4,280	4,747,333
Salt Lake City Corp. Airport Revenue RB:
5.00%, 7/01/47		6,125	6,989,176
5.00%, 7/01/47		3,020	3,512,653
Salt River Project Agricultural Improvement & Power District RB, 5.00%, 12/01/36		3,405	3,967,881
San Diego County Regional Transportation Commission RB, 5.00%, 4/01/48		9,350	10,881,437
San Diego Public Facilities Financing Authority Sewer Revenue RB, 5.00%, 5/15/39		3,535	4,127,148
San Francisco Bay Area Rapid Transit District GO:
5.00%, 8/01/36		3,055	3,689,707
5.00%, 8/01/47		10,190	12,147,805
San Francisco City & County Airport Comm-San Francisco International Airport RB, 5.00%, 5/01/41		4,960	5,629,997
South Carolina Ports Authority RB, 5.00%, 7/01/45		4,000	4,451,040
South Carolina Public Service Authority RB:
2.39%, 12/01/23		7,835	7,395,300
5.00%, 12/01/49		4,980	5,372,175
5.00%, 12/01/50		4,980	5,431,487
State of California GO:
5.00%, 8/01/26		12,130	15,087,415
5.00%, 9/01/27		2,920	3,589,118
7.50%, 4/01/34		9,165	13,309,413
7.55%, 4/01/39		4,840	7,385,743
7.30%, 10/01/39		2,620	3,831,252
7.35%, 11/01/39		4,170	6,119,934
State of Georgia GO:
5.00%, 7/01/26		2,640	3,318,084
5.00%, 2/01/28 (q)		5,000	6,248,700
5.00%, 2/01/29 (q)		5,000	6,190,200
5.00%, 2/01/30 (q)		5,000	6,134,400
5.00%, 2/01/31 (q)		5,000	6,092,600
5.00%, 2/01/32 (q)		5,000	6,059,400
5.00%, 2/01/33 (q)		5,000	6,031,150
State of Kansas Department of Transportation RB, 5.00%, 9/01/35		2,500	2,945,000
State of Maryland GO:
5.00%, 3/15/27		6,085	7,703,062
5.00%, 3/15/28		3,810	4,780,940
5.00%, 3/15/29		7,185	8,937,565
State of Ohio GO:
5.00%, 5/01/27		4,965	6,025,623
5.00%, 5/01/30		3,350	3,997,756
5.00%, 3/15/32		6,760	7,906,699
5.00%, 5/01/32		4,495	5,307,561
5.00%, 5/01/34		3,070	3,596,321
5.00%, 5/01/35		3,070	3,586,835
5.00%, 5/01/36		7,370	8,593,715
5.00%, 5/01/37		5,625	6,550,313

Taxable Municipal Bonds		Par (000)	Value
State of Oregon GO, 5.00%, 8/01/42	USD	10,030	$11,879,532
State of Texas GO, 5.00%, 8/01/42		3,635	4,298,315
State of Washington GO:
5.00%, 7/01/28		2,985	3,577,284
5.00%, 8/01/28		3,035	3,700,393
5.00%, 8/01/29		3,035	3,664,459
5.00%, 8/01/30		3,035	3,648,920
5.00%, 7/01/31		4,000	4,734,800
5.00%, 2/01/42		4,525	5,290,404
State of Wisconsin GO:
5.00%, 5/01/24		4,200	5,096,952
5.00%, 5/01/25		4,780	5,877,631
5.00%, 11/01/27 (q)		5,000	6,249,900
State of Wisconsin RB, 3.15%, 5/01/27		12,780	12,837,766
Sumter Landing Community Development District RB, 4.17%, 10/01/47		2,555	2,604,541
Texas A&M University RB:
2.76%, 5/15/26		13,425	13,347,269
2.84%, 5/15/27		5,965	5,942,452
Texas Private Activity Bond Surface Transportation Corp. RB:
5.00%, 12/31/50		4,095	4,466,171
5.00%, 12/31/55		3,580	3,891,746
Texas Water Development Board RB:
5.00%, 10/15/40		4,240	4,912,210
5.00%, 10/15/45		3,645	4,205,382
Tobacco Settlement Finance Authority RB, 7.47%, 6/01/47		9,895	9,518,792
Tobacco Settlement Financing Corp. RB:
5.00%, 6/01/41		5,100	4,998,000
6.71%, 6/01/46		10,350	9,012,987
University of California RB, 3.06%, 7/01/25		4,795	4,829,380
University of Delaware RB, 5.87%, 11/01/40		7,500	9,501,150
University of Houston RB:
5.00%, 2/15/33		2,730	3,201,007
5.00%, 2/15/34		2,555	2,982,988
5.00%, 2/15/35		5,685	6,618,363
5.00%, 2/15/36		6,840	7,945,960
University of Massachusetts Building Authority RB:
5.00%, 11/01/31		3,560	4,211,160
5.00%, 11/01/39		5,000	5,691,150
University of New Mexico RB, 5.00%, 6/01/47		4,350	5,034,951
University of Virginia RB:
5.00%, 4/01/44		6,970	8,283,566
5.00%, 4/01/46		4,835	5,737,114
Weld County School District No. RE-4 GO, 5.25%, 12/01/41		4,165	4,959,057
West Virginia Hospital Finance Authority RB:
5.00%, 6/01/19		2,840	3,027,809
5.00%, 6/01/20		3,065	3,363,500
5.00%, 6/01/21		3,050	3,427,346
5.00%, 6/01/22		3,335	3,826,812
5.00%, 6/01/23		2,765	3,220,561
5.00%, 6/01/24		2,955	3,495,824
Wisconsin Health & Educational Facilities Authority RB, 5.00%, 12/15/44		2,350	2,577,973
Total Taxable Municipal Bonds — 4.8%			1,393,891,339

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.7%
Fannie Mae:
Series 2017-C04, Class 2M2, 3.89%, 11/25/29 (b)	USD	20,690	$20,980,806
Series 2017-C03, Class 1M2, 4.02%, 10/25/29 (b)		7,540	7,743,176
Series 2014-C03, Class 1M2, 4.02%, 7/25/24 (b)		180	191,932
Series 2017-C01, Class 1M2, 4.57%, 7/25/29 (b)		10,980	11,595,416
Series 2017-C02, Class 2M2, 4.67%, 9/25/29 (b)		10,070	10,684,705
Series 2016-C04, Class 1M2, 5.27%, 1/25/29 (b)		15,330	16,922,336
Series 2016-C06, Class 1M2, 5.27%, 4/25/29 (b)		11,981	13,213,513
Series 2016-C07, Class 2M2, 5.37%, 4/25/29 (b)		890	976,566
Series 2016-C05, Class 2M2, 5.47%, 1/25/29 (b)		15,170	16,730,207
Series 2017-C03, Class 1B1, 5.87%, 10/25/29 (b)		7,590	8,120,613
Series 2013-C01, Class M2, 6.27%, 10/25/23 (b)		6,000	7,050,996
Series 2017-C01, Class 1B1, 6.77%, 7/25/29 (b)		4,911	5,584,402
Series 2016-C02, Class 1M2, 7.02%, 9/25/28 (b)		2,186	2,558,338
Freddie Mac:
Series 2017-HQA2, Class M2, 3.81%, 12/25/29 (b)		20,330	20,368,050
Series 2017-DNA1, Class M2, 4.27%, 7/25/29 (b)		9,410	9,816,104
Series 2017-DNA2, Class M2, 4.47%, 10/25/29 (b)		12,780	13,496,948
Series 2014-DN2, Class M3, 4.62%, 4/25/24 (b)		6,000	6,668,824
Series 2017-HQA1, Class M2, 4.77%, 8/25/29 (b)		6,000	6,342,531
Series 2016-DNA4, Class M3, 4.82%, 3/25/29 (b)		9,070	9,821,463
Series 2016-HQA3, Class M3, 4.87%, 3/25/29 (b)		9,920	10,736,132
Series 2017-DNA2, Class B1, 6.17%, 10/25/29 (b)		6,110	6,665,054
Series 2015-HQ2, Class B, 8.97%, 5/25/25 (b)		1,607	1,861,974
Series 2015-DN1, Class B, 12.72%, 1/25/25 (b)		1,510	2,066,492

			210,196,578
Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae, Series 2017-M7, Class A2, 2.96%, 2/25/27 (b)(c)		8,990	9,098,150
Freddie Mac:
Series K059, Class A2, 3.12%, 9/25/26 (b)		14,820	15,149,972
Series K059, Class AM, 3.17%, 9/25/26 (b)		2,280	2,330,711
Series K060, Class A2, 3.30%, 10/25/26		21,080	21,834,158
Series K061, Class A2, 3.35%, 11/25/26		8,980	9,335,455
Series K062, Class A2, 3.41%, 12/25/26		621	650,889
Series K063, Class A2, 3.43%, 1/25/27 (b)		4,160	4,366,891

			62,766,226
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae, Series 2016-M4, Class X2, 2.80%, 1/25/39 (b)		36,936	4,432,660

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Freddie Mac:
Series K721, Class X1, 0.46%, 8/25/22 (b)	USD	52,927	$783,992
Series K045, Class X1, 0.58%, 1/25/25 (b)		39,574	1,170,676
Series K064, Class X1, 0.75%, 3/25/27 (b)		131,663	6,513,338
Series K718, Class X1, 0.77%, 1/25/22 (b)		27,770	699,937
Series KC01, Class X1, 0.85%, 12/25/22 (b)		124,599	3,165,357
Series K044, Class X1, 0.88%, 1/25/25 (b)		42,111	1,970,640
Series KW01, Class X1, 1.12%, 1/25/26 (b)		71,887	4,610,227
Series K056, Class X1, 1.40%, 5/25/26 (b)		28,852	2,599,598
Ginnie Mae:
Series 2009-80, Class IO, 0.76%, 9/16/51 (b)		6,865	457,252
Series 2017-86, Class IO, 0.77%, 5/16/59 (b)		16,400	1,257,552
Series 2013-191, Class IO, 0.79%, 11/16/53 (b)		8,968	357,553
Series 2012-120, Class IO, 0.79%, 2/16/53 (b)		15,288	740,012
Series 2017-69, Class IO, 0.80%, 7/16/59 (b)(c)		15,354	1,134,639
Series 2014-52, Class AI, 0.83%, 8/16/41		28,843	707,219
Series 2014-172, Class IO, 0.84%, 1/16/49 (b)		58,294	2,878,293
Series 2012-23, Class IO, 0.86%, 6/16/53 (b)		13,520	441,763
Series 2016-158, Class IO, 0.92%, 6/16/58 (b)		20,221	1,509,973
Series 2016-152, Class IO, 0.98%, 8/15/58 (b)		54,423	4,438,856
Series 2014-40, Class AI, 1.00%, 2/16/39		40,566	963,438
Series 2016-87, Class IO, 1.01%, 8/16/58 (b)		29,014	2,204,538
Series 2016-110, Class IO, 1.05%, 5/16/58 (b)		19,085	1,476,151
Series 2016-125, Class IO, 1.07%, 12/16/57 (b)		28,433	2,241,156
Series 2016-119, Class IO, 1.13%, 10/16/52 (b)		29,782	2,417,317
Series 2014-112, Class IO, 1.18%, 1/16/48 (b)		55,930	3,201,656
Series 2016-113, Class IO, 1.19%, 2/16/58 (b)		24,488	2,167,525
Series 2013-145, Class SI, 5.08%, 4/16/40 (b)		21,735	1,969,015

			56,510,333
Mortgage-Backed Securities — 42.6%
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/26-7/01/32 (r)		3,247,539	3,264,252,832
2.69%, 4/01/25		3,470	3,486,109
3.00%, 12/01/25-7/01/47 (r)		2,801,558	2,865,182,908
3.50%, 1/01/42-7/01/47 (o)(r)		2,861,238	2,945,872,095
4.00%, 9/01/41-7/01/47 (r)		1,432,735	1,512,507,806
4.50%, 9/01/43-7/01/47 (r)		29,630	31,786,607
6.00%, 3/01/38		4	4,215

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	71

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities:
3.00%, 12/01/26-7/01/47 (r)	USD	143,807	$147,777,054
3.50%, 10/01/41-2/01/47		333,422	344,244,333
4.00%, 6/01/44-7/01/47 (s)		965,717	1,021,469,337
Ginnie Mae Mortgage-Backed Securities, 4.50%, 6/20/47-7/20/47		218,013	232,143,315

			12,368,726,611
Total U.S. Government Sponsored Agency Securities — 43.7%			12,698,199,748

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.00%, 5/15/47 (o)		375,061	387,074,166
U.S. Treasury Inflation Indexed Bonds:
0.75%, 2/15/45 (n)		31,185	29,249,929
0.88%, 2/15/47		32,604	31,644,466
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19-7/15/26 (n)(o)(s)		2,308,588	2,310,100,597
0.25%, 1/15/25		24,531	24,098,565
0.63%, 1/15/26 (n)(t)		26,728	26,900,495
0.38%, 1/15/27		91,648	90,022,383
U.S. Treasury Notes:
1.75%, 5/31/22 (o)		675,457	671,499,000
2.00%, 5/31/24 (o)		407,680	404,399,399
2.38%, 5/15/27 (o)		1,015,365	1,021,789,827
Total U.S. Treasury Obligations — 17.2%			4,996,778,827
Total Long-Term Investments (Cost — $41,382,164,713) — 143.0%			41,582,973,403

Short-Term Securities
Borrowed Bond Agreements — 6.5%(u)
Barclays Bank PLC, (1.68)%, Open (v) (Purchased on 2/13/17 to be repurchased at EUR 10,595,215, collateralized by Portugal Obrigacoes do Tesouro OT, 4.45% due at 6/15/18, par and fair value of EUR 9,800,000 and $11,673,724, respectively)	EUR	10,663	12,178,643
Barclays Bank PLC, (0.70)%, Open (v) (Purchased on 2/06/17 to be repurchased at EUR 5,697,913, collateralized by Kingdom of Spain, 5.40% due at 1/31/23, par and fair value of EUR 4,500,000 and $6,525,087, respectively)		5,714	6,526,031
Barclays Bank PLC, (0.60)%, Open (v) (Purchased on 2/07/17 to be repurchased at EUR 12,633,844, collateralized by Kingdom of Spain, 5.40% due at 1/31/23, par and fair value of EUR 10,000,000 and $14,500,194, respectively)		12,664	14,464,005
Barclays Bank PLC, (0.60)%, Open (v) (Purchased on 2/13/17 to be repurchased at EUR 11,008,064, collateralized by Portugal Obrigacoes do Tesouro OT, 4.75% due at 6/14/19, par and fair value of EUR 9,800,000 and $12,198,008, respectively)		11,033	12,601,449

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Bank PLC, (0.25)%, Open (v) (Purchased on 1/26/17 to be repurchased at $1,772,502, collateralized by Bank of Communications Co. Ltd., 5.00% (l), par and fair value of USD 1,700,000 and $1,759,500, respectively)	USD	1,774	$1,774,375
Barclays Bank PLC, 0.00%, Open (v) (Purchased on 6/30/17 to be repurchased at EUR 1,422,430, collateralized by New Areva Holding SA, 4.38% due at 11/06/19, par and fair value of EUR 1,300,000 and $1,588,548, respectively)	EUR	1,422	1,624,632
Barclays Capital, Inc., (2.00)%, Open (v) (Purchased on 6/07/17 to be repurchased at $9,331,706, collateralized by Transocean, Inc., 5.80% due at 10/15/22, par and fair value of USD 9,900,000 and $9,182,250, respectively)	USD	9,343	9,343,125
Barclays Capital, Inc., 0.75%, Open (v) (Purchased on 3/20/17 to be repurchased at $5,440,286, collateralized by Seagate HDD Cayman, 4.75% due at 6/01/23, par and fair value of USD 5,375,000 and $5,603,438, respectively)		5,429	5,428,750
Barclays Capital, Inc., 0.75%, Open (v) (Purchased on 6/01/17 to be repurchased at $13,478,359, collateralized by Target Corp., 3.63% due at 4/15/46, par and fair value of USD 14,350,000 and $13,388,522, respectively)		13,471	13,471,063
Barclays Capital, Inc., 0.75%, Open (v) (Purchased on 6/01/17 to be repurchased at $14,483,403, collateralized by Target Corp., 4.00% due at 7/01/42, par and fair value of USD 14,350,000 and $14,175,016, respectively)		14,476	14,475,563
Barclays Capital, Inc., 0.75%, Open (v) (Purchased on 6/21/17 to be repurchased at $2,014,836, collateralized by Plains All American Pipeline LP/PAA Finance Corp., 4.50% due at 12/15/26, par and fair value of USD 1,975,000 and $1,997,414, respectively)		2,015	2,014,500
Barclays Capital, Inc., 0.85%, 7/17/17 (Purchased on 6/19/17 to be repurchased at $200,127,500, collateralized by U.S. Treasury Notes, 1.50% due at 6/15/20, par and fair value of USD 200,000,000 and $199,718,800, respectively)		200,000	200,000,000
Barclays Capital, Inc., 1.13%, 7/3/17 (Purchased on 6/30/17 to be repurchased at $687,781,760, collateralized by U.S. Treasury Notes, 1.50% due at 6/15/20, par and fair value of USD 687,717,000 and $686,750,068, respectively)		687,717	687,717,000
BNP Paribas Securities Corp., (0.95)%, Open (v) (Purchased on 2/10/17 to be repurchased at EUR 14,702,992, collateralized by Portugal Obrigacoes do Tesouro OT, 2.88% due at 7/21/26, par and fair value of EUR 15,725,000 and $18,070,495, respectively)	EUR	14,756	16,853,987

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
BNP Paribas Securities Corp., 0.16%, Open (v) (Purchased on 11/04/16 to be repurchased at GBP 23,389,732, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13% due at 3/22/46, par and fair value of GBP 13,689,000 and $29,600,100, respectively)	GBP	23,365	$30,432,176
BNP Paribas Securities Corp., 0.17%, Open (v) (Purchased on 11/11/16 to be repurchased at GBP 1,960,668, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13% due at 3/22/46, par and fair value of GBP 1,187,000 and $2,566,683, respectively)		1,959	2,550,925
Citigroup Global Markets Limited, 0.15%, Open (v) (Purchased on 5/26/17 to be repurchased at $720,846, collateralized by Barclays Bank PLC, 7.63% due at 11/21/22, par and fair value of USD 613,000 and $701,119, respectively)	USD	721	720,753
Citigroup Global Markets, Inc., 0.25%, Open (v) (Purchased on 6/20/17 to be repurchased at $2,103,121, collateralized by Ally Financial, Inc., 5.13% due at 9/30/24, par and fair value of USD 1,970,000 and $2,078,192, respectively)		2,103	2,102,975
Citigroup Global Markets, Inc., 0.65%, Open (v) (Purchased on 6/01/17 to be repurchased at $13,405,603, collateralized by Target Corp., 3.63% due at 4/15/46, par and fair value of USD 14,350,000 and $13,388,522, respectively)		13,399	13,399,313
Citigroup Global Markets, Inc., 0.80%, Open (v) (Purchased on 6/08/17 to be repurchased at $2,034,884, collateralized by Dollar General Corp., 3.88% due at 4/15/27, par and fair value of USD 1,970,000 and $2,017,404, respectively)		2,034	2,034,025
Citigroup Global Markets, Inc., 0.80%, Open (v) (Purchased on 6/21/17 to be repurchased at $8,268,682, collateralized by Anadarko Petroleum Corp., 6.60% due at 3/15/46, par and fair value of USD 6,735,000 and $8,317,934, respectively)		8,267	8,267,213
Citigroup Global Markets, Inc., 0.85%, Open (v) (Purchased on 3/24/17 to be repurchased at $3,075,508, collateralized by LifePoint Health, Inc., 5.50% due at 12/01/21, par and fair value of USD 2,940,000 and $3,042,900, respectively)		3,069	3,068,625
Citigroup Global Markets, Inc., 0.85%, Open (v) (Purchased on 4/03/17 to be repurchased at $13,259,181, collateralized by Ford Motor Credit Co. LLC, 4.39% due at 1/08/26, par and fair value of USD 12,800,000 and $13,184,678, respectively)		13,232	13,232,000
Citigroup Global Markets, Inc., 0.85%, Open (v) (Purchased on 4/24/17 to be repurchased at $18,839,312, collateralized by Walt Disney Co., 4.13% due at 6/01/44, par and fair value of USD 18,000,000 and $18,893,952, respectively)		18,810	18,810,000

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., 0.85%, Open (v) (Purchased on 5/12/17 to be repurchased at $11,767,204, collateralized by Comcast Corp., 4.75% due at 3/01/44, par and fair value of USD 11,050,000 and $12,296,197, respectively)	USD	11,754	$11,754,437
Citigroup Global Markets, Inc., 0.85%, Open (v) (Purchased on 6/01/17 to be repurchased at $14,466,500, collateralized by Target Corp., 4.00% due at 7/01/42, par and fair value of USD 14,350,000 and $14,175,016, respectively)		14,458	14,457,625
Citigroup Global Markets, Inc., 0.85%, Open (v) (Purchased on 6/29/17 to be repurchased at $10,122,989, collateralized by Hanesbrands, Inc., 4.88% due at 5/15/26, par and fair value of USD 9,900,000 and $10,048,500, respectively)		10,123	10,122,750
Citigroup Global Markets, Inc., 1.18%, Open (v) (Purchased on 6/16/17 to be repurchased at $200,098,333, collateralized by U.S. Treasury Notes, 1.50% due at 6/15/20, par and fair value of USD 200,000,000 and $199,718,800, respectively)		200,000	200,000,000
Credit Suisse Securities (USA) LLC, 0.60%, Open (v) (Purchased on 6/15/17 to be repurchased at $3,121,980, collateralized by United Rentals North America, Inc., 5.88% due at 9/15/26, par and fair value of USD 2,890,000 and $3,077,850, respectively)		3,121	3,121,200
Deutsche Bank AG, (0.60)%, Open (v) (Purchased on 1/31/17 to be repurchased at EUR 25,239,154, collateralized by Kingdom of Spain, 5.40% due at 1/31/23, par and fair value of EUR 19,500,000 and $28,275,379, respectively)	EUR	25,302	28,898,721
Deutsche Bank AG, 0.12%, Open (v) (Purchased on 6/09/17 to be repurchased at GBP 5,481,422, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13% due at 3/22/46, par and fair value of GBP 3,210,000 and $6,941,071, respectively)	GBP	5,481	7,138,859
Deutsche Bank Securities, Inc., 0.80%, 7/17/17 (Purchased on 6/23/17 to be repurchased at $200,343,450, collateralized by U.S. Treasury Notes, 1.50% due at 6/15/20, par and fair value of USD 200,000,000 and $199,718,800, respectively)	USD	200,250	200,250,000
HSBC Securities (USA), Inc., 1.10%, Open (v) (Purchased on 6/16/17 to be repurchased at $200,091,667, collateralized by U.S. Treasury Notes, 1.50% due at 6/15/20, par and fair value of USD 200,000,000 and $199,718,800, respectively)		200,000	200,000,000
J.P. Morgan Securities PLC, (1.20)%, Open (v) (Purchased on 12/12/16 to be repurchased at EUR 8,532,598, collateralized by Portugal Obrigacoes do Tesouro OT, 2.88% due at 7/21/26, par and fair value of EUR 8,260,000 and $9,492,038, respectively)	EUR	8,589	9,810,274

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	73

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
J.P. Morgan Securities PLC, (1.10)% United Kingdom Gilt Inflation Linked Bonds, 0.13%, Open (v) (Purchased on 4/18/17 to be repurchased at EUR 450,258, collateralized by Syngenta Finance NV, 1.88% due at 11/02/21, par and fair value of EUR 400,000 and $468,805, respectively)	EUR	451	$515,413
J.P. Morgan Securities PLC, 0.00%, Open (v) (Purchased on 6/15/17 to be repurchased at $1,939,367, collateralized by Industrial & Commercial Bank of China Ltd., 6.00% (l), par and fair value of USD 1,700,000 and $1,792,863, respectively)	USD	1,939	1,939,367
RBC Capital Markets, LLC, 0.25%, Open (v) (Purchased on 6/19/17 to be repurchased at $16,506,396, collateralized by Kroger Co., 2.65% due at 10/15/26, par and fair value of USD 17,700,000 and $16,323,701, respectively)		16,505	16,505,250
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 2/16/17 to be repurchased at $3,812,350, collateralized by Netflix, Inc., 4.38% due at 11/15/26, par and fair value of USD 3,800,000 and $3,790,500, respectively)		3,800	3,800,000
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 4/10/17 to be repurchased at $19,343,610, collateralized by Valeant Pharmaceuticals International, Inc., 6.13% due at 4/15/25, par and fair value of USD 24,750,000 and $20,944,688, respectively)		19,305	19,305,000
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 6/08/17 to be repurchased at $1,364,493, collateralized by Walgreens Boots Alliance, Inc., 4.65% due at 6/01/46, par and fair value of USD 1,302,000 and $1,362,786, respectively)		1,364	1,363,845
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 6/08/17 to be repurchased at $1,887,171, collateralized by United Parcel Service, Inc., 3.40% due at 11/15/46, par and fair value of USD 1,970,000 and $1,876,760, respectively)		1,886	1,886,275
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 6/08/17 to be repurchased at $2,039,919, collateralized by Autozone, Inc., 3.75% due at 6/01/27, par and fair value of USD 1,970,000 and $1,970,554, respectively)		2,039	2,038,950
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 6/08/17 to be repurchased at $2,069,483, collateralized by Verizon Communications, Inc., 4.13% due at 3/16/27, par and fair value of USD 1,970,000 and $2,034,575, respectively)		2,069	2,068,500
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 6/08/17 to be repurchased at $2,074,410, collateralized by AT&T Inc., 4.25% due at 3/01/27, par and fair value of USD 1,970,000 and $2,036,887, respectively)		2,073	2,073,425
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 6/08/17 to be repurchased at $2,291,213, collateralized by CVS Health Corp., 5.13% due at 7/20/45, par and fair value of USD 1,970,000 and $2,258,398, respectively)		2,290	2,290,125

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 6/08/17 to be repurchased at $4,946,949, collateralized by Simon Property Group LP, 3.38% due at 6/15/27, par and fair value of USD 4,920,000 and $4,903,779, respectively)	USD	4,945	$4,944,600
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 6/08/17 to be repurchased at $5,082,313, collateralized by Express Scripts Holding Co., 4.80% due at 7/15/46, par and fair value of USD 4,920,000 and $5,004,481, respectively)		5,080	5,079,900
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 6/19/17 to be repurchased at $17,615,903, collateralized by Kroger Co., 4.45% due at 2/01/47, par and fair value of USD 17,700,000 and $17,061,154, respectively)		17,612	17,611,500
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 6/21/17 to be repurchased at $4,137,827, collateralized by Plains All American Pipeline LP/PAA Finance Corp., 4.65% due at 10/15/25, par and fair value of USD 3,940,000 and $4,038,461, respectively)		4,137	4,137,000
RBC Capital Markets, LLC, 0.90%, Open (v) (Purchased on 6/21/17 to be repurchased at $7,021,404, collateralized by Continental Resources, Inc., 5.00% due at 9/15/22, par and fair value of USD 7,200,000 and $7,065,000, respectively)		7,020	7,020,000

			1,871,224,144

Foreign Agency Obligations
Egypt — 0.3%
Arab Republic of Egypt Treasury Bills (w):
18.89%, 10/31/17	EGP	494,775	25,603,186
18.64%, 5/01/18		494,800	23,341,043
19.03%, 5/15/18		562,000	26,324,986
20.42%, 5/29/18		333,350	15,521,655
Total Foreign Agency Obligations — 0.3%			90,790,870
Total Short-Term Securities (Cost — $1,955,322,671) — 6.8%			1,962,015,014

Options Purchased
(Cost — $210,382,807) — 0.5%			151,297,583
Total Investments Before Options Written, TBA Sale Commitments, Borrowed Bonds and Investments Sold Short (Cost — $43,547,870,191) — 150.3%			43,696,286,000

Options Written
(Premiums Received — $161,745,429) — (0.5)%			(130,089,426)

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

TBA Sale Commitments (r)	Par (000)		Value
Mortgage-Backed Securities — (43.6)%
United States — (43.6)%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/32	USD	868,333	$(871,676,160)
3.00%, 7/01/32-7/01/47		5,138,436	(5,261,659,311)
3.50%, 7/01/47		3,353,661	(3,443,604,076)
4.00%, 7/01/47		1,925,748	(2,023,521,364)
4.50%, 7/01/47		29,834	(31,982,689)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/47		8,444	(8,421,287)
3.50%, 7/01/47		280,628	(288,293,915)
4.00%, 7/01/47		484,040	(508,578,507)
Ginnie Mae Mortgage-Backed Securities, 4.50%, 7/15/47		217,831	(231,513,510)
Total TBA Sale Commitments (Proceeds — $12,715,132,282) — (43.6)%			(12,669,250,819)

Borrowed Bonds
Corporate Bonds — (0.8)%
China — (0.0)%
Bank of Communications Co. Ltd., 5.00% (b)(l)		1,700	(1,759,500)
Switzerland — (0.0)%
Syngenta Finance NV, 1.88%, 11/02/21	EUR	400	(468,805)
United Kingdom — (0.0)%
Barclays Bank PLC, 7.63%, 11/21/22	USD	613	(701,119)
United States — (0.8)%
Ally Financial, Inc., 5.13%, 9/30/24		1,970	(2,078,192)
Anadarko Petroleum Corp., 6.60%, 3/15/46		6,735	(8,317,934)
AT&T Inc., 4.25%, 3/01/27		1,970	(2,036,887)
Autozone, Inc., 3.75%, 6/01/27		1,970	(1,970,554)
Comcast Corp., 4.75%, 3/01/44		11,050	(12,296,197)
Continental Resources, Inc., 5.00%, 9/15/22		7,200	(7,065,000)
CVS Health Corp., 5.13%, 7/20/45		1,970	(2,258,398)
Dollar General Corp., 3.88%, 4/15/27		1,970	(2,017,404)
Express Scripts Holding Co., 4.80%, 7/15/46		4,920	(5,004,481)
Ford Motor Credit Co. LLC, 4.39%, 1/08/26		12,800	(13,184,678)
Hanesbrands, Inc., 4.88%, 5/15/26 (a)		9,900	(10,048,500)
Kroger Co.:
2.65%, 10/15/26		17,700	(16,323,701)
4.45%, 2/01/47		17,700	(17,061,154)
LifePoint Health, Inc., 5.50%, 12/01/21		2,940	(3,042,900)
Netflix, Inc., 4.38%, 11/15/26 (a)		3,800	(3,790,500)
Plains All American Pipeline LP/PAA Finance Corp.:
4.65%, 10/15/25		3,940	(4,038,461)
4.50%, 12/15/26		1,975	(1,997,414)
Seagate HDD Cayman, 4.75%, 6/01/23		5,375	(5,603,438)
Simon Property Group LP, 3.38%, 6/15/27		4,920	(4,903,779)

Borrowed Bonds		Par (000)	Value
Corporate Bonds (continued)
United States (continued)
Target Corp.:
4.00%, 7/01/42	USD	28,700	$(28,350,032)
3.63%, 4/15/46		28,700	(26,777,043)
Transocean, Inc., 5.80%, 10/15/22		9,900	(9,182,250)
United Parcel Service, Inc., 3.40%, 11/15/46		1,970	(1,876,760)
United Rentals North America, Inc., 5.88%, 9/15/26		2,890	(3,077,850)
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (a)		24,750	(20,944,688)
Verizon Communications, Inc., 4.13%, 3/16/27		1,970	(2,034,575)
Walgreens Boots Alliance, Inc., 4.65%, 6/01/46		1,302	(1,362,786)
Walt Disney Co., 4.13%, 6/01/44		18,000	(18,893,952)

			(235,539,508)
			(238,468,932)
Foreign Agency Obligations — (0.0)%
China — (0.0)%
Industrial & Commercial Bank of China Ltd., 6.00% (b)(l)		1,700	(1,792,863)
Foreign Government Obligations — (0.5)%
Portugal — (0.2)%
Portugal Obrigacoes do Tesouro OT:
4.45%, 6/15/18	EUR	9,800	(11,673,724)
4.75%, 6/14/19		9,800	(12,198,008)
2.88%, 7/21/26		23,985	(27,562,533)

			(51,434,265)
Spain — (0.2)%
Kingdom of Spain, 5.40%, 1/31/23		34,000	(49,300,660)
United Kingdom — (0.1)%
United Kingdom Gilt Inflation Linked Bonds, 0.13%, 3/22/46	GBP	18,086	(39,107,854)
			(139,842,779)
U.S. Treasury Obligations — (5.1)%
United States U.S. Treasury Notes, 1.50%, 6/15/20	USD	1,487,717	(1,485,625,268)
Total Borrowed Bonds (Proceeds — $1,856,894,756) — (6.4)%			(1,865,729,842)

Investments Sold Short
Foreign Agency Obligations — (0.0)%
France — (0.0)%
New Areva Holding SA, 4.38%,11/06/19	EUR	1,300	(1,588,548)
Total Investments Sold Short (Proceeds — $1,587,246) — (0.0)%			(1,588,548)
Total Investments Net of Options Written, TBA Sale Commitments, Borrowed Bonds and Investments Sold Short — 99.8%			29,029,627,365
Other Assets Less Liabilities — 0.2%			45,534,737

Net Assets — 100.0%			$29,075,162,102

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	75

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Zero-coupon bond.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Amount is less than $500.

(g)	Non-income producing security.

(h)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(i)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(j)	Convertible security.

(k)	Issuer filed for bankruptcy and/or is in default.

(l)	Perpetual security with no stated maturity date.

(m)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(n)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.

(o)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(p)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased		Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	445,688,404	445,688,404	[1]	—	—	—	$ 628,360	—	—
iShares China Large-Cap ETF	—	396,948		(108,061)	288,887	$ 11,471,703	50,818	$ 77,733	$ 280,221
iShares Core MSCI Emerging Markets ETF	—	1,350,002		(1,217,872)	132,130	5,468,861	121,186	1,868,082	439,504
iShares iBoxx $ High Yield Corporate Bond ETF	5,304,206	4,187,007		(4,814,757)	4,676,456	413,351,946	5,649,412	3,653,462	1,554,302
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,106,180	147,716		(58,716)	1,195,180	136,680,785	2,521,651	8,489	4,527,965
iShares Short Maturity Bond ETF	996,000	—		—	996,000	50,068,920	293,322	—	89,640
iShares Transportation Average ETF	—	29,650		(29,650)	—	—	—	(135,435)	—
iShares U.S. Home Construction ETF	—	281,251		—	281,251	9,545,659	8,693	—	265,839
						$626,587,874	$9,273,442	$5,472,331	$7,157,471

[1]	Represents net shares purchased.

(q)	When-issued security.

(r)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,285,735,347)	$ 5,730,282
BNP Paribas Securities Corp.	$(53,942,887)	$ 122,276
Citigroup Global Markets, Inc.	$120,703,797	$ (603,075)
Credit Suisse Securities (USA) LLC	$122,713,259	$ (745,145)
Daiwa Capital Markets America, Inc.	$(67,578,933)	$ 272,761
Deutsche Bank Securities, Inc.	$(224,580,742)	$ 744,945
Goldman Sachs & Co.	$(1,523,431,276)	$ 5,658,435
J.P. Morgan Securities LLC	$(1,209,266,287)	$ 6,943,278
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$299,104,203	$ (17,925)
Morgan Stanley & Co. LLC	$(445,866,821)	$ 1,588,656
Nomura Securities International, Inc.	$(313,928,394)	$ 1,261,086
RBC Capital Markets, LLC	$(294,587,357)	$ 678,597
Wells Fargo Securities, LLC	$251,689,637	$(1,160,538)

(s)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.

(t)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(u)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(v)	The amount to be repurchased assumes the maturity will be the day after the period end.

(w)	Rates are discount rates or a range of discount rates at the time of purchase.

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Europe Ltd.	(8.00%)	3/23/17	Open	$256,802	$251,152	Corporate Bonds	Open/Demand[1]
RBC Europe Ltd.	(6.00%)	3/23/17	Open	1,104,247	1,086,026	Corporate Bonds	Open/Demand[1]
Nomura Securities International, Inc.	0.85%	5/16/17	Open	298,875,000	299,199,611	U.S. Treasury Obligations	Open/Demand[1]
Amherst Pierpont Securities LLC	0.97%	5/30/17	Open	99,875,000	99,958,423	U.S. Treasury Obligations	Open/Demand[1]
HSBC Securities (USA), Inc.	0.80%	6/05/17	Open	215,268,750	215,393,128	U.S. Treasury Obligations	Open/Demand[1]
HSBC Securities (USA), Inc.	1.27%	6/12/17	7/13/17	611,941,000	612,329,583	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	1.29%	6/15/17	7/18/17	260,312,500	260,452,418	U.S. Treasury Obligations	Up to 30 Days
Barclays Capital, Inc.	1.05%	6/19/17	7/17/17	203,750,000	203,815,370	U.S. Treasury Obligations	Up to 30 Days
RBC Capital Markets, LLC	1.32%	6/19/17	7/18/17	312,750,000	312,876,142	U.S. Treasury Obligations	Up to 30 Days
Deutsche Bank Securities, Inc.	1.12%	6/23/17	7/17/17	204,500,000	204,531,811	U.S. Treasury Obligations	Up to 30 Days
HSBC Securities (USA), Inc.	1.15%	6/27/17	Open	365,312,500	365,359,179	U.S. Treasury Obligations	Open/Demand[1]
Barclays Capital, Inc.	0.75%	6/28/17	Open	3,956,250	3,956,415	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	(0.75%)	6/28/17	Open	16,679,025	16,678,330	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	0.50%	6/28/17	Open	6,492,225	6,492,405	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	0.00%	6/28/17	Open	10,728,125	10,728,125	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	0.75%	6/28/17	Open	9,336,800	9,337,189	Corporate Bonds	Open/Demand[1]
Citigroup Global Markets, Inc.	(2.75%)	6/28/17	Open	3,500,000	3,499,465	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.00%	6/28/17	Open	1,251,210	1,251,210	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	(1.00%)	6/28/17	Open	10,150,000	10,149,436	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	1.35%	6/28/17	7/07/17	261,250,000	261,269,594	U.S. Treasury Obligations	Up to 30 Days
Barclays Capital, Inc.	1.05%	6/30/17	7/03/17	708,750,000	708,770,672	U.S. Treasury Obligations	Overnight
BNP Paribas Securities Corp.	1.03%	6/30/17	7/03/17	228,689,730	228,696,273	U.S. Treasury Obligations	Overnight
Citigroup Global Markets, Inc.	1.37%	6/30/17	Open	156,750,000	156,755,965	U.S. Treasury Obligations	Open/Demand[1]
Citigroup Global Markets, Inc.	0.00%	6/30/17	Open	2,140,000	2,140,000	Corporate Bonds	Open/Demand[1]
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.18%	6/30/17	7/03/17	649,337,089	649,358,373	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.35%	6/30/17	7/03/17	406,151,200	406,166,431	U.S. Treasury Obligations	Overnight
Total				$5,049,107,453	$5,050,502,726

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(146)	CBOE Volatility Index	July 2017	USD	1,799,450	$132,546
(100)	Hang Seng China Enterprises Index	July 2017	USD	6,529,020	24,433
1,336	VSTOXX Mini	July 2017	USD	2,563,538	77,046
90	CBOE Volatility Index	August 2017	USD	1,140,750	(18,170)
1,336	VSTOXX Mini	August 2017	USD	2,655,093	215,620
554	Australian Government Bonds (10 Year)	September 2017	USD	91,599,582	(832,804)
968	Euro Dollar	September 2017	USD	238,720,900	(12,003)
7,786	Euro STOXX 50 Index	September 2017	USD	305,111,885	(8,648,951)
(601)	Euro-Bobl	September 2017	USD	90,403,294	588,789
(2,901)	Euro-BTP Italian Government Bond	September 2017	USD	447,770,679	1,861,709
(5,493)	Euro-Bund	September 2017	USD	1,015,546,874	13,394,806
(114)	Euro-Buxl	September 2017	USD	21,291,180	515,518

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	77

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(1,634)	Euro-OAT	September 2017	USD	277,104,781	$ 3,686,956
(390)	Euro-Schatz	September 2017	USD	49,822,395	126,625
143	FTSE/MIB Index	September 2017	USD	16,740,280	(366,535)
74	Japanese Government Bonds (10 Year)	September 2017	USD	98,760,969	(198,837)
(658)	Long Gilt British	September 2017	USD	107,615,505	1,419,844
567	NASDAQ 100 E-Mini Index	September 2017	USD	64,102,185	(615,627)
99	Nikkei 225 Index	September 2017	USD	9,951,975	(37,511)
106	Nikkei 225 Index	September 2017	USD	18,867,482	18,596
(7,895)	S&P 500 E-Mini Index	September 2017	USD	955,650,275	4,632,340
(4,978)	U.S. Treasury Bonds (30 Year)	September 2017	USD	765,056,375	(4,337,511)
(7,814)	U.S. Treasury Notes (2 Year)	September 2017	USD	1,688,678,664	1,494,448
3,137	U.S. Treasury Notes (5 Year)	September 2017	USD	369,651,338	(1,326,685)
(44,766)	U.S. Treasury Notes (10 Year)	September 2017	USD	5,619,531,938	26,374,068
(1,834)	U.S. Ultra Treasury Bonds	September 2017	USD	304,214,750	(1,728,492)
(933)	U.S. Ultra Treasury Bonds (10 Year)	September 2017	USD	125,780,063	1,281,448
553	WTI Light Sweet Crude Oil[1]	September 2017	USD	25,598,370	1,950,735
1,340	Canadian Bankers Acceptance	December 2017	USD	254,853,678	(240,522)
(578)	WTI Light Sweet Crude Oil[1]	December 2017	USD	27,194,900	(2,046,251)
(2,196)	Euro Dollar	June 2018	USD	540,023,850	(889,045)
(2,000)	Euro Dollar	December 2018	USD	491,000,000	287,748
(4,180)	Euro Dollar	March 2019	USD	1,025,615,250	(3,539,435)
Total					$33,244,896

[1]	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	56,546,904	USD	17,032,200	BNP Paribas S.A.	7/03/17	$24,686
MXN	196,112,250	USD	10,750,000	Citibank N.A.	7/03/17	50,156
USD	14,193,500	BRL	46,810,163	Barclays Bank PLC	7/03/17	73,618
USD	14,193,500	BRL	46,895,324	Citibank N.A.	7/03/17	47,930
USD	11,940,000	KRW	13,368,024,000	HSBC Bank PLC	7/03/17	255,635
USD	10,750,000	MXN	194,247,727	Goldman Sachs International	7/03/17	52,526
USD	14,393,000	RUB	841,126,920	BNP Paribas S.A.	7/03/17	139,933
CNH	177,375,674	USD	26,110,000	HSBC Bank PLC	7/05/17	40,226
EUR	13,027,713	USD	14,874,002	HSBC Bank PLC	7/05/17	9,803
GBP	11,588,776	USD	15,042,000	BNP Paribas S.A.	7/05/17	54,467
HUF	4,023,684,732	USD	14,874,000	Standard Chartered Bank	7/05/17	9,185
RUB	178,424,064	USD	2,990,000	Deutsche Bank AG	7/05/17	32,109
SEK	125,494,615	USD	14,874,000	JPMorgan Chase Bank N.A.	7/05/17	26,577
TRY	31,994,381	USD	8,959,000	BNP Paribas S.A.	7/05/17	121,048
TRY	10,501,407	USD	2,955,000	Citibank N.A.	7/05/17	25,313
TRY	79,572,535	USD	22,530,000	HSBC Bank PLC	7/05/17	52,792
USD	2,960,000	JPY	329,163,544	Goldman Sachs International	7/05/17	32,780
USD	2,955,000	JPY	327,030,115	JPMorgan Chase Bank N.A.	7/05/17	46,752
USD	8,959,000	JPY	989,270,698	Royal Bank of Scotland PLC	7/05/17	161,510
USD	3,412,600	TRY	12,006,926	Barclays Bank PLC	7/05/17	5,018
USD	17,063,000	TRY	60,018,420	Citibank N.A.	7/05/17	39,628
ZAR	118,836,208	USD	8,959,000	BNP Paribas S.A.	7/05/17	116,080
BRL	9,887,288	USD	2,960,000	HSBC Bank PLC	7/06/17	20,352

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	14,039,935,000	USD	20,920,000	Credit Suisse International	7/06/17	$226,359
CNY	19,312,000	USD	2,845,021	Nomura International PLC	7/06/17	2,488
GBP	30,000,000	USD	38,297,106	JPMorgan Chase Bank N.A.	7/06/17	784,632
GBP	136,580,000	USD	176,647,587	Royal Bank of Scotland PLC	7/06/17	1,278,539
RUB	1,374,589,072	USD	23,028,800	JPMorgan Chase Bank N.A.	7/06/17	248,607
USD	14,874,000	BRL	49,188,318	Standard Chartered Bank	7/06/17	47,032
USD	20,920,000	COP	60,851,050,000	Credit Suisse International	7/06/17	971,354
USD	13,752,762	JPY	1,521,915,000	Goldman Sachs International	7/06/17	217,895
USD	26,884,892	JPY	2,999,249,000	HSBC Bank PLC	7/06/17	211,631
CLP	13,973,820,000	USD	20,580,000	BNP Paribas S.A.	7/10/17	464,329
EUR	22,530,000	USD	25,643,670	Deutsche Bank AG	7/10/17	103,469
EUR	22,530,000	USD	25,431,661	Goldman Sachs International	7/10/17	315,477
RUB	774,309,560	USD	13,100,000	JPMorgan Chase Bank N.A.	7/10/17	761
RUB	774,915,400	USD	13,107,500	JPMorgan Chase Bank N.A.	7/10/17	3,511
TRY	40,272,732	USD	11,359,951	Deutsche Bank AG	7/10/17	52,851
TRY	40,465,918	USD	11,412,449	Goldman Sachs International	7/10/17	55,100
USD	36,000,000	BRL	115,920,000	Citibank N.A.	7/10/17	1,090,121
USD	26,333,109	RUB	1,545,490,164	Credit Suisse International	7/10/17	184,527
USD	26,081,891	RUB	1,530,263,671	Deutsche Bank AG	7/10/17	190,930
JPY	2,656,082,753	USD	23,594,000	Goldman Sachs International	7/11/17	32,799
CNY	235,711,917	USD	34,275,399	HSBC Bank PLC	7/14/17	462,211
MYR	61,260,000	USD	13,859,729	Bank of America N.A.	7/14/17	402,262
MYR	62,191,402	USD	14,116,764	Barclays Bank PLC	7/14/17	362,067
MYR	62,190,000	USD	14,153,391	JPMorgan Chase Bank N.A.	7/14/17	325,113
MYR	61,880,000	USD	13,984,181	JPMorgan Chase Bank N.A.	7/14/17	422,152
TRY	101,440,283	USD	28,688,225	Goldman Sachs International	7/14/17	25,248
USD	3,299,926	IDR	43,938,511,766	Deutsche Bank AG	7/14/17	8,627
USD	1,400,813	INR	90,475,000	Citibank N.A.	7/14/17	3,832
USD	1,748,895	INR	112,683,056	Citibank N.A.	7/14/17	9,010
USD	34,655,545	INR	2,238,315,000	Citibank N.A.	7/14/17	94,802
USD	43,266,653	INR	2,787,713,685	Citibank N.A.	7/14/17	222,909
USD	1,375,590	INR	88,815,000	Goldman Sachs International	7/14/17	4,241
USD	34,032,061	INR	2,197,280,000	Goldman Sachs International	7/14/17	104,919
USD	1,316,607	INR	85,010,000	HSBC Bank PLC	7/14/17	4,008
USD	32,570,721	INR	2,103,010,000	HSBC Bank PLC	7/14/17	99,157
USD	9,440,047	MYR	40,545,000	Goldman Sachs International	7/14/17	732
USD	12,693,473	MYR	54,455,000	Goldman Sachs International	7/14/17	15,760
USD	12,793,569	MYR	54,910,000	UBS AG	7/14/17	9,928
MYR	45,361,785	USD	10,537,000	BNP Paribas S.A.	7/17/17	22,300
MYR	22,871,160	USD	5,265,000	JPMorgan Chase Bank N.A.	7/17/17	58,941
MYR	46,460,320	USD	10,540,000	JPMorgan Chase Bank N.A.	7/17/17	275,017
TRY	148,992,547	USD	42,023,000	BNP Paribas S.A.	7/21/17	64,763
TRY	65,184,721	USD	18,316,000	Citibank N.A.	7/21/17	97,533
USD	5,208,567	MXN	94,174,087	BNP Paribas S.A.	7/21/17	38,559
USD	13,093,433	MXN	236,717,607	JPMorgan Chase Bank N.A.	7/21/17	98,010
USD	737,000	ZAR	9,588,626	Citibank N.A.	7/21/17	6,944
USD	18,316,000	ZAR	235,777,637	Citibank N.A.	7/21/17	364,422
EUR	3,740,000	JPY	460,663,280	Goldman Sachs International	7/24/17	177,204
RUB	1,383,340,016	USD	23,028,800	BNP Paribas S.A.	7/24/17	304,927

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	79

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	1,373,898,208	USD	23,028,800	Deutsche Bank AG	7/24/17	$145,666
USD	10,935,154	ARS	184,038,645	BNP Paribas S.A.	7/26/17	22,478
USD	10,939,846	ARS	183,789,410	Citibank N.A.	7/26/17	41,948
EUR	6,955,739	GBP	5,859,000	Bank of America N.A.	8/02/17	319,518
EUR	19,115,473	GBP	16,114,000	Citibank N.A.	8/02/17	861,736
EUR	3,220,000	USD	3,520,819	Citibank N.A.	8/02/17	163,668
GBP	3,507,376	EUR	3,960,000	Barclays Bank PLC	8/02/17	42,059
RUB	89,706,382	USD	1,510,000	Deutsche Bank AG	8/02/17	129
RUB	90,190,790	USD	1,510,000	JPMorgan Chase Bank N.A.	8/02/17	8,284
RUB	897,122,028	USD	15,042,000	JPMorgan Chase Bank N.A.	8/02/17	60,270
TRY	5,298,650	USD	1,490,000	Goldman Sachs International	8/02/17	1,487
USD	1,490,000	JPY	166,790,510	Deutsche Bank AG	8/02/17	4,863
USD	1,490,000	JPY	166,415,298	Deutsche Bank AG	8/02/17	8,204
USD	14,874,000	JPY	1,666,602,844	Standard Chartered Bank	8/02/17	34,230
ZAR	195,943,100	USD	14,874,000	Citibank N.A.	8/02/17	12,392
BRL	4,990,755	USD	1,490,000	BNP Paribas S.A.	8/03/17	4,908
USD	30,450,017	JPY	3,409,260,000	Barclays Bank PLC	8/03/17	92,045
USD	28,877,711	NZD	39,383,000	Citibank N.A.	8/03/17	36,410
TRY	40,532,208	USD	11,386,200	Deutsche Bank AG	8/04/17	15,927
USD	5,140,000	BRL	16,730,700	JPMorgan Chase Bank N.A.	8/04/17	129,558
RUB	378,723,675	USD	6,105,000	Société Générale	8/07/17	263,225
USD	18,347,000	COP	53,830,098,000	BNP Paribas S.A.	8/09/17	787,418
IDR	146,230,000,000	USD	10,860,000	Bank of America N.A.	8/15/17	52,218
IDR	144,658,000,000	USD	10,744,838	Citibank N.A.	8/15/17	50,060
IDR	206,690,000,000	USD	15,350,138	Citibank N.A.	8/15/17	73,807
IDR	107,468,000,000	USD	7,984,245	JPMorgan Chase Bank N.A.	8/15/17	35,411
IDR	161,263,000,000	USD	11,973,780	JPMorgan Chase Bank N.A.	8/15/17	60,254
MYR	18,333,493	USD	4,259,146	Goldman Sachs International	8/16/17	3,094
MYR	13,321,670	USD	3,088,725	Goldman Sachs International	8/16/17	8,348
MYR	29,915,000	USD	6,942,446	Goldman Sachs International	8/16/17	12,307
MYR	29,655,000	USD	6,876,522	JPMorgan Chase Bank N.A.	8/16/17	17,785
USD	35,167,508	INR	2,280,612,893	HSBC Bank PLC	8/16/17	107,496
USD	17,996,547	RUB	1,037,195,000	Citibank N.A.	8/16/17	591,817
USD	17,992,801	RUB	1,037,195,000	Royal Bank of Scotland PLC	8/16/17	588,071
MYR	113,915,979	USD	26,342,000	Morgan Stanley & Co. International PLC	8/17/17	140,542
GBP	11,960,000	USD	15,300,691	Bank of America N.A.	8/21/17	302,283
GBP	5,985,000	USD	7,560,743	BNP Paribas S.A.	8/21/17	247,267
USD	18,360,000	COP	54,859,680,000	Barclays Bank PLC	8/22/17	491,717
USD	18,347,000	COP	55,692,318,500	Credit Suisse International	8/22/17	207,519
USD	7,392,000	ARS	123,298,560	JPMorgan Chase Bank N.A.	8/23/17	185,772
USD	21,875,000	ARS	369,031,250	BNP Paribas S.A.	8/24/17	317,758
CNH	98,919,866	USD	14,489,000	HSBC Bank PLC	9/01/17	31,027
CAD	31,558,614	USD	23,880,000	Morgan Stanley & Co. International PLC	9/14/17	485,695
USD	24,641,271	HKD	191,632,700	HSBC Bank PLC	9/14/17	44,119
USD	42,708,188	JPY	4,665,335,674	BNP Paribas S.A.	9/14/17	1,089,222
USD	71,807,745	JPY	7,844,098,500	BNP Paribas S.A.	9/14/17	1,831,373
USD	4,815,763	JPY	539,274,000	Citibank N.A.	9/14/17	4,957
USD	1,547,208	JPY	171,255,000	HSBC Bank PLC	9/14/17	19,461

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,086,880	JPY	342,450,000	HSBC Bank PLC	9/14/17	$31,920
CNY	172,775,000	USD	25,270,587	Deutsche Bank AG	9/15/17	90,885
CNY	172,775,000	USD	25,268,739	Deutsche Bank AG	9/15/17	92,733
MYR	5,267,370	USD	1,220,711	Goldman Sachs International	9/15/17	2,334
MYR	10,721,393	USD	2,482,953	UBS AG	9/15/17	6,477
USD	6,236,691	INR	405,335,000	Citibank N.A.	9/15/17	29,100
USD	7,786,407	INR	504,823,888	Citibank N.A.	9/15/17	55,171
USD	6,124,129	INR	397,900,000	Goldman Sachs International	9/15/17	30,403
USD	5,861,448	INR	380,830,000	HSBC Bank PLC	9/15/17	29,144
USD	9,980,000	JPY	1,110,785,976	Credit Suisse International	9/15/17	70,313
USD	1,519,784	KRW	1,704,088,160	Bank of America N.A.	9/15/17	28,674
USD	10,239,934	KRW	11,481,730,751	Bank of America N.A.	9/15/17	193,196
USD	53,397,450	RUB	3,098,787,512	BNP Paribas S.A.	9/15/17	1,709,332
USD	53,395,903	RUB	3,093,892,113	BNP Paribas S.A.	9/15/17	1,789,441
USD	133,002,366	RUB	7,739,208,131	Deutsche Bank AG	9/15/17	3,911,518
USD	134,391,943	RUB	7,791,843,271	Deutsche Bank AG	9/15/17	4,423,135
USD	19,444,823	RUB	1,154,400,255	HSBC Bank PLC	9/15/17	189,299
USD	120,661,968	RUB	6,997,428,814	JPMorgan Chase Bank N.A.	9/15/17	3,944,082
USD	15,371,395	TWD	461,510,758	Barclays Bank PLC	9/15/17	157,006
USD	18,776,000	ARS	314,591,880	BNP Paribas S.A.	9/19/17	652,296
AUD	3,900,000	NZD	4,092,209	JPMorgan Chase Bank N.A.	9/20/17	206
AUD	18,650,000	USD	14,083,548	Bank of America N.A.	9/20/17	235,779
AUD	16,630,000	USD	12,620,075	Barclays Bank PLC	9/20/17	148,311
AUD	12,686,250	USD	9,687,384	Citibank N.A.	9/20/17	53,021
AUD	19,530,000	USD	14,728,432	Deutsche Bank AG	9/20/17	266,551
AUD	25,000,000	USD	19,022,250	Goldman Sachs International	9/20/17	172,558
CAD	10,283,915	USD	7,785,000	Deutsche Bank AG	9/20/17	155,630
CAD	10,287,239	USD	7,785,000	UBS AG	9/20/17	158,197
CAD	22,294,702	USD	16,790,000	UBS AG	9/20/17	424,649
CHF	670,000	NOK	5,848,599	JPMorgan Chase Bank N.A.	9/20/17	793
EUR	74,640,000	JPY	9,299,723,030	Barclays Bank PLC	9/20/17	2,640,365
EUR	18,660,000	JPY	2,392,086,978	HSBC Bank PLC	9/20/17	60,823
EUR	14,940,000	USD	16,694,480	BNP Paribas S.A.	9/20/17	444,582
EUR	39,089,100	USD	44,772,734	Citibank N.A.	9/20/17	70,003
EUR	39,066,000	USD	44,338,937	Citibank N.A.	9/20/17	477,300
EUR	18,650,000	USD	20,951,447	JPMorgan Chase Bank N.A.	9/20/17	443,700
GBP	400,000	USD	518,290	Goldman Sachs International	9/20/17	4,033
JPY	1,568,131,057	USD	13,985,000	BNP Paribas S.A.	9/20/17	8,223
JPY	1,569,252,352	USD	13,995,000	BNP Paribas S.A.	9/20/17	8,229
KRW	17,088,372,000	USD	14,940,000	JPMorgan Chase Bank N.A.	9/20/17	14,076
NOK	118,700,978	CHF	13,440,000	Morgan Stanley & Co. International PLC	9/20/17	149,627
NOK	163,845,845	CHF	18,650,000	UBS AG	9/20/17	103,321
NOK	103,339,091	EUR	10,765,000	Deutsche Bank AG	9/20/17	48,510
NOK	90,806,543	USD	10,765,000	Barclays Bank PLC	9/20/17	129,457
NOK	126,150,728	USD	14,940,000	JPMorgan Chase Bank N.A.	9/20/17	194,853
NOK	91,045,838	USD	10,785,000	Royal Bank of Scotland PLC	9/20/17	138,166
NZD	23,585,184	AUD	22,400,000	Deutsche Bank AG	9/20/17	58,241
NZD	21,250,000	USD	15,464,900	Deutsche Bank AG	9/20/17	83,283
SEK	210,233,035	EUR	21,575,000	Commonwealth Bank of Australia	9/20/17	322,583

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	81

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	142,921,093	EUR	14,700,000	Goldman Sachs International	9/20/17	$181,630
SEK	363,446,482	EUR	37,300,000	HSBC Bank PLC	9/20/17	555,850
SEK	286,809,054	EUR	29,400,000	Morgan Stanley & Co. International PLC	9/20/17	478,574
TRY	40,434,240	USD	11,200,000	BNP Paribas S.A.	9/20/17	23,850
USD	80,504,000	JPY	8,873,794,912	Barclays Bank PLC	9/20/17	1,318,659
USD	4,795,000	JPY	535,855,635	BNP Paribas S.A.	9/20/17	13,290
USD	27,980,000	JPY	3,132,523,284	BNP Paribas S.A.	9/20/17	26,917
USD	1,883,600	JPY	208,675,567	Deutsche Bank AG	9/20/17	21,483
USD	4,795,000	JPY	535,750,145	Goldman Sachs International	9/20/17	14,232
USD	5,995,000	JPY	669,935,255	Goldman Sachs International	9/20/17	16,830
USD	11,000,000	JPY	1,219,449,000	Goldman Sachs International	9/20/17	118,243
USD	18,650,000	MXN	338,618,725	BNP Paribas S.A.	9/20/17	235,560
USD	9,900,000	MXN	180,903,294	Royal Bank of Scotland PLC	9/20/17	62,290
USD	47,131,754	TRY	169,620,108	Citibank N.A.	9/20/17	48,128
USD	32,314,668	ZAR	426,020,421	Bank of America N.A.	9/20/17	203,836
USD	13,440,000	ZAR	176,588,160	Citibank N.A.	9/20/17	129,857
USD	32,660,973	ZAR	429,635,500	Citibank N.A.	9/20/17	277,659
USD	3,740,000	ZAR	49,203,821	Deutsche Bank AG	9/20/17	31,315
USD	5,670,000	ZAR	74,942,658	JPMorgan Chase Bank N.A.	9/20/17	21,278
USD	6,720,000	ZAR	88,136,160	JPMorgan Chase Bank N.A.	9/20/17	76,832
USD	32,629,695	ZAR	429,297,156	JPMorgan Chase Bank N.A.	9/20/17	271,883
ZAR	178,708,992	USD	13,440,000	BNP Paribas S.A.	9/20/17	29,998
USD	7,392,000	ARS	125,368,320	JPMorgan Chase Bank N.A.	9/25/17	192,735
CAD	23,503,688	USD	17,700,000	BNP Paribas S.A.	9/26/17	449,645
CAD	10,149,625	USD	7,530,001	JPMorgan Chase Bank N.A.	9/26/17	307,582
MXN	114,462,184	USD	6,030,000	Deutsche Bank AG	9/26/17	188,831
TRY	25,489,100	USD	7,000,000	BNP Paribas S.A.	9/26/17	64,496
TRY	23,163,280	USD	6,030,000	JPMorgan Chase Bank N.A.	9/26/17	389,878
USD	6,024,000	JPY	653,546,772	Credit Suisse International	9/26/17	190,367
USD	1,506,000	JPY	163,396,482	JPMorgan Chase Bank N.A.	9/26/17	47,504
USD	6,030,000	RUB	352,751,382	JPMorgan Chase Bank N.A.	9/26/17	157,660
ZAR	83,270,079	USD	6,030,000	JPMorgan Chase Bank N.A.	9/26/17	240,291
USD	86,854,205	TRY	314,889,919	BNP Paribas S.A.	10/23/17	222,344
USD	14,700,000	JPY	1,625,474,550	Goldman Sachs International	11/10/17	157,103
USD	7,240,000	JPY	808,260,568	Citibank N.A.	11/14/17	7,106
USD	10,800,000	JPY	1,202,137,200	Goldman Sachs International	11/14/17	42,416
USD	7,520,000	JPY	833,930,400	HSBC Bank PLC	11/14/17	57,394
USD	10,860,000	JPY	1,212,894,864	Morgan Stanley & Co. International PLC	11/14/17	6,149
USD	10,937,500	ARS	181,415,938	Citibank N.A.	11/21/17	791,204
HKD	513,863,246	USD	64,885,000	Goldman Sachs International	1/19/18	1,216,576
INR	1,468,559,400	USD	21,945,000	HSBC Bank PLC	2/20/18	106,775
USD	40,150,000	INR	2,660,941,250	Deutsche Bank AG	2/20/18	193,510
USD	9,600,000	INR	637,728,000	JPMorgan Chase Bank N.A.	2/20/18	23,925
TWD	122,936,800	USD	4,060,000	JPMorgan Chase Bank N.A.	3/05/18	27,024
USD	1,720,000	KRW	1,947,900,000	JPMorgan Chase Bank N.A.	3/05/18	9,874
CNH	278,851,568	USD	39,545,000	HSBC Bank PLC	5/21/18	666,230
TRY	748,660,081	USD	193,414,734	BNP Paribas S.A.	6/25/18	4,747

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,510,000	MXN	285,701,900	Barclays Bank PLC	6/14/19	$255,973

						56,688,999

BRL	37,232,389	USD	11,354,800	Deutsche Bank AG	7/03/17	(123,971)
KRW	26,745,600,000	USD	23,880,000	Morgan Stanley & Co. International PLC	7/03/17	(502,920)
MXN	94,836,274	USD	5,245,143	Barclays Bank PLC	7/03/17	(22,386)
MXN	94,825,364	USD	5,245,143	Deutsche Bank AG	7/03/17	(22,987)
MXN	142,228,078	USD	7,867,714	Morgan Stanley & Co. International PLC	7/03/17	(35,030)
RUB	831,195,750	USD	14,393,000	Deutsche Bank AG	7/03/17	(308,219)
USD	2,630,000	ZAR	36,265,070	BNP Paribas S.A.	7/03/17	(140,468)
BRL	9,311,320	USD	2,900,000	HSBC Bank PLC	7/05/17	(92,616)
BRL	19,191,000	USD	6,000,000	Royal Bank of Scotland PLC	7/05/17	(213,871)
BRL	7,741,200	USD	2,400,000	Royal Bank of Scotland PLC	7/05/17	(66,011)
BRL	3,868,200	USD	1,200,000	Royal Bank of Scotland PLC	7/05/17	(33,729)
JPY	1,668,565,320	USD	14,874,000	Standard Chartered Bank	7/05/17	(35,607)
RUB	519,054,016	USD	9,067,000	BNP Paribas S.A.	7/05/17	(275,373)
RUB	169,990,079	USD	2,985,000	Citibank N.A.	7/05/17	(105,744)
TRY	10,401,780	USD	2,960,000	Goldman Sachs International	7/05/17	(7,961)
USD	40,594,000	CNH	276,496,288	Deutsche Bank AG	7/05/17	(169,427)
USD	75,441,000	CNH	513,640,049	JPMorgan Chase Bank N.A.	7/05/17	(284,171)
USD	26,110,000	CNH	177,463,743	Morgan Stanley & Co. International PLC	7/05/17	(53,210)
USD	2,955,000	EUR	2,620,231	BNP Paribas S.A.	7/05/17	(38,543)
USD	8,959,001	EUR	7,952,952	Deutsche Bank AG	7/05/17	(127,029)
USD	2,960,000	EUR	2,645,741	JPMorgan Chase Bank N.A.	7/05/17	(62,687)
USD	2,990,000	GBP	2,349,699	Barclays Bank PLC	7/05/17	(70,905)
USD	2,985,000	GBP	2,316,629	Credit Suisse International	7/05/17	(32,826)
USD	9,067,000	GBP	7,016,118	Deutsche Bank AG	7/05/17	(72,756)
USD	2,955,000	HUF	808,448,994	Barclays Bank PLC	7/05/17	(35,367)
USD	8,959,000	HUF	2,453,287,765	BNP Paribas S.A.	7/05/17	(115,452)
USD	2,960,000	HUF	818,803,281	Goldman Sachs International	7/05/17	(68,667)
USD	15,042,000	RUB	891,926,521	JPMorgan Chase Bank N.A.	7/05/17	(65,263)
USD	2,960,000	SEK	25,858,117	Barclays Bank PLC	7/05/17	(110,258)
USD	2,955,000	SEK	25,548,983	Morgan Stanley & Co. International PLC	7/05/17	(78,553)
USD	8,959,000	SEK	77,570,606	Royal Bank of Scotland PLC	7/05/17	(251,330)
USD	14,874,000	TRY	52,416,883	Citibank N.A.	7/05/17	(1,981)
USD	14,874,000	ZAR	195,010,039	Citibank N.A.	7/05/17	(18,193)
ZAR	38,179,034	USD	2,955,000	Goldman Sachs International	7/05/17	(39,409)
ZAR	38,313,938	USD	2,960,000	Morgan Stanley & Co. International PLC	7/05/17	(34,107)
BRL	29,264,574	USD	8,959,000	Goldman Sachs International	7/06/17	(137,700)
BRL	9,620,003	USD	2,955,000	Royal Bank of Scotland PLC	7/06/17	(55,217)
COP	32,222,480,000	USD	11,020,000	Royal Bank of Scotland PLC	7/06/17	(456,586)
COP	28,937,700,000	USD	9,900,000	UBS AG	7/06/17	(413,427)
USD	20,920,000	CLP	13,903,641,200	Royal Bank of Scotland PLC	7/06/17	(21,079)
USD	2,813,520	CNY	19,312,000	Nomura International PLC	7/06/17	(33,988)
USD	3,256,869	EUR	2,900,000	Barclays Bank PLC	7/06/17	(56,487)
USD	29,676,634	EUR	26,332,000	Citibank N.A.	7/06/17	(408,643)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	83

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,083,767,641	EUR	1,851,974,330	Deutsche Bank AG	7/06/17	$(32,181,017)
USD	20,233,669	EUR	17,924,000	Deutsche Bank AG	7/06/17	(245,159)
USD	6,706,404	EUR	6,000,000	Deutsche Bank AG	7/06/17	(148,816)
USD	27,578,513	EUR	24,502,000	Goldman Sachs International	7/06/17	(415,922)
USD	23,394,340	EUR	20,830,000	Goldman Sachs International	7/06/17	(404,699)
USD	1,674,229	EUR	1,500,000	Goldman Sachs International	7/06/17	(39,576)
USD	63,953,355	EUR	56,995,000	UBS AG	7/06/17	(1,165,525)
USD	32,157,066	EUR	28,720,000	UBS AG	7/06/17	(656,588)
USD	842,968,599	GBP	655,353,939	Deutsche Bank AG	7/06/17	(10,777,099)
USD	1,744,782	GBP	1,381,000	Goldman Sachs International	7/06/17	(54,281)
USD	29,075,967	NZD	40,935,000	JPMorgan Chase Bank N.A.	7/06/17	(917,759)
USD	23,028,800	RUB	1,383,109,728	Goldman Sachs International	7/06/17	(392,897)
COP	8,927,833,600	USD	2,960,000	Citibank N.A.	7/07/17	(33,675)
COP	10,672,360,000	USD	3,635,000	JPMorgan Chase Bank N.A.	7/07/17	(136,862)
COP	8,602,005,000	USD	2,955,000	Royal Bank of Scotland PLC	7/07/17	(135,473)
COP	15,631,264,000	USD	5,324,000	UBS AG	7/07/17	(200,454)
USD	14,874,000	COP	45,484,692,000	Standard Chartered Bank	7/07/17	(34,769)
BRL	115,956,000	USD	36,000,000	Goldman Sachs International	7/10/17	(1,079,279)
RUB	771,856,738	USD	13,103,750	Barclays Bank PLC	7/10/17	(44,489)
RUB	772,203,988	USD	13,103,750	Barclays Bank PLC	7/10/17	(38,614)
USD	20,580,000	CLP	13,738,179,000	Deutsche Bank AG	7/10/17	(109,457)
USD	25,285,713	EUR	22,530,000	Citibank N.A.	7/10/17	(461,426)
USD	11,386,200	TRY	40,722,164	Citibank N.A.	7/10/17	(153,965)
USD	11,386,200	TRY	40,250,228	Deutsche Bank AG	7/10/17	(20,225)
USD	4,770,892	CNY	32,485,000	Barclays Bank PLC	7/14/17	(16,525)
USD	4,832,954	CNY	32,910,000	Goldman Sachs International	7/14/17	(17,097)
USD	2,489,086	CNY	16,951,917	Goldman Sachs International	7/14/17	(9,172)
USD	4,881,057	CNY	33,240,000	HSBC Bank PLC	7/14/17	(17,626)
USD	4,745,962	CNY	32,320,000	HSBC Bank PLC	7/14/17	(17,139)
USD	4,154,061	CNY	28,285,000	HSBC Bank PLC	7/14/17	(14,389)
USD	3,959,909	CNY	26,965,000	HSBC Bank PLC	7/14/17	(14,008)
USD	4,779,277	CNY	32,555,000	Morgan Stanley & Co. International PLC	7/14/17	(18,456)
USD	4,523,716	IDR	60,798,740,000	Citibank N.A.	7/14/17	(30,531)
USD	4,523,716	IDR	60,798,743,842	Deutsche Bank AG	7/14/17	(30,531)
USD	6,154,295	IDR	82,646,023,833	UBS AG	7/14/17	(36,465)
USD	9,745,763	MYR	41,975,000	Barclays Bank PLC	7/14/17	(26,471)
USD	12,916,170	MYR	55,636,402	JPMorgan Chase Bank N.A.	7/14/17	(36,586)
USD	28,320,758	TRY	101,440,283	Bank of America N.A.	7/14/17	(392,715)
USD	25,440,842	EUR	22,530,000	Goldman Sachs International	7/17/17	(316,434)
USD	18,236,402	GBP	14,256,500	JPMorgan Chase Bank N.A.	7/17/17	(342,902)
USD	26,342,000	MYR	113,665,730	Morgan Stanley & Co. International PLC	7/17/17	(117,069)
MXN	330,567,521	USD	18,302,000	Barclays Bank PLC	7/21/17	(154,365)
ZAR	170,476,386	USD	13,103,448	Barclays Bank PLC	7/21/17	(123,761)
ZAR	9,590,518	USD	737,000	Barclays Bank PLC	7/21/17	(6,800)
ZAR	67,846,980	USD	5,212,552	BNP Paribas S.A.	7/21/17	(46,836)
IDR	283,862,000,000	USD	21,279,000	BNP Paribas S.A.	7/24/17	(41,234)
IDR	650,458,000,000	USD	48,760,000	JPMorgan Chase Bank N.A.	7/24/17	(94,486)
JPY	438,655,250	EUR	3,740,000	Deutsche Bank AG	7/24/17	(373,091)

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	334,772,703	USD	18,499,000	Morgan Stanley & Co. International PLC	7/27/17	$ (139,718)
ARS	118,758,480	USD	7,248,000	BNP Paribas S.A.	7/28/17	(213,934)
ARS	179,377,380	USD	10,904,400	Citibank N.A.	7/28/17	(279,875)
CLP	2,452,890,922	USD	3,698,800	Bank of America N.A.	7/28/17	(6,724)
CLP	7,006,953,880	USD	10,568,000	BNP Paribas S.A.	7/28/17	(21,177)
CLP	7,014,397,500	USD	10,575,000	BNP Paribas S.A.	7/28/17	(16,973)
CLP	1,051,304,640	USD	1,585,200	Goldman Sachs International	7/28/17	(2,783)
RUB	1,738,431,920	USD	29,306,000	Deutsche Bank AG	7/28/17	(8,232)
TRY	45,058,550	USD	12,763,377	BNP Paribas S.A.	7/28/17	(60,961)
TRY	23,856,832	USD	6,753,869	BNP Paribas S.A.	7/28/17	(28,410)
TRY	45,071,173	USD	12,763,377	Goldman Sachs International	7/28/17	(57,402)
TRY	109,355,002	USD	30,860,000	HSBC Bank PLC	7/28/17	(31,827)
TRY	50,515,812	USD	14,256,500	HSBC Bank PLC	7/28/17	(15,632)
TRY	45,050,765	USD	12,763,377	JPMorgan Chase Bank N.A.	7/28/17	(63,156)
USD	18,152,400	ARS	324,020,340	BNP Paribas S.A.	7/28/17	(1,039,329)
BRL	101,733,684	USD	30,613,998	Barclays Bank PLC	8/02/17	(135,100)
BRL	61,260,100	USD	18,473,148	BNP Paribas S.A.	8/02/17	(119,931)
BRL	7,813,925	USD	2,381,931	Goldman Sachs International	8/02/17	(40,919)
MXN	53,972,924	USD	2,974,800	Deutsche Bank AG	8/02/17	(17,751)
MXN	215,825,905	USD	11,899,200	Goldman Sachs International	8/02/17	(74,610)
MXN	54,029,287	USD	2,980,000	JPMorgan Chase Bank N.A.	8/02/17	(19,863)
TRY	52,831,109	USD	14,874,000	Citibank N.A.	8/02/17	(2,873)
TRY	5,271,389	USD	1,490,000	Deutsche Bank AG	8/02/17	(6,187)
USD	17,032,200	BRL	56,919,909	BNP Paribas S.A.	8/02/17	(20,718)
USD	51,167,608	BRL	170,807,709	BNP Paribas S.A.	8/02/17	(5,520)
USD	3,380,000	EUR	3,091,213	Citibank N.A.	8/02/17	(157,121)
USD	1,490,000	EUR	1,318,026	Citibank N.A.	8/02/17	(18,152)
USD	1,490,000	EUR	1,311,403	Citibank N.A.	8/02/17	(10,574)
USD	5,682,353	EUR	4,990,000	Deutsche Bank AG	8/02/17	(27,457)
USD	10,370,931	EUR	9,480,000	Goldman Sachs International	8/02/17	(476,563)
USD	4,989,008	EUR	4,560,419	Goldman Sachs International	8/02/17	(229,254)
USD	2,970,000	EUR	2,715,327	Goldman Sachs International	8/02/17	(137,014)
USD	14,874,000	EUR	13,009,106	HSBC Bank PLC	8/02/17	(11,675)
USD	14,503,411	EUR	13,246,464	JPMorgan Chase Bank N.A.	8/02/17	(653,862)
USD	14,470,935	EUR	13,215,233	JPMorgan Chase Bank N.A.	8/02/17	(650,602)
USD	15,042,000	GBP	11,578,473	BNP Paribas S.A.	8/02/17	(55,251)
USD	1,510,000	GBP	1,178,242	BNP Paribas S.A.	8/02/17	(26,318)
USD	24,632,075	GBP	19,000,000	Citibank N.A.	8/02/17	(142,154)
USD	1,510,000	GBP	1,181,435	Citibank N.A.	8/02/17	(30,481)
USD	27,969,391	GBP	21,513,261	UBS AG	8/02/17	(81,897)
USD	1,490,000	HUF	406,910,209	Deutsche Bank AG	8/02/17	(16,973)
USD	1,490,000	HUF	408,266,139	Goldman Sachs International	8/02/17	(21,995)
USD	14,874,000	HUF	4,019,163,036	Standard Chartered Bank	8/02/17	(10,785)
USD	1,490,000	SEK	12,803,798	Deutsche Bank AG	8/02/17	(32,823)
USD	1,490,000	SEK	12,860,313	JPMorgan Chase Bank N.A.	8/02/17	(39,545)
USD	14,874,000	SEK	125,300,657	JPMorgan Chase Bank N.A.	8/02/17	(28,667)
ZAR	19,378,708	USD	1,490,000	Bank of America N.A.	8/02/17	(17,741)
ZAR	19,513,165	USD	1,490,000	Barclays Bank PLC	8/02/17	(7,526)
BRL	4,973,620	USD	1,490,000	Royal Bank of Scotland PLC	8/03/17	(225)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	85

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	49,485,798	USD	14,874,000	Standard Chartered Bank	8/03/17	$ (51,250)
COP	4,528,855,000	USD	1,490,000	BNP Paribas S.A.	8/03/17	(11,634)
COP	4,528,110,000	USD	1,490,000	Credit Suisse International	8/03/17	(11,877)
USD	2,836,663	CNY	19,312,000	Nomura International PLC	8/03/17	(5,849)
USD	2,980,000	COP	9,154,560,000	Barclays Bank PLC	8/03/17	(8,348)
USD	2,194,373,367	EUR	1,919,615,000	Deutsche Bank AG	8/03/17	(2,256,419)
USD	636,312,769	GBP	490,154,939	Barclays Bank PLC	8/03/17	(2,821,381)
USD	12,334,382	GBP	9,486,000	State Street Bank and Trust Co.	8/03/17	(34,822)
USD	6,105,000	RUB	379,120,500	Deutsche Bank AG	8/07/17	(269,898)
COP	55,848,268,000	USD	18,347,000	Barclays Bank PLC	8/09/17	(129,083)
USD	18,683,537	EUR	17,125,132	Bank of America N.A.	8/11/17	(920,686)
USD	23,931,319	EUR	21,300,223	Citibank N.A.	8/11/17	(452,396)
USD	28,462,039	TRY	101,440,283	Goldman Sachs International	8/11/17	(12,551)
USD	56,913,000	IDR	775,246,000,000	BNP Paribas S.A.	8/15/17	(938,742)
USD	4,498,329	IDR	60,412,565,000	Barclays Bank PLC	8/16/17	(9,353)
USD	4,352,137	IDR	58,449,195,000	Barclays Bank PLC	8/16/17	(9,049)
USD	1,648,479	IDR	22,139,075,000	Barclays Bank PLC	8/16/17	(3,428)
USD	4,945,559	IDR	66,319,950,000	BNP Paribas S.A.	8/16/17	(2,903)
USD	4,784,832	IDR	64,164,595,000	BNP Paribas S.A.	8/16/17	(2,809)
USD	1,812,373	IDR	24,303,920,000	BNP Paribas S.A.	8/16/17	(1,064)
USD	5,351,966	IDR	71,919,720,000	Deutsche Bank AG	8/16/17	(14,323)
USD	5,178,031	IDR	69,582,375,000	Deutsche Bank AG	8/16/17	(13,857)
USD	5,034,760	IDR	67,616,830,000	Deutsche Bank AG	8/16/17	(10,469)
USD	4,871,134	IDR	65,419,325,000	Deutsche Bank AG	8/16/17	(10,128)
USD	1,961,307	IDR	26,356,040,000	Deutsche Bank AG	8/16/17	(5,249)
USD	5,388,827	IDR	72,274,950,000	Deutsche Bank AG	8/16/17	(3,967)
USD	5,340,407	IDR	71,625,545,000	Deutsche Bank AG	8/16/17	(3,932)
USD	5,213,694	IDR	69,926,060,000	Deutsche Bank AG	8/16/17	(3,838)
USD	1,845,062	IDR	24,779,185,000	Deutsche Bank AG	8/16/17	(3,836)
USD	5,166,848	IDR	69,297,760,000	Deutsche Bank AG	8/16/17	(3,804)
USD	1,974,815	IDR	26,486,220,000	Deutsche Bank AG	8/16/17	(1,454)
USD	1,957,071	IDR	26,248,235,000	Deutsche Bank AG	8/16/17	(1,441)
USD	2,997,770	IDR	40,275,046,238	Goldman Sachs International	8/16/17	(7,352)
USD	2,900,345	IDR	38,966,134,076	Goldman Sachs International	8/16/17	(7,113)
USD	1,098,577	IDR	14,759,379,666	Goldman Sachs International	8/16/17	(2,694)
USD	4,998,144	IDR	67,125,070,000	JPMorgan Chase Bank N.A.	8/16/17	(10,392)
USD	4,835,707	IDR	64,943,550,000	JPMorgan Chase Bank N.A.	8/16/17	(10,055)
USD	1,831,643	IDR	24,598,970,000	JPMorgan Chase Bank N.A.	8/16/17	(3,808)
USD	5,373,352	IDR	72,094,265,000	UBS AG	8/16/17	(5,961)
USD	5,198,721	IDR	69,751,245,000	UBS AG	8/16/17	(5,767)
USD	5,483,227	IDR	73,535,560,000	UBS AG	8/16/17	(3,628)
USD	5,305,026	IDR	71,145,700,000	UBS AG	8/16/17	(3,510)
USD	1,969,144	IDR	26,420,005,000	UBS AG	8/16/17	(2,184)
USD	2,009,409	IDR	26,948,190,000	UBS AG	8/16/17	(1,329)
USD	11,653,830	MYR	50,583,448	Morgan Stanley & Co. International PLC	8/16/17	(106,002)
USD	4,653,031	MYR	20,231,380	Morgan Stanley & Co. International PLC	8/16/17	(50,437)
USD	4,657,852	MYR	20,231,379	UBS AG	8/16/17	(45,616)
CLP	10,336,085,000	USD	15,550,000	Credit Suisse International	8/21/17	(2,362)

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	9,730,378,000	USD	8,570,000	BNP Paribas S.A.	8/21/17	$ (59,267)
USD	11,499,843	GBP	8,970,000	Barclays Bank PLC	8/21/17	(202,387)
USD	11,529,010	GBP	8,975,000	Barclays Bank PLC	8/21/17	(179,743)
USD	143,329,601	TRY	512,854,797	BNP Paribas S.A.	8/21/17	(187,652)
COP	56,037,841,200	USD	18,360,000	UBS AG	8/22/17	(107,979)
ARS	125,072,640	USD	7,392,000	BNP Paribas S.A.	8/23/17	(82,086)
USD	68,838,152	MXN	1,304,861,588	JPMorgan Chase Bank N.A.	8/23/17	(2,426,782)
USD	14,489,000	CNH	98,919,880	Morgan Stanley & Co. International PLC	9/01/17	(31,030)
USD	22,474,708	CNH	153,524,730	Goldman Sachs International	9/14/17	(39,055)
USD	8,379,439	CNH	57,239,946	Goldman Sachs International	9/14/17	(14,561)
USD	12,635,223	EUR	11,228,425	JPMorgan Chase Bank N.A.	9/14/17	(241,647)
USD	28,145,094	EUR	24,899,779	UBS AG	9/14/17	(410,222)
USD	22,843,168	EUR	20,209,200	UBS AG	9/14/17	(332,945)
JPY	22,747,873,715	USD	207,217,431	HSBC Bank PLC	9/15/17	(4,276,168)
JPY	22,747,961,561	USD	206,433,700	HSBC Bank PLC	9/15/17	(3,491,653)
JPY	11,147,664,724	USD	100,782,605	UBS AG	9/15/17	(1,330,621)
USD	23,500,000	AUD	31,171,036	Deutsche Bank AG	9/15/17	(434,474)
USD	6,961,479	CNY	47,620,000	Barclays Bank PLC	9/15/17	(28,613)
USD	7,051,301	CNY	48,245,000	Goldman Sachs International	9/15/17	(30,535)
USD	3,632,710	CNY	24,855,000	Goldman Sachs International	9/15/17	(15,731)
USD	7,122,187	CNY	48,730,000	HSBC Bank PLC	9/15/17	(30,842)
USD	6,924,876	CNY	47,380,000	HSBC Bank PLC	9/15/17	(29,988)
USD	6,060,363	CNY	41,465,000	HSBC Bank PLC	9/15/17	(26,244)
USD	5,777,128	CNY	39,530,000	HSBC Bank PLC	9/15/17	(25,442)
USD	6,973,771	CNY	47,725,000	Morgan Stanley & Co. International PLC	9/15/17	(31,735)
USD	240,320,322	JPY	28,321,750,000	Bank of America N.A.	9/15/17	(12,347,325)
USD	242,211,152	JPY	28,321,750,000	Bank of America N.A.	9/15/17	(10,456,495)
USD	3,503,591	MYR	15,125,000	Goldman Sachs International	9/15/17	(8,325)
USD	14,579,755	RUB	890,166,911	Credit Suisse International	9/15/17	(268,328)
USD	4,801,166	RUB	289,342,275	Credit Suisse International	9/15/17	(25,095)
USD	8,799,408	THB	299,989,411	Bank of New York Mellon	9/15/17	(31,953)
CHF	18,650,000	NOK	163,549,590	Citibank N.A.	9/20/17	(67,777)
EUR	44,100,000	SEK	425,215,247	Goldman Sachs International	9/20/17	(121,740)
EUR	18,650,000	SEK	180,850,915	HSBC Bank PLC	9/20/17	(173,888)
EUR	6,000,000	SEK	57,719,711	JPMorgan Chase Bank N.A.	9/20/17	(737)
EUR	18,650,000	SEK	181,784,851	Morgan Stanley & Co. International PLC	9/20/17	(285,273)
GBP	33,865,255	EUR	38,640,000	Barclays Bank PLC	9/20/17	(106,066)
JPY	4,637,532,480	EUR	37,320,000	Bank of America N.A.	9/20/17	(1,430,200)
JPY	6,418,054,834	EUR	51,511,600	Barclays Bank PLC	9/20/17	(1,822,206)
JPY	1,116,789,944	USD	9,980,000	Barclays Bank PLC	9/20/17	(14,321)
JPY	209,618,780	USD	1,883,600	Barclays Bank PLC	9/20/17	(13,066)
JPY	1,219,751,500	USD	11,000,000	Citibank N.A.	9/20/17	(115,543)
JPY	999,641,790	USD	9,000,000	Citibank N.A.	9/20/17	(79,693)
JPY	833,866,480	USD	7,520,000	Citibank N.A.	9/20/17	(78,990)
JPY	1,741,633,256	USD	15,585,000	Citibank N.A.	9/20/17	(43,529)
JPY	1,120,449,355	USD	10,080,000	Deutsche Bank AG	9/20/17	(81,666)
KRW	15,187,603,200	USD	13,440,000	Deutsche Bank AG	9/20/17	(149,291)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	87

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	305,029,360	GBP	13,060,000	Deutsche Bank AG	9/20/17	$ (466,016)
MXN	318,174,528	GBP	13,440,000	JPMorgan Chase Bank N.A.	9/20/17	(247,375)
MXN	1,192,850,525	USD	65,547,000	Barclays Bank PLC	9/20/17	(678,541)
MXN	339,715,345	USD	18,650,000	Barclays Bank PLC	9/20/17	(175,924)
MXN	299,146,128	USD	16,420,000	Deutsche Bank AG	9/20/17	(152,121)
MXN	181,535,937	USD	10,013,540	JPMorgan Chase Bank N.A.	9/20/17	(141,426)
MXN	109,483,891	USD	5,995,000	JPMorgan Chase Bank N.A.	9/20/17	(41,151)
MXN	272,179,221	USD	14,940,000	Morgan Stanley & Co. International PLC	9/20/17	(138,609)
NOK	102,137,943	EUR	10,765,000	Goldman Sachs International	9/20/17	(95,597)
NOK	111,960,000	SEK	114,126,426	JPMorgan Chase Bank N.A.	9/20/17	(178,864)
NZD	19,569,152	AUD	18,650,000	JPMorgan Chase Bank N.A.	9/20/17	(985)
NZD	4,092,209	AUD	3,900,000	JPMorgan Chase Bank N.A.	9/20/17	(206)
TRY	55,507,200	EUR	13,440,000	JPMorgan Chase Bank N.A.	9/20/17	(10,427)
USD	22,652,389	AUD	29,850,000	Barclays Bank PLC	9/20/17	(266,211)
USD	14,828,137	AUD	19,530,000	Barclays Bank PLC	9/20/17	(166,847)
USD	8,405,000	CAD	11,100,794	Bank of America N.A.	9/20/17	(166,376)
USD	17,700,000	CAD	23,040,090	Bank of America N.A.	9/20/17	(90,193)
USD	11,200,000	CAD	14,514,886	Citibank N.A.	9/20/17	(7,536)
USD	15,570,000	CAD	20,252,475	Credit Suisse International	9/20/17	(67,762)
USD	16,795,000	CAD	22,168,493	HSBC Bank PLC	9/20/17	(322,198)
USD	16,795,000	CAD	22,051,885	HSBC Bank PLC	9/20/17	(232,160)
USD	7,200,000	CHF	6,872,489	Goldman Sachs International	9/20/17	(5,604)
USD	6,581,938	EUR	5,849,000	Barclays Bank PLC	9/20/17	(127,993)
USD	18,896,056	EUR	16,795,000	Citibank N.A.	9/20/17	(371,048)
USD	18,979,123	EUR	16,795,000	Citibank N.A.	9/20/17	(287,981)
USD	21,103,179	EUR	18,650,000	JPMorgan Chase Bank N.A.	9/20/17	(291,968)
USD	74,589,867	EUR	66,633,000	Morgan Stanley & Co. International PLC	9/20/17	(1,851,036)
USD	57,041,518	EUR	50,096,970	Morgan Stanley & Co. International PLC	9/20/17	(429,369)
USD	19,132,911	GBP	14,940,000	Bank of America N.A.	9/20/17	(375,837)
USD	521,399	GBP	400,000	Bank of America N.A.	9/20/17	(924)
USD	7,600,000	GBP	5,834,440	HSBC Bank PLC	9/20/17	(18,650)
USD	17,281,206	GBP	13,440,000	Morgan Stanley & Co. International PLC	9/20/17	(268,832)
USD	13,440,000	NOK	112,266,121	Bank of America N.A.	9/20/17	(29,056)
USD	3,290,000	NOK	27,651,299	Bank of America N.A.	9/20/17	(27,447)
USD	14,940,000	NOK	125,896,063	Deutsche Bank AG	9/20/17	(164,300)
USD	10,785,000	NOK	90,476,799	Deutsche Bank AG	9/20/17	(69,896)
USD	3,588,000	NOK	30,155,317	Deutsche Bank AG	9/20/17	(29,865)
USD	3,887,000	NOK	32,664,016	HSBC Bank PLC	9/20/17	(31,845)
USD	14,083,547	NZD	19,500,701	Bank of America N.A.	9/20/17	(184,710)
USD	11,903,237	NZD	16,320,000	BNP Paribas S.A.	9/20/17	(37,768)
USD	7,167,406	NZD	9,800,000	BNP Paribas S.A.	9/20/17	(3,050)
USD	11,856,385	NZD	16,380,000	HSBC Bank PLC	9/20/17	(128,521)
USD	43,469,695	TRY	156,749,547	Bank of America N.A.	9/20/17	(41,284)
ZAR	163,197,363	USD	12,390,000	Barclays Bank PLC	9/20/17	(89,174)
ZAR	169,911,057	USD	12,915,000	Deutsche Bank AG	9/20/17	(108,137)
ZAR	110,259,794	USD	8,400,000	Goldman Sachs International	9/20/17	(89,286)

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	127,475,040	USD	7,392,000	BNP Paribas S.A.	9/25/17	$ (71,757)
BRL	19,488,960	USD	6,030,000	Deutsche Bank AG	9/26/17	(251,936)
RUB	351,669,600	USD	6,030,000	Société Générale	9/26/17	(175,668)
USD	6,024,000	CAD	7,976,457	Bank of America N.A.	9/26/17	(135,452)
USD	1,506,000	CAD	1,994,185	Goldman Sachs International	9/26/17	(33,918)
USD	7,530,000	EUR	7,027,466	Bank of America N.A.	9/26/17	(534,551)
USD	5,900,000	MXN	109,219,779	BNP Paribas S.A.	9/26/17	(34,006)
JPY	1,359,500,550	USD	12,300,000	Goldman Sachs International	10/23/17	(148,062)
JPY	1,644,323,184	USD	14,700,000	Morgan Stanley & Co. International PLC	10/23/17	(2,166)
USD	205,704,108	TRY	748,660,081	BNP Paribas S.A.	10/23/17	(265,698)
JPY	1,796,010,440	USD	16,600,000	Citibank N.A.	11/10/17	(531,342)
KRW	9,967,104,000	USD	8,960,000	Morgan Stanley & Co. International PLC	11/14/17	(228,458)
USD	4,520,000	KRW	5,161,840,000	UBS AG	11/14/17	(1,958)
USD	10,787,500	TWD	327,508,500	Deutsche Bank AG	12/20/17	(58,369)
USD	10,787,500	TWD	327,616,375	Goldman Sachs International	12/20/17	(61,941)
USD	64,885,000	HKD	507,562,913	Goldman Sachs International	1/19/18	(406,123)
INR	649,487,900	USD	9,755,000	HSBC Bank PLC	2/20/18	(2,339)
INR	2,660,941,250	USD	40,150,000	JPMorgan Chase Bank N.A.	2/20/18	(193,510)
USD	6,100,000	INR	407,419,000	HSBC Bank PLC	2/20/18	(17,773)
USD	16,000,000	INR	1,079,360,000	JPMorgan Chase Bank N.A.	2/20/18	(207,587)
USD	1,814,359	EUR	1,681,877	Citibank N.A.	2/21/18	(132,136)
USD	108,520	EUR	101,300	Citibank N.A.	2/21/18	(8,718)
USD	2,894,821	EUR	2,692,609	Deutsche Bank AG	2/21/18	(221,429)
USD	2,955,639	EUR	2,749,297	Morgan Stanley & Co. International PLC	2/21/18	(226,218)
USD	39,545,000	CNH	278,891,113	JPMorgan Chase Bank N.A.	5/21/18	(671,932)
TRY	314,889,919	USD	81,689,864	BNP Paribas S.A.	6/25/18	(336,729)
MXN	288,676,450	USD	14,510,000	Barclays Bank PLC	6/14/19	(107,568)

						(126,621,538)
Net Unrealized Depreciation						$ (69,932,539)

Interest Rate Caps Purchased
Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
5Y-2Y CMS Index Cap[1]	0.31%	Goldman Sachs International	3/13/18	USD	2,075,600	—	$2,532,232	$(2,532,232)

[1]	Fund pays the upfront premium and receives the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index or $0

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Nikkei 225 Index	Call	7/14/17	JPY	20,125.00	892	$1,268,904
CBOE Volatility Index	Call	7/19/17	USD	12.50	4,116	380,730
CBOE Volatility Index	Call	7/19/17	USD	23.00	775	7,750

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	89

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
CBOE Volatility Index	Call	7/19/17	USD	20.00	350	$7,875
Alibaba Group Holding Ltd.	Call	7/21/17	USD	145.00	1,765	344,175
Energy Select Sector SPDR ETF	Call	7/21/17	USD	66.00	4,994	272,173
iShares Core MSCI Emerging Markets Index ETF	Call	7/21/17	USD	42.00	10,000	280,000
PowerShares QQQ Trust, Series 1 ETF	Call	7/21/17	USD	147.00	56,550	113,100
SPDR S&P 500 ETF Trust	Call	7/21/17	USD	247.00	193,357	4,157,176
SPDR S&P 500 ETF Trust	Call	7/21/17	USD	245.00	5,011	318,199
U.S. Treasury Notes (10 Year)	Call	7/21/17	USD	128.00	31,133	972,906
Alibaba Group Holding Ltd.	Call	8/18/17	USD	145.00	1,184	615,680
Energy Select Sector SPDR ETF	Call	8/18/17	USD	68.00	1,000	45,500
Financial Select Sector SPDR Fund	Call	8/18/17	USD	25.00	19,978	739,186
Financial Select Sector SPDR Fund	Call	8/18/17	USD	26.00	1,000	9,500
JPMorgan Chase & Co.	Call	8/18/17	USD	92.50	500	78,750
Market Vector Russia ETF Trust	Call	8/18/17	USD	22.00	5,920	11,840
Microsoft Corp.	Call	8/18/17	USD	75.00	500	16,000
PowerShares QQQ Trust, Series 1 ETF	Call	8/18/17	USD	146.00	17,896	563,724
AMC Networks, Inc.	Call	9/15/17	USD	70.00	500	5,000
CenturyLink, Inc.	Call	9/15/17	USD	29.00	1,500	11,250
Financial Select Sector SPDR Fund	Call	9/15/17	USD	25.00	48,127	2,598,858
iShares Core MSCI Emerging Markets Index ETF	Call	9/15/17	USD	42.00	5,053	434,558
iShares MSCI Brazil Index ETF	Call	9/15/17	USD	36.00	10,649	1,091,523
iShares Russell 2000 Index ETF	Call	9/15/17	USD	146.00	7,414	882,266
CBOE Volatility Index	Call	9/20/17	USD	25.00	500	27,500
Financial Select Sector SPDR Fund	Call	10/20/17	USD	24.00	30,155	3,844,763
JPMorgan Chase & Co.	Call	10/20/17	USD	95.00	11,188	2,120,126
QUALCOMM, Inc.	Call	10/20/17	USD	65.00	2,250	84,375
Centurylink, Inc.	Call	1/19/18	USD	30.00	850	19,125
QUALCOMM, Inc.	Call	1/19/18	USD	70.00	400	18,000
SPDR S&P 500 ETF Trust	Call	1/19/18	USD	280.00	10,059	80,472
SPDR S&P 500 ETF Trust	Call	1/19/18	USD	270.00	4,791	110,193
SPDR S&P 500 ETF Trust	Call	6/15/18	USD	300.00	5,045	50,450
SPDR S&P 500 ETF Trust	Call	1/18/19	USD	310.00	4,801	144,030
SPDR S&P 500 ETF Trust	Call	12/20/19	USD	350.00	4,805	182,590
Energy Select Sector SPDR ETF	Put	7/21/17	USD	64.00	2,852	183,954
Exxon Mobil Corp.	Put	7/21/17	USD	80.00	2,352	158,760
Freeport-McMoRan, Inc.	Put	7/21/17	USD	10.00	1,500	3,750
Freeport-McMoRan, Inc.	Put	7/21/17	USD	11.00	975	9,263
iShares iBoxx $ High Yield Corporate Bond ETF	Put	7/21/17	USD	88.00	2,664	131,868
iShares iBoxx $ High Yield Corporate Bond ETF	Put	7/21/17	USD	87.00	1,100	25,850
iShares iBoxx $ High Yield Corporate Bond ETF	Put	7/21/17	USD	85.00	750	3,000
iShares iBoxx $ High Yield Corporate Bond ETF	Put	7/21/17	USD	86.00	400	4,600
iShares Russell 2000 Index ETF	Put	7/21/17	USD	133.00	350	11,200
Motorola Solutions, Inc.	Put	7/21/17	USD	60.00	500	2,750
PowerShares QQQ Trust, Series 1 ETF	Put	7/21/17	USD	125.00	375	7,125
PowerShares QQQ Trust, Series 1 ETF	Put	7/21/17	USD	141.00	350	138,950
PowerShares QQQ Trust, Series 1 ETF	Put	7/21/17	USD	140.00	200	66,300
SPDR S&P 500 ETF Trust	Put	7/21/17	USD	239.00	4,000	462,000
SPDR S&P 500 ETF Trust	Put	7/21/17	USD	240.00	3,005	417,695
SPDR S&P 500 ETF Trust	Put	7/21/17	USD	242.00	400	80,000
SPDR S&P Oil & Gas Exploration & Production ETF	Put	7/21/17	USD	32.00	2,000	187,000
Valeant Pharmaceuticals International, Inc.	Put	7/21/17	USD	10.00	375	2,250
Western Digital Corp.	Put	7/21/17	USD	70.00	400	10,800
AutoZone, Inc.	Put	8/18/17	USD	540.00	925	814,000
Caterpillar, Inc.	Put	8/18/17	USD	80.00	750	7,125
CBS Corp.	Put	8/18/17	USD	57.50	500	20,500

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Continental Resources, Inc.	Put	8/18/17	USD	27.00	2,057	$ 82,280
Energy Select Sector SPDR ETF	Put	8/18/17	USD	64.00	3,561	407,735
Freeport-McMoRan, Inc.	Put	8/18/17	USD	10.00	1,250	12,500
Frontier Communications Corp.	Put	8/18/17	USD	1.50	500	17,500
Hess Corp.	Put	8/18/17	USD	30.00	9,999	39,996
Hewlett Packard Enterprise Co.	Put	8/18/17	USD	16.00	500	10,000
iShares Core MSCI Emerging Markets Index ETF	Put	8/18/17	USD	40.00	500	21,500
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/18/17	USD	87.00	350	24,150
iShares Russell 2000 Index ETF	Put	8/18/17	USD	137.00	750	124,125
PowerShares QQQ Trust, Series 1 ETF	Put	8/18/17	USD	130.00	350	42,000
SPDR S&P 500 ETF Trust	Put	8/18/17	USD	242.00	1,944	610,416
Tenet Healthcare Corp.	Put	8/18/17	USD	14.00	400	6,000
VanEck Vectors Semiconductor ETF	Put	8/18/17	USD	75.00	350	34,125
Verizon Communications, Inc.	Put	8/18/17	USD	41.00	750	19,500
AMC Networks, Inc.	Put	9/15/17	USD	50.00	200	27,500
Capital One Financial Corp.	Put	9/15/17	USD	70.00	550	34,925
E-Mini S&P 500 Index Futures	Put	9/15/17	USD	2,430.00	16	34,640
iShares iBoxx $ High Yield Corporate Bond ETF	Put	9/15/17	USD	84.00	500	20,500
iShares iBoxx $ High Yield Corporate Bond ETF	Put	9/15/17	USD	86.00	350	26,075
iShares JPMorgan USD Emerging Market Bond Fund ETF	Put	9/15/17	USD	110.00	850	25,500
Western Digital Corp.	Put	9/15/17	USD	75.00	150	23,250
Energy Select Sector SPDR ETF	Put	9/29/17	USD	65.00	4,988	1,361,724
Euro Dollar 90-Day	Put	10/13/17	USD	98.00	27,247	2,894,993
Dell Technologies, Inc.	Put	10/20/17	USD	55.00	500	52,500
Valeant Pharmaceuticals International, Inc.	Put	10/20/17	USD	10.00	450	7,875
Western Digital Corp.	Put	10/20/17	USD	70.00	650	98,800
Freeport-McMoRan, Inc.	Put	11/17/17	USD	10.00	575	20,700
VanEck Vectors Semiconductor ETF	Put	11/17/17	USD	75.00	350	82,250
Ally Financial, Inc.	Put	12/15/17	USD	17.00	750	41,250
Capital One Financial Corp.	Put	12/15/17	USD	60.00	200	9,400
Euro Dollar 90-Day	Put	12/15/17	USD	98.00	2,000	337,500
Freeport-McMoRan, Inc.	Put	1/19/18	USD	10.00	400	20,400
Hewlett Packard Enterprise Co.	Put	1/19/18	USD	15.00	350	21,000
Micron Technology, Inc.	Put	1/19/18	USD	20.00	500	28,250
Valeant Pharmaceuticals International, Inc.	Put	1/19/18	USD	12.50	350	36,750
Valeant Pharmaceuticals International, Inc.	Put	1/19/18	USD	10.00	250	12,875
Western Digital Corp.	Put	1/19/18	USD	60.00	150	22,650
Total						$31,350,121

OTC Barrier Options Purchased

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Contracts	Value
Euro STOXX 50 Index	Call	One-Touch	Goldman Sachs International	8/18/17	USD	3,770.00	USD	3,770.00		—	19,440,000	$365,861
USD Currency	Call	One-Touch	Morgan Stanley & Co. International PLC	9/15/17	CAD	0.00	USD	1.40	USD	4,100	—	61,029
USD Currency	Call	One-Touch	Citibank N.A.	11/10/17	JPY	125.00	USD	125.00	USD	16,200	—	256,696
USD Currency	Call	One-Touch	Goldman Sachs International	4/09/18	JPY	140.00	USD	140.00	USD	17,440	—	117,565
USD Currency	Put	Down-and-Out	BNP Paribas S.A.	7/03/17	TRY	3.50	USD	3.35	USD	34,126	—	26,747
USD Currency	Put	Down-and-Out	Deutsche Bank AG	7/14/17	CAD	1.32	USD	0.77	USD	38,000	—	182,185
USD Currency	Put	Down-and-Out	Deutsche Bank AG	8/14/17	CAD	1.32	USD	0.78	USD	38,000	—	168,153
USD Currency	Put	Under-and-In	BNP Paribas S.A.	9/01/17	JPY	110.50	USD	112.94	USD	58,700	—	329,782

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	91

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Contracts	Value
USD Currency	Put	Under-and-In	Deutsche Bank AG	9/21/17	CAD	1.33	USD	1.35	USD	58,700	—	$70,309
EUR Currency	Put	Double Knock Out	UBS AG	9/27/17	USD	1.12	EUR	1.11	EUR	2,000	—	224,991
GBP Currency	Put	One-Touch	Deutsche Bank AG	11/09/17	USD	0.00	GBP	1.20	GBP	15,070	—	911,733
GBP Currency	Put	One-Touch	Deutsche Bank AG	5/02/18	USD	0.00	GBP	1.15	GBP	19,230	—	1,644,685
GBP Currency	Put	One-Touch	Deutsche Bank AG	5/09/18	USD	0.00	GBP	1.15	GBP	15,555	—	1,121,473
Total												$5,481,209

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency[1]	Call	Barclays Bank PLC	7/03/17	MXN	19.00	USD	17,112	—	$2
USD Currency[1]	Call	Morgan Stanley & Co. International PLC	7/03/17	MXN	20.00	USD	42,779	—	4
USD Currency[1]	Call	Morgan Stanley & Co. International PLC	7/03/17	MXN	21.50	USD	14,335	—	1
USD Currency	Call	Morgan Stanley & Co. International PLC	7/05/17	JPY	112.25	USD	85,600	—	379,368
AUD Currency	Call	Morgan Stanley & Co. International PLC	7/07/17	NZD	1.06	AUD	107,750	—	136,224
USD Currency	Call	Barclays Bank PLC	7/07/17	JPY	111.00	USD	23,594	—	314,480
USD Currency	Call	Royal Bank of Scotland PLC	7/07/17	EUR	1.11	USD	146,900	—	1,225
USD Currency	Call	Citibank N.A.	7/13/17	MXN	18.36	USD	59,945	—	237,969
Nikkei 225 Index	Call	Citibank N.A.	7/14/17	JPY	20,509.65		—	250	92,485
EUR Currency	Call	Deutsche Bank AG	7/20/17	JPY	127.00	EUR	149,280	—	2,403,852
EUR Currency	Call	Deutsche Bank AG	7/20/17	JPY	125.00	EUR	74,640	—	2,248,730
EUR Currency	Call	HSBC Bank PLC	7/20/17	JPY	129.00	EUR	149,290	—	977,898
EUR Currency	Call	Deutsche Bank AG	7/21/17	JPY	130.00	EUR	76,600	—	304,037
EUR Currency	Call	HSBC Bank PLC	7/21/17	JPY	125.00	EUR	61,300	—	1,841,692
USD Currency	Call	Morgan Stanley & Co. International PLC	7/21/17	JPY	114.50	USD	149,280	—	210,452
USD Currency	Call	BNP Paribas S.A.	7/26/17	JPY	113.00	USD	50,068	—	289,700
USD Currency	Call	Citibank N.A.	7/26/17	JPY	113.00	USD	50,049	—	287,746
EUR Currency	Call	HSBC Bank PLC	7/28/17	GBP	0.88	EUR	30,500	—	267,893
EUR Currency	Call	HSBC Bank PLC	7/28/17	GBP	0.92	EUR	30,500	—	11,025
GBP Currency	Call	HSBC Bank PLC	7/28/17	JPY	150.00	GBP	76,600	—	187,246
GBP Currency	Call	HSBC Bank PLC	7/28/17	JPY	145.00	GBP	61,300	—	1,125,179
USD Currency	Call	Barclays Bank PLC	8/02/17	BRL	3.30	USD	37,320	—	728,059
USD Currency	Call	Barclays Bank PLC	8/02/17	BRL	3.35	USD	22,400	—	288,644
USD Currency	Call	JPMorgan Chase Bank N.A.	8/02/17	BRL	3.25	USD	18,650	—	530,326
USD Currency	Call	Morgan Stanley & Co. International PLC	8/02/17	BRL	3.35	USD	44,790	—	577,653
USD Currency	Call	Morgan Stanley & Co. International PLC	8/02/17	BRL	3.40	USD	29,850	—	254,049
USD Currency	Call	Deutsche Bank AG	8/07/17	RUB	58.00	USD	18,347	—	605,627
USD Currency	Call	JPMorgan Chase Bank N.A.	8/09/17	MXN	19.50	USD	37,320	—	59,087
USD Currency	Call	Morgan Stanley & Co. International PLC	8/09/17	JPY	118.00	USD	178,600	—	57,484
USD Currency	Call	Morgan Stanley & Co. International PLC	8/09/17	MXN	20.00	USD	37,320	—	21,938
USD Currency	Call	Deutsche Bank AG	8/11/17	CNH	7.10	USD	30,500	—	1,233
USD Currency	Call	HSBC Bank PLC	8/11/17	CNH	6.80	USD	30,500	—	154,419
USD Currency	Call	UBS AG	8/11/17	CAD	1.35	USD	58,800	—	50,687
AUD Currency	Call	Bank of America N.A.	8/14/17	NZD	1.08	AUD	30,525	—	32,014

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
AUD Currency	Call	Citibank N.A.	8/14/17	NZD	1.08	AUD	90,000	—	$94,390
AUD Currency	Call	UBS AG	8/14/17	NZD	1.12	AUD	90,315	—	3,225
AUD Currency	Call	UBS AG	8/14/17	NZD	1.12	AUD	60,210	—	2,150
EUR Currency	Call	Barclays Bank PLC	8/16/17	USD	1.11	EUR	90,000	—	3,188,978
EUR Currency	Call	BNP Paribas S.A.	8/16/17	USD	1.14	EUR	90,000	—	1,165,405
USD Currency	Call	Morgan Stanley & Co. International PLC	8/22/17	MXN	20.00	USD	74,640	—	98,043
USD Currency	Call	Deutsche Bank AG	8/24/17	MXN	18.75	USD	74,640	—	646,909
USD Currency	Call	Bank of America N.A.	8/25/17	CAD	1.34	USD	59,945	—	159,714
USD Currency	Call	Barclays Bank PLC	8/25/17	CAD	1.35	USD	60,000	—	77,955
USD Currency	Call	Goldman Sachs International	8/25/17	CAD	1.38	USD	60,000	—	17,690
USD Currency	Call	UBS AG	8/25/17	CAD	1.35	USD	59,780	—	79,949
USD Currency	Call	HSBC Bank PLC	9/01/17	TWD	30.50	USD	42,686	—	343,590
AUD Currency	Call	Morgan Stanley & Co. International PLC	9/05/17	NZD	1.08	AUD	119,490	—	227,314
USD Currency	Call	Morgan Stanley & Co. International PLC	9/07/17	JPY	115.00	USD	74,640	—	355,514
USD Currency	Call	JPMorgan Chase Bank N.A.	9/15/17	KRW	1,180.00	USD	266,480	—	1,798,849
EUR Currency	Call	BNP Paribas S.A.	9/18/17	USD	1.11	EUR	297,925	—	11,656,342
USD Currency	Call	BNP Paribas S.A.	9/19/17	KRW	1,150.00	USD	74,640	—	1,038,626
USD Currency	Call	Deutsche Bank AG	9/21/17	JPY	115.00	USD	149,290	—	881,235
USD Currency	Call	Credit Suisse International	9/29/17	CAD	1.37	USD	58,700	—	87,994
USD Currency	Call	Goldman Sachs International	9/29/17	ZAR	13.50	USD	74,640	—	2,037,988
USD Currency	Call	Bank of America N.A.	11/10/17	HKD	7.74	USD	62,000	—	395,380
USD Currency	Call	Citibank N.A.	11/10/17	JPY	118.00	USD	202,500	—	755,333
USD Currency	Call	Deutsche Bank AG	11/10/17	JPY	116.00	USD	149,290	—	1,041,898
USD Currency	Call	HSBC Bank PLC	11/10/17	HKD	7.74	USD	62,000	—	379,389
USD Currency	Call	HSBC Bank PLC	11/10/17	JPY	118.00	USD	18,830	—	70,005
USD Currency	Call	JPMorgan Chase Bank N.A.	11/10/17	KRW	1,210.00	USD	75,310	—	549,885
USD Currency	Call	Morgan Stanley & Co. International PLC	11/10/17	CAD	1.38	USD	149,280	—	397,388
USD Currency	Call	UBS AG	11/10/17	KRW	1,170.00	USD	37,650	—	511,341
USD Currency	Call	Deutsche Bank AG	11/15/17	JPY	120.00	USD	180,000	—	389,914
USD Currency	Call	HSBC Bank PLC	11/15/17	JPY	114.00	USD	180,000	—	2,195,041
USD Currency	Call	Goldman Sachs International	11/22/17	ZAR	14.00	USD	74,640	—	1,820,242
USD Currency	Call	JPMorgan Chase Bank N.A.	11/22/17	ZAR	14.50	USD	74,640	—	1,244,538
USD Currency	Call	Morgan Stanley & Co. International PLC	11/22/17	ZAR	13.50	USD	37,320	—	1,341,914
USD Currency	Call	HSBC Bank PLC	2/09/18	HKD	7.75	USD	62,000	—	312,712
USD Currency	Call	JPMorgan Chase Bank N.A.	2/09/18	HKD	7.75	USD	62,000	—	312,712
USD Currency	Call	JPMorgan Chase Bank N.A.	3/01/18	TWD	30.23	USD	9,410	—	187,927
USD Currency	Call	HSBC Bank PLC	3/02/18	TWD	30.49	USD	6,770	—	111,336
USD Currency	Call	HSBC Bank PLC	3/15/18	HKD	7.75	USD	122,300	—	618,916
GBP Currency[1]	Put	Deutsche Bank AG	7/03/17	USD	1.25	GBP	59,745	—	8
GBP Currency	Put	UBS AG	7/03/17	USD	1.28	GBP	59,745	—	14
USD Currency	Put	Citibank N.A.	7/03/17	CNH	6.80	USD	144,925	—	552,886
EUR Currency	Put	JPMorgan Chase Bank N.A.	7/06/17	MXN	20.80	EUR	22,850	—	269,936
USD Currency	Put	Citibank N.A.	7/06/17	BRL	3.18	USD	28,387	—	138
USD Currency	Put	Barclays Bank PLC	7/07/17	CAD	1.35	USD	37,320	—	1,490,610
USD Currency	Put	Citibank N.A.	7/07/17	CAD	1.31	USD	30,500	—	306,791
USD Currency	Put	Deutsche Bank AG	7/07/17	CAD	1.32	USD	37,320	—	640,822
AUD Currency	Put	Barclays Bank PLC	7/27/17	USD	0.75	AUD	33,980	—	36,860
AUD Currency	Put	JPMorgan Chase Bank N.A.	7/27/17	USD	0.72	AUD	33,980	—	1,317
GBP Currency	Put	HSBC Bank PLC	7/28/17	USD	1.22	GBP	30,500	—	1,607
GBP Currency[1]	Put	HSBC Bank PLC	7/28/17	USD	1.17	GBP	30,500	—	4

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	93

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Put	HSBC Bank PLC	7/28/17	CNH	6.88	USD	57,655	—	$767,876
USD Currency	Put	Morgan Stanley & Co. International PLC	8/02/17	BRL	3.20	USD	29,850	—	68,719
USD Currency	Put	BNP Paribas S.A.	8/04/17	RUB	58.00	USD	61,000	—	341,390
USD Currency	Put	Deutsche Bank AG	8/04/17	RUB	55.00	USD	61,000	—	17,200
USD Currency	Put	Société Générale	8/04/17	RUB	55.00	USD	91,500	—	26,193
USD Currency	Put	Barclays Bank PLC	8/09/17	MXN	18.25	USD	37,320	—	649,378
USD Currency	Put	Goldman Sachs International	8/09/17	MXN	18.30	USD	37,320	—	711,508
USD Currency	Put	Morgan Stanley & Co. International PLC	8/09/17	JPY	112.00	USD	74,640	—	735,033
USD Currency	Put	Morgan Stanley & Co. International PLC	8/09/17	MXN	18.50	USD	37,320	—	994,784
USD Currency	Put	Morgan Stanley & Co. International PLC	8/09/17	MXN	18.25	USD	22,400	—	389,678
KOSPI 200 Index	Put	Citibank N.A.	8/10/17	KRW	304.52		—	500	210,485
CAD Currency	Put	JPMorgan Chase Bank N.A.	8/15/17	MXN	14.00	CAD	61,000	—	634,855
CAD Currency	Put	JPMorgan Chase Bank N.A.	8/15/17	MXN	13.50	CAD	61,000	—	107,476
USD Currency	Put	Deutsche Bank AG	8/24/17	MXN	18.00	USD	74,640	—	891,366
EUR Currency	Put	BNP Paribas S.A.	8/25/17	USD	1.12	EUR	26,323	—	95,981
USD Currency	Put	Citibank N.A.	8/25/17	TRY	3.52	USD	56,265	—	533,520
EUR Currency	Put	JPMorgan Chase Bank N.A.	8/29/17	MXN	20.50	EUR	22,752	—	273,801
USD Currency	Put	Deutsche Bank AG	9/01/17	CNH	6.80	USD	57,655	—	305,151
USD Currency	Put	Barclays Bank PLC	9/05/17	BRL	3.20	USD	74,640	—	372,716
AUD Currency	Put	Barclays Bank PLC	9/07/17	USD	0.72	AUD	149,280	—	120,641
USD Currency	Put	JPMorgan Chase Bank N.A.	9/25/17	ZAR	12.20	USD	37,320	—	121,146
USD Currency	Put	Citibank N.A.	9/26/17	MXN	18.20	USD	14,700	—	289,022
USD Currency	Put	Credit Suisse International	9/26/17	RUB	58.34	USD	10,000	—	118,032
USD Currency	Put	Deutsche Bank AG	9/26/17	TRY	3.50	USD	29,600	—	266,045
USD Currency	Put	Deutsche Bank AG	9/26/17	RUB	56.50	USD	20,200	—	88,463
USD Currency	Put	Deutsche Bank AG	10/27/17	SEK	8.25	USD	60,100	—	558,744
USD Currency	Put	Goldman Sachs International	10/27/17	SEK	8.50	USD	120,000	—	3,177,434
USD Currency	Put	Goldman Sachs International	10/27/17	SEK	8.25	USD	59,900	—	556,884
USD Currency	Put	Morgan Stanley & Co. International PLC	10/27/17	SEK	8.00	USD	120,000	—	505,038
USD Currency	Put	Morgan Stanley & Co. International PLC	11/10/17	KRW	1,115.00	USD	29,850	—	308,047
GBP Currency	Put	Barclays Bank PLC	11/21/17	USD	1.25	GBP	111,960	—	995,773
USD Currency	Put	Deutsche Bank AG	1/12/18	SEK	8.00	USD	119,750	—	866,060
USD Currency	Put	Deutsche Bank AG	2/16/18	INR	67.00	USD	61,000	—	1,639,525
USD Currency	Put	JPMorgan Chase Bank N.A.	5/17/18	CNH	6.90	USD	119,850	—	1,766,003
Total									$74,081,119

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Credit Default Swaptions Purchased
Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Bought protection on 5-Year Credit Default Swaps	Citibank N.A.	Put	250.00%	Receive	ITRX.XO.27.V1	8/16/17	EUR	15,600	$132,370
Bought protection on 5-Year Credit Default Swaps	Citibank N.A.	Put	250.00%	Receive	ITRX.XO.27.V1	8/16/17	EUR	15,600	132,370
Total									$264,740

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
10-Year Interest Rate Swap	Citibank N.A.	Call	2.15%	Receive	3-month LIBOR	7/20/17	USD 45,340	$57,088
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.20%	Receive	3-month LIBOR	12/07/18	USD 149,550	3,147,630
2-Year Interest Rate Swap	Barclays Bank PLC	Call	2.00%	Receive	3-month LIBOR	4/25/19	USD 741,380	4,502,171
10-Year Interest Rate Swap	Citibank N.A.	Call	2.50%	Receive	3-month LIBOR	2/22/27	USD 74,600	4,082,395
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.94%	Pay	3-month LIBOR	7/05/17	USD 297,490	30
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.40%	Pay	3-month LIBOR	7/18/17	USD 67,600	72,083
10-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	2.43%	Pay	3-month LIBOR	7/20/17	USD 75,000	62,655
5-Year Interest Rate Swap	Bank of America N.A.	Put	2.39%	Pay	3-month LIBOR	7/20/17	USD 23,000	63
7-Year Interest Rate Swap	Bank of America N.A.	Put	2.54%	Pay	3-month LIBOR	7/20/17	USD 5,500	28
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.13%	Pay	6-month GBP LIBOR	9/22/17	GBP 3,240	116,623
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.10%	Pay	3-month LIBOR	9/27/17	USD 411,980	1,489,056
5-Year Interest Rate Swap	Citibank N.A.	Put	2.30%	Pay	3-month LIBOR	10/02/17	USD 15,100	25,366
7-Year Interest Rate Swap	Citibank N.A.	Put	2.45%	Pay	3-month LIBOR	10/02/17	USD 5,400	13,899
1-Year Interest Rate Swap	Goldman Sachs International	Put	1.60%	Pay	3-month LIBOR	10/04/17	USD 5,835,920	2,032,826
10-Year Interest Rate Swap	Barclays Bank PLC	Put	2.50%	Pay	3-month LIBOR	10/20/17	USD 138,500	878,144
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.45%	Pay	6-month EURIBOR	11/06/17	EUR 846,600	3,334,088
5-Year Interest Rate Swap	BNP Paribas S.A.	Put	0.30%	Pay	6-month EURIBOR	12/13/17	EUR 221,810	2,080,538
2-Year Interest Rate Swap	Citibank N.A.	Put	2.10%	Pay	3-month LIBOR	6/26/18	USD 500,677	1,266,902
30-Year Interest Rate Swap	Goldman Sachs International	Put	4.00%	Pay	3-month LIBOR	3/04/19	USD 64,000	473,840
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.75%	Pay	3-month LIBOR	11/29/21	USD 187,600	4,820,708
15-Year Interest Rate Swap	Goldman Sachs International	Put	3.25%	Pay	3-month LIBOR	5/03/22	USD 118,060	5,908,451
15-Year Interest Rate Swap	Goldman Sachs International	Put	3.25%	Pay	3-month LIBOR	5/03/22	USD 115,010	5,755,810
Total								$40,120,394

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
PowerShares QQQ Trust, Series 1 ETF	Call	07/14/17	USD	141.00	3,511	$(110,597)
PowerShares QQQ Trust, Series 1 ETF	Call	07/14/17	USD	141.50	7,023	(337,104)
CBOE Volatility Index	Call	07/19/17	USD	16.00	4,116	(164,640)
CBOE Volatility Index	Call	07/19/17	USD	13.00	5,803	(464,240)
Delta Air Lines, Inc.	Call	07/21/17	USD	55.00	3,133	(228,709)
United Continental Holdings, Inc.	Call	07/21/17	USD	80.00	1,503	(111,222)
Williams-Sonoma, Inc.	Call	08/18/17	USD	52.50	1,196	(89,700)
U.S. Treasury Notes (2 Year)	Call	08/25/17	USD	108.38	2,261	(176,643)
iShares Core MSCI Emerging Markets Index ETF	Call	09/15/17	USD	43.00	10,112	(490,432)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	95

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
iShares MSCI Brazil Index ETF	Call	09/15/17	USD	41.00	15,972	$(207,636)
iShares Russell 2000 Index ETF	Call	09/15/17	USD	151.00	7,414	(211,299)
JPMorgan Chase & Co.	Call	10/20/17	USD	100.00	11,188	(833,506)
PowerShares QQQ Trust, Series 1 ETF	Put	07/14/17	USD	133.00	3,511	(193,105)
PowerShares QQQ Trust, Series 1 ETF	Put	07/14/17	USD	134.00	7,023	(737,415)
Delta Air Lines, Inc.	Put	07/21/17	USD	52.00	3,123	(188,942)
Energy Select Sector SPDR ETF	Put	07/21/17	USD	62.50	2,852	(91,264)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	07/21/17	USD	82.00	1,100	(5,500)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	07/21/17	USD	86.50	7,214	(111,817)
iShares Russell 2000 Index ETF	Put	07/21/17	USD	118.00	350	(1,750)
PowerShares QQQ Trust, Series 1 ETF	Put	07/21/17	USD	132.00	200	(14,100)
PowerShares QQQ Trust, Series 1 ETF	Put	07/21/17	USD	131.00	350	(20,300)
PowerShares QQQ Trust, Series 1 ETF	Put	07/21/17	USD	135.00	7,498	(959,744)
SPDR S&P 500 ETF Trust	Put	07/21/17	USD	232.00	400	(16,000)
SPDR S&P 500 ETF Trust	Put	07/21/17	USD	230.00	500	(15,750)
SPDR S&P 500 ETF Trust	Put	07/21/17	USD	236.00	6,011	(417,765)
SPDR S&P Oil & Gas Exploration & Production ETF	Put	07/21/17	USD	28.50	5,702	(71,275)
United Continental Holdings, Inc.	Put	07/21/17	USD	77.50	1,499	(535,893)
AutoZone, Inc.	Put	08/18/17	USD	510.00	1,175	(470,000)
Continental Resources, Inc.	Put	08/18/17	USD	24.00	2,057	(41,140)
Energy Select Sector SPDR ETF	Put	08/18/17	USD	60.00	5,342	(202,996)
iShares Core MSCI Emerging Markets Index ETF	Put	08/18/17	USD	37.00	500	(7,000)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	08/18/17	USD	82.00	350	(3,500)
iShares Russell 2000 Index ETF	Put	08/18/17	USD	127.00	750	(33,750)
U.S. Treasury Notes (10 Year)	Put	08/25/17	USD	125.00	1,174	(733,750)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	09/15/17	USD	83.00	350	(10,325)
Energy Select Sector SPDR ETF	Put	09/29/17	USD	60.00	7,482	(725,754)
Euro Dollar 90-Day	Put	10/13/17	USD	97.50	12,540	(156,750)
Euro Dollar 90-Day	Put	10/13/17	USD	97.63	27,247	(510,881)
Total						$(9,702,194)

OTC Barrier Options Written
Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)	Value
USD Currency	Put	Down-and-Out	Deutsche Bank AG	7/14/17	CAD	1.30	USD	0.77	USD 38,000	$(103,257)
USD Currency	Put	Down-and-Out	Deutsche Bank AG	8/14/17	CAD	1.30	USD	0.78	USD 38,000	(106,360)
Total										$(209,617)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency[1]	Call	Goldman Sachs International	7/03/17	MXN	22.60	USD	28,670	$(3)
USD Currency[1]	Call	Morgan Stanley & Co. International PLC	7/03/17	MXN	19.00	USD	17,112	(2)
USD Currency	Call	BNP Paribas S.A.	7/05/17	JPY	112.25	USD	50,000	(218,878)
USD Currency	Call	Goldman Sachs International	7/05/17	JPY	112.25	USD	35,600	(155,841)
AUD Currency	Call	Barclays Bank PLC	7/06/17	USD	0.76	AUD	37,320	(320,846)
Fannie Mae Mortgage-Backed Securities	Call	JPMorgan Chase Bank N.A.	7/06/17	USD	100.00	USD	99,411	(115,873)
USD Currency	Call	Citibank N.A.	7/06/17	BRL	3.31	USD	28,387	(159,652)
USD Currency	Call	JPMorgan Chase Bank N.A.	7/06/17	BRL	3.33	USD	18,660	(80,167)

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Morgan Stanley & Co. International PLC	7/12/17	BRL	3.31	USD	18,660	$(178,907)
AUD Currency	Call	Goldman Sachs International	7/17/17	NZD	1.05	AUD	30,550	(90,177)
AUD Currency	Call	Morgan Stanley & Co. International PLC	7/17/17	NZD	1.09	AUD	30,550	(760)
AUD Currency	Call	Morgan Stanley & Co. International PLC	7/17/17	NZD	1.07	AUD	30,550	(13,918)
USD Currency	Call	Deutsche Bank AG	7/17/17	ZAR	14.00	USD	11,200	(11,205)
USD Currency	Call	Deutsche Bank AG	7/17/17	ZAR	14.00	USD	14,261	(14,267)
EUR Currency	Call	Deutsche Bank AG	7/20/17	JPY	126.00	EUR	149,280	(3,427,600)
EUR Currency	Call	Deutsche Bank AG	7/20/17	JPY	129.00	EUR	149,290	(943,533)
EUR Currency	Call	HSBC Bank PLC	7/20/17	JPY	127.00	EUR	149,290	(2,408,812)
EUR Currency	Call	Deutsche Bank AG	7/21/17	JPY	125.00	EUR	61,300	(1,860,545)
EUR Currency	Call	HSBC Bank PLC	7/21/17	JPY	130.00	EUR	76,600	(299,214)
USD Currency	Call	Deutsche Bank AG	7/21/17	JPY	114.50	USD	149,280	(210,452)
USD Currency	Call	Citibank N.A.	7/27/17	TRY	3.65	USD	56,265	(208,066)
EUR Currency	Call	HSBC Bank PLC	7/28/17	GBP	0.92	EUR	30,500	(11,378)
EUR Currency	Call	Morgan Stanley & Co. International PLC	7/28/17	GBP	0.88	EUR	30,500	(264,872)
GBP Currency	Call	HSBC Bank PLC	7/28/17	JPY	145.00	GBP	61,300	(1,123,779)
GBP Currency	Call	HSBC Bank PLC	7/28/17	JPY	150.00	GBP	76,600	(188,112)
TRY Currency	Call	BNP Paribas S.A.	7/28/17	ZAR	3.68	TRY	67,648	(335,742)
USD Currency	Call	Barclays Bank PLC	8/02/17	BRL	3.35	USD	44,790	(575,675)
USD Currency	Call	Barclays Bank PLC	8/02/17	BRL	3.60	USD	44,800	(63,741)
USD Currency	Call	JPMorgan Chase Bank N.A.	8/02/17	BRL	3.30	USD	37,320	(718,203)
USD Currency	Call	Morgan Stanley & Co. International PLC	8/02/17	BRL	3.45	USD	37,320	(206,503)
USD Currency	Call	Morgan Stanley & Co. International PLC	8/02/17	BRL	3.40	USD	59,710	(501,076)
USD Currency	Call	Barclays Bank PLC	8/09/17	MXN	19.00	USD	18,660	(71,330)
USD Currency	Call	HSBC Bank PLC	8/09/17	MXN	18.00	USD	37,320	(769,961)
USD Currency	Call	JPMorgan Chase Bank N.A.	8/09/17	MXN	20.00	USD	74,640	(43,782)
USD Currency	Call	Morgan Stanley & Co. International PLC	8/09/17	MXN	20.30	USD	74,640	(22,293)
USD Currency	Call	Morgan Stanley & Co. International PLC	8/09/17	JPY	118.00	USD	178,600	(57,752)
USD Currency	Call	Barclays Bank PLC	8/10/17	BRL	3.40	USD	17,075	(180,055)
USD Currency	Call	Deutsche Bank AG	8/11/17	CNH	6.80	USD	30,500	(154,348)
USD Currency	Call	Deutsche Bank AG	8/11/17	CAD	1.35	USD	58,700	(51,182)
USD Currency	Call	HSBC Bank PLC	8/11/17	CNH	7.10	USD	30,500	(1,234)
AUD Currency	Call	Bank of America N.A.	8/14/17	NZD	1.12	AUD	30,525	(1,090)
AUD Currency	Call	Bank of America N.A.	8/14/17	NZD	1.08	AUD	120,525	(126,485)
AUD Currency	Call	Citibank N.A.	8/14/17	NZD	1.12	AUD	120,000	(4,379)
EUR Currency	Call	Barclays Bank PLC	8/16/17	USD	1.14	EUR	90,000	(1,165,396)
EUR Currency	Call	BNP Paribas S.A.	8/16/17	USD	1.11	EUR	90,000	(3,188,994)
USD Currency	Call	BNP Paribas S.A.	8/17/17	KRW	1,160.00	USD	37,650	(273,721)
USD Currency	Call	Morgan Stanley & Co. International PLC	8/22/17	MXN	21.00	USD	130,610	(26,994)
USD Currency	Call	Deutsche Bank AG	8/24/17	MXN	19.25	USD	149,280	(641,628)
USD Currency	Call	Barclays Bank PLC	8/25/17	CAD	1.38	USD	60,000	(17,589)
EUR Currency	Call	JPMorgan Chase Bank N.A.	8/29/17	MXN	21.50	EUR	22,752	(233,501)
AUD Currency	Call	Citibank N.A.	9/07/17	USD	0.77	AUD	37,320	(338,739)
USD Currency	Call	Morgan Stanley & Co. International PLC	9/07/17	JPY	118.00	USD	111,960	(130,671)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	97

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Morgan Stanley & Co. International PLC	9/13/17	CAD	1.34	USD	93,300	$(288,856)
USD Currency	Call	JPMorgan Chase Bank N.A.	9/15/17	KRW	1,292.00	USD	266,480	(117,326)
EUR Currency	Call	Citibank N.A.	9/18/17	USD	1.11	EUR	297,925	(11,705,149)
USD Currency	Call	BNP Paribas S.A.	9/19/17	KRW	1,180.00	USD	149,280	(1,054,589)
USD Currency	Call	BNP Paribas S.A.	9/20/17	ZAR	13.90	USD	37,320	(540,384)
USD Currency	Call	Deutsche Bank AG	9/21/17	JPY	118.00	USD	298,580	(515,042)
USD Currency	Call	JPMorgan Chase Bank N.A.	9/25/17	ZAR	13.50	USD	37,320	(881,293)
USD Currency	Call	Goldman Sachs International	9/29/17	ZAR	14.00	USD	119,430	(1,931,703)
USD Currency	Call	HSBC Bank PLC	9/29/17	CAD	1.37	USD	58,700	(88,491)
USD Currency	Call	JPMorgan Chase Bank N.A.	9/29/17	ZAR	14.00	USD	74,640	(1,092,685)
USD Currency	Call	Deutsche Bank AG	11/10/17	JPY	120.00	USD	298,580	(606,219)
USD Currency	Call	HSBC Bank PLC	11/10/17	JPY	123.00	USD	56,480	(40,720)
USD Currency	Call	HSBC Bank PLC	11/10/17	HKD	7.74	USD	62,000	(381,856)
USD Currency	Call	HSBC Bank PLC	11/10/17	HKD	7.74	USD	62,000	(397,852)
USD Currency	Call	JPMorgan Chase Bank N.A.	11/10/17	KRW	1,240.00	USD	111,960	(527,816)
USD Currency	Call	Morgan Stanley & Co. International PLC	11/10/17	KRW	1,185.00	USD	74,640	(799,191)
USD Currency	Call	UBS AG	11/10/17	KRW	1,210.00	USD	75,310	(550,316)
USD Currency	Call	HSBC Bank PLC	11/15/17	JPY	120.00	USD	180,000	(384,694)
USD Currency	Call	Goldman Sachs International	11/22/17	ZAR	14.50	USD	111,960	(1,858,933)
USD Currency	Call	JPMorgan Chase Bank N.A.	11/22/17	ZAR	15.00	USD	149,290	(1,709,603)
USD Currency	Call	Morgan Stanley & Co. International PLC	11/22/17	ZAR	14.50	USD	74,640	(1,236,047)
USD Currency	Call	Goldman Sachs International	12/18/17	HKD	7.78	USD	62,000	(133,125)
USD Currency	Call	JPMorgan Chase Bank N.A.	2/28/18	KRW	1,233.67	USD	9,410	(107,059)
USD Currency	Call	HSBC Bank PLC	3/02/18	KRW	1,242.00	USD	9,420	(100,213)
GBP Currency	Put	Deutsche Bank AG	7/03/17	USD	1.28	GBP	8,980	(2)
GBP Currency[1]	Put	UBS AG	7/03/17	USD	1.25	GBP	59,745	(8)
USD Currency	Put	Citibank N.A.	7/03/17	CNH	6.76	USD	144,925	(79,471)
AUD Currency	Put	Barclays Bank PLC	7/06/17	USD	0.75	AUD	55,990	(5,746)
Fannie Mae Mortgage-Backed Securities	Put	Credit Suisse International	7/06/17	USD	99.00	USD	54,050	(4,697)
USD Currency	Put	JPMorgan Chase Bank N.A.	7/06/17	BRL	3.33	USD	18,660	(152,617)
USD Currency	Put	Barclays Bank PLC	7/07/17	CAD	1.32	USD	37,320	(639,983)
USD Currency	Put	Deutsche Bank AG	7/07/17	CAD	1.31	USD	30,500	(304,599)
USD Currency	Put	Deutsche Bank AG	7/07/17	CAD	1.35	USD	37,320	(1,491,506)
USD Currency	Put	Morgan Stanley & Co. International PLC	7/12/17	BRL	3.31	USD	18,660	(153,331)
USD Currency	Put	BNP Paribas S.A.	7/14/17	CAD	1.32	USD	38,000	(670,684)
AUD Currency	Put	Goldman Sachs International	7/17/17	NZD	1.05	AUD	30,550	(184,617)
AUD Currency	Put	Morgan Stanley & Co. International PLC	7/17/17	NZD	1.07	AUD	30,550	(493,359)
AUD Currency	Put	Morgan Stanley & Co. International PLC	7/17/17	NZD	1.09	AUD	30,550	(927,870)
USD Currency	Put	Deutsche Bank AG	7/17/17	ZAR	13.00	USD	11,200	(91,960)
USD Currency	Put	Deutsche Bank AG	7/17/17	ZAR	13.00	USD	14,261	(117,093)
AUD Currency	Put	Barclays Bank PLC	7/27/17	USD	0.72	AUD	33,980	(1,317)
GBP Currency[1]	Put	HSBC Bank PLC	7/28/17	USD	1.17	GBP	30,500	(4)
USD Currency	Put	HSBC Bank PLC	7/28/17	CNH	6.88	USD	57,655	(773,037)
USD Currency	Put	Morgan Stanley & Co. International PLC	8/02/17	BRL	3.11	USD	74,640	(22,221)
USD Currency	Put	BNP Paribas S.A.	8/04/17	RUB	55.00	USD	122,000	(34,391)
USD Currency	Put	Société Générale	8/04/17	RUB	58.00	USD	61,000	(344,998)
USD Currency	Put	Barclays Bank PLC	8/09/17	MXN	18.00	USD	74,640	(778,651)

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Put	Goldman Sachs International	8/09/17	MXN	18.00	USD	55,990	$(583,868)
USD Currency	Put	JPMorgan Chase Bank N.A.	8/09/17	MXN	18.50	USD	37,320	(985,835)
USD Currency	Put	Morgan Stanley & Co. International PLC	8/09/17	MXN	18.30	USD	37,320	(711,508)
USD Currency	Put	Morgan Stanley & Co. International PLC	8/09/17	MXN	17.75	USD	44,800	(254,406)
USD Currency	Put	Morgan Stanley & Co. International PLC	8/09/17	MXN	18.25	USD	59,710	(1,051,477)
USD Currency	Put	Morgan Stanley & Co. International PLC	8/09/17	JPY	109.00	USD	149,280	(410,902)
USD Currency	Put	Barclays Bank PLC	8/10/17	BRL	3.30	USD	17,075	(208,443)
CAD Currency	Put	Goldman Sachs International	8/15/17	MXN	13.50	CAD	61,000	(106,244)
CAD Currency	Put	JPMorgan Chase Bank N.A.	8/15/17	MXN	14.00	CAD	61,000	(623,324)
USD Currency	Put	BNP Paribas S.A.	8/17/17	KRW	1,120.00	USD	55,990	(223,372)
USD Currency	Put	Deutsche Bank AG	8/24/17	MXN	17.70	USD	149,280	(952,160)
USD Currency	Put	HSBC Bank PLC	9/01/17	TWD	30.00	USD	42,686	(133,868)
USD Currency	Put	Barclays Bank PLC	9/05/17	BRL	3.12	USD	149,280	(256,811)
AUD Currency	Put	Citibank N.A.	9/07/17	USD	0.75	AUD	74,640	(340,858)
USD Currency	Put	Morgan Stanley & Co. International PLC	9/13/17	CAD	1.31	USD	74,640	(1,184,037)
USD Currency	Put	BNP Paribas S.A.	9/20/17	ZAR	12.80	USD	18,650	(235,482)
USD Currency	Put	JPMorgan Chase Bank N.A.	9/25/17	ZAR	12.50	USD	37,320	(256,944)
USD Currency	Put	Deutsche Bank AG	9/26/17	RUB	58.34	USD	10,000	(118,720)
USD Currency	Put	JPMorgan Chase Bank N.A.	9/29/17	ZAR	12.60	USD	37,320	(333,653)
USD Currency	Put	Deutsche Bank AG	10/27/17	SEK	8.50	USD	60,000	(1,349,851)
USD Currency	Put	Goldman Sachs International	10/27/17	SEK	8.25	USD	60,000	(669,442)
USD Currency	Put	Goldman Sachs International	10/27/17	SEK	8.50	USD	60,000	(1,349,851)
USD Currency	Put	Goldman Sachs International	10/27/17	SEK	8.00	USD	120,000	(506,288)
GBP Currency	Put	Deutsche Bank AG	11/09/17	USD	1.25	GBP	106,945	(856,246)
USD Currency	Put	Morgan Stanley & Co. International PLC	11/10/17	KRW	1,100.00	USD	74,640	(478,838)
GBP Currency	Put	Barclays Bank PLC	11/21/17	USD	1.21	GBP	223,920	(865,559)
GBP Currency	Put	Deutsche Bank AG	5/02/18	USD	1.20	GBP	144,170	(1,518,911)
GBP Currency	Put	Deutsche Bank AG	5/09/18	USD	1.20	GBP	116,665	(1,263,450)
USD Currency	Put	HSBC Bank PLC	5/17/18	CNH	6.90	USD	59,925	(889,789)
Total								$(75,250,384)

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
10-Year Interest Rate Swap	Citibank N.A.	Call	1.95%	Pay	3-month LIBOR	7/20/17	USD 90,680	$(8,025)
30-Year Interest Rate Swap	Citibank N.A.	Call	2.24%	Pay	3-month LIBOR	8/31/17	USD 100,000	(350,259)
5-Year Interest Rate Swap	Citibank N.A.	Call	0.10%	Pay	6-month EURIBOR	10/27/17	EUR 93,160	(72,324)
2-Year Interest Rate Swap	Goldman Sachs International	Call	1.60%	Pay	3-month LIBOR	3/01/18	USD 1,121,100	(1,759,017)
5-Year Interest Rate Swap	Barclays Bank PLC	Call	0.10%	Pay	6-month EURIBOR	3/13/18	EUR 140,460	(207,974)
5-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Call	0.05%	Pay	6-month EURIBOR	5/25/18	EUR 371,450	(510,121)
2-Year Interest Rate Swap	Citibank N.A.	Call	1.40%	Pay	3-month LIBOR	6/26/18	USD 500,677	(581,701)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	99

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.70%	Pay	3-month LIBOR	12/07/18	USD 224,320	$(2,023,474)
2-Year Interest Rate Swap	Citibank N.A.	Call	2.00%	Pay	3-month LIBOR	3/11/19	USD 745,400	(4,446,632)
2-Year Interest Rate Swap	Goldman Sachs International	Call	1.60%	Pay	3-month LIBOR	3/21/19	USD 744,600	(2,230,650)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.75%	Pay	3-month LIBOR	3/28/19	USD 471,790	(1,868,897)
2-Year Interest Rate Swap	Barclays Bank PLC	Call	1.50%	Pay	3-month LIBOR	4/25/19	USD 1,482,760	(3,859,669)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.65%	Pay	6-month LIBOR	5/06/19	USD 443,940	(1,540,467)
5-Year Forward/5-Year Interest Rate Swap[1]	Goldman Sachs International	Put	3.19%	Receive	3-month LIBOR	7/05/17	USD 297,490	(30)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.65%	Receive	3-month LIBOR	7/18/17	USD 67,600	(846)
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.55%	Receive	3-month LIBOR	8/07/17	USD 397,160	(3,940)
30-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	2.69%	Receive	3-month LIBOR	8/31/17	USD 99,800	(850,419)
5-Year Interest Rate Swap	BNP Paribas S.A.	Put	0.30%	Receive	6-month EURIBOR	9/13/17	EUR 221,810	(1,122,475)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.40%	Receive	3-month LIBOR	10/20/17	USD 69,250	(660,520)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Receive	6-month EURIBOR	10/27/17	EUR 186,350	(45,784)
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.75%	Receive	6-month EURIBOR	11/06/17	EUR 846,600	(808,096)
2-Year Interest Rate Swap	Goldman Sachs International	Put	2.10%	Receive	3-month LIBOR	12/04/17	USD 185,420	(67,055)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Receive	6-month EURIBOR	12/07/17	EUR 113,380	(62,394)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	1.00%	Receive	6-month EURIBOR	12/08/17	EUR 150,000	(83,672)
2-Year Interest Rate Swap	Citibank N.A.	Put	1.90%	Receive	3-month LIBOR	4/03/18	USD 561,400	(1,593,708)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.15%	Receive	3-month LIBOR	4/06/18	USD 197,980	(249,257)
5-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	0.75%	Receive	6-month EURIBOR	5/25/18	EUR 371,450	(1,995,713)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.40%	Receive	3-month LIBOR	12/07/18	USD 149,550	(987,375)
2-Year Interest Rate Swap	Citibank N.A.	Put	3.00%	Receive	3-month LIBOR	3/11/19	USD 745,400	(926,010)
2-Year Interest Rate Swap	Goldman Sachs International	Put	2.60%	Receive	3-month LIBOR	3/21/19	USD 744,600	(1,974,024)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.75%	Receive	3-month LIBOR	3/28/19	USD 471,790	(989,320)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.35%	Receive	3-month LIBOR	4/08/19	USD 93,000	(393,784)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.65%	Receive	6-month LIBOR	5/06/19	USD 443,940	(1,266,556)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	0.40%	Receive	6-month EURIBOR	7/08/19	EUR 38,215	(218,086)
5-Year Interest Rate Swap	Goldman Sachs International	Put	3.25%	Receive	3-month LIBOR	5/03/22	USD 287,550	(5,512,020)
5-Year Interest Rate Swap	Goldman Sachs International	Put	3.25%	Receive	3-month LIBOR	5/03/22	USD 295,110	(5,656,937)
Total								$(44,927,231)

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
ITRAXX.FINSR.25.V1	1.00%	6/20/21	EUR	7,510	$(117,931)
ITRAXX.EUR.27.V1	1.00%	6/20/22	EUR	495,973	(34,827)
ITRAXX.XO.27.V1	5.00%	6/20/22	EUR	156,703	1,482,324
Total					$1,329,566

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
ITRAXX.EUR.21.V1	1.00%	6/20/19	BBB+	EUR	9,633	$90,659
ITRAXX.EUR.25.V1	1.00%	6/20/21	BBB+	EUR	10,390	673,969
ITRAXX.EUR.26.V1	1.00%	12/20/21	BBB+	EUR	2,840	31,939
CDX.NA.HY.28.V1	5.00%	6/20/22	B+	USD	50,450	132,441
CDX.NA.IG.28.V1	1.00%	6/20/22	BBB+	USD	3,693,044	5,410,848
ITRAXX.FINSR.27.V1	1.00%	6/20/22	A-	EUR	85,380	802,182
Total						$7,142,038

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
	1-day Overnight Fed
	Funds Effective
1.26%[1]	Rate	12/13/17[2]	1/31/18	USD	10,912,710	$358,320
7.36%[1]	28-day MXIBTIIE	N/A	1/28/19	MXN	4,426,959	(1,411,414)
1.94%[3]	3-month LIBOR	3/09/18[2]	3/09/19	USD	1,417,410	3,402,230
1.58%[3]	3-month LIBOR	10/04/17[2]	6/30/19	USD	935,240	(1,092,014)
2.19%[3]	3-month LIBOR	2/04/19[2]	2/04/20	USD	1,474,410	4,100,317
7.32%[3]	28-day MXIBTIIE	N/A	2/20/20	MXN	3,838,008	2,911,864
2.32%[1]	3-month LIBOR	3/09/19[2]	3/09/20	USD	1,454,690	(5,501,799)
7.16%[3]	28-day MXIBTIIE	N/A	4/29/20	MXN	3,766,260	2,231,187
1.85%[3]	3-month LIBOR	5/17/18[2]	5/17/20	USD	153,730	(9,158)
7.45%[3]	28-day MXIBTIIE	N/A	5/28/20	MXN	2,940,500	3,054,744
7.05%[3]	28-day MXIBTIIE	N/A	6/11/20	MXN	1,031,000	483,004
1.77%[3]	3-month LIBOR	6/27/18[2]	6/27/20	USD	144,900	(311,192)
1.82%[1]	3-month LIBOR	6/29/18[2]	6/29/20	USD	74,090	90,525
1.83%[1]	3-month LIBOR	6/29/18[2]	6/30/20	USD	74,140	78,938
1.84%[1]	3-month LIBOR	7/03/18[2]	7/03/20	USD	128,170	116,708
1.88%[1]	3-month LIBOR	7/03/18[2]	7/03/20	USD	95,620	22,322
2.44%[1]	3-month LIBOR	2/03/20[2]	2/03/21	USD	1,530,420	(4,489,783)
2.13%[3]	3-month LIBOR	5/16/19[2]	5/16/21	USD	147,890	158,449
2.06%[3]	3-month LIBOR	5/20/19[2]	5/20/21	USD	147,930	(48,605)
1.97%[3]	3-month LIBOR	5/20/19[2]	5/20/21	USD	147,930	(299,334)
1.95%[3]	3-month LIBOR	6/17/19[2]	6/17/21	USD	36,975	(104,937)
1.17%[1]	3-month LIBOR	N/A	7/22/21	USD	175,000	4,189,986

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	101

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
	1-day Overnight Fed
	Funds Effective
1.56%[1]	Rate	10/04/17[2]	11/30/21	USD	362,817	$1,927,726
1.85%[1]	3-month LIBOR	10/04/17[2]	11/30/21	USD	369,980	1,184,610
0.20%[3]	6-month EURIBOR	N/A	2/03/22	EUR	41,780	20,815
0.43%[1]	3-month STIBOR	N/A	2/03/22	SEK	397,000	(251,037)
7.45%[3]	28-day MXIBTIIE	N/A	3/07/22	MXN	1,319,828	1,933,496
7.48%[3]	28-day MXIBTIIE	N/A	3/07/22	MXN	659,898	1,015,519
7.47%[3]	28-day MXIBTIIE	N/A	3/07/22	MXN	659,882	1,000,347
7.16%[3]	28-day MXIBTIIE	N/A	6/01/22	MXN	1,572,278	1,322,530
2.16%[3]	3-month LIBOR	9/29/17[2]	9/29/22	USD	291,845	2,198,889
0.25%[3]	6-month EURIBOR	12/13/17[2]	12/13/22	EUR	29,580	(240,945)
0.47%[3]	6-month EURIBOR	4/30/18[2]	4/30/23	EUR	4,760	(7,166)
6.32%[3]	28-day MXIBTIIE	N/A	7/17/25	MXN	604,966	(1,549,793)
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	19,850	56,196
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	15,182	(202,987)
0.09%[3]	6-month JPY LIBOR	N/A	11/02/26	JPY	5,585,000	(677,583)
	UK RPI All Items
3.57%[3]	Monthly	N/A	11/15/26	GBP	40,097	787,791
2.60%[3]	3-month LIBOR	12/01/21[2]	12/01/26	USD	49,050	33,156
7.49%[3]	28-day MXIBTIIE	N/A	4/14/27	MXN	1,412,000	1,768,507
1.15%[1]	3-month STIBOR	N/A	5/15/27	SEK	213,050	129,348
7.41%[3]	28-day MXIBTIIE	N/A	5/25/27	MXN	901,514	839,035
7.38%[3]	28-day MXIBTIIE	N/A	5/25/27	MXN	146,684	114,365
7.20%[1]	28-day MXIBTIIE	N/A	6/03/27	MXN	375,000	(22,316)
2.21%[3]	3-month LIBOR	N/A	6/15/27	USD	1,478,704	(7,397,514)
2.21%[3]	3-month LIBOR	N/A	6/15/27	USD	405,000	(2,094,026)
3.20%[1]	6-month WIBOR	9/20/17[2]	9/20/27	PLN	178,090	(1,457,124)
7.82%[3]	28-day MXIBTIIE	N/A	3/04/37	MXN	316,692	453,048
7.92%[3]	28-day MXIBTIIE	N/A	5/01/37	MXN	412,336	820,121
7.95%[3]	28-day MXIBTIIE	N/A	5/01/37	MXN	379,393	820,274
2.50%[1]	3-month LIBOR	9/29/17[2]	11/15/43	USD	72,510	599,249
0.56%[1]	6-month JPY LIBOR	N/A	11/02/46	JPY	2,960,000	1,905,604
2.62%[1]	3-month LIBOR	N/A	5/11/47	USD	301,046	(6,451,278)
0.81%[1]	6-month JPY LIBOR	N/A	5/31/47	JPY	1,749,000	110,990
Total						$6,620,205

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	The Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Hitachi Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/17	JPY	500,000	$(21,526)	$(25,980)	$4,454
Government of Japan	1.00%	HSBC Bank USA N.A.	12/20/17	USD	10,000	(49,499)	(11,444)	(38,055)
Ricoh Co. Ltd.	1.00%	UBS AG	3/20/18	JPY	500,000	(31,262)	51,636	(82,898)
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	USD	9,050	(58,025)	79,170	(137,195)
ITRAXX.FINSR.19.V1	1.00%	Citibank N.A.	6/20/18	EUR	16,300	(177,020)	(101,244)	(75,776)
ITRAXX.FINSR.20.V1	1.00%	Barclays Bank PLC	12/20/18	EUR	9,590	(150,271)	(24,138)	(126,133)
ITRAXX.FINSR.20.V1	1.00%	Citibank N.A.	12/20/18	EUR	20,560	(322,167)	(50,734)	(271,433)

See Notes to Financial Statements.

102	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.FINSR.20.V1	1.00%	Citibank N.A.	12/20/18	EUR	11,700	$(183,334)	$(95,478)	$(87,856)
JFE Holdings, Inc.	1.00%	Goldman Sachs International	3/20/19	JPY	1,000,000	(140,286)	(8,970)	(131,316)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	277,000	(17,317)	25,882	(43,199)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	223,000	(13,941)	21,635	(35,576)
Nippon Yusen Kabushiki Kaisha	1.00%	JPMorgan Chase Bank N.A.	6/20/19	JPY	500,000	(72,663)	(30,304)	(42,359)
Hertz Global Holdings, Inc.	5.00%	Barclays Bank PLC	6/20/19	USD	590	(3,470)	3,189	(6,659)
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	5,765	(33,649)	75,227	(108,876)
Ford Motor Co.	5.00%	Goldman Sachs International	6/20/20	USD	25,140	(3,315,958)	(3,185,844)	(130,114)
General Motors Co.	5.00%	Goldman Sachs International	6/20/20	USD	40,230	(5,266,238)	(5,046,313)	(219,925)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	61,427	(688,109)	320,803	(1,008,912)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	61,427	(609,513)	497,245	(1,106,758)
Banco Comercial Portugues SA	5.00%	BNP Paribas S.A.	12/20/20	EUR	738	(65,329)	(8,958)	(56,371)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	8,220	(236,738)	147,732	(384,470)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	4,650	(133,921)	87,135	(221,056)
Standard Chartered PLC	1.00%	Goldman Sachs International	12/20/20	EUR	6,050	(174,241)	48,436	(222,677)
Standard Chartered PLC	1.00%	Morgan Stanley & Co. International PLC	12/20/20	EUR	2,410	(69,408)	46,041	(115,449)
Mitsubishi Corp.	1.00%	Barclays Bank PLC	12/20/20	JPY	475,732	(125,150)	(52,660)	(72,490)
Sumitomo Mitsui Banking Corp.	1.00%	Barclays Bank PLC	12/20/20	JPY	249,377	(62,728)	8,416	(71,144)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	320,235	(76,719)	(16,648)	(60,071)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(70,256)	(14,540)	(55,716)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(70,255)	(13,716)	(56,539)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(70,256)	(10,588)	(59,668)
Mitsubishi Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(77,146)	(28,633)	(48,513)
Mitsui & Co. Ltd.	1.00%	Goldman Sachs International	12/20/20	JPY	586,510	(149,137)	(22,498)	(126,639)
Mitsui & Co. Ltd.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(74,568)	(8,091)	(66,477)
Sumitomo Mitsui Banking Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	JPY	253,165	(63,680)	14,302	(77,982)
Westpac Banking Corp.	1.00%	Citibank N.A.	12/20/20	USD	10,000	(212,008)	(22,062)	(189,946)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	(201,067)	(2,501)	(198,566)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	12,048	(242,239)	(38,973)	(203,266)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	7,952	(159,894)	(28,339)	(131,555)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	11,500	(230,487)	(29,251)	(201,236)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	(200,424)	(18,762)	(181,662)
National Australia Bank Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	(202,762)	(9,469)	(193,293)
Continental AG	1.00%	Bank of America N.A.	6/20/21	EUR	6,615	(211,921)	(109,987)	(101,934)
Wolters Kluwer NV	1.00%	Bank of America N.A.	6/20/21	EUR	4,480	(151,248)	(130,535)	(20,713)
ITRAXX.JPN.25.V1	1.00%	Bank of America N.A.	6/20/21	JPY	1,230,769	(274,458)	(80,378)	(194,080)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	103

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.JPN.25.V1	1.00%	Bank of America N.A.	6/20/21	JPY	769,231	$(171,537)	$(53,253)	$(118,284)
ITRAXX.JPN.25.V1	1.00%	Barclays Bank PLC	6/20/21	JPY	461,538	(102,922)	(32,868)	(70,054)
ITRAXX.JPN.25.V1	1.00%	JPMorgan Chase Bank N.A.	6/20/21	JPY	769,231	(171,537)	(56,271)	(115,266)
ITRAXX.JPN.25.V1	1.00%	JPMorgan Chase Bank N.A.	6/20/21	JPY	384,615	(85,768)	(34,184)	(51,584)
ITRAXX.JPN.25.V1	1.00%	JPMorgan Chase Bank N.A.	6/20/21	JPY	384,615	(85,768)	(28,136)	(57,632)
Kingdom of Thailand	1.00%	Barclays Bank PLC	6/20/21	USD	7,691	(154,916)	(8,358)	(146,558)
Kingdom of Thailand	1.00%	BNP Paribas S.A.	6/20/21	USD	7,309	(147,227)	(15,916)	(131,311)
Kingdom of Thailand	1.00%	Citibank N.A.	6/20/21	USD	4,199	(84,578)	(5,965)	(78,613)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	5,401	(108,782)	(3,588)	(105,194)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	5,401	(108,782)	(1,549)	(107,233)
Akzo Nobel NV	1.00%	Barclays Bank PLC	12/20/21	EUR	639	(18,460)	(13,542)	(4,918)
LafargeHolcim Ltd.	1.00%	Barclays Bank PLC	12/20/21	EUR	5,324	(88,760)	(15,239)	(73,521)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/21	EUR	1,600	(26,511)	(3,818)	(22,693)
Statoil ASA	1.00%	BNP Paribas S.A.	12/20/21	EUR	1,600	(61,707)	(34,846)	(26,861)
Akzo Nobel NV	1.00%	Citibank N.A.	12/20/21	EUR	1,564	(45,183)	(32,826)	(12,357)
LafargeHolcim Ltd.	1.00%	Citibank N.A.	12/20/21	EUR	3,985	(66,437)	(17,342)	(49,095)
Techem GmbH	5.00%	Credit Suisse International	12/20/21	EUR	1,250	(209,142)	(207,998)	(1,144)
Akzo Nobel NV	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	639	(18,461)	(12,873)	(5,588)
BNP Paribas SA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	2,667	(94,173)	(36,167)	(58,006)
Iberdrola SA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	2,500	(74,248)	(32,215)	(42,033)
Monitchem HoldCo 3 SA	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	2,540	(354,644)	(47,151)	(307,493)
Credit Suisse Group AG ADR	1.00%	Société Générale	12/20/21	EUR	2,300	(46,733)	46,932	(93,665)
Ford Motor Co.	5.00%	Barclays Bank PLC	12/20/21	USD	9,750	(1,607,509)	(1,353,121)	(254,388)
Caterpillar, Inc.	1.00%	Citibank N.A.	12/20/21	USD	1,625	(48,385)	(17,149)	(31,236)
HP, Inc.	1.00%	Citibank N.A.	12/20/21	USD	9,750	(188,442)	101,825	(290,267)
Caterpillar, Inc.	1.00%	Goldman Sachs International	12/20/21	USD	3,250	(96,769)	(34,277)	(62,492)
Fiat Chrysler Automobiles NV	5.00%	Bank of America N.A.	6/20/22	EUR	2,700	(312,508)	(301,816)	(10,692)
Groupe Auchan SA	1.00%	Bank of America N.A.	6/20/22	EUR	3,850	(121,960)	(76,600)	(45,360)
Marks & Spencer PLC	1.00%	Bank of America N.A.	6/20/22	EUR	3,264	67,954	109,992	(42,038)
Metro AG	1.00%	Bank of America N.A.	6/20/22	EUR	5,930	20,605	76,121	(55,516)
TDC A/S	1.00%	Bank of America N.A.	6/20/22	EUR	2,200	(4,765)	27,292	(32,057)
Valeo SA	1.00%	Bank of America N.A.	6/20/22	EUR	3,000	(97,752)	(61,268)	(36,484)
Vodafone Group PLC	1.00%	Bank of America N.A.	6/20/22	EUR	10,540	(235,008)	(82,181)	(152,827)
Galp Energia SGPS SA	5.00%	Barclays Bank PLC	6/20/22	EUR	669	(136,571)	(108,494)	(28,077)
Galp Energia SGPS SA	5.00%	Barclays Bank PLC	6/20/22	EUR	392	(80,024)	(63,572)	(16,452)
ITV PLC	5.00%	Barclays Bank PLC	6/20/22	EUR	6,000	(1,317,067)	(1,145,232)	(171,835)
ITV PLC	5.00%	Barclays Bank PLC	6/20/22	EUR	750	(164,633)	(139,013)	(25,620)
Marks & Spencer PLC	1.00%	Barclays Bank PLC	6/20/22	EUR	4,700	97,851	165,719	(67,868)
SFR Group SA	5.00%	Barclays Bank PLC	6/20/22	EUR	3,100	(426,465)	(371,762)	(54,703)
Vodafone Group PLC	1.00%	Barclays Bank PLC	6/20/22	EUR	11,070	(246,825)	(74,188)	(172,637)
Koninklijke KPN NV	1.00%	BNP Paribas S.A.	6/20/22	EUR	8,000	(188,039)	(41,072)	(146,967)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/22	EUR	1,674	(55,749)	(10,900)	(44,849)
Iceland Bondco PLC	5.00%	Citibank N.A.	6/20/22	EUR	800	(95,020)	(57,483)	(37,537)
Pernod-Ricard SA	1.00%	Citibank N.A.	6/20/22	EUR	8,636	(272,752)	(181,079)	(91,673)
Pernod-Ricard SA	1.00%	Citibank N.A.	6/20/22	EUR	864	(27,288)	(18,117)	(9,171)
Tata Motors Ltd.	5.00%	Credit Suisse International	6/20/22	EUR	600	(120,734)	(89,588)	(31,146)
Tata Motors Ltd.	5.00%	Credit Suisse International	6/20/22	EUR	500	(100,611)	(73,818)	(26,793)
Tesco PLC	1.00%	Credit Suisse International	6/20/22	EUR	1,530	43,872	55,220	(11,348)
Tesco PLC	1.00%	Credit Suisse International	6/20/22	EUR	1,490	42,724	55,306	(12,582)
Tesco PLC	1.00%	Credit Suisse International	6/20/22	EUR	760	21,793	18,885	2,908

See Notes to Financial Statements.

104	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date		Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Cable & Wireless Communications Ltd.	5.00%	Goldman Sachs International	6/20/22	EUR	1,500	$(293,209)	$(241,380)	$(51,829)
Dreyfus Strategic Municipal Bond Fund, Inc.	1.00%	Goldman Sachs International	6/20/22	EUR	4,000	(158,227)	(127,102)	(31,125)
Glencore International AG	5.00%	Goldman Sachs International	6/20/22	EUR	15,050	(2,749,098)	(2,498,665)	(250,433)
HeidelbergCement AG	5.00%	Goldman Sachs International	6/20/22	EUR	8,600	(2,096,562)	(1,861,023)	(235,539)
Daimler AG	1.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	10,500	(337,474)	(257,063)	(80,411)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	6,828	(158,062)	(88,822)	(69,240)
Melia Hotels International SA	5.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	2,875	(686,383)	(590,043)	(96,340)
New Look Senior Issuer PLC	5.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	2,980	1,098,138	794,426	303,712
STMicroelectronics NV	1.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	2,951	(40,674)	(16,695)	(23,979)
Tata Motors Ltd.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	1,700	(342,078)	(247,893)	(94,185)
Total SA	1.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	8,510	(295,567)	(214,807)	(80,760)
AutoZone, Inc.	1.00%	Bank of America N.A.	6/20/22	USD	8,900	(151,349)	(153,946)	2,597
People’s Republic of China	1.00%	Bank of America N.A.	6/20/22	USD	21,751	(319,850)	(179,161)	(140,689)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	11,100	(12,057)	26,601	(38,658)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	2,710	(2,944)	35,589	(38,533)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	2,447	(2,658)	29,377	(32,035)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	2,400	(2,607)	28,813	(31,420)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	1,410	(1,531)	15,865	(17,396)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	1,410	(1,532)	19,495	(21,027)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	1,280	(1,390)	17,698	(19,088)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	1,224	(1,329)	14,695	(16,024)
Republic of South Africa	1.00%	Bank of America N.A.	6/20/22	USD	23,010	988,622	1,122,654	(134,032)
Russian Federation	1.00%	Bank of America N.A.	6/20/22	USD	4,750	150,309	202,874	(52,565)
AutoZone, Inc.	1.00%	Barclays Bank PLC	6/20/22	USD	12,000	(204,066)	(280,298)	76,232
Kingdom of Saudi Arabia	1.00%	Barclays Bank PLC	6/20/22	USD	5,940	(13,567)	(24,287)	10,720
People’s Republic of China	1.00%	Barclays Bank PLC	6/20/22	USD	50,000	(735,240)	(446,659)	(288,581)
People’s Republic of China	1.00%	Barclays Bank PLC	6/20/22	USD	15,078	(221,724)	(131,330)	(90,394)
People’s Republic of China	1.00%	Barclays Bank PLC	6/20/22	USD	10,675	(156,980)	(63,441)	(93,539)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	33,750	(2,625,503)	(1,543,748)	(1,081,755)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	12,500	(972,412)	(925,063)	(47,349)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	5,856	(455,556)	(470,025)	14,469
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	5,511	(428,717)	(449,959)	21,242
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	5,508	(428,483)	(449,714)	21,231
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/22	USD	15,225	654,141	667,782	(13,641)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/22	USD	5,980	256,930	262,288	(5,358)
Simon Property Group, Inc.	1.00%	Barclays Bank PLC	6/20/22	USD	12,000	(87,657)	(15,888)	(71,769)
Kingdom of Saudi Arabia	1.00%	Citibank N.A.	6/20/22	USD	29,700	(67,839)	(109,105)	41,266
Republic of Indonesia	1.00%	Citibank N.A.	6/20/22	USD	7,860	59,259	96,772	(37,513)
Republic of South Africa	1.00%	Citibank N.A.	6/20/22	USD	56,330	2,420,213	2,748,331	(328,118)
Ally Financial, Inc.	5.00%	Credit Suisse International	6/20/22	USD	4,940	(648,358)	(553,737)	(94,621)
CBS Corp.	1.00%	Credit Suisse International	6/20/22	USD	12,000	(216,232)	(212,254)	(3,978)
Ally Financial, Inc.	5.00%	Goldman Sachs International	6/20/22	USD	4,940	(648,358)	(692,554)	44,196
Caterpillar, Inc.	1.00%	Goldman Sachs International	6/20/22	USD	3,898	(119,143)	(65,084)	(54,059)
Constellation Brands, Inc.	5.00%	Goldman Sachs International	6/20/22	USD	14,984	(3,041,664)	(2,984,897)	(56,767)
Ford Motor Co.	5.00%	Goldman Sachs International	6/20/22	USD	4,940	(855,226)	(811,171)	(44,055)
Macy’s, Inc.	1.00%	Goldman Sachs International	6/20/22	USD	5,000	383,746	340,855	42,891

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	105

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
People’s Republic of China	1.00%	Goldman Sachs International	6/20/22	USD	8,925	$(131,234)	$(48,862)	$(82,372)
Republic of France	0.25%	Goldman Sachs International	6/20/22	USD	3,340	(3,628)	37,769	(41,397)
Republic of France	0.25%	Goldman Sachs International	6/20/22	USD	1,410	(1,532)	15,944	(17,476)
Republic of France	0.25%	Goldman Sachs International	6/20/22	USD	1,224	(1,329)	17,207	(18,536)
Republic of Indonesia	1.00%	Goldman Sachs International	6/20/22	USD	11,659	87,902	147,480	(59,578)
Republic of South Africa	1.00%	Goldman Sachs International	6/20/22	USD	14,076	604,753	685,237	(80,484)
Rio Tinto PLC	1.00%	Goldman Sachs International	6/20/22	USD	30,100	(151,178)	(86,602)	(64,576)
Target Corp.	1.00%	Goldman Sachs International	6/20/22	USD	29,500	(431,542)	(496,696)	65,154
Target Corp.	1.00%	Goldman Sachs International	6/20/22	USD	14,984	(219,194)	(256,323)	37,129
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/22	USD	32,405	1,392,277	1,549,837	(157,560)
Altria Group, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	27,640	(973,539)	(877,942)	(95,597)
AutoZone, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	14,800	(251,681)	(255,790)	4,109
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	3,919	(119,785)	(63,578)	(56,207)
CBS Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	20,200	(363,990)	(367,748)	3,758
CBS Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	14,400	(259,477)	(255,831)	(3,646)
General Motors Co.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	9,750	(1,638,969)	(1,548,082)	(90,887)
People’s Republic of China	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	13,170	(193,664)	(134,501)	(59,163)
Philip Morris International, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	4,130	(104,918)	(99,487)	(5,431)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/22	USD	1,410	(1,531)	17,893	(19,424)
Republic of Indonesia	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	10,480	79,013	143,124	(64,111)
Republic of Korea	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	21,000	(475,016)	(505,979)	30,963
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	106,000	(1,200,919)	(261,556)	(939,363)
Target Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	14,984	(219,194)	(235,023)	15,829
Caterpillar, Inc.	1.00%	Morgan Stanley & Co. International PLC	6/20/22	USD	2,183	(66,724)	(36,449)	(30,275)
Halliburton Co.	1.00%	Morgan Stanley & Co. International PLC	6/20/22	USD	24,000	(366,572)	(321,686)	(44,886)
Kingdom of Saudi Arabia	1.00%	Morgan Stanley & Co. International PLC	6/20/22	USD	8,910	(20,352)	(32,280)	11,928
CMBX.NA.7.AA	1.50%	Goldman Sachs International	1/17/47	USD	2,292	278	155,028	(154,750)
CMBX.NA.9.AAA	0.50%	Credit Suisse International	9/17/58	USD	12,070	164,347	148,607	15,740
CMBX.NA.9.AAA	0.50%	Deutsche Bank AG	9/17/58	USD	9,670	131,668	120,777	10,891
CMBX.NA.9.A	2.00%	J.P. Morgan Securities LLC	9/17/58	USD	2,050	75,758	282,583	(206,825)
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	USD	6,070	224,320	770,432	(546,112)
CMBX.NA.9.AAA	0.50%	Morgan Stanley & Co. International PLC	9/17/58	USD	14,800	201,519	219,233	(17,714)
CMBX.NA.9.AAA	0.50%	Morgan Stanley & Co. International PLC	9/17/58	USD	8,150	110,972	100,344	10,628
CMBX.NA.9.AAA	0.50%	Morgan Stanley & Co. International PLC	9/17/58	USD	6,760	92,045	83,230	8,815
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	19,271	(33,107)	6,329	(39,436)
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	16,802	(28,866)	(5,583)	(23,283)
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	12,104	(20,794)	2,399	(23,193)
CMBX.NA.6.BBB-	3.00%	Deutsche Bank AG	5/11/63	USD	4,850	563,886	445,536	118,350
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	2,450	284,849	246,240	38,609
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	2,440	283,890	159,188	124,702

See Notes to Financial Statements.

106	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	2,440	$283,890	$159,188	$124,702
CMBX.NA.6.BBB-	3.00%	Morgan Stanley & Co. International PLC	5/11/63	USD	2,440	283,890	146,304	137,586
Total						$(38,720,067)	$(22,649,520)	$(16,070,547)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SAS AB	5.00%	Goldman Sachs International	12/20/17	NR	EUR	920	$16,246	$(9,948)	$26,194
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	6,750	53,106	(96,480)	149,586
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	105	673	(1,204)	1,877
ITRAXX.FINSUB.19.V1	5.00%	Citibank N.A.	6/20/18	BBB	EUR	11,700	651,055	547,836	103,219
ITRAXX.FINSUB.20.V1	5.00%	Barclays Bank PLC	12/20/18	BBB	EUR	7,670	633,499	736,059	(102,560)
ITRAXX.FINSUB.20.V1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	10,970	906,059	1,043,235	(137,176)
ITRAXX.FINSUB.20.V1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	9,100	751,608	615,201	136,407
ITRAXX.FINSUB.20.V1	5.00%	Deutsche Bank AG	12/20/18	BBB	EUR	5,480	452,616	523,518	(70,902)
SAS AB	5.00%	Goldman Sachs International	6/20/19	NR	EUR	3,400	74,204	(194,358)	268,562
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	61,427	688,109	(371,852)	1,059,961
People’s Republic of China	1.00%	Barclays Bank PLC	9/20/20	AA-	USD	10,000	182,061	(52,190)	234,251
People’s Republic of China	1.00%	Goldman Sachs International	9/20/20	AA-	USD	10,000	182,061	(55,188)	237,249
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	61,427	609,511	(433,190)	1,042,701
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Goldman Sachs International	12/20/20	A-	USD	20,000	344,387	(387,592)	731,979
Federative Republic of Brazil	1.00%	Citibank N.A.	6/20/21	BB	USD	1,400	(47,002)	(79,561)	32,559
Dell, Inc.	1.00%	Goldman Sachs International	12/20/21	BB-	USD	4,875	(283,792)	(323,926)	40,134
Federative Republic of Brazil	1.00%	Barclays Bank PLC	12/20/21	BB	USD	20,250	(982,677)	(1,626,429)	643,752
Hellenic Telecommunications Organization SA	5.00%	Barclays Bank PLC	12/20/21	B+	EUR	2,000	314,017	119,464	194,553
Hellenic Telecommunications Organization SA	5.00%	Goldman Sachs International	12/20/21	B+	EUR	590	92,635	31,396	61,239
Anadarko Petroleum Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB	USD	10,000	(252,572)	(393,484)	140,912
Anadarko Petroleum Corp.	1.00%	Morgan Stanley & Co. International PLC	6/20/22	BBB	USD	4,925	(124,391)	(187,420)	63,029
Atlantia SpA	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB+	EUR	1,260	17,952	3,944	14,008
Atlantia SpA	1.00%	Société Générale	6/20/22	BBB+	EUR	480	6,839	1,520	5,319
Avis Budget Group, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	BB-	USD	375	4,077	3,607	470
Avis Budget Group, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	BB-	USD	165	1,793	2,210	(417)
BP PLC	1.00%	Goldman Sachs International	6/20/22	A-	EUR	7,340	166,964	95,128	71,836
Dell, Inc.	1.00%	Barclays Bank PLC	6/20/22	BB-	USD	4,875	(381,463)	(329,020)	(52,443)
Dell, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BB-	USD	4,875	(381,463)	(318,709)	(62,754)
Enel SpA	1.00%	Goldman Sachs International	6/20/22	BBB	EUR	7,250	126,564	10,456	116,108
Ford Motor Co.	5.00%	Goldman Sachs International	6/20/22	BBB	USD	25,140	4,352,305	4,229,664	122,641

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	107

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Freeport-McMoRan, Inc.	1.00%	Goldman Sachs International	6/20/22	BB-	USD	9,825	$(1,091,850)	$(1,139,973)	$48,123
Freeport-McMoRan, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BB-	USD	4,885	(542,869)	(478,044)	(64,825)
General Motors Co.	5.00%	Goldman Sachs International	6/20/22	BBB	USD	25,140	4,226,017	4,045,246	180,771
Hertz Global Holdings, Inc.	5.00%	Citibank N.A.	6/20/22	B-	USD	600	(106,046)	(59,501)	(46,545)
Imperial Brands PLC	1.00%	Citibank N.A.	6/20/22	BBB	EUR	1,205	31,076	23,233	7,843
Imperial Brands PLC	1.00%	Société Générale	6/20/22	BBB	EUR	1,065	27,465	13,730	13,735
International Game Technology PLC	5.00%	Credit Suisse International	6/20/22	BB+	EUR	390	47,595	39,762	7,833
International Game Technology PLC	5.00%	JPMorgan Chase Bank N.A.	6/20/22	BB+	EUR	580	70,042	61,071	8,971
Leonardo SPA	5.00%	Goldman Sachs International	6/20/22	BB+	EUR	2,100	499,808	366,967	132,841
Leonardo SPA	5.00%	Goldman Sachs International	6/20/22	BB+	EUR	400	89,956	72,548	17,408
Next PLC	1.00%	Bank of America N.A.	6/20/22	BBB	EUR	1,500	(30,070)	(28,242)	(1,828)
Next PLC	1.00%	Barclays Bank PLC	6/20/22	BBB	EUR	1,555	(31,172)	(30,672)	(500)
Next PLC	1.00%	Credit Suisse International	6/20/22	BBB	EUR	1,765	(35,382)	(15,839)	(19,543)
Next PLC	1.00%	Société Générale	6/20/22	BBB	EUR	1,110	(22,252)	(9,961)	(12,291)
Repsol SA	1.00%	Barclays Bank PLC	6/20/22	BBB-	EUR	1,211	7,222	(300)	7,522
Republic of France	0.25%	Bank of America N.A.	6/20/22	AA	USD	11,100	45,520	29,069	16,451
Rolls-Royce PLC	1.00%	Goldman Sachs International	6/20/22	BBB+	EUR	7,650	150,291	22,357	127,934
Royal Dutch Shell PLC	1.00%	Bank of America N.A.	6/20/22	A	EUR	8,510	250,446	155,476	94,970
Telecom Italia SpA	1.00%	Barclays Bank PLC	6/20/22	BB+	EUR	701	(15,931)	(17,305)	1,374
Telecom Italia SpA	1.00%	BNP Paribas S.A.	6/20/22	BB+	EUR	842	(19,136)	(26,842)	7,706
Telecom Italia SpA	1.00%	Credit Suisse International	6/20/22	BB+	EUR	692	(15,727)	(16,479)	752
Telecom Italia SpA	1.00%	Goldman Sachs International	6/20/22	BB+	EUR	1,637	(37,204)	(59,923)	22,719
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	6/20/22	CCC+	USD	4,875	97,202	(16,366)	113,568
CMBX.NA.7.AA	1.50%	Credit Suisse International	1/17/47	AA-	USD	2,292	(278)	(181,927)	181,649
CMBX.NA.4.AM	0.50%	Deutsche Bank AG	2/17/51	BBB-	USD	835	(4,889)	(111,405)	106,516
CMBX.NA.8.A	2.00%	Goldman Sachs International	10/17/57	Not Rated	USD	4,880	(245,063)	(277,964)	32,901
CMBX.NA.8.A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	1,510	(75,829)	(130,032)	54,203
CMBX.NA.8.A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	150	(7,533)	(18,217)	10,684
CMBX.NA.9.A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	4,840	(178,865)	(157,846)	(21,019)
CMBX.NA.9.A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	3,920	(145,083)	(203,663)	58,580
CMBX.NA.9.A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	4,670	(172,582)	(240,842)	68,260
CMBX.NA.9.A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	3,860	(142,648)	(417,281)	274,633
CMBX.NA.9.A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	3,681	(136,019)	(383,916)	247,897
CMBX.NA.9.A	2.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	3,810	(141,012)	(118,757)	(22,255)
CMBX.NA.9.A	2.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	1,871	(69,158)	(231,847)	162,689
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	4,670	(172,583)	(254,239)	81,656
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	3,810	(141,013)	(139,072)	(1,941)
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	2,540	(94,008)	(124,787)	30,779
CMBX.NA.9.BBB-	3.00%	Credit Suisse International	9/17/58	Not Rated	USD	7,310	(859,838)	(772,949)	(86,889)
CMBX.NA.9.BBB-	3.00%	Credit Suisse International	9/17/58	Not Rated	USD	3,800	(447,292)	(425,413)	(21,879)
CMBX.NA.9.BBB-	3.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	3,800	(447,292)	(452,325)	5,033
CMBX.NA.9.BBB-	3.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	3,580	(421,396)	(400,258)	(21,138)

See Notes to Financial Statements.

108	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Goldman Sachs International	9/17/58	Not Rated	USD	7,630	$(897,478)	$(922,071)	$24,593
CMBX.NA.9.BBB-	3.00%	Goldman Sachs International	9/17/58	Not Rated	USD	3,810	(448,152)	(395,083)	(53,069)
CMBX.NA.9.BBB-	3.00%	Goldman Sachs International	9/17/58	Not Rated	USD	3,790	(445,799)	(422,800)	(22,999)
CMBX.NA.9.BBB-	3.00%	Goldman Sachs International	9/17/58	Not Rated	USD	3,788	(445,880)	(393,615)	(52,265)
CMBX.NA.9.BBB-	3.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	3,820	(449,328)	(417,735)	(31,593)
CMBX.NA.9.BBB-	3.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	3,810	(448,151)	(416,745)	(31,406)
CMBX.NA.9.BBB-	3.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	3,810	(448,151)	(396,257)	(51,894)
CMBX.NA.9.BBB-	3.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	3,800	(447,292)	(403,635)	(43,657)
CMBX.NA.9.BBB-	3.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	2,500	(294,271)	(276,290)	(17,981)
CMBX.NA.10.BBB-	3.00%	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	270	(29,072)	(24,174)	(4,898)
CMBX.NA.6.BBB-	3.00%	Credit Suisse International	5/11/63	BBB-	USD	2,440	(283,855)	(204,791)	(79,064)
Total							$3,230,172	$(3,283,237)	$6,513,409

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	7/03/17	BRL	242,405	$(294,422)	—	$(294,422)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	N/A	7/03/17	BRL	290,927	(339,551)	—	(339,551)
9.50%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	10/02/17	BRL	684,492	(19,052)	—	(19,052)
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	N/A	11/10/17	KRW	89,814,566	165,710	—	165,710
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	N/A	11/10/17	KRW	89,814,566	(116,331)	$(429)	(115,902)
4.30%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/07/17	MXN	195,818	151,395	88	151,307
9.62%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/18	BRL	669,564	(178,724)	—	(178,724)
9.63%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/18	BRL	669,532	(189,221)	(401)	(188,820)
9.99%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/18	BRL	523,801	(547,771)	—	(547,771)
8.98%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/18	BRL	169,230	79,668	—	79,668
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/18	BRL	523,819	(359,364)	—	(359,364)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	N/A	3/21/18	MXN	338,099	386,514	1,709	384,805
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	11/01/18	MXN	239,344	389,575	384	389,191
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	11/21/18	MXN	1,408,144	23,031	—	23,031
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/21/18	MXN	1,689,773	8,512	—	8,512
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	11/28/18	MXN	2,403,200	(104,732)	(3,131)	(101,601)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/28/18	MXN	1,363,292	(57,636)	—	(57,636)
6.92%[2]	28-day MXIBTIIE	UBS AG	N/A	11/28/18	MXN	2,030,153	(182,813)	(2,532)	(180,281)
6.94%[2]	28-day MXIBTIIE	BNP Paribas S.A.	N/A	11/29/18	MXN	3,818,847	(255,824)	(4,905)	(250,919)
4.77%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	12/05/18	MXN	132,651	231,891	162	231,729

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	109

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.70%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/06/18	MXN	132,651	$238,898	$153	$238,745
4.76%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	12/06/18	MXN	132,651	232,743	160	232,583
9.25%[2]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/19	BRL	454,648	428,202	—	428,202
9.28%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/19	BRL	431,600	448,119	—	448,119
1.64%[2]	3-month KRW Certificate of Deposit	HSBC Bank PLC	9/20/17[3]	9/20/19	KRW	68,917,190	(5,657)	(2,639)	(3,018)
1.29%[2]	3-month KRW Certificate of Deposit	Citibank N.A.	N/A	12/21/19	KRW	107,037,820	(782,644)	—	(782,644)
1.28%[2]	3-month KRW Certificate of Deposit	HSBC Bank PLC	N/A	12/21/19	KRW	107,037,820	(788,386)	—	(788,386)
9.48%[2]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/20	BRL	446,885	(243,616)	—	(243,616)
9.50%[2]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/20	BRL	446,664	(175,368)	—	(175,368)
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/20	BRL	314,294	322,216	—	322,216
1.70%[2]	3-month KRW Certificate of Deposit	Citibank N.A.	9/20/17[3]	9/20/20	KRW	30,352,541	(385)	—	(385)
1.70%[2]	3-month KRW Certificate of Deposit	Goldman Sachs International	9/20/17[3]	9/20/20	KRW	31,397,907	1,600	—	1,600
1.70%[2]	3-month KRW Certificate of Deposit	Goldman Sachs International	9/20/17[3]	9/20/20	KRW	30,659,133	1,562	—	1,562
10.31%[1]	1-day BZDIOVER	Goldman Sachs International	N/A	1/04/21	BRL	12,392	(50,628)	(1,191)	(49,437)
12.24%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/21	BRL	121,123	2,833,787	—	2,833,787
12.17%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/21	BRL	117,030	2,623,079	—	2,623,079
3.27%[1]	3-month LIBOR	Deutsche Bank AG	N/A	5/16/21	USD	5,230	(242,819)	52,273	(295,092)
3.92%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	4/26/22	CNY	217,380	254,181	—	254,181
3.94%[2]	7-day China Fixing Repo Rates	Deutsche Bank AG	N/A	5/31/22	CNY	75,775	100,432	(344)	100,776
3.92%[2]	7-day China Fixing Repo Rates	Deutsche Bank AG	N/A	5/31/22	CNY	75,775	90,219	(338)	90,557
3.78%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	6/02/22	CNY	146,224	31,412	—	31,412
3.81%[2]	7-day China Fixing Repo Rates	Goldman Sachs International	N/A	6/09/22	CNY	53,552	20,149	(135)	20,284
3.78%[2]	7-day China Fixing Repo Rates	Citibank N.A.	N/A	6/19/22	CNY	54,623	6,724	(83)	6,807
4.04%[2]	7-day China Fixing Repo Rates	Deutsche Bank AG	N/A	6/21/22	CNY	266,440	487,162	—	487,162
3.72%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	6/30/22	CNY	36,081	(10,338)	—	(10,338)
0.94%[1]	6-month PRIBOR	JPMorgan Chase Bank N.A.	12/20/17[3]	12/20/22	CZK	709,825	213,654	—	213,654
1.26%[2]	6-month BUBOR	Bank of America N.A.	12/20/17[3]	12/20/22	HUF	3,965,430	(53,676)	—	(53,676)
1.26%[2]	6-month BUBOR	JPMorgan Chase Bank N.A.	12/20/17[3]	12/20/22	HUF	3,912,135	(54,711)	—	(54,711)
12.47%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/23	BRL	50,767	1,893,959	—	1,893,959
12.27%[2]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/23	BRL	69,853	2,293,767	—	2,293,767
12.40%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/23	BRL	58,951	2,106,921	—	2,106,921

See Notes to Financial Statements.

110	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	7/17/25	MXN	301,428	$(761,468)	$(1,293)	$(760,175)
6.32%[2]	28-day MXIBTIIE	Goldman Sachs International	N/A	8/06/25	MXN	904,077	(2,325,403)	(3,832)	(2,321,571)
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	309,728	809,583	1,261	808,322
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	309,728	809,583	1,261	808,322
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	N/A	8/11/25	MXN	1,149,713	3,016,315	4,677	3,011,638
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/05/25	MXN	35,971	(104,027)	—	(104,027)
6.02%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	3/24/26	MXN	969,089	(3,839,551)	—	(3,839,551)
7.64%[1]	28-day MXIBTIIE	UBS AG	N/A	11/18/26	MXN	517,782	(980,552)	1,358	(981,910)
7.71%[1]	28-day MXIBTIIE	BNP Paribas S.A.	N/A	11/19/26	MXN	1,002,958	(2,176,640)	2,730	(2,179,370)
1.88%[1]	3-month KRW Certificate of Deposit	Citibank N.A.	N/A	3/15/27	KRW	34,578,705	49,186	—	49,186
1.91%[1]	3-month KRW Certificate of Deposit	Goldman Sachs International	N/A	3/15/27	KRW	17,289,350	(19,228)	—	(19,228)
1.90%[1]	3-month KRW Certificate of Deposit	HSBC Bank PLC	N/A	3/15/27	KRW	17,289,355	(7,500)	(1,776)	(5,724)
1.45%[1]	6-month PRIBOR	Citibank N.A.	9/20/17[3]	9/20/27	CZK	267,880	(147,435)	—	(147,435)
1.45%[1]	6-month PRIBOR	JPMorgan Chase Bank N.A.	9/20/17[3]	9/20/27	CZK	1,548,228	(852,105)	—	(852,105)
1.19%[1]	6-month PRIBOR	JPMorgan Chase Bank N.A.	9/20/17[3]	9/20/27	CZK	670,580	356,770	(319)	357,089
1.98%[1]	3-month KRW Certificate of Deposit	Citibank N.A.	9/20/17[3]	9/20/27	KRW	9,813,340	(44,556)	—	(44,556)
1.98%[1]	3-month KRW Certificate of Deposit	Goldman Sachs International	9/20/17[3]	9/20/27	KRW	10,151,319	(48,915)	—	(48,915)
1.99%[1]	3-month KRW Certificate of Deposit	Goldman Sachs International	9/20/17[3]	9/20/27	KRW	9,912,464	(49,734)	—	(49,734)
Total							$4,695,736	$42,868	$4,652,868

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

OTC Total Return Swaps

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
O’Reilly Automotive, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	8/31/17	USD	11,970	[2]	$283,106	—	$283,106
AutoZone, Inc.	1-month LIBOR minus 0.35%[1]	Citibank N.A.	9/15/17	USD	20,571	[2]	878,316	—	878,316
Financial Select Sector SPDR Fund	1-month LIBOR plus 0.40%[1]	Merrill Lynch International	9/15/17	USD	307,693	[2]	(105,270)	—	(105,270)
Financial Select Sector SPDR Fund	1-month LIBOR plus 0.40%[1]	Merrill Lynch International	9/15/17	USD	224,652	[2]	(76,860)	—	(76,860)
SPDR S&P Retail ETF	1-month LIBOR minus 0.65%[1]	Citibank N.A.	9/15/17	USD	85,000	[2]	(21,508)	—	(21,508)
SPDR S&P Retail ETF	1-month LIBOR minus 0.80%[1]	Citibank N.A.	9/15/17	USD	356,000	[2]	(808,553)	$(423,470)	(385,083)
SPDR S&P Retail ETF	1-month LIBOR minus 1.50%[1]	BNP Paribas S.A.	9/15/17	USD	178,195	[2]	(46,924)	—	(46,924)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	111

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SPDR S&P Retail ETF	1-month LIBOR minus 1.60%[1]	Merrill Lynch International	9/15/17	USD	178,115	[2]	$(47,909)	—	$(47,909)
SPDR S&P Retail ETF	1-month LIBOR minus 1.60%[1]	Merrill Lynch International	9/15/17	USD	143,064	[2]	(37,834)	—	(37,834)
iBoxx EUR Liquid High Yield Index	3-month EURIBOR[3]	Goldman Sachs International	9/20/17	EUR	12,730		4,836	$11,892	(7,056)
iShares JPMorgan USD Emerging
Market Bond Fund ETF	1-month LIBOR plus 0.25%[3]	Citibank N.A.	9/22/17	USD	680,000	[2]	(390,373)	—	(390,373)
Weatherford International PLC	3-month LIBOR minus 1.00%[1]	Merrill Lynch International	9/28/17	USD	255,759	[2]	(15,243)	—	(15,243)
Superior Energy Services, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	10/11/17	USD	98,349	[2]	3,349	—	3,349
Superior Energy Services, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	10/17/17	USD	98,353	[2]	84,532	—	84,532
iShares iBoxx $ High Yield Corp Bond ETF	1-month LIBOR minus 2.00%[1]	Merrill Lynch International	11/01/17	USD	12,500	[2]	1,740	—	1,740
iShares Russell 2000 ETF	1-month LIBOR minus 0.50%[1]	Citibank N.A.	12/02/17	USD	25,000	[2]	(25,445)	—	(25,445)
Aetna, Inc.	3-month LIBOR plus 0.20%[3]	Merrill Lynch International	12/15/17	USD	20,929	[2]	370,787	—	370,787
Centene Corp.	3-month LIBOR plus 0.20%[3]	Merrill Lynch International	12/15/17	USD	48,000	[2]	39,727	—	39,727
SPDR S&P Oil & Gas Exploration & Production ETF	1-month LIBOR minus 0.85%[1]	Merrill Lynch International	12/15/17	USD	924,892	[2]	1,544,330	—	1,544,330
iBoxx USD Liquid High Yield Index	3-month LIBOR[3]	Goldman Sachs International	12/20/17	USD	148,719		873,173	—	873,173
Ally Financial, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	1/24/18	USD	3,200	[2]	(1,531)	—	(1,531)
Valeant Pharmaceuticals International, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	2/28/18	USD	10,000	[2]	(50,513)	—	(50,513)
Freeport-McMoRan, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	3/02/18	USD	20,000	[2]	(14,267)	—	(14,267)
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR minus 0.85%[1]	BNP Paribas S.A.	3/07/18	USD	25,000	[2]	(4,956)	—	(4,956)
Transdigm Group, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	3/21/18	USD	1,750	[2]	(1,558)	—	(1,558)
Capital One Financial Corp.	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	4/10/18	USD	12,500	[2]	(883)	—	(883)
Freeport-McMoRan, Inc.	3-month LIBOR minus 0.30%[1]	BNP Paribas S.A.	4/12/18	USD	25,000	[2]	20,933	—	20,933
Capital One Financial Corp.	3-month LIBOR minus 0.30%[1]	BNP Paribas S.A.	4/28/18	USD	4,000	[2]	(11,049)	—	(11,049)
CBS Corp.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	5/03/18	USD	12,500	[2]	4,774	—	4,774
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR minus 0.78%[1]	Merrill Lynch International	5/04/18	USD	35,000	[2]	4,434	—	4,434
VanEck Vectors Semiconductor ETF	1-month LIBOR minus 0.85%[1]	Merrill Lynch International	5/05/18	USD	18,500	[2]	96,250	—	96,250
Freeport-McMoRan, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	5/09/18	USD	45,000	[2]	(15,229)	—	(15,229)
O’Reilly Automotive, Inc.	3-month LIBOR minus 0.20%[1]	Goldman Sachs International	5/10/18	USD	44,700	[2]	770,953	—	770,953
Freeport-McMoRan, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	5/17/18	USD	35,000	[2]	(20,262)	—	(20,262)
VanEck Vectors Semiconductor ETF	1-month LIBOR minus 0.80%[1]	BNP Paribas S.A.	5/17/18	USD	10,000	[2]	37,879	—	37,879

See Notes to Financial Statements.

112	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Verizon Communications, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	5/17/18	USD	17,500	[2]	$(1,527)	—	$(1,527)
iShares JPMorgan USD Emerging Market Bond Fund ETF	1-month LIBOR minus 0.10%[1]	BNP Paribas S.A.	5/18/18	USD	17,500	[2]	19,576	—	19,576
VanEck Vectors Semiconductor ETF	1-month LIBOR minus 0.75%[1]	Merrill Lynch International	6/14/18	USD	8,500	[2]	32,085	—	32,085
Western Digital Corp.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	6/15/18	USD	7,500	[2]	(17,925)	—	(17,925)
CBS Corp.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	6/20/18	USD	15,000	[2]	(47,524)	—	(47,524)
Dell Technologies, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	6/20/18	USD	6,500	[2]	6,965	—	6,965
iShares JPMorgan USD Emerging Market Bond Fund ETF	1-month LIBOR plus 0.05%[1]	BNP Paribas S.A.	6/21/18	USD	7,500	[2]	2,415	—	2,415
Valeant Pharmaceuticals International, Inc.	3-month LIBOR minus 0.30%[1]	Merrill Lynch International	6/21/18	USD	20,000	[2]	(77,404)	—	(77,404)
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.90%[4]	Bank of America N.A.	2/15/45	USD	30,035		(2,437,757)	—	(2,437,757)
Total							$801,856	$(411,578)	$1,213,434

[1]	The Fund pays the total return of the reference entity and receives the floating rate.

[2]	Contract amount shown.

[3]	The Fund receives the total return of the reference entity and pays the floating rate.

[4]	The Fund pays the fixed rate and receives the floating rate.

OTC Total Return Swaps1

Reference Entity	Counterparty	Expiration Date	Net Notional Amount		Unrealized Appreciation		Net Value of Reference Entities
Equity Securities Long/Short	Bank of America N.A.	11/19/18-1/18/19	USD	6,099,440	$216,846	[2]	$6,329,408

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-160 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:

EUR 1 Month

GBP 1 Week

USD 1 Month

[2]	Amount includes $(13,122) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America N.A., as of June 30, 2017, expiration dates 11/19/18-1/18/19:

	Shares	Value
Reference Entity — Long
Eurobank Ergasias SA	1,573,147	$1,758,975
Hellenic Telecommunications Organization SA	271,364	3,266,329
JPMorgan Chase & Co.	40,230	3,677,022
National Bank of Greece SA	4,183,646	1,592,059
Total Reference Entity — Long		10,294,385

	Shares	Value
Reference Entity — Short
Anglo American PLC	(221,746)	$(2,962,479)
Tullow Oil PLC	(509,966)	(1,002,498)
Total Reference Entity — Short		(3,964,977)
Net Value of Reference Entity — Bank of America N.A.		$6,329,408

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	113

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Transactions in Options Written for the Six Months Ended June 30, 2017

	Calls
		Notional (000)
	Number of Contracts	AUD	EUR	GBP	MXN	TRY	USD	Premiums Received
Outstanding options, beginning of period	47,676	—	720,810	—	—	—	4,118,024	$52,887,729
Options written	99,756,350	659,858	2,418,198	283,150	1,999,815	67,648	16,312,903	157,525,657
Options exercised	—	(76,225)	(316,846)	—	(1,999,815)	—	(1,067,053)	(16,846,085)
Options expired	(97,967)	(87,650)	(772,841)	(145,250)	—	—	(3,383,616)	(51,433,979)
Options closed	(221,827)	(58,643)	(296,814)	—	—	—	(5,920,081)	(61,724,563)

Outstanding options, end of period	99,484,232	437,340	1,752,507	137,900	—	67,648	10,060,177	$80,408,759

	Puts
		Notional (000)
	Number of Contracts	AUD	CAD	EUR	GBP	MXN	USD	Premiums Received
Outstanding options, beginning of period	102,752	—	—	2,608,089	—	—	10,729,949	$86,764,120
Options written	54,588,929	860,713	458,600	1,964,061	1,573,342	714,215	22,709,665	171,936,747
Options exercised	—	(76,190)	—	(38,990)	—	—	(3,654,011)	(17,429,931)
Options expired	(198,515)	(412,485)	(137,950)	(1,678,182)	(698,645)	(371,390)	(5,317,576)	(37,514,797)
Options closed	(336,866)	(115,778)	(198,650)	(927,173)	(183,772)	(342,825)	(17,132,980)	(122,419,469)

Outstanding options, end of period	54,156,300	256,260	122,000	1,927,805	690,925	—	7,335,047	$81,336,670

As of period end, the value of portfolio securities subject to covered call options written was $185,566,787.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	$1,950,735	—	$5,100,581	—	$51,031,959	—	$58,083,275
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$56,688,999	—	—	56,688,999
Interest rate caps	Interest rate caps premiums paid	—	—	—	—	2,532,232	—	2,532,232
Options purchased	Investments at value — unaffiliated[2]	—	$264,740	27,813,553	78,893,497	44,325,793	—	151,297,583
Swaps — OTC.	Unrealized appreciation on OTC swaps; Swap premiums paid	—	35,954,813	4,418,997	—	22,049,164	—	62,422,974
Swaps — centrally cleared	Net unrealized appreciation[1]	—	8,624,362	—	—	39,452,419	$787,791	48,864,572
Total		$1,950,735	$44,843,915	$37,333,131	$135,582,496	$159,391,567	$787,791	$379,889,635

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	$2,046,251	—	$9,686,794	—	$13,105,334	—	$24,838,379
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$126,621,538	—	—	126,621,538
Interest rate caps	Net unrealized depreciation	—	—	—	—	2,532,232	—	2,532,232
Options written	Options written at value	—	—	8,124,170	75,339,431	46,625,825	—	130,089,426
Swaps — OTC.	Unrealized depreciation on OTC swaps; Swap premiums received	—	$71,444,708	1,840,547	—	16,475,419	$2,437,757	92,198,431
Swaps — centrally cleared	Net unrealized depreciation[1]	—	152,758	—	—	33,620,005	—	33,772,763
Total		$2,046,251	$71,597,466	$19,651,511	$201,960,969	$112,358,815	$2,437,757	$410,052,769

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Financial Statements.

114	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$(3,880,987)	—	$(26,956,927)	—	$(211,788,581)	—	$(242,626,495)
Forward foreign currency exchange contracts	—	—	—	$(123,431,536)	—	—	(123,431,536)
Options purchased[1]	—	$(2,441,502)	(34,434,165)	(77,546,138)	13,774,748	—	(100,647,057)
Options written	—	821,160	17,543,322	72,571,522	4,270,787	—	95,206,791
Swaps	—	8,940,525	8,203,045	—	140,967,794	$149,282	158,260,646

Total	$(3,880,987)	$7,320,183	$(35,644,725)	$(128,406,152)	$(52,775,252)	$149,282	$(213,237,651)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(191,656)	—	$(10,255,513)	—	$51,702,646	—	$41,255,477
Forward foreign currency exchange contracts	—	—	—	$(157,777,372)	—	—	(157,777,372)
Interest rate caps	—	—	—	—	(2,532,232)	—	(2,532,232)
Options purchased[2]	—	$1,291,253	1,413,434	(12,004,116)	(142,893,737)	—	(152,193,166)
Options written	—	1,189,062	(13,394,956)	(172,729)	124,181,721	—	111,803,098
Swaps	—	(17,135,625)	2,495,709	—	(131,500,393)	$2,609,525	(143,530,784)

Total	$(191,656)	$(14,655,310)	$(19,741,326)	$(169,954,217)	$(101,041,995)	$2,609,525	$(302,974,979)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,467,981,028
Average notional value of contracts — short	$16,351,716,105
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$10,748,597,458
Average amounts sold — in USD	$3,865,356,656
Options:
Average value of option contracts purchased	$123,124,989
Average value of option contracts written	$67,157,539
Average notional value of swaption contracts purchased	$7,736,927,509
Average notional value of swaption contracts written	$15,165,450,925
Average value of interest rate caps purchased
Credit default swaps:
Average notional value — buy protection	$2,507,928,221
Average notional value — sell protection	$2,692,708,048
Interest rate swaps:
Average notional value — pays fixed rate	$15,077,760,853
Average notional value — receives fixed rate	$12,660,700,964
Total return swaps:
Average notional value	$7,161,629,861

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$27,777,141		$8,036,717
Forward foreign currency exchange contracts	56,688,999		126,621,538
Interest rate caps[1]	2,532,232		2,532,232
Options	151,297,583	[2]	130,089,426
Swaps — centrally cleared.	—		2,705,624
Swaps — OTC[3]	62,422,974		92,198,431

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$300,718,929		$362,183,968
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(59,127,262)		(20,444,535)

Total derivative assets and liabilities subject to an MNA	$241,591,667		$341,739,433

[1]	Includes unrealized appreciation (depreciation) and premiums paid on interest rate caps in the Consolidated Statement of Assets and Liabilities.

[2]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[3]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	115

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2,3]
Bank of America N.A	$10,703,232	$(10,703,232)	—	—	—
Barclays Bank PLC	23,166,116	(23,166,116)	—	—	—
BNP Paribas S.A	28,760,310	(15,985,117)	—	$(8,940,000)	$3,835,193
Citibank N.A	24,877,133	(24,877,133)	—	—	—
Commonwealth Bank of Australia	322,583	—	—	—	322,583
Credit Suisse International	2,641,707	(2,641,707)	—	—	—
Deutsche Bank AG	33,938,772	(33,938,772)	—	—	—
Goldman Sachs International	52,899,980	(52,899,980)	—	—	—
HSBC Bank PLC	13,971,018	(13,971,018)	—	—	—
J.P. Morgan Securities LLC	1,297,901	(1,297,901)	—	—	—
JPMorgan Chase Bank N.A	32,001,715	(32,001,715)	—	—	—
Merrill Lynch International	2,472,079	(530,856)	—	(90,000)	1,851,223
Morgan Stanley & Co. International PLC	10,217,808	(10,217,808)	—	—	—
Nomura International PLC	2,488	(2,488)	—	—	—
Royal Bank of Scotland PLC	2,229,801	(1,233,521)	—	—	996,280
Société Générale	370,654	(370,654)	—	—	—
Standard Chartered Bank	90,447	(90,447)	—	—	—
UBS AG	1,627,923	(1,627,923)	—	—	—

Total	$241,591,667	$(225,556,388)	—	$(9,030,000)	$7,005,279

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[3,5]
Bank of America N.A	$34,293,820	$(10,703,232)	—	—	$23,590,588
Bank of New York Mellon	31,953	—	—	—	31,953
Barclays Bank PLC	30,815,153	(23,166,116)	—	$(6,160,000)	1,489,037
BNP Paribas S.A	15,985,117	(15,985,117)	—	—	—
Citibank N.A	36,178,170	(24,877,133)	—	(11,301,037)	—
Credit Suisse International	3,939,255	(2,641,707)	—	(1,297,548)	—
Deutsche Bank AG	69,582,491	(33,938,772)	—	—	35,643,719
Goldman Sachs International	61,588,529	(52,899,980)	—	(8,560,000)	128,549
HSBC Bank PLC	17,974,740	(13,971,018)	—	—	4,003,722
HSBC Bank USA N.A	49,499	—	—	—	49,499
J.P. Morgan Securities LLC	1,506,235	(1,297,901)	—	—	208,334
JPMorgan Chase Bank N.A	39,991,875	(32,001,715)	$(1,495,141)	(870,000)	5,625,019
Merrill Lynch International	530,856	(530,856)	—	—	—
Morgan Stanley & Co. International PLC	20,590,545	(10,217,808)	—	(7,360,000)	3,012,737
Nomura International PLC	39,837	(2,488)	—	—	37,349
Royal Bank of Scotland PLC	1,233,521	(1,233,521)	—	—	—
Société Générale	636,583	(370,654)	—	(265,929)	—
Standard Chartered Bank	132,411	(90,447)	—	—	41,964
State Street Bank and Trust Co.	34,822	—	—	—	34,822
UBS AG	6,604,021	(1,627,923)	—	(1,720,000)	3,256,098

Total	$341,739,433	$(225,556,388)	$(1,495,141)	$(37,534,514)	$77,153,390

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

116	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,643,899,459	$521,734,673	$4,165,634,132
Common Stocks[1]	$254,429,412	24,627,907	930,309	279,987,628
Corporate Bonds[1]	—	8,949,521,686	1,049,905	8,950,571,591
Floating Rate Loan Interests[1]	—	649,266,628	160,138,671	809,405,299
Foreign Agency Obligations[1]	—	602,947,356	—	602,947,356
Foreign Government Obligations	—	3,099,087,988	—	3,099,087,988
Investment Companies	848,722,749	—	—	848,722,749
Non-Agency Mortgage-Backed Securities[1]	—	2,092,147,148	361,767,095	2,453,914,243
Preferred Securities[1]	—	1,283,207,569	624,934	1,283,832,503
Taxable Municipal Bonds	—	1,393,891,339	—	1,393,891,339
U.S. Government Sponsored Agency Securities	—	12,687,966,959	10,232,789	12,698,199,748
U.S. Treasury Obligations	—	4,996,778,827	—	4,996,778,827
Short-Term Securities:
Borrowed Bond Agreements	—	1,871,224,144	—	1,871,224,144
Foreign Agency Obligations[1]	—	90,790,870	—	90,790,870
Options Purchased:
Credit contracts	—	264,740	—	264,740
Equity contracts	27,144,722	668,831	—	27,813,553
Foreign currency exchange contracts	—	78,893,478	19	78,893,497
Interest rate contracts	4,205,399	40,120,364	30	44,325,793
Liabilities:
Investments:
Investments Sold Short[1]	—	(1,588,548)	—	(1,588,548)
TBA Sale Commitments[1]	—	(12,669,250,819)	—	(12,669,250,819)
Borrowed Bonds[1]	—	(1,865,729,842)	—	(1,865,729,842)

Total	$1,134,502,282	$26,968,736,084	$1,056,478,425	$29,159,716,791

[1] See above Consolidated Schedule of Investments for values in each country.

Derivative Financial Instruments[1]
Assets:
Commodity contracts	$1,950,735	—	—	$1,950,735
Credit contracts	—	$17,618,313	—	17,618,313
Equity contracts	5,100,581	4,418,997	—	9,519,578
Foreign currency exchange contracts	—	56,688,999	—	56,688,999
Interest rate contracts	51,031,959	61,423,475	—	112,455,434
Other contracts	—	787,791	—	787,791
Liabilities:
Commodity contracts	(2,046,251)	—	—	(2,046,251)
Credit contracts	—	(18,703,847)	—	(18,703,847)
Equity contracts	(17,810,964)	(1,417,077)	—	(19,228,041)
Foreign currency exchange contracts	—	(201,960,952)	$(17)	(201,960,969)
Interest rate contracts	(14,683,358)	(97,652,079)	(30)	(112,335,467)
Other contracts	—	(2,437,757)	—	(2,437,757)
Total	$23,542,702	$(181,234,137)	(47)	$(157,691,482)

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	117

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $5,050,502,726 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	U.S. Government Sponsored Agency Securities	Options Purchased	Total
Assets:
Opening Balance, as of
December 31, 2016	$669,367,383	$1,571,690	$1,425,851	$71,630,957	$311,179,654	$2,739,032	$989,814	—	$1,058,904,381
Transfers into Level 3	9,151,561	—	—	2,026,696	43,426,694	—	—	—	54,604,951
Transfers out of Level 3[1]	(443,314,843)	—	—	—	(17,386,665)	—	—	—	(460,701,508)
Other[2]	9,546,194	—	—	—	(9,546,194)	—	—	—	—
Accrued discounts/ premiums	942,734	—	—	177,823	1,879,255	—	(85)	—	2,999,727
Net realized gain (loss)	1,566,371	22,865	50,431	(5,661)	2,005,855	—	243,987	—	3,883,848
Net change in unrealized appreciation (depreciation)[3,4]	(297,027)	(3,077,063)	(4,877)	829,887	3,158,650	(2,114,098)	(466,295)	$49	(1,970,774)
Purchases	399,856,965	2,453,023	—	96,670,898	144,435,174	—	15,081,011	—	658,497,071

Sales	(125,084,665)	(40,206)	(421,500)	(11,191,929)	(117,385,328)	—	(5,615,643)	—	(259,739,271)

Closing Balance, as of June 30, 2017	$521,734,673	$930,309	$1,049,905	$160,138,671	$361,767,095	$624,934	$10,232,789	$49	$1,056,478,425
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[4]	$(372,845)	$(3,077,063)	$(4,877)	$804,498	$3,986,779	$(2,114,098)	$(51,007)	$49	$(828,564)

[1]

As of December 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

[4]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Foreign Currency Exchange Contracts		Interest Rate Contracts
	Assets	Liabilities	Assets	Liabilities
Opening Balance, as of December 31, 2016	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation/depreciation[1]	—	$(17)	—	$(30)
Purchases	—	—	—	—
Issues	—	—	—	—
Sales	—	—	—	—
Settlements	—	—	—	—
Closing Balance, as of June 30, 2017	—	$(17)	—	$(30)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

118	BLACKROCK FUNDS II	JUNE 30, 2017

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Assets
Investments at value — unaffiliated[2]	$98,800,670	$43,069,698,126
Investments at value — affiliated[3]	—	626,587,874
Cash	5,566,331	75,426,693
Cash pledged:
Collateral — OTC derivatives	—	42,260,000
Futures contracts	—	170,443,170
Centrally cleared swaps	3,071,000	154,164,080
Foreign currency at value[4]	849,659	298,958,929
Receivables:
Investments sold	4,499,098	1,152,968,051
Options written	—	9,956,966
Reverse repurchase agreements	—	2,140,000
Swaps	—	1,452,475
TBA sale commitments	—	12,715,132,282
Capital shares sold	94,628	92,395,632
Dividends — unaffiliated	—	483,379
Interest — unaffiliated	1,907,954	226,644,512
From the Manager	5,692	259,469
Principal paydowns	—	1,668,383
Variation margin on futures contracts	—	27,777,141
Variation margin on centrally cleared swaps	85,369	—
Interest rate caps premiums paid	—	2,532,232
Swap premiums paid	1,924,410	27,038,970
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,336,870	56,688,999
OTC swaps	68,629	35,384,004
Prepaid expenses	38,924	736,471

Total assets	121,249,234	58,790,797,838

Liabilities
Investments sold short at value[5]	—	1,588,548
Cash received:
Collateral — OTC derivatives	800,000	22,510,000
Collateral — Borrowed Bonds	—	13,101,000
Collateral — TBA commitments	—	14,700,000
Borrowed bonds at value[6]	—	1,865,729,842
Options written at value[7]	333,871	130,089,426
TBA sale commitments at value[8]	—	12,669,250,819
Reverse repurchase agreements	—	5,050,502,726
Payables:
Investments purchased	1,066,638	9,579,104,694
Swaps	—	1,518,650
Capital shares redeemed	73,236	87,868,661
Deferred foreign capital gain tax	—	1,289,414
Income dividends	207,514	14,666,715
Interest expense	—	5,721,006
Investment advisory fees	28,060	10,916,506
Officer’s and Trustees’ fees	3,621	99,333
Options written	—	4,927,545
Other accrued expenses	175,650	7,126,950
Other affiliates	4,064	1,699,294
Service and distribution fees	6,720	1,130,065
Variation margin on futures contracts	—	8,036,717
Variation margin on centrally cleared swaps	—	2,705,624
Swap premiums received	—	53,340,437
Unrealized depreciation on:
Forward foreign currency exchange contracts	4,509,353	126,621,538
OTC swaps	560,182	38,857,994
Interest rate caps	—	2,532,232

Total liabilities	7,768,909	29,715,635,736

Net Assets	$113,480,325	$29,075,162,102

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	119

Statements of Assets and Liabilities (concluded)

June 30, 2017 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Net Assets Consist of
Paid-in capital	$123,000,227	$29,766,485,021
Undistributed (distributions in excess of) net investment income	1,545,033	(123,145,461)
Accumulated net realized loss	(14,039,496)	(763,329,841)
Net unrealized appreciation (depreciation)	2,974,561	195,152,383

Net Assets	$113,480,325	$29,075,162,102

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$96,025,552	$42,939,813,696
[3] Investments at cost — affiliated	—	$608,056,495
[4] Foreign currency at cost	$841,276	$297,172,890
[5] Proceeds from investments sold short	—	$1,587,246
[6] Proceeds received from borrowed bonds	—	$1,856,894,756
[7] Premiums received	$491,528	$161,745,429
[8] Proceeds from TBA sale commitments	—	$12,715,132,282

Net Asset Value
Institutional
Net assets	$37,921,761	$21,316,235,826

Shares outstanding[9]	4,032,330	2,150,475,676

Net asset value	$9.40	$9.91

Investor A
Net assets	$15,011,262	$2,357,575,483

Shares outstanding[9]	1,598,723	237,861,831

Net asset value	$9.39	$9.91

Investor C
Net assets	$4,237,368	$724,877,405

Shares outstanding[9]	451,154	73,198,178

Net asset value	$9.39	$9.90

Class K
Net assets	$56,309,934	$4,676,473,388

Shares outstanding[9]	5,991,502	471,469,065

Net asset value	$9.40	$9.92

[9] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

120	BLACKROCK FUNDS II	JUNE 30, 2017

Statements of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Investment Income
Interest — unaffiliated	$3,661,443	$545,599,921
Dividends — affiliated	770	9,273,442
Dividends — unaffiliated	—	6,231,226
Foreign taxes withheld	(3,544)	(318,782)

Total investment income	3,658,669	560,785,807

Expenses
Investment advisory	308,685	62,830,352
Professional	60,953	334,285
Service and distribution — class specific	42,420	7,849,259
Printing	35,306	231,645
Custodian	55,937	1,413,152
Registration	36,917	316,955
Transfer agent — class specific	32,485	11,274,867
Administration	21,865	4,384,980
Administration — class specific	10,281	2,753,737
Offering	—	5,017
Officer and Trustees	10,418	210,401
Accounting services	15,464	865,437
Miscellaneous	11,211	640,133
Recoupment of past waived fees — class specific	66	321,725

Total expenses excluding interest expense	642,008	93,431,945
Interest expense — unaffiliated[2]	—	23,071,515

Total expenses	642,008	116,503,460
Less:
Administration fees waived	(1,590)	—
Administration fees waived — class specific	(10,181)	(336,274)
Transfer agent fees waived and/or reimbursed — class specific	(18,927)	(791,622)
Fees waived by the Manager	(176,212)	(1,213,252)
Expenses reimbursed by the Manager	(3,733)	—

Total expenses after fees waived and/or reimbursed	431,365	114,162,312

Net investment income	3,227,304	446,623,495

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	324,216 [3]	(31,424,322)[4]
Investments — affiliated	—	5,472,331
Borrowed bonds	—	(4,126,510)
Foreign currency transactions	(211,402)	11,907,880
Forward foreign currency exchange contracts	(223,147)	(123,431,536)
Futures contracts	(358,583)	(242,626,495)
Options written	450,163	95,206,791
Payment from affiliate	—	9,226
Swaps	(4,571,587)	158,260,646

	(4,590,340)	(130,751,989)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	410,392	504,082,264 [5]
Investments — affiliated	—	7,157,471
Borrowed bonds	—	(14,708,825)
Foreign currency translations	26,319	5,643,832
Forward foreign currency exchange contracts	(410,628)	(157,777,372)
Futures contracts	—	41,255,477
Interest rate caps	—	(2,532,232)
Options written	157,657	111,803,098
Short sales	—	(1,302)
Swaps	835,175	(143,530,784)

	1,018,915	351,391,627

Net realized and unrealized gain (loss)	(3,571,425)	220,639,638

Net Increase (Decrease) in Net Assets Resulting from Operations	$(344,121)	$667,263,133

[1]	Consolidated Statement of Operations.

[2]	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

[3]	Net of $4,581 foreign capital gain tax.

[4]	Net of $386,486 foreign capital gain tax.

[5]	Net of $236,580 foreign capital gain tax.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	121

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio[1]
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$3,227,304	$3,258,454	$446,623,495	$750,728,783
Net realized gain (loss)	(4,590,340)	352,904	(130,751,989)	(409,176,212)
Net change in unrealized appreciation (depreciation)	1,018,915	2,800,641	351,391,627	624,028,188

Net increase (decrease) in net assets resulting from operations	(344,121)	6,411,999	667,263,133	965,580,759

Distributions to Shareholders[2]
From net investment income:
Institutional	(683,956)	(999,567)	(323,813,919)	(503,405,458)
Investor A	(292,798)	(583,014)	(44,433,838)	(107,818,954)
Investor C	(75,259)	(195,068)	(8,950,372)	(15,831,177)
Class K	(1,028,333)	(560,108)	(68,262,334)	(64,071,232)
Return of capital:
Institutional	—	—	—	(94,532,515)
Investor A	—	—	—	(20,246,894)
Investor C	—	—	—	(2,972,874)
Class K	—	—	—	(12,031,682)

Decrease in net assets resulting from distributions to shareholders	(2,080,346)	(2,337,757)	(445,460,463)	(820,910,786)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	60,516,861	(1,284,297)	1,954,678,604	(4,170,813,057)

Net Assets
Total increase (decrease) in net assets	58,092,394	2,789,945	2,176,481,274	(4,026,143,084)
Beginning of period	55,387,931	52,597,986	26,898,680,828	30,924,823,912

End of period	$113,480,325	$55,387,931	$29,075,162,102	$26,898,680,828

Undistributed (distributions in excess of) net investment income, end of period	$1,545,033	$398,075	$(123,145,461)	$(124,308,493)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

122	BLACKROCK FUNDS II	JUNE 30, 2017

Financial Highlights	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Institutional
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.51	$8.79	$8.73	$9.14	$10.54	$10.32

Net investment income[1]	0.30	0.58	0.43	0.51	0.45	0.43
Net realized and unrealized gain (loss)	(0.21)	0.56	(0.10)	(0.50)	(1.41)	1.58

Net increase (decrease) from investment operations	0.09	1.14	0.33	0.01	(0.96)	2.01

Distributions:[2]
From net investment income	(0.20)	(0.42)	(0.27)	—	(0.07)	(0.59)
From net realized gain	—	—	—	—	(0.00)[3]	(1.20)
From return of capital	—	—	—	(0.42)	(0.37)	—

Total distributions	(0.20)	(0.42)	(0.27)	(0.42)	(0.44)	(1.79)

Net asset value, end of period	$9.40	$9.51	$8.79	$8.73	$9.14	$10.54

Total Return[4]
Based on net asset value	0.91%[5]	13.27%	3.80%	0.09%	(9.30)%	20.10%

Ratios to Average Net Assets
Total expenses[6,7]	1.20%[8]	1.48%	1.50%	1.30%	1.07%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly[7]	0.78%[8]	0.91%	0.97%	0.98%	0.92%	0.98%

Net investment income[7]	6.34%[8]	6.34%	4.86%	5.79%	4.55%	3.92%

Supplemental Data
Net assets, end of period (000)	$4,032	$24,097	$19,339	$24,177	$64,636	$15,203

Portfolio turnover rate	130%	276%	421%	449%	214%	193%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Expense ratios	1.20%	1.48%	1.48%	1.29%	1.07%	1.18%

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Investments in underlying funds	—	0.01%	0.02%	0.01%	0.02%	—

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	123

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor A
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.50	$8.78	$8.72	$9.13	$10.53	$10.31

Net investment income[1]	0.29	0.55	0.40	0.48	0.40	0.40
Net realized and unrealized gain (loss)	(0.21)	0.56	(0.10)	(0.49)	(1.39)	1.58

Net increase (decrease) from investment operations	0.08	1.11	0.30	(0.01)	(0.99)	1.98

Distributions:[2]
From net investment income	(0.19)	(0.39)	(0.24)	—	(0.08)	(0.56)
From net realized gain	—	—	—	—	(0.00)[3]	(1.20)
From return of capital	—	—	—	(0.40)	(0.33)	—

Total distributions	(0.19)	(0.39)	(0.24)	(0.40)	(0.41)	(1.76)

Net asset value, end of period	$9.39	$9.50	$8.78	$8.72	$9.13	$10.53

Total Return[4]
Based on net asset value	0.78%[5]	12.96%	3.51%	(0.14)%	(9.59)%	19.78%

Ratios to Average Net Assets
Total expenses[6,7]	1.53%[8]	1.79%	1.81%	1.65%	1.46%	1.48%

Total expenses after fees waived, reimbursed and paid indirectly[7]	1.03%[8]	1.20%	1.25%	1.25%	1.25%	1.25%

Net investment income[7]	6.20%[8]	6.05%	4.60%	5.42%	4.00%	3.66%

Supplemental Data
Net assets, end of period (000)	$15,011	$15,293	$14,110	$12,063	$19,582	$26,999

Portfolio turnover rate	130%	276%	421%	449%	214%	193%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Expense ratios	N/A	1.79%	1.81%	1.59%	1.43%	1.48%

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Investments in underlying funds	—	0.01%	0.02%	0.01%	0.02%	—

[8]	Annualized.

See Notes to Financial Statements.

124	BLACKROCK FUNDS II	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor C
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.50	$8.78	$8.73	$9.14	$10.53	$10.31

Net investment income[1]	0.26	0.48	0.34	0.41	0.33	0.33
Net realized and unrealized gain (loss)	(0.22)	0.56	(0.11)	(0.50)	(1.39)	1.57

Net increase (decrease) from investment operations	0.04	1.04	0.23	(0.09)	(1.06)	1.90

Distributions:[2]
From net investment income	(0.15)	(0.32)	(0.18)	—	(0.06)	(0.48)
From net realized gain	—	—	—	—	(0.00)[3]	(1.20)
From return of capital	—	—	—	(0.32)	(0.27)	—

Total distributions	(0.15)	(0.32)	(0.18)	(0.32)	(0.33)	(1.68)

Net asset value, end of period	$9.39	$9.50	$8.78	$8.73	$9.14	$10.53

Total Return[4]
Based on net asset value	0.41%[5]	12.12%	2.65%	(0.93)%	(10.19)%	18.89%

Ratios to Average Net Assets
Total expenses[6]	2.38%[7,8]	2.63%[8]	2.64%[8]	2.45%[8]	2.23%[8]	2.27%

Total expenses after fees waived, reimbursed and paid indirectly[6]	1.78%[7]	1.96%	2.00%	2.00%	2.00%	2.00%

Net investment income[6]	5.46%[7]	5.30%	3.85%	4.63%	3.32%	2.96%

Supplemental Data
Net assets, end of period (000)	$4,237	$4,892	$6,060	$7,358	$9,600	$13,200

Portfolio turnover rate	130%	276%	421%	449%	214%	193%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Investments in underlying funds	—	0.01%	0.02%	0.01%	0.02%	—

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	125

Financial Highlights (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Class K
	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.51	$8.79	$8.73	$9.14	$10.54	$10.32

Net investment income[1]	0.30	0.58	0.44	0.50	0.43	0.45
Net realized and unrealized gain (loss)	(0.21)	0.56	(0.10)	(0.48)	(1.38)	1.57

Net increase (decrease) from investment operations	0.09	1.14	0.34	0.02	(0.95)	2.02

Distributions:[2]
From net investment income	(0.20)	(0.42)	(0.28)	—	(0.10)	(0.60)
From net realized gain	—	—	—	—	(0.00)[3]	(1.20)
From return of capital	—	—	—	(0.43)	(0.35)	—

Total distributions	(0.20)	(0.42)	(0.28)	(0.43)	(0.45)	(1.80)

Net asset value, end of period	$9.40	$9.51	$8.79	$8.73	$9.14	$10.54

Total Return[4]
Based on net asset value	0.93%[5]	13.37%	3.91%	0.20%	(9.23)%	20.25%

Ratios to Average Net Assets
Total expenses[6,7]	1.09%[8]	1.39%	1.37%	1.23%	0.96%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.73%[8]	0.83%	0.85%	0.85%	0.85%	0.85%

Net investment income[6]	6.33%[8]	6.44%	4.99%	5.57%	4.22%	4.12%

Supplemental Data
Net assets, end of period (000)	$56,310	$11,106	$13,088	$19,803	$11,165	$33,552

Portfolio turnover rate	130%	276%	421%	449%	214%	193%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Investments in underlying funds	—	0.01%	0.02%	0.01%	0.02%	—

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[8]	Annualized.

See Notes to Financial Statements.

126	BLACKROCK FUNDS II	JUNE 30, 2017

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional
	Six Months Ended June 30, 2017		Year Ended December 31,[1]
	(Unaudited)[1]		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.83		$9.77	$10.11	$10.17	$10.10	$9.51

Net investment income[2]	0.16		0.26	0.21	0.24	0.27	0.36
Net realized and unrealized gain (loss)	0.08		0.09	(0.24)	0.15	0.07	0.57

Net increase (decrease) from investment operations	0.24		0.35	(0.03)	0.39	0.34	0.93

Distributions:[3]
From net investment income	(0.16)		(0.25)	(0.29)	(0.41)	(0.25)	(0.32)
From net realized gain	—		—	(0.02)	(0.04)	(0.02)	—
From return of capital	—		(0.04)	—	—	—	(0.02)

Total distributions	(0.16)		(0.29)	(0.31)	(0.45)	(0.27)	(0.34)

Net asset value, end of period	$9.91		$9.83	$9.77	$10.11	$10.17	$10.10

Total Return[4]
Based on net asset value	2.46%[5]		3.61%	(0.30)%	3.79%	3.38%	9.91%

Ratios to Average Net Assets[6]
Total expenses	0.79	%7,[8]	0.74%[8]	0.77%[8]	0.78%[8]	0.89%[8]	0.89%

Total expenses after fees waived, reimbursed and paid indirectly	0.78%[7]		0.73%	0.75%	0.77%	0.87%	0.84%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.61%[7]		0.60%	0.59%	0.60%	0.65%	0.65%

Net investment income	3.31%[7]		2.66%	2.09%	2.34%	2.62%	3.62%

Supplemental Data
Net assets, end of period (000)	$21,316,236		$17,994,587	$24,173,415	$20,070,188	$7,294,601	$2,180,663

Portfolio turnover rate[9]	663%		1,541%	1,856%	1,396%	1,413%	807%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Investments in underlying funds	0.01%	0.02%	0.03%	0.02%	0.03%	0.04%

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Expense ratios	0.78%	0.73%	0.77%	0.77%	0.88%	N/A

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding mortgage dollar roll transactions)	475%	1,098%	1,242%	1,067%	894%	461%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,778%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	1,105%

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	127

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Investor A
	Six Months Ended June 30, 2017	Year Ended December 31,[1]
	(Unaudited)[1]	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.83	$9.77	$10.11	$10.17	$10.10	$9.51

Net investment income[2]	0.14	0.23	0.18	0.22	0.24	0.33
Net realized and unrealized gain (loss)	0.09	0.09	(0.24)	0.14	0.07	0.58

Net increase (decrease) from investment operations	0.23	0.32	(0.06)	0.36	0.31	0.91

Distributions:[3]
From net investment income	(0.15)	(0.22)	(0.26)	(0.38)	(0.22)	(0.30)
From net realized gain	—	—	(0.02)	(0.04)	(0.02)	—
From return of capital	—	(0.04)	—	—	—	(0.02)

Total distributions	(0.15)	(0.26)	(0.28)	(0.42)	(0.24)	(0.32)

Net asset value, end of period	$9.91	$9.83	$9.77	$10.11	$10.17	$10.10

Total Return[4]
Based on net asset value	2.32%[5]	3.30%	(0.60)%	3.48%	3.12%	9.64%

Ratios to Average Net Assets[6]
Total expenses	1.15%[7]	1.07%	1.12%[8]	1.09%[8]	1.15%[8]	1.15%

Total expenses after fees waived, reimbursed and paid indirectly	1.07%[7]	1.03%	1.06%	1.06%	1.12%	1.09%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[7]	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	2.88%[7]	2.38%	1.77%	2.10%	2.39%	3.38%

Supplemental Data
Net assets, end of period (000)	$2,357,575	$4,380,500	$5,632,067	$4,047,716	$3,186,806	$1,077,279

Portfolio turnover rate[9]	663%	1,541%	1,856%	1,396%	1,413%	807%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Investments in underlying funds	0.01%	0.02%	0.03%	0.02%	0.03%	0.04%

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Expense ratios	N/A	N/A	1.10%	1.08%	1.15%	N/A

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding mortgage dollar roll transactions)	475%	1,098%	1,242%	1,067%	894%	461%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,778%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	1,105%

See Notes to Financial Statements.

128	BLACKROCK FUNDS II	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Six Months Ended June 30, 2017	Year Ended December 31,[1]
	(Unaudited)[1]	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.82	$9.76	$10.10	$10.16	$10.09	$9.50

Net investment income[2]	0.11	0.16	0.10	0.14	0.17	0.26
Net realized and unrealized gain (loss)	0.08	0.08	(0.24)	0.14	0.06	0.57

Net increase (decrease) from investment operations	0.19	0.24	(0.14)	0.28	0.23	0.83

Distributions:[3]
From net investment income	(0.11)	(0.15)	(0.18)	(0.30)	(0.15)	(0.22)
From net realized gain	—	—	(0.02)	(0.04)	(0.01)	—
From return of capital	—	(0.03)	—	—	—	(0.02)

Total distributions	(0.11)	(0.18)	(0.20)	(0.34)	(0.16)	(0.24)

Net asset value, end of period	$9.90	$9.82	$9.76	$10.10	$10.16	$10.09

Total Return[4]
Based on net asset value	1.94%[5]	2.53%	(1.34)%	2.70%	2.34%	8.84%

Ratios to Average Net Assets[6]
Total expenses	1.83%[7,8]	1.79%[8]	1.83%[8]	1.83%[8]	1.93%[8]	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	1.82%[7]	1.78%	1.81%	1.81%	1.87%	1.84%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.65%[7]	1.65%	1.65%	1.65%	1.65%	1.65%

Net investment income	2.23%[7]	1.63%	1.03%	1.33%	1.73%	2.66%

Supplemental Data
Net assets, end of period (000)	$724,877	$872,501	$1,119,341	$1,085,448	$797,540	$478,775

Portfolio turnover rate[9]	663%	1,541%	1,856%	1,396%	1,413%	807%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Investments in underlying funds	0.01%	0.02%	0.03%	0.02%	0.03%	0.04%

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Expense ratios	1.83%	1.78%	1.81%	1.83%	1.93%	N/A

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding mortgage dollar roll transactions)	475%	1,098%	1,242%	1,067%	894%	461%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,778%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	1,105%

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	129

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Class K
	Six Months Ended June 30, 2017[2] (Unaudited)	Period March 28, 2016[1] to December 31, 2016[2]

Per Share Operating Performance
Net asset value, beginning of period	$9.84	$9.65

Net investment income[3]	0.17	0.22
Net realized and unrealized gain	0.08	0.21

Net increase from investment operations	0.25	0.43

Distributions:[4]
From net investment income	(0.17)	(0.20)
From return of capital	—	(0.04)

Total distributions	(0.17)	(0.24)

Net asset value, end of period	$9.92	$9.84

Total Return[5]
Based on net asset value	2.51%[6]	4.47%[6]

Ratios to Average Net Assets[7,8]
Total expenses	0.71%	0.69%

Total expenses after fees waived, reimbursed and paid indirectly	0.70%	0.68%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.53%	0.53%

Net investment income	3.40%	2.93%

Supplemental Data
Net assets, end of period (000)	$4,676,473	$3,651,094

Portfolio turnover rate[9]	663%	1,541%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Period March 28, 2016[1] to December 31, 2016

Investments in underlying funds	0.01%	0.02%

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Period March 28, 2016[1] to December 31, 2016

Portfolio turnover rate (excluding mortgage dollar roll transactions)	475%	1,098%

See Notes to Financial Statements.

130	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Emerging Markets Flexible Dynamic Bond	Non-diversified
BlackRock Strategic Income Opportunities Portfolio	Strategic Income Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

1Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary” or “Cayman Strategic Income Portfolio”), which is a wholly-owned subsidiary of Strategic Income Opportunities and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Strategic Income Opportunities to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Strategic Income Opportunities may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and Consolidated financial statements of Strategic Income Opportunities include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Strategic Income Opportunities, except that the Subsidiary may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

Cayman Strategic Income Portfolio
Consolidated Statement of Assets and Liabilities
Total assets	$ 20,238,432
Total liabilities	—

Net assets	$ 20,238,432

Consolidated Statement of Operations
Net realized gain (loss) from:
Investments - unaffiliated	$(11,249,990)
Futures contracts	(3,880,987)
Foreign currency transactions	220
Options written	13,525,367

(1,605,390)

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated	10,451,832
Futures contracts	(191,656)
Options written	(13,225,009)

(2,964,833)

Net decrease in net assets resulting from operations	$ (4,570,223)

BLACKROCK FUNDS II	JUNE 30, 2017	131

Notes to Financial Statements (continued)

Cayman Strategic Income Portfolio

Consolidated Statement of Changes in Net Assets

Net realized loss	$(1,605,390)
Net change in unrealized appreciation (depreciation)	(2,964,833)

Net decrease in net assets resulting from operations	$(4,570,223)
Net increase in net assets derived from capital share transactions	4,041,913

Net decrease in net assets	$ (528,310)

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps or short sales), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Strategic Income Opportunities’ ordinary income and/or capital gains for that year.

132	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

TempFund Investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost

BLACKROCK FUNDS II	JUNE 30, 2017	133

Notes to Financial Statements (continued)

method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

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Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market– corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise

136	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

BLACKROCK FUNDS II	JUNE 30, 2017	137

Notes to Financial Statements (continued)

As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate interests, Strategic Income Opportunities may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, Strategic Income Opportunities earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Strategic Income Opportunities had no unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the

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Notes to Financial Statements (continued)

transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a Fund.

For the six months ended June 30, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Strategic Income Opportunities were $1,610,098,716 and 0.58%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With borrowed bond agreements and reverse repurchase transactions, typically a Fund and the counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Strategic Income Opportunities’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount Before Collateral	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[3]	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/from Counterparty[4]

Amherst Pierpont Securities LLC	—	$(99,958,423)	—	$(99,958,423)	$(3,000)	$ 99,571,696	$99,568,696	$ (389,727)
Barclays Bank PLC	$49,169,135	—	$ (47,186,557)	1,982,578	—	—	—	1,982,578 [5]
Barclays Capital, Inc.	932,450,001	(1,221,048,100)	(932,023,161)	(1,220,621,260)	—	1,220,621,260	1,220,621,260	—
BNP Paribas Securities Corp.	49,837,088	(228,696,273)	(50,705,301)	(229,564,486)	—	229,307,358	229,307,358	(257,128)
Citigroup Global Markets Limited	720,753	—	(706,581)	14,172	—	—	—	14,172
Citigroup Global Markets, Inc.	297,248,963	(162,395,430)	(298,481,758)	(163,628,225)	—	163,628,225	163,628,225	—
Credit Suisse Securities (USA) LLC	3,121,200	—	(3,128,602)	(7,402)	—	—	—	(7,402)
Deutsche Bank AG	36,037,580	—	(35,698,049)	339,531	—	—	—	339,531
Deutsche Bank Securities, Inc.	200,250,000	(204,531,811)	(199,866,339)	(204,148,150)	—	203,046,605	203,046,605	(1,101,545)
HSBC Securities (USA), Inc.	200,000,000	(1,193,081,890)	(199,866,339)	(1,192,948,229)	—	1,192,948,229	1,192,948,229	—
J.P. Morgan Securities PLC	12,265,054	—	(12,058,590)	206,464	—	—	—	206,464
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(1,055,524,804)	—	(1,055,524,804)	—	1,053,309,074	1,053,309,074	(2,215,730)
Nomura Securities International, Inc.	—	(299,199,611)	—	(299,199,611)	(13,098,000)	312,297,611	299,199,611	—
RBC Capital Markets, LLC	90,124,370	(584,729,206)	(91,874,453)	(586,479,289)	—	586,479,289	586,479,289	—
RBC Europe Ltd.	—	(1,337,178)	—	(1,337,178)	—	1,337,178	1,337,178	—

Total	$1,871,224,144	$(5,050,502,726)	$(1,871,595,730)	$(5,050,874,312)	$(13,101,000)	$5,062,546,525	$5,049,445,525	$(1,428,787)

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
[2]	Includes accrued interest on borrowed bonds in the amount of $5,865,888, which is included in interest expense payable in the Statements of Assets and Liabilities.
[3]

Net collateral with a value including accrued interest of $5,119,706,872 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
[5]	Borrowed bond agreements with a value of $1,588,548, have been purchased and are pending settlement as of June 30, 2017.

When a Fund enters into an MRA and an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a

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Notes to Financial Statements (continued)

net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a Fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a Fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, is limited to the price at which a Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by a Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of a Fund and any additional required collateral is delivered to a Fund, or excess collateral returned by a Fund, on the next business day. During the term of the loan, a Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in a Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by a Fund under an MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, a Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. A Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

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Notes to Financial Statements (continued)

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

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Notes to Financial Statements (continued)

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

•	Structured options — Certain Funds invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

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Notes to Financial Statements (continued)

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Total return basket swaps — Total return swaps are entered into to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty and its hedge. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds entered into forward interest rate swaps and forward total return swaps. In a forward swap, a Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Interest rate caps — Interest rate caps are entered into to gain exposure to interest rates (interest rate risk and/or other risks). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

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Notes to Financial Statements (continued)

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Funds enter into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Fund to offset a net amount payable with amounts due to the Funds upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Funds from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Funds by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Emerging Markets Flexible Dynamic Bond pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion - $2 Billion	0.550%
$2 Billion - $3 Billion	0.525%
Greater than $3 Billion	0.500%

For such services, Strategic Income Opportunities pays the Manager a monthly fee, based on the average daily net assets that are attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including ETFs advised by the Manager or other investment advisers,

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Notes to Financial Statements (continued)

other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
$3 Billion - $35 Billion	0.450%
Greater than $35 Billion	0.430%
For Strategic Income Opportunities, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singa-pore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fee	Service Fee
Investor A	N/A	0.25%
Investor C	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended June 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$18,666	$23,754	$42,420
Strategic Income Opportunities	$3,831,404	$4,017,855	$7,849,259

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

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Notes to Financial Statements (continued)

For the six months ended June 30, 2017, the Funds paid the following to the Manager in return for these services, which are included in administration — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 3,307	$ 1,493	$ 475	$ 5,006	$ 10,281
Strategic Income Opportunities	$1,963,998	$306,512	$80,357	$402,870	$2,753,737

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Strategic Income Opportunities	$911,052	$58	$3	$911,113

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended June 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 83	$ 283	$ 186	$17	$ 569
Strategic Income Opportunities	$20,192	$13,557	$4,460	—	$38,209

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 15,443	$ 11,167	$ 5,730	$ 145	$ 32,485
Strategic Income Opportunities	$7,869,109	$2,902,443	$500,352	$2,963	$11,274,867

Other Fees: For the six months ended June 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond	$1,638
Strategic Income Opportunities	$21,711

For the six months ended June 30, 2017, affiliates received CDSCs as follows:

	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	$ 548	$ 836
Strategic Income Opportunities	$32,938	$33,436

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amounts waived were as follows:

Emerging Markets Flexible Dynamic Bond	$ 215
Strategic Income Opportunities	$88,132

With respect to Emerging Markets Flexible Dynamic Bond, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. With respect to Strategic Income Opportunities, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective April 28, 2017, these waivers became contractual through April 30, 2018. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2017, Strategic Income Opportunities waived $1,125,120 in investment advisory fees pursuant to these arrangements.

146	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	0.78%	1.03%	1.78%	0.73%
Strategic Income Opportunities	0.65%	0.90%	1.65%	N/A

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2017, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$3,277	$ 1,493	$ 475	$4,936	$ 10,181
Strategic Income Opportunities	—	$306,505	$29,769	—	$336,274

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$6,797	$ 7,432	$ 4,587	$ 111	$ 18,927
Strategic Income Opportunities	—	$791,622	—	—	$791,622

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2018, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended June 30, 2017, the amounts waived were as follows:

Emerging Markets Flexible Dynamic Bond	$175,997

In addition, Emerging Markets Flexible Dynamic Bond had a waiver of administration fees, which are included in Administration fees waived in the Statements of Operations. For the six months ended June 30, 2017, the amount waived was $1,590.

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•  Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•  The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the six months ended June 30, 2017, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 66	—	—	—	$ 66
Strategic Income Opportunities	$320,283	—	$1,442	—	$321,725

BLACKROCK FUNDS II	JUNE 30, 2017	147

Notes to Financial Statements (continued)

On June 30, 2017, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2017	2018	2019
Emerging Markets Flexible Dynamic Bond
Fund Level	$263,120	$284,620	$181,320
Institutional	$1,045	$6,613	$10,074
Investor A	$5,333	$6,718	$8,925
Investor C	$8,518	$6,931	$5,062
Class K	$4,405	$2,566	$5,047
Strategic Income Opportunities
Investor A	$2,877,562	$1,563,682	$1,098,127
Investor C	$140,395	$18,261	$29,769

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment expenses) and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: During the six months ended June 30, 2017, Strategic Income Opportunities received reimbursements of $9,226 from an affiliate, which are included in payment from affiliates in the Statements of Operations, relating to operating errors.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

148	BLACKROCK FUNDS II	JUNE 30, 2017

	Purchases	Sales	Realized Gain (Loss)
Emerging Markets Flexible Dynamic Bond	$1,175,358	—	—
Strategic Income Opportunities	$21,225,609	$21,555,048	$293,298

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$122,224,608	$149,139,439,507
U.S. Government Securities	34,230,960	29,426,752,076
Total Purchases	$156,455,568	$178,566,191,583

Sales
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$82,015,795	$160,289,078,891
U.S. Government Securities	34,197,707	30,093,342,417
Total Sales	$116,213,502	$190,382,421,308

For the six months ended June 30, 2017, purchases and sales related to mortgage dollar rolls were as follows:

Strategic Income Opportunities
Purchases	$50,689,127,499
Sales	$50,850,463,502

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2016, the Funds had capital loss carryforwards, with no expirations dates, available to offset future realized capital gains as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
No expiration date	$9,130,151	$579,675,446

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Tax cost	$96,313,138	$43,607,498,398
Gross unrealized appreciation	$3,320,250	$517,745,301
Gross unrealized depreciation	(832,718)	(428,957,699)
Net unrealized appreciation	$2,487,532	$88,787,602

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding

BLACKROCK FUNDS II	JUNE 30, 2017	149

Notes to Financial Statements (continued)

commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Funds’ ability to buy or sell bonds. As a result, the Funds may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Funds needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to

150	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or the clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
Emerging Markets Flexible Dynamic Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,656,618	$25,445,488	1,440,490	$13,167,284
Shares issued in reinvestment of distributions	56,847	541,525	85,797	776,922
Shares redeemed	(1,214,496)	(11,561,352)	(1,192,255)	(10,911,040)
Net increase	1,498,969	$14,425,661	334,032	$3,033,166

Investor A
Shares sold	314,734	$3,004,945	610,531	$5,588,224
Shares issued in reinvestment of distributions	28,531	271,937	59,875	542,855
Shares redeemed	(354,699)	(3,394,721)	(666,751)	(5,929,999)
Net increase (decrease)	(11,434)	$(117,839)	3,655	$201,080

Investor C
Shares sold	59,608	$573,778	57,283	$522,153
Shares issued in reinvestment of distributions	6,829	65,121	18,866	170,445
Shares redeemed	(130,223)	(1,241,181)	(251,116)	(2,268,967)
Net decrease	(63,786)	$(602,282)	(174,967)	$(1,576,369)

Class K
Shares sold	4,797,066	$46,560,696	238	$9,699
Shares issued in reinvestment of distributions	26,529	252,933	60,648	547,788
Shares redeemed	(238)	(2,308)	(381,871)	(3,499,661)
Net increase (decrease)	4,823,357	$46,811,321	(320,985)	$(2,942,174)
Total Net Increase (Decrease)	6,247,106	$60,516,861	(158,265)	$(1,284,297)

BLACKROCK FUNDS II	JUNE 30, 2017	151

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
Strategic Income Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	569,416,465	$5,638,918,714	632,337,739	$6,156,212,668
Shares issued in reinvestment of distributions	28,018,362	277,468,291	52,122,515	507,711,454
Shares redeemed	(277,258,488)	(2,744,446,836)	(1,327,323,505)	(12,912,513,912)
Net increase (decrease)	320,176,339	$3,171,940,169	(642,863,251)	$(6,248,589,790)

Investor A
Shares sold	52,272,843	$517,302,025	153,129,648	$1,489,681,101
Shares issued in reinvestment of distributions	4,328,604	42,851,792	12,896,694	125,642,798
Shares redeemed	(264,344,404)	(2,617,180,421)	(296,630,965)	(2,888,419,028)
Net decrease	(207,742,957)	$(2,057,026,604)	(130,604,623)	$(1,273,095,129)

Investor C
Shares sold	3,527,017	$34,877,640	10,383,497	$100,896,380
Shares issued in reinvestment of distributions	819,340	8,105,639	1,754,023	17,078,456
Shares redeemed	(19,981,439)	(197,611,386)	(37,936,800)	(369,163,988)
Net decrease	(15,635,082)	$(154,628,107)	(25,799,280)	$(251,189,152)

			Period March 28, 2016[1] to December 31, 2016
Class K
Shares sold	122,383,833	$1,212,301,435	436,207,063	4,239,761,290
Shares issued in reinvestment of distributions	6,753,219	66,925,732	7,664,377	75,011,856
Shares redeemed	(28,793,928)	(284,834,021)	(72,745,499)	(712,712,132)
Net increase	100,343,124	$994,393,146	371,125,941	3,602,061,014
Total net increase (decrease)	197,141,424	$1,954,678,604	(428,141,213)	$(4,170,813,057)

[1]	Commencement of operations.

At June 30, 2017, 17,668 Class K Shares of Strategic Income Opportunities were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

152	BLACKROCK FUNDS II	JUNE 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Emerging Markets Flexible Dynamic Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited (together, the “Sub-Advisors”), with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any overperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affil-

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	JUNE 30, 2017	153

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

iates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

154	BLACKROCK FUNDS II	JUNE 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Emerging Markets Flexible Dynamic Bond Portfolio ranked in the second, first, and second quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Strategic Income Portfolio ranked in the fourth, second and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Strategic Income Portfolio’s underperformance during the one-year period.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Emerging Markets Flexible Dynamic Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Emerging Markets Flexible Dynamic Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Emerging Markets Flexible Dynamic Bond Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016.

BLACKROCK FUNDS II	JUNE 30, 2017	155

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board noted that the Strategic Income Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Strategic Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Strategic Income Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2018, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

156	BLACKROCK FUNDS II	JUNE 30, 2017

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited[1] 079912 Singapore	Accounting Agent, and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New YorkMellon[1] New York, NY 10286 Brown Brothers Harriman & Co.[2] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Strategic Income Opportunities.

[2]	For Emerging Markets Flexible Dynamic Bond.

BLACKROCK FUNDS II	JUNE 30, 2017	157

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

158	BLACKROCK FUNDS II	JUNE 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	JUNE 30, 2017	159

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-6/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: September 5, 2017

3